UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3114

Fidelity Select Portfolios
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2005

Item 1. Reports to Stockholders

Fidelity®

Select Portfolios®

Consumer Sector

Consumer Industries

Food and Agriculture

Leisure

Multimedia

Retailing

Annual Report

February 28, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>
Fund Updates*
Consumer Sector
Consumer Industries	<Click Here>
Food and Agriculture	<Click Here>
Leisure	<Click Here>
Multimedia	<Click Here>
Retailing	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Summary, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Select Portfolios

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions or certain exchanges of shares purchased prior to October 12, 1990, redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2004 to February 28, 2005).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2004	Ending Account Value February 28, 2005	Expenses Paid During Period* September 1, 2004 to February 28, 2005
Consumer Industries Portfolio
Actual	$ 1,000.00	$ 1,141.80	$ 6.21
HypotheticalA	$ 1,000.00	$ 1,018.99	$ 5.86
Food and Agriculture Portfolio
Actual	$ 1,000.00	$ 1,152.20	$ 5.60
HypotheticalA	$ 1,000.00	$ 1,019.59	$ 5.26
Leisure Portfolio
Actual	$ 1,000.00	$ 1,138.00	$ 5.25
HypotheticalA	$ 1,000.00	$ 1,019.89	$ 4.96
Multimedia Portfolio
Actual	$ 1,000.00	$ 1,127.20	$ 5.54
HypotheticalA	$ 1,000.00	$ 1,019.59	$ 5.26
Retailing Portfolio
Actual	$ 1,000.00	$ 1,126.50	$ 5.48
HypotheticalA	$ 1,000.00	$ 1,019.64	$ 5.21

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Consumer Industries Portfolio	1.17%
Food and Agriculture Portfolio	1.05%
Leisure Portfolio	.99%
Multimedia Portfolio	1.05%
Retailing Portfolio	1.04%

Annual Report

Consumer Industries Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Consumer Industries	4.18%	2.06%	10.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Select Consumer Industries Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Consumer Industries Portfolio

Management's Discussion of Fund Performance

Comments from John Roth, Portfolio Manager of Fidelity® Select Consumer Industries Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12-month period ending February 28, 2005, the fund returned 4.18%, trailing the Goldman Sachs® Consumer Industries Index's 5.97% gain and the S&P 500®. The fund's performance lagged its sector benchmark due mainly to its overweighted position in poor-performing media stocks. In particular, broadcasting stocks were held back as the recovery in advertising spending did not meet the market's expectations. On the positive side, the fund's overweighted positions in selected Internet portals and specialty retailers were strong contributors to performance. Individual detractors included doughnut franchiser Krispy Kreme, which struggled as its growth rate decelerated and the profitability of its stores declined. Amazon.com's stock performance also lagged, as the company focused on investing in new product categories to grow its business longer term, disappointing investors who expected faster near-term earnings growth. Looking at contributors, American Eagle Outfitters was a great example of a retailer that executed its business strategy well. Internet search provider Google also was a major contributor. After a successful initial public offering, the stock rose as the company reported earnings that handily beat investors' expectations.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Industries Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
News Corp. Class A	3.6
Procter & Gamble Co.	3.3
Target Corp.	3.0
McDonald's Corp.	3.0
Omnicom Group, Inc.	2.7
Google, Inc. Class A (sub. vtg.)	2.6
Wal-Mart Stores, Inc.	2.5
Walt Disney Co.	2.4
eBay, Inc.	2.1
Yahoo!, Inc.	2.1
27.3
Top Industries as of February 28, 2005
% of fund's net assets
Media	16.5%
Hotels, Restaurants & Leisure	15.9%
Specialty Retail	10.2%
Multiline Retail	5.6%
Food & Staples Retailing	5.6%
All Others *	46.2%

* Includes short-term investments and net other assets.

Annual Report

Consumer Industries Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1)
AUTOMOBILES - 1.5%
Harley-Davidson, Inc.	6,300	$ 389,844
Thor Industries, Inc.	5,600	199,360
TOTAL AUTOMOBILES		589,204
BEVERAGES - 3.1%
PepsiCo, Inc.	7,800	420,108
The Coca-Cola Co.	18,700	800,360
TOTAL BEVERAGES		1,220,468
CHEMICALS - 0.5%
Monsanto Co.	3,500	205,730
COMMERCIAL SERVICES & SUPPLIES - 3.6%
Apollo Group, Inc. Class A (a)	7,700	567,028
Bright Horizons Family Solutions, Inc. (a)	3,596	247,692
Cendant Corp.	14,700	325,164
PHH Corp. (a)	785	16,485
R.R. Donnelley & Sons Co.	2,800	92,988
Strayer Education, Inc.	1,600	169,232
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,418,589
ELECTRICAL EQUIPMENT - 0.4%
Evergreen Solar, Inc. (a)	25,400	150,368
FOOD & STAPLES RETAILING - 5.6%
Costco Wholesale Corp.	9,700	451,923
CVS Corp.	6,700	333,861
Safeway, Inc. (a)	15,200	279,680
Sysco Corp.	100	3,442
Wal-Mart Stores, Inc.	19,300	996,073
Walgreen Co.	2,400	102,792
Whole Foods Market, Inc.	600	61,692
TOTAL FOOD & STAPLES RETAILING		2,229,463
FOOD PRODUCTS - 4.6%
Bunge Ltd.	7,700	421,267
Dean Foods Co. (a)	9,440	326,152
Fresh Del Monte Produce, Inc.	6,500	193,960
Groupe Danone sponsored ADR	4,800	95,520
Nestle SA ADR	1,600	110,160
Smithfield Foods, Inc. (a)	15,100	514,155
SunOpta, Inc. (a)	5,200	33,178
The J.M. Smucker Co.	3,100	152,396
TOTAL FOOD PRODUCTS		1,846,788
HOTELS, RESTAURANTS & LEISURE - 15.9%
Aristocrat Leisure Ltd. (d)	10,200	87,043
Boyd Gaming Corp.	100	4,901
Brinker International, Inc. (a)	7,070	267,670
Buffalo Wild Wings, Inc. (a)	5,954	224,466

	Shares	Value (Note 1)
Caesars Entertainment, Inc. (a)	6,900	$ 138,414
Carnival Corp. unit	9,800	532,924
CBRL Group, Inc.	2,900	124,149
Ctrip.com International Ltd. ADR (a)	4,000	154,200
Hilton Hotels Corp.	10,300	216,918
International Game Technology	6,100	185,806
International Speedway Corp. Class A	1,100	58,630
Kerzner International Ltd. (a)	2,000	127,880
Krispy Kreme Doughnuts, Inc. (a)(d)	31,100	170,428
Las Vegas Sands Corp.	100	4,790
McDonald's Corp.	36,000	1,190,880
MGM MIRAGE (a)	4,000	296,680
Outback Steakhouse, Inc.	9,200	413,172
Royal Caribbean Cruises Ltd.	8,100	382,725
Starbucks Corp. (a)	3,600	186,516
Starwood Hotels & Resorts Worldwide, Inc. unit	10,700	612,468
Station Casinos, Inc.	1,400	85,316
Wendy's International, Inc.	9,520	360,332
WMS Industries, Inc. (a)	2,000	59,980
Wyndham International, Inc. Class A (a)	191,500	160,860
Yum! Brands, Inc.	5,300	258,534
TOTAL HOTELS, RESTAURANTS & LEISURE		6,305,682
HOUSEHOLD DURABLES - 0.4%
Harman International Industries, Inc.	1,400	157,038
HOUSEHOLD PRODUCTS - 5.2%
Colgate-Palmolive Co.	11,700	619,164
Kimberly-Clark Corp.	2,000	131,960
Procter & Gamble Co.	25,120	1,333,621
TOTAL HOUSEHOLD PRODUCTS		2,084,745
INDUSTRIAL CONGLOMERATES - 1.3%
3M Co.	3,700	310,578
General Electric Co.	5,400	190,080
TOTAL INDUSTRIAL CONGLOMERATES		500,658
INTERNET & CATALOG RETAIL - 2.8%
Amazon.com, Inc. (a)	7,200	253,296
eBay, Inc. (a)	19,800	848,232
TOTAL INTERNET & CATALOG RETAIL		1,101,528
INTERNET SOFTWARE & SERVICES - 5.1%
Google, Inc. Class A (sub. vtg.)	5,500	1,033,945
iVillage, Inc. (a)	100	575
Sina Corp. (a)	4,600	131,238
Sohu.com, Inc. (a)(d)	2,900	51,939
Yahoo!, Inc. (a)	25,596	825,983
TOTAL INTERNET SOFTWARE & SERVICES		2,043,680
Common Stocks - continued
	Shares	Value (Note 1)
LEISURE EQUIPMENT & PRODUCTS - 4.7%
Brunswick Corp.	13,700	$ 638,968
MarineMax, Inc. (a)	8,200	280,932
Polaris Industries, Inc.	7,700	537,383
RC2 Corp. (a)	1,900	58,767
SCP Pool Corp.	10,100	343,804
TOTAL LEISURE EQUIPMENT & PRODUCTS		1,859,854
MEDIA - 16.5%
Clear Channel Communications, Inc.	27	899
E.W. Scripps Co. Class A	6,700	309,272
Fox Entertainment Group, Inc. Class A (a)	12,400	412,920
Gannett Co., Inc.	3,600	283,500
Harte-Hanks, Inc.	2,900	77,720
JC Decaux SA (a)	22,500	578,885
Lamar Advertising Co. Class A (a)	10,310	405,080
McGraw-Hill Companies, Inc.	2,400	220,440
News Corp. Class A	85,100	1,416,064
Omnicom Group, Inc.	11,600	1,056,412
Reuters Group PLC sponsored ADR	2,900	137,141
SBS Broadcasting SA (a)	2,500	106,500
Spanish Broadcasting System, Inc. Class A (a)	11,040	110,952
Univision Communications, Inc. Class A (a)	4,500	118,755
Walt Disney Co.	34,200	955,548
Washington Post Co. Class B	430	386,140
TOTAL MEDIA		6,576,228
MULTILINE RETAIL - 5.6%
Big Lots, Inc. (a)	6,400	74,688
Family Dollar Stores, Inc.	6,300	207,396
Federated Department Stores, Inc.	3,800	214,510
JCPenney Co., Inc.	5,200	231,348
Neiman Marcus Group, Inc. Class A	1,300	93,860
Nordstrom, Inc.	3,400	182,784
Saks, Inc.	2,100	31,899
Target Corp.	23,700	1,204,434
TOTAL MULTILINE RETAIL		2,240,919
PAPER & FOREST PRODUCTS - 0.0%
Neenah Paper, Inc.	60	2,110
PERSONAL PRODUCTS - 3.7%
Alberto-Culver Co.	8,200	428,614
Avon Products, Inc.	15,900	680,043
Gillette Co.	7,600	381,900
TOTAL PERSONAL PRODUCTS		1,490,557

	Shares	Value (Note 1)
REAL ESTATE - 0.6%
MeriStar Hospitality Corp. (a)	18,800	$ 137,992
ZipRealty, Inc.	6,000	92,820
TOTAL REAL ESTATE		230,812
SOFTWARE - 0.6%
Electronic Arts, Inc. (a)	3,900	251,511
SPECIALTY RETAIL - 10.2%
Aeropostale, Inc. (a)	2,900	92,510
American Eagle Outfitters, Inc.	13,700	741,581
Best Buy Co., Inc.	2,900	156,658
Chico's FAS, Inc. (a)	8,600	253,270
Foot Locker, Inc.	11,200	305,760
Gap, Inc.	3,600	76,788
Home Depot, Inc.	9,860	394,597
Hot Topic, Inc. (a)	2,750	58,740
Limited Brands, Inc.	1,027	24,422
Lowe's Companies, Inc.	10,300	605,434
Office Depot, Inc. (a)	11,200	215,600
PETsMART, Inc.	3,300	100,650
Staples, Inc.	10,400	327,808
Steiner Leisure Ltd. (a)	10,500	345,975
Toys 'R' Us, Inc. (a)	7,000	160,090
Weight Watchers International, Inc. (a)	1,900	81,700
West Marine, Inc. (a)(d)	4,300	103,974
TOTAL SPECIALTY RETAIL		4,045,557
TEXTILES, APPAREL & LUXURY GOODS - 3.9%
Coach, Inc. (a)	3,700	205,461
Kenneth Cole Productions, Inc. Class A (sub. vtg.)	2,000	58,020
Liz Claiborne, Inc.	7,400	313,020
NIKE, Inc. Class B	6,700	582,565
Phoenix Footwear Group, Inc. (a)	7,000	47,600
Polo Ralph Lauren Corp. Class A	5,200	204,880
Quiksilver, Inc. (a)	3,900	123,201
TOTAL TEXTILES, APPAREL & LUXURY GOODS		1,534,747
TOTAL COMMON STOCKS (Cost $32,783,079)		38,086,236
Money Market Funds - 3.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.51% (b)	1,048,495	$ 1,048,495
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	293,575	293,575
TOTAL MONEY MARKET FUNDS (Cost $1,342,070)		1,342,070
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $34,125,149)		39,428,306
NET OTHER ASSETS - 0.8%		319,547
NET ASSETS - 100%		$ 39,747,853
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $115,103 all of which will expire on February 28, 2013.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (including securities loaned of $284,934) (cost $34,125,149) - See accompanying schedule		$ 39,428,306
Receivable for investments sold		864,986
Receivable for fund shares sold		200,427
Dividends receivable		22,736
Interest receivable		1,490
Prepaid expenses		140
Receivable from investment adviser for expense reductions		3,152
Other receivables		5,802
Total assets		40,527,039

Liabilities
Payable for investments purchased	$ 93,042
Payable for fund shares redeemed	331,074
Accrued management fee	19,990
Other affiliated payables	15,143
Other payables and accrued expenses	26,362
Collateral on securities loaned, at value	293,575
Total liabilities		779,186

Net Assets		$ 39,747,853
Net Assets consist of:
Paid in capital		$ 34,639,266
Accumulated net investment loss		(21)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(194,549)
Net unrealized appreciation (depreciation) on investments		5,303,157
Net Assets, for 1,640,276 shares outstanding		$ 39,747,853
Net Asset Value, offering price and redemption price per share ($39,747,853 ÷ 1,640,276 shares)		$ 24.23

Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 299,346
Interest		14,700
Security lending		8,236
Total income		322,282

Expenses
Management fee	$ 210,448
Transfer agent fees	140,801
Accounting and security lending fees	28,563
Non-interested trustees' compensation	193
Custodian fees and expenses	12,002
Registration fees	18,410
Audit	34,628
Legal	257
Miscellaneous	4,656
Total expenses before reductions	449,958
Expense reductions	(13,376)	436,582
Net investment income (loss)		(114,300)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	28,195
Foreign currency transactions	705
Total net realized gain (loss)		28,900
Change in net unrealized appreciation (depreciation) on investment securities		1,505,127
Net gain (loss)		1,534,027
Net increase (decrease) in net assets resulting from operations		$ 1,419,727

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (114,300)	$ (119,555)
Net realized gain (loss)	28,900	4,330,397
Change in net unrealized appreciation (depreciation)	1,505,127	4,329,229
Net increase (decrease) in net assets resulting from operations	1,419,727	8,540,071
Distributions to shareholders from net realized gain	(1,510,535)	(589,523)
Share transactions Proceeds from sales of shares	23,571,117	20,824,895
Reinvestment of distributions	1,475,744	577,945
Cost of shares redeemed	(20,792,957)	(14,480,206)
Net increase (decrease) in net assets resulting from share transactions	4,253,904	6,922,634
Redemption fees	11,308	7,160
Total increase (decrease) in net assets	4,174,404	14,880,342

Net Assets
Beginning of period	35,573,449	20,693,107
End of period (including accumulated net investment loss of $21 and $0, respectively)	$ 39,747,853	$ 35,573,449
Other Information Shares
Sold	1,007,148	964,806
Issued in reinvestment of distributions	62,267	25,128
Redeemed	(898,454)	(645,822)
Net increase (decrease)	170,961	344,112

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 24.21	$ 18.39	$ 23.58	$ 25.31	$ 28.46
Income from Investment Operations
Net investment income (loss) C	(.07)	(.09)	(.18)	(.07)	(.11)
Net realized and unrealized gain (loss)	1.05	6.28	(5.02)	(.25)	.68
Total from investment operations	.98	6.19	(5.20)	(.32)	.57
Distributions from net realized gain	(.97)	(.38)	-	(1.42)	(3.80)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.08
Net asset value, end of period	$ 24.23	$ 24.21	$ 18.39	$ 23.58	$ 25.31
Total Return A, B	4.18%	33.82%	(22.01)%	(.87)%	2.74%
Ratios to Average Net Assets D
Expenses before expense reductions	1.23%	1.59%	1.86%	1.71%	1.80%
Expenses net of voluntary waivers, if any	1.22%	1.59%	1.86%	1.71%	1.80%
Expenses net of all reductions	1.19%	1.54%	1.83%	1.69%	1.78%
Net investment income (loss)	(.31)%	(.39)%	(.84)%	(.30)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,748	$ 35,573	$ 20,693	$ 23,471	$ 20,483
Portfolio turnover rate	112%	138%	116%	110%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Anuual Report

Food and Agriculture Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Food and Agriculture	11.24%	13.40%	10.94%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Food and Agriculture Portfolio

Management's Discussion of Fund Performance

Comments from Robert Lee, Portfolio Manager of Fidelity® Select Food and Agriculture Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund returned 11.24%, outpacing both the Goldman Sachs® Consumer Industries Index, which gained 5.97%, and the S&P 500®. Roughly half of the fund's outperformance of the Goldman Sachs index can be credited to the strong showing of food and agricultural stocks relative to other groups contained in the index. This factor more than offset the unfavorable impact of the fund's natural inclusion of food retail stocks, such as Safeway, and food distributor stocks, notably Sysco, both of which underperformed the Goldman Sachs index. The other half of the fund's outperformance was driven by successful industry and stock selection within food and agriculture area. The fund benefited from being overweighted in the restaurant and agriculture commodity groups, which performed well. These gains - together with successful stock selection within most food and agriculture segments - more than offset some missed opportunities in the agricultural chemical and wine distributor groups. Among restaurant holdings, Red Robin Gourmet Burgers and Buffalo Wild Wings were among the biggest contributors to the fund's absolute and relative performance, buoyed by continued strong earnings growth. Other restaurant winners included Sonic and McDonald's, both of which performed well despite rising food commodity costs and higher gasoline prices, which curbed consumers' ability to spend. In contrast, Outback Steakhouse was hurt by these challenges, and its stock detracted from performance. My timing regarding P.F. Chang's China Bistro was another detractor from performance, as I overweighted the stock when it was declining, then sold before it posted very strong returns late in the period. Elsewhere, rising commodity prices helped boost holdings in agriculture commodity companies such as Archer-Daniels-Midland and Bunge Limited.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Food and Agriculture Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Altria Group, Inc.	7.3
McDonald's Corp.	6.8
Unilever NV (NY Shares)	6.8
PepsiCo, Inc.	5.8
Nestle SA ADR	5.4
Archer-Daniels-Midland Co.	4.7
Kellogg Co.	4.1
The Coca-Cola Co.	3.9
General Mills, Inc.	3.2
Buffalo Wild Wings, Inc.	2.5
50.5
Top Industries as of February 28, 2005
% of fund's net assets
Food Products	37.0%
Hotels, Restaurants & Leisure	20.8%
Beverages	12.9%
Tobacco	12.4%
Household Products	4.7%
All Others *	12.2%

* Includes short-term investments and net other assets.

Annual Report

Food and Agriculture Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (Note 1)
BEVERAGES - 12.9%
Anheuser-Busch Companies, Inc.	55,800	$ 2,647,710
Coca-Cola Femsa SA de CV sponsored ADR	12,600	323,820
Coca-Cola Hellenic Bottling Co. SA ADR	100	2,685
Constellation Brands, Inc. Class A (sub. vtg.) (a)	14,600	781,538
Diageo PLC sponsored ADR	100	5,727
Efes Breweries International NV unit (e)	7,000	224,000
Fomento Economico Mexicano SA de CV sponsored ADR	6,200	374,604
PepsiAmericas, Inc.	100	2,275
PepsiCo, Inc.	151,400	8,154,404
The Coca-Cola Co.	127,300	5,448,440
TOTAL BEVERAGES		17,965,203
BIOTECHNOLOGY - 0.3%
Global Bio-Chem Technology Group Co. Ltd.	204,000	142,558
Senomyx, Inc.	30,700	340,463
TOTAL BIOTECHNOLOGY		483,021
CHEMICALS - 2.7%
Monsanto Co.	54,000	3,174,120
Syngenta AG sponsored ADR	24,700	557,232
TOTAL CHEMICALS		3,731,352
FOOD & STAPLES RETAILING - 3.9%
Albertsons, Inc.	79,900	1,788,961
Central European Distribution Corp. (a)	6,300	242,676
Kroger Co. (a)	7,700	138,523
Performance Food Group Co. (a)	4,800	130,272
Safeway, Inc. (a)	88,000	1,619,200
Sysco Corp.	45,700	1,572,994
United Natural Foods, Inc. (a)	100	3,117
Whole Foods Market, Inc.	100	10,282
TOTAL FOOD & STAPLES RETAILING		5,506,025
FOOD PRODUCTS - 37.0%
Archer-Daniels-Midland Co.	274,000	6,603,400
Azucarera Ebro Agricolas SA	8,600	148,040
Bunge Ltd.	32,200	1,761,662
Cadbury Schweppes PLC sponsored ADR	9,200	364,964
Campbell Soup Co.	17,200	476,440
ConAgra Foods, Inc.	62,100	1,696,572
Corn Products International, Inc.	67,100	1,876,787
Dean Foods Co. (a)	50	1,728
Fresh Del Monte Produce, Inc.	2,400	71,616
General Mills, Inc.	84,400	4,420,028
Groupe Danone sponsored ADR	32,400	644,760
H.J. Heinz Co.	100	3,764
Hershey Foods Corp.	29,500	1,858,500

	Shares	Value (Note 1)
Hormel Foods Corp.	100	$ 3,115
Kellogg Co.	129,700	5,706,800
Kraft Foods, Inc. Class A	99,100	3,314,895
McCormick & Co., Inc. (non-vtg.)	32,900	1,249,871
Nestle SA ADR	108,600	7,477,110
People's Food Holdings Ltd.	153,700	127,933
Petra Foods Ltd.	211,000	143,104
Ralcorp Holdings, Inc.	4,500	209,475
Richmond Foods PLC	10,200	128,517
Sanderson Farms, Inc.	100	4,487
Sara Lee Corp.	100	2,240
Smithfield Foods, Inc. (a)	61,100	2,080,455
Tyson Foods, Inc. Class A	100	1,702
Unilever NV (NY Shares)	142,500	9,531,825
Wm. Wrigley Jr. Co.	24,000	1,597,440
TOTAL FOOD PRODUCTS		51,507,230
HOTELS, RESTAURANTS & LEISURE - 20.8%
Applebee's International, Inc.	75	2,138
Brinker International, Inc. (a)	52,500	1,987,650
Buffalo Wild Wings, Inc. (a)	92,914	3,502,858
California Pizza Kitchen, Inc. (a)	20,900	499,928
Darden Restaurants, Inc.	100	2,680
Domino's Pizza, Inc.	48,300	824,481
Famous Dave's of America, Inc. (a)	39,300	438,588
Jack in the Box, Inc. (a)	3,458	124,142
McCormick & Schmick Seafood Restaurants	13,200	210,540
McDonald's Corp.	288,200	9,533,656
O'Charleys, Inc. (a)	18,100	382,272
Outback Steakhouse, Inc.	37,600	1,688,616
P.F. Chang's China Bistro, Inc. (a)	68	3,727
Panera Bread Co. Class A (a)	3,000	160,380
Rare Hospitality International, Inc. (a)	100	2,926
Red Robin Gourmet Burgers, Inc. (a)	71,700	3,250,161
Sonic Corp. (a)	25,450	857,411
Starbucks Corp. (a)(d)	44,600	2,310,726
The Cheesecake Factory, Inc. (a)	51	1,736
Wendy's International, Inc.	68,900	2,607,865
Yum! Brands, Inc.	10,800	526,824
TOTAL HOTELS, RESTAURANTS & LEISURE		28,919,305
HOUSEHOLD PRODUCTS - 4.7%
Clorox Co.	100	6,004
Colgate-Palmolive Co.	60,500	3,201,660
Procter & Gamble Co.	58,500	3,105,765
Reckitt Benckiser PLC	8,700	274,252
TOTAL HOUSEHOLD PRODUCTS		6,587,681
MACHINERY - 0.5%
AGCO Corp. (a)	15,900	309,573
Common Stocks - continued
	Shares	Value (Note 1)
MACHINERY - CONTINUED
CNH Global NV	100	$ 1,814
Deere & Co.	4,600	327,106
TOTAL MACHINERY		638,493
PERSONAL PRODUCTS - 1.8%
Alberto-Culver Co.	6,300	329,301
Gillette Co.	43,400	2,180,850
TOTAL PERSONAL PRODUCTS		2,510,151
SPECIALTY RETAIL - 0.0%
Weight Watchers International, Inc. (a)	100	4,300
TOBACCO - 12.4%
Altria Group, Inc.	154,900	10,169,184
British American Tobacco PLC sponsored ADR	18,800	691,464
Imperial Tobacco Group PLC	100	2,668
Loews Corp. - Carolina Group	32,500	1,064,050
Reynolds American, Inc.	40,300	3,302,585
Universal Corp.	2,600	130,520
UST, Inc.	35,100	1,918,215
TOTAL TOBACCO		17,278,686
TOTAL COMMON STOCKS (Cost $111,722,747)		135,131,447
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 2.51% (b)	3,508,246	3,508,246
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	2,330,350	2,330,350
TOTAL MONEY MARKET FUNDS (Cost $5,838,596)		5,838,596
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $117,561,343)		140,970,043
NET OTHER ASSETS - (1.2)%		(1,641,734)
NET ASSETS - 100%		$ 139,328,309
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $224,000 or 0.2% of net assets.

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.4%
Netherlands	7.0%
Switzerland	5.8%
Bermuda	1.3%
United Kingdom	1.1%
Others (individually less than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Food and Agriculture Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (including securities loaned of $2,310,726) (cost $117,561,343) - See accompanying schedule		$ 140,970,043
Receivable for investments sold		245,035
Receivable for fund shares sold		2,467,886
Dividends receivable		129,646
Interest receivable		8,605
Prepaid expenses		482
Other affiliated receivables		291
Other receivables		7,880
Total assets		143,829,868

Liabilities
Payable for investments purchased	$ 813,167
Payable for fund shares redeemed	1,219,009
Accrued management fee	65,276
Other affiliated payables	44,684
Other payables and accrued expenses	29,073
Collateral on securities loaned, at value	2,330,350
Total liabilities		4,501,559

Net Assets		$ 139,328,309
Net Assets consist of:
Paid in capital		$ 115,580,648
Undistributed net investment income		28,038
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		310,875
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,408,748
Net Assets, for 2,709,811 shares outstanding		$ 139,328,309
Net Asset Value, offering price and redemption price per share ($139,328,309 ÷ 2,709,811 shares)		$ 51.42

Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 1,859,004
Interest		53,359
Security lending		31,699
Total income		1,944,062

Expenses
Management fee	$ 676,891
Transfer agent fees	419,605
Accounting and security lending fees	60,863
Non-interested trustees' compensation	726
Custodian fees and expenses	19,188
Registration fees	31,866
Audit	34,982
Legal	274
Miscellaneous	7,498
Total expenses before reductions	1,251,893
Expense reductions	(20,471)	1,231,422
Net investment income (loss)		712,640
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	8,330,787
Foreign currency transactions	(427)
Total net realized gain (loss)		8,330,360
Change in net unrealized appreciation (depreciation) on: Investment securities	2,593,630
Assets and liabilities in foreign currencies	(344)
Total change in net unrealized appreciation (depreciation)		2,593,286
Net gain (loss)		10,923,646
Net increase (decrease) in net assets resulting from operations		$ 11,636,286

See accompanying notes which are an integral part of the financial statements.

Annual Report

Food and Agriculture Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 712,640	$ 504,056
Net realized gain (loss)	8,330,360	1,532,340
Change in net unrealized appreciation (depreciation)	2,593,286	22,627,041
Net increase (decrease) in net assets resulting from operations	11,636,286	24,663,437
Distributions to shareholders from net investment income	(683,408)	(521,536)
Share transactions Proceeds from sales of shares	105,702,482	24,022,618
Reinvestment of distributions	642,326	489,419
Cost of shares redeemed	(82,447,637)	(32,354,647)
Net increase (decrease) in net assets resulting from share transactions	23,897,171	(7,842,610)
Redemption fees	41,906	13,977
Total increase (decrease) in net assets	34,891,955	16,313,268

Net Assets
Beginning of period	104,436,354	88,123,086
End of period (including undistributed net investment income of $28,038 and $0, respectively)	$ 139,328,309	$ 104,436,354
Other Information Shares
Sold	2,217,961	567,727
Issued in reinvestment of distributions	13,111	11,371
Redeemed	(1,767,243)	(800,611)
Net increase (decrease)	463,829	(221,513)

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 46.50	$ 35.71	$ 44.68	$ 46.01	$ 31.88
Income from Investment Operations
Net investment income (loss) C	.29	.22	.25	.34	.44
Net realized and unrealized gain (loss)	4.90	10.80	(8.06)	2.79	13.96
Total from investment operations	5.19	11.02	(7.81)	3.13	14.40
Distributions from net investment income	(.29)	(.24)	(.32)	(.21)	(.36)
Distributions from net realized gain	-	-	(.88)	(4.28)	-
Total distributions	(.29)	(.24)	(1.20)	(4.49)	(.36)
Redemption fees added to paid in capital C	.02	.01	.04	.03	.09
Net asset value, end of period	$ 51.42	$ 46.50	$ 35.71	$ 44.68	$ 46.01
Total ReturnA,B	11.24%	30.94%	(17.85)%	7.76%	45.47%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.06%	1.27%	1.25%	1.24%	1.28%
Expenses net of voluntary waivers, if any	1.06%	1.27%	1.25%	1.24%	1.28%
Expenses net of all reductions	1.05%	1.25%	1.17%	1.14%	1.24%
Net investment income (loss)	.61%	.55%	.59%	.79%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 139,328	$ 104,436	$ 88,123	$ 119,980	$ 119,769
Portfolio turnover rate	86%	62%	225%	315%	151%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Leisure	7.43%	1.20%	13.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Leisure Portfolio

Management's Discussion of Fund Performance

Comments from Aaron Cooper, Portfolio Manager of Fidelity® Select Leisure Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12-month period ending February 28, 2005, Fidelity Select Leisure Portfolio returned 7.43%, outperforming both the Goldman Sachs® Consumer Industries Index, which returned 5.97%, and the S&P 500®. Solid stock picking and a relatively large position in the Internet portals and content space, a group not included in the sector index, drove most of the relative outperformance. Among the companies that did well in that space were Yahoo! and Google, each of which attracted increasing traffic to the Internet in a very effective manner. Good stock selection and an overweighting in casinos and gaming also made a big contribution to performance, as did the fund's overweighted position in the hotels, resorts and cruise lines group. Among the strongest performers here were casino operator Kerzner International, Starwood Hotels & Resorts and Carnival Cruise Lines. The biggest absolute detractor was Krispy Kreme Doughnuts, a stock that is no longer held, which fell on a series of unexpected company-specific issues, including a Securities and Exchange Commission investigation. Broadcasting and cable television stocks also hurt performance, with media names such as Clear Channel Communications and EchoStar Communications turning in disappointing results.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Leisure Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Yahoo!, Inc.	6.7
Lamar Advertising Co. Class A	6.3
Omnicom Group, Inc.	5.8
Carnival Corp. unit	5.1
Walt Disney Co.	4.9
Harman International Industries, Inc.	4.8
McDonald's Corp.	4.4
News Corp. Class A	3.6
Liberty Media Corp. Class A	2.7
Getty Images, Inc.	2.6
46.9
Top Industries as of February 28, 2005
% of fund's net assets
Media	46.9%
Hotels, Restaurants & Leisure	26.6%
Internet Software & Services	9.3%
Household Durables	4.8%
Software	2.9%
All Others *	9.5%

* Includes short-term investments and net other assets.

Annual Report

Leisure Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1)
AUTOMOBILES - 1.5%
Harley-Davidson, Inc.	51,500	$ 3,186,820
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Cendant Corp.	85,500	1,891,260
COMMUNICATIONS EQUIPMENT - 0.3%
Arris Group, Inc. (a)	80,700	512,445
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
BellSouth Corp.	100	2,580
SBC Communications, Inc.	100	2,405
Verizon Communications, Inc.	100	3,597
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		8,582
HOTELS, RESTAURANTS & LEISURE - 26.6%
Boyd Gaming Corp.	17,000	833,170
Brinker International, Inc. (a)	20,300	768,558
Buffalo Wild Wings, Inc. (a)	27,500	1,036,750
Carnival Corp. unit	193,600	10,527,968
Hilton Hotels Corp.	50,600	1,065,636
International Game Technology	49,500	1,507,770
Kerzner International Ltd. (a)	53,500	3,420,790
McDonald's Corp.	277,500	9,179,700
MGM MIRAGE (a)	19,400	1,438,898
Outback Steakhouse, Inc.	68,300	3,067,353
Penn National Gaming, Inc. (a)	42,000	2,535,120
Red Robin Gourmet Burgers, Inc. (a)	20,900	947,397
Royal Caribbean Cruises Ltd.	93,800	4,432,050
Starbucks Corp. (a)(d)	66,300	3,435,003
Starwood Hotels & Resorts Worldwide, Inc. unit	41,700	2,386,908
Station Casinos, Inc.	15,500	944,570
Wendy's International, Inc.	95,400	3,610,890
WMS Industries, Inc. (a)	10,500	314,895
Wynn Resorts Ltd. (a)	25,400	1,817,878
Yum! Brands, Inc.	34,600	1,687,788
TOTAL HOTELS, RESTAURANTS & LEISURE		54,959,092
HOUSEHOLD DURABLES - 4.8%
Harman International Industries, Inc.	88,400	9,915,828
INTERNET & CATALOG RETAIL - 0.6%
eBay, Inc. (a)	27,000	1,156,680
INTERNET SOFTWARE & SERVICES - 9.3%
CNET Networks, Inc. (a)	65,700	594,585
Google, Inc. Class A (sub. vtg.)	25,500	4,793,745
Yahoo!, Inc. (a)	430,204	13,882,684
TOTAL INTERNET SOFTWARE & SERVICES		19,271,014

	Shares	Value (Note 1)
LEISURE EQUIPMENT & PRODUCTS - 2.8%
Brunswick Corp.	88,100	$ 4,108,984
Eastman Kodak Co.	35,100	1,193,049
Polaris Industries, Inc.	5,500	383,845
TOTAL LEISURE EQUIPMENT & PRODUCTS		5,685,878
MACHINERY - 0.8%
Cummins, Inc.	22,700	1,666,407
MEDIA - 46.9%
Arbitron, Inc. (a)	8,400	340,620
Clear Channel Communications, Inc.	133,341	4,437,588
Comcast Corp. Class A (a)	14,600	475,230
Cumulus Media, Inc. Class A (a)	31,000	438,650
E.W. Scripps Co. Class A	37,200	1,717,152
EchoStar Communications Corp. Class A	102,100	3,037,475
Entercom Communications Corp. Class A (a)	49,000	1,686,580
Fox Entertainment Group, Inc. Class A (a)	92,500	3,080,250
Getty Images, Inc. (a)	76,100	5,428,974
Grupo Televisa SA de CV sponsored ADR	36,000	2,320,200
JC Decaux SA (a)	109,100	2,806,950
Lamar Advertising Co. Class A (a)(d)	331,300	13,016,777
Liberty Media Corp. Class A (a)	538,868	5,464,122
Liberty Media International, Inc. Class A (a)	31,801	1,374,757
McGraw-Hill Companies, Inc.	16,200	1,487,970
News Corp. Class A	450,696	7,499,581
Omnicom Group, Inc.	130,700	11,902,849
Salem Communications Corp. Class A (a)	38,800	896,668
Spanish Broadcasting System, Inc. Class A (a)	70,600	709,530
The DIRECTV Group, Inc. (a)	173,401	2,602,749
Time Warner, Inc. (a)	172,400	2,970,452
UnitedGlobalCom, Inc. Class A (a)	231,500	2,152,950
Univision Communications, Inc. Class A (a)	169,800	4,481,022
Viacom, Inc. Class B (non-vtg.)	64,196	2,240,440
Walt Disney Co.	359,700	10,050,018
Westwood One, Inc. (a)	27,400	598,416
XM Satellite Radio Holdings, Inc. Class A (a)(d)	108,135	3,564,130
TOTAL MEDIA		96,782,100
SOFTWARE - 2.9%
Electronic Arts, Inc. (a)	76,300	4,920,587
NAVTEQ Corp.	24,300	1,061,910
TOTAL SOFTWARE		5,982,497
WIRELESS TELECOMMUNICATION SERVICES - 2.1%
American Tower Corp. Class A (a)	234,700	4,302,051
TOTAL COMMON STOCKS (Cost $175,001,686)		205,320,654
Money Market Funds - 2.1%
	Shares	Value (Note 1)
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c) (Cost $4,294,108)	4,294,108	$ 4,294,108
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $179,295,794)		209,614,762
NET OTHER ASSETS - (1.6)%		(3,208,860)
NET ASSETS - 100%		$ 206,405,902
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.6%
Panama	5.1%
Liberia	2.1%
Bahamas (Nassau)	1.7%
France	1.4%
Mexico	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (including securities loaned of $4,630,701) (cost $179,295,794) - See accompanying schedule		$ 209,614,762
Receivable for investments sold		4,154,494
Receivable for fund shares sold		347,817
Dividends receivable		98,331
Interest receivable		2,575
Prepaid expenses		773
Other affiliated receivables		105
Other receivables		40,868
Total assets		214,259,725

Liabilities
Payable to custodian bank	$ 30,973
Payable for investments purchased	1,515,917
Payable for fund shares redeemed	1,812,379
Accrued management fee	103,249
Other affiliated payables	70,935
Other payables and accrued expenses	26,262
Collateral on securities loaned, at value	4,294,108
Total liabilities		7,853,823

Net Assets		$ 206,405,902
Net Assets consist of:
Paid in capital		$ 171,819,142
Accumulated net investment loss		(739)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,268,494
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		30,319,005
Net Assets, for 2,749,621 shares outstanding		$ 206,405,902
Net Asset Value, offering price and redemption price per share ($206,405,902 ÷ 2,749,621 shares)		$ 75.07

Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 1,290,457
Interest		48,645
Security lending		31,083
Total income		1,370,185

Expenses
Management fee	$ 1,160,202
Transfer agent fees	677,692
Accounting and security lending fees	102,439
Non-interested trustees' compensation	1,186
Custodian fees and expenses	12,802
Registration fees	29,987
Audit	35,376
Legal	549
Interest	379
Miscellaneous	12,237
Total expenses before reductions	2,032,849
Expense reductions	(97,639)	1,935,210
Net investment income (loss)		(565,025)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	9,227,830
Foreign currency transactions	1,646
Total net realized gain (loss)		9,229,476
Change in net unrealized appreciation (depreciation) on: Investment securities	3,427,965
Assets and liabilities in foreign currencies	37
Total change in net unrealized appreciation (depreciation)		3,428,002
Net gain (loss)		12,657,478
Net increase (decrease) in net assets resulting from operations		$ 12,092,453

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (565,025)	$ (614,516)
Net realized gain (loss)	9,229,476	41,417,523
Change in net unrealized appreciation (depreciation)	3,428,002	24,508,475
Net increase (decrease) in net assets resulting from operations	12,092,453	65,311,482
Distributions to shareholders from net realized gain	(12,897,221)	-
Share transactions Proceeds from sales of shares	89,140,152	79,019,245
Reinvestment of distributions	12,212,709	-
Cost of shares redeemed	(98,538,099)	(52,161,777)
Net increase (decrease) in net assets resulting from share transactions	2,814,762	26,857,468
Redemption fees	42,388	37,107
Total increase (decrease) in net assets	2,052,382	92,206,057

Net Assets
Beginning of period	204,353,520	112,147,463
End of period (including accumulated net investment loss of $739 and $0, respectively)	$ 206,405,902	$ 204,353,520
Other Information Shares
Sold	1,203,993	1,278,672
Issued in reinvestment of distributions	165,996	-
Redeemed	(1,366,919)	(839,593)
Net increase (decrease)	3,070	439,079

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 74.40	$ 48.60	$ 61.57	$ 66.22	$ 84.73
Income from Investment Operations
Net investment income (loss) C	(.20)	(.24)	(.33)	(.29)	(.11)
Net realized and unrealized gain (loss)	5.55	26.03	(12.66)	(4.37)	(8.52)
Total from investment operations	5.35	25.79	(12.99)	(4.66)	(8.63)
Distributions from net realized gain	(4.70)	-	-	-	(9.92)
Redemption fees added to paid in capital C	.02	.01	.02	.01	.04
Net asset value, end of period	$ 75.07	$ 74.40	$ 48.60	$ 61.57	$ 66.22
Total Return A, B	7.43%	53.09%	(21.07)%	(7.02)%	(12.04)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.01%	1.15%	1.27%	1.12%	1.12%
Expenses net of voluntary waivers, if any	1.01%	1.15%	1.27%	1.12%	1.12%
Expenses net of all reductions	.96%	1.09%	1.19%	1.09%	1.12%
Net investment income (loss)	(.28)%	(.38)%	(.62)%	(.46)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 206,406	$ 204,354	$ 112,147	$ 211,055	$ 269,848
Portfolio turnover rate	117%	156%	124%	60%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Multimedia	0.01%	-0.10%	12.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Multimedia Portfolio

Management's Discussion of Fund Performance

Comments from John Roth, Portfolio Manager of Fidelity® Select Multimedia Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12-month period ending February 28, 2005, the fund returned 0.01%, trailing both the Goldman Sachs® Consumer Industries Index's 5.97% gain and the S&P 500®. The fund's performance lagged the Goldman Sachs index due mainly to unfavorable industry selection. The largest detractor from performance relative to the sector benchmark was the fund's overweighted position in poor-performing media stocks. Radio broadcaster Clear Channel Communications was the largest relative detractor during the period, as its business fundamentals remained weak despite a recovery in the advertising environment. IAC/InterActiveCorp also hurt, with its travel business suffering from increased competition from the big hotel chains and other online providers. On the positive side, overweightings in selected Internet portals were strong contributors to performance. Internet portal Yahoo!, the fund's top contributor to relative performance and its third-largest holding at the period end, benefited from the shift of ad dollars from traditional media to the Internet. Another major holding, Internet search engine Google, also was a major contributor. After a successful initial public offering, the company's stock continued to rise after it reported earnings that handily beat investor expectations.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Multimedia Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Walt Disney Co.	9.3
Omnicom Group, Inc.	8.2
Yahoo!, Inc.	6.6
Google, Inc. Class A (sub. vtg.)	5.8
News Corp. Class A	5.2
Washington Post Co. Class B	5.1
McGraw-Hill Companies, Inc.	4.6
Gannett Co., Inc.	4.3
XM Satellite Radio Holdings, Inc. Class A	3.3
E.W. Scripps Co. Class A	3.2
55.6
Top Industries as of February 28, 2005
% of fund's net assets
Media	76.4%
Internet Software & Services	14.0%
Commercial Services & Supplies	2.9%
Software	2.7%
Internet & Catalog Retail	2.0%
All Others *	2.0%

* Includes short-term investments and net other assets.

Annual Report

Multimedia Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 2.9%
51job, Inc. ADR (d)	9,600	$ 194,688
Apollo Group, Inc. Class A (a)	11,600	854,224
Monster Worldwide, Inc. (a)	33,300	960,705
R.R. Donnelley & Sons Co.	47,600	1,580,796
TOTAL COMMERCIAL SERVICES & SUPPLIES		3,590,413
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Dolby Laboratories, Inc. Class A	700	16,156
HOTELS, RESTAURANTS & LEISURE - 0.4%
Ctrip.com International Ltd. ADR (a)	12,300	474,165
INTERNET & CATALOG RETAIL - 2.0%
eBay, Inc. (a)	42,400	1,816,416
IAC/InterActiveCorp (a)	29,500	663,750
Shopping.Com Ltd.	3,400	55,692
TOTAL INTERNET & CATALOG RETAIL		2,535,858
INTERNET SOFTWARE & SERVICES - 14.0%
aQuantive, Inc. (a)	88,400	934,388
Google, Inc. Class A (sub. vtg.)	38,800	7,294,012
iVillage, Inc. (a)	45,300	260,475
Netease.com, Inc. sponsored ADR (a)	3,700	156,473
Sina Corp. (a)(d)	12,100	345,213
ValueClick, Inc. (a)	21,800	275,770
Yahoo!, Inc. (a)	257,800	8,319,206
TOTAL INTERNET SOFTWARE & SERVICES		17,585,537
MEDIA - 76.4%
ADVO, Inc.	8,800	322,696
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR	16,700	728,287
Cablevision Systems Corp. - NY Group Class A (a)	80,255	2,492,720
Central European Media Enterprises Ltd. Class A (a)	20,700	942,471
Cheil Communications, Inc.	30	4,973
Clear Channel Communications, Inc.	26	865
E.W. Scripps Co. Class A	88,000	4,062,080
EchoStar Communications Corp. Class A	61,400	1,826,650
Fox Entertainment Group, Inc. Class A (a)	120,200	4,002,660
Gannett Co., Inc.	68,000	5,355,000
Getty Images, Inc. (a)	26,200	1,869,108
Grupo Televisa SA de CV sponsored ADR	11,700	754,065

	Shares	Value (Note 1)
Harte-Hanks, Inc.	11,300	$ 302,840
ITV PLC	152,101	339,139
JC Decaux SA (a)	116,800	3,005,058
Lamar Advertising Co. Class A (a)	100,400	3,944,716
Liberty Media Corp. Class A (a)	4	41
Liberty Media International, Inc. Class A (a)	13,670	590,954
Lions Gate Entertainment Corp. (a)	54,200	569,925
McGraw-Hill Companies, Inc.	63,200	5,804,920
Mediaset Spa	142,600	2,009,274
News Corp.:
Class A	394,322	6,561,518
Class B (d)	191,000	3,287,110
Omnicom Group, Inc.	112,900	10,281,803
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	112,660	1,565,974
Point.360 (a)	1,000	3,400
R.H. Donnelley Corp. (a)	7,100	433,100
Radio One, Inc. Class D (non-vtg.) (a)	85,000	1,161,950
Reuters Group PLC sponsored ADR	18,400	870,136
SBS Broadcasting SA (a)	16,700	711,420
The DIRECTV Group, Inc. (a)	34	510
Time Warner, Inc. (a)	81,025	1,396,061
Tribune Co.	47,400	1,930,602
UnitedGlobalCom, Inc. Class A (a)	135,900	1,263,870
Univision Communications, Inc. Class A (a)	94,700	2,499,133
Viacom, Inc. Class B (non-vtg.)	71,496	2,495,210
Walt Disney Co.	420,300	11,743,181
Washington Post Co. Class B	7,100	6,375,800
World Wrestling Entertainment, Inc. Class A	28,800	364,608
XM Satellite Radio Holdings, Inc. Class A (a)(d)	125,300	4,129,888
TOTAL MEDIA		96,003,716
SOFTWARE - 2.7%
Electronic Arts, Inc. (a)	35,500	2,289,395
Macrovision Corp. (a)	200	4,850
NDS Group PLC sponsored ADR (a)	8,700	312,504
Shanda Interactive Entertainment Ltd. ADR (d)	26,800	810,164
TOTAL SOFTWARE		3,416,913
WIRELESS TELECOMMUNICATION SERVICES - 1.6%
SpectraSite, Inc. (a)	32,300	1,996,140
TOTAL COMMON STOCKS (Cost $105,586,908)		125,618,898
Money Market Funds - 7.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.51% (b)	1,575,724	$ 1,575,724
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	7,276,575	7,276,575
TOTAL MONEY MARKET FUNDS (Cost $8,852,299)		8,852,299
TOTAL INVESTMENT PORTFOLIO - 107.1% (Cost $114,439,207)		134,471,197
NET OTHER ASSETS - (7.1)%		(8,856,060)
NET ASSETS - 100%		$ 125,615,137
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $7,637,313) (cost $114,439,207) - See accompanying schedule		$ 134,471,197
Receivable for investments sold		930,425
Receivable for fund shares sold		50,406
Dividends receivable		56,208
Interest receivable		1,065
Prepaid expenses		460
Other affiliated receivables		87
Other receivables		29,066
Total assets		135,538,914

Liabilities
Payable for investments purchased	$ 1,519,521
Payable for fund shares redeemed	992,219
Accrued management fee	63,079
Other affiliated payables	45,658
Other payables and accrued expenses	26,725
Collateral on securities loaned, at value	7,276,575
Total liabilities		9,923,777

Net Assets		$ 125,615,137
Net Assets consist of:
Paid in capital		$ 105,622,510
Accumulated net investment loss		(110)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(39,256)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,031,993
Net Assets, for 2,884,253 shares outstanding		$ 125,615,137
Net Asset Value, offering price and redemption price per share ($125,615,137 ÷ 2,884,253 shares)		$ 43.55

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 646,156
Interest		55,368
Security lending		51,117
Total income		752,641

Expenses
Management fee	$ 707,270
Transfer agent fees	449,035
Accounting and security lending fees	63,650
Non-interested trustees' compensation	673
Custodian fees and expenses	14,467
Registration fees	32,991
Audit	35,043
Legal	577
Interest	1,959
Miscellaneous	12,021
Total expenses before reductions	1,317,686
Expense reductions	(46,112)	1,271,574
Net investment income (loss)		(518,933)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,614,363
Foreign currency transactions	6,617
Total net realized gain (loss)		1,620,980
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,028,982)
Assets and liabilities in foreign currencies	(154)
Total change in net unrealized appreciation (depreciation)		(2,029,136)
Net gain (loss)		(408,156)
Net increase (decrease) in net assets resulting from operations		$ (927,089)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (518,933)	$ (1,154,441)
Net realized gain (loss)	1,620,980	35,926,439
Change in net unrealized appreciation (depreciation)	(2,029,136)	21,257,804
Net increase (decrease) in net assets resulting from operations	(927,089)	56,029,802
Distributions to shareholders from net realized gain	(3,811,959)	(12,358,836)
Share transactions Proceeds from sales of shares	69,736,354	137,479,179
Reinvestment of distributions	3,646,253	11,930,736
Cost of shares redeemed	(106,871,734)	(129,433,118)
Net increase (decrease) in net assets resulting from share transactions	(33,489,127)	19,976,797
Redemption fees	17,675	66,876
Total increase (decrease) in net assets	(38,210,500)	63,714,639

Net Assets
Beginning of period	163,825,637	100,110,998
End of period (including accumulated net investment loss of $110 and $0, respectively)	$ 125,615,137	$ 163,825,637
Other Information Shares
Sold	1,629,867	3,290,473
Issued in reinvestment of distributions	82,334	279,016
Redeemed	(2,482,074)	(3,033,755)
Net increase (decrease)	(769,873)	535,734

Financial Highlights

Years ended February 28,	2005	2004 F	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 44.83	$ 32.10	$ 37.38	$ 41.91	$ 53.39
Income from Investment Operations
Net investment income (loss) C	(.18)	(.31)	(.20)	(.18)	(.06)
Net realized and unrealized gain (loss)	.19 D	16.49	(5.14)	(4.36)	(7.29)
Total from investment operations	.01	16.18	(5.34)	(4.54)	(7.35)
Distributions from net realized gain	(1.30)	(3.47)	-	-	(4.16)
Redemption fees added to paid in capital C	.01	.02	.06	.01	.03
Net asset value, end of period	$ 43.55	$ 44.83	$ 32.10	$ 37.38	$ 41.91
Total ReturnA,B	.01%	50.99%	(14.13)%	(10.81)%	(13.97)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.07%	1.17%	1.29%	1.13%	1.13%
Expenses net of voluntary waivers, if any	1.07%	1.17%	1.29%	1.13%	1.13%
Expenses net of all reductions	1.03%	1.09%	1.13%	1.10%	1.12%
Net investment income (loss)	(.42)%	(.75)%	(.59)%	(.46)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 125,615	$ 163,826	$ 100,111	$ 140,070	$ 235,761
Portfolio turnover rate	88%	208%	272%	74%	73%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Retailing	8.47%	3.98%	11.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Retailing Portfolio

Management's Discussion of Fund Performance

Comments from Martin Zinny, who became Portfolio Manager of Fidelity® Select Retailing Portfolio on January 12, 2005

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

The fund did well on an absolute basis and relative to its benchmarks. For the 12 months ending February 28, 2005, the fund posted a return of 8.47%, topping the Goldman Sachs® Consumer Industries Index, which returned 5.97%, and the S&P 500®. The fund's holdings in retailers focused on the teen consumer market made significant contributions to performance. Bolstered by operational improvements, retailers American Eagle Outfitters and Abercrombie & Fitch benefited from a robust trend toward "preppy" and denim clothing. Drugstore chain CVS was another contributor. CVS' stock was helped when the company acquired Eckerd Drug from JCPenney. This development, combined with strength in its core merchandise and pharmacy businesses, led investors to bid its shares higher. On a less favorable note, supermarket operator Safeway detracted from performance. The company generated a disappointing sales increase in 2004, resulting in part from a prolonged workers' strike in Southern California. The fund reduced its position in the stock. Krispy Kreme Doughnuts also disappointed during the period. The company's accounting practices and operational decisions came under scrutiny, sending its shares lower. The fund no longer held this stock at the end of the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Retailing Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
CVS Corp.	8.2
McDonald's Corp.	7.4
Wal-Mart Stores, Inc.	6.1
Home Depot, Inc.	6.1
American Eagle Outfitters, Inc.	5.9
Safeway, Inc.	5.3
Target Corp.	4.0
Nordstrom, Inc.	2.9
JCPenney Co., Inc.	2.6
Walgreen Co.	2.5
51.0
Top Industries as of February 28, 2005
% of fund's net assets
Specialty Retail	32.4%
Food & Staples Retailing	26.4%
Multiline Retail	18.2%
Hotels, Restaurants & Leisure	13.4%
Internet & Catalog Retail	3.6%
All Others *	6.0%

* Includes short-term investments and net other assets.

Annual Report

Retailing Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (Note 1)
BEVERAGES - 0.2%
The Coca-Cola Co.	4,600	$ 196,880
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Sothebys Holdings, Inc. Class A (ltd. vtg.) (a)	9,400	167,508
FOOD & STAPLES RETAILING - 26.4%
Albertsons, Inc.	61,000	1,365,790
BJ's Wholesale Club, Inc. (a)	13,200	403,524
Costco Wholesale Corp.	34,500	1,607,355
CVS Corp.	174,200	8,680,386
Kroger Co. (a)	42,300	760,977
Safeway, Inc. (a)(d)	303,900	5,591,760
Spartan Stores, Inc. (a)	41,300	418,369
Wal-Mart Stores, Inc.	125,100	6,456,411
Walgreen Co.	60,100	2,574,083
TOTAL FOOD & STAPLES RETAILING		27,858,655
HOTELS, RESTAURANTS & LEISURE - 13.4%
Brinker International, Inc. (a)	30,000	1,135,800
Buffalo Wild Wings, Inc. (a)	13,000	490,100
California Pizza Kitchen, Inc. (a)	23,000	550,160
Jack in the Box, Inc. (a)	400	14,360
McDonald's Corp.	237,300	7,849,884
Outback Steakhouse, Inc.	23,200	1,041,912
Red Robin Gourmet Burgers, Inc. (a)	3,800	172,254
Starbucks Corp. (a)	26,100	1,352,241
Wendy's International, Inc.	38,300	1,449,655
Yum! Brands, Inc.	2,300	112,194
TOTAL HOTELS, RESTAURANTS & LEISURE		14,168,560
HOUSEHOLD DURABLES - 0.4%
Yankee Candle Co., Inc.	11,900	368,424
INTERNET & CATALOG RETAIL - 3.6%
Amazon.com, Inc. (a)	28,200	992,076
Blue Nile, Inc. (d)	29,000	814,610
eBay, Inc. (a)	43,200	1,850,688
J. Jill Group, Inc. (a)	5,000	72,250
Odimo, Inc.	10,000	83,000
TOTAL INTERNET & CATALOG RETAIL		3,812,624
LEISURE EQUIPMENT & PRODUCTS - 0.4%
MarineMax, Inc. (a)	7,400	253,524
Oakley, Inc.	10,000	134,400
TOTAL LEISURE EQUIPMENT & PRODUCTS		387,924
MULTILINE RETAIL - 18.2%
99 Cents Only Stores (a)(d)	1,800	28,062
Big Lots, Inc. (a)	86,100	1,004,787
Dollar General Corp.	9,600	203,808

	Shares	Value (Note 1)
Dollar Tree Stores, Inc. (a)	38,900	$ 1,048,355
Family Dollar Stores, Inc.	24,200	796,664
Federated Department Stores, Inc.	32,400	1,828,980
Fred's, Inc. Class A	20,600	347,110
JCPenney Co., Inc.	61,500	2,736,135
Nordstrom, Inc.	55,900	3,005,184
Saks, Inc.	20,700	314,433
Sears, Roebuck & Co.	9,100	454,363
ShopKo Stores, Inc. (a)	83,200	1,456,832
Target Corp.	82,000	4,167,240
The May Department Stores Co.	35,000	1,207,850
Tuesday Morning Corp. (a)	18,000	564,300
TOTAL MULTILINE RETAIL		19,164,103
PERSONAL PRODUCTS - 0.1%
Parlux Fragrances, Inc. (a)	5,000	124,100
SPECIALTY RETAIL - 32.4%
Abercrombie & Fitch Co. Class A	36,400	1,954,680
Aeropostale, Inc. (a)	10,000	319,000
American Eagle Outfitters, Inc.	114,400	6,192,472
Asbury Automotive Group, Inc. (a)	7,000	106,400
AutoNation, Inc. (a)	18,000	351,540
Barnes & Noble, Inc. (a)	12,300	420,168
bebe Stores, Inc.	40,000	1,126,000
Best Buy Co., Inc.	8,600	464,572
Big 5 Sporting Goods Corp.	8,000	188,000
Build-A-Bear Workshop, Inc. (d)	2,000	68,420
CarMax, Inc. (a)	18,200	600,600
Chico's FAS, Inc. (a)	40,000	1,178,000
Circuit City Stores, Inc.	14,500	226,635
Finish Line, Inc. Class A	10,000	204,600
Foot Locker, Inc.	25,000	682,500
Gap, Inc.	21,400	456,462
Guitar Center, Inc. (a)	5,000	302,900
Home Depot, Inc.	159,700	6,391,194
Hot Topic, Inc. (a)	10,000	213,600
Kirkland's, Inc. (a)	43,100	458,584
Linens 'N Things, Inc. (a)	8,200	220,498
Lithia Motors, Inc. Class A (sub. vtg.)	5,000	131,350
Lowe's Companies, Inc.	2,100	123,438
Office Depot, Inc. (a)	44,400	854,700
Pacific Sunwear of California, Inc. (a)	37,000	953,120
Payless ShoeSource, Inc. (a)	14,900	174,628
PETCO Animal Supplies, Inc. (a)	14,700	520,968
PETsMART, Inc.	7,800	237,900
RadioShack Corp.	43,100	1,274,036
RONA, Inc. (a)	16,000	642,361
Ross Stores, Inc.	9,000	252,000
Sonic Automotive, Inc. Class A (sub. vtg.)	5,000	110,950
Staples, Inc.	75,700	2,386,064
The Children's Place Retail Stores, Inc. (a)	5,600	223,944
The Pep Boys - Manny, Moe & Jack	7,000	126,560
Tiffany & Co., Inc.	4,200	126,630
Common Stocks - continued
	Shares	Value (Note 1)
SPECIALTY RETAIL - CONTINUED
TJX Companies, Inc.	29,200	$ 713,064
Too, Inc. (a)	40,200	1,067,712
Toys 'R' Us, Inc. (a)	88,600	2,026,282
Wet Seal, Inc. Class A (a)	20,000	58,400
TOTAL SPECIALTY RETAIL		34,130,932
TEXTILES, APPAREL & LUXURY GOODS - 2.3%
Ashworth, Inc. (a)	10,000	110,300
Coach, Inc. (a)	12,000	666,360
Fossil, Inc. (a)	5,000	129,000
Jones Apparel Group, Inc.	4,700	149,319
Polo Ralph Lauren Corp. Class A	10,000	394,000
Quiksilver, Inc. (a)	18,000	568,620
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	10,000	152,800
Wolverine World Wide, Inc.	10,000	222,500
TOTAL TEXTILES, APPAREL & LUXURY GOODS		2,392,899
TOTAL COMMON STOCKS (Cost $84,605,646)		102,772,609
Money Market Funds - 7.8%

Fidelity Cash Central Fund, 2.51% (b)	2,773,162	2,773,162
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	5,489,750	5,489,750
TOTAL MONEY MARKET FUNDS (Cost $8,262,912)		8,262,912
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $92,868,558)		111,035,521
NET OTHER ASSETS - (5.4)%		(5,689,185)
NET ASSETS - 100%		$ 105,346,336
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (including securities loaned of $5,385,888) (cost $92,868,558) - See accompanying schedule		$ 111,035,521
Receivable for investments sold		3,522,826
Receivable for fund shares sold		188,243
Dividends receivable		39,434
Interest receivable		7,489
Prepaid expenses		393
Other affiliated receivables		1
Other receivables		37,258
Total assets		114,831,165

Liabilities
Payable for investments purchased	$ 1,297,989
Payable for fund shares redeemed	2,580,278
Accrued management fee	52,978
Other affiliated payables	37,271
Other payables and accrued expenses	26,563
Collateral on securities loaned, at value	5,489,750
Total liabilities		9,484,829

Net Assets		$ 105,346,336
Net Assets consist of:
Paid in capital		$ 83,409,678
Accumulated net investment loss		(512)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,770,207
Net unrealized appreciation (depreciation) on investments		18,166,963
Net Assets, for 2,070,144 shares outstanding		$ 105,346,336
Net Asset Value, offering price and redemption price per share ($105,346,336 ÷ 2,070,144 shares)		$ 50.89

Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 835,911
Interest		157,777
Security lending		72,817
Total income		1,066,505

Expenses
Management fee	$ 604,301
Transfer agent fees	388,078
Accounting and security lending fees	54,325
Non-interested trustees' compensation	632
Custodian fees and expenses	10,570
Registration fees	33,646
Audit	34,925
Legal	305
Miscellaneous	6,531
Total expenses before reductions	1,133,313
Expense reductions	(49,363)	1,083,950
Net investment income (loss)		(17,445)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	5,780,154
Foreign currency transactions	770
Total net realized gain (loss)		5,780,924
Change in net unrealized appreciation (depreciation) on investment securities		4,918,974
Net gain (loss)		10,699,898
Net increase (decrease) in net assets resulting from operations		$ 10,682,453

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (17,445)	$ (376,089)
Net realized gain (loss)	5,780,924	10,890,158
Change in net unrealized appreciation (depreciation)	4,918,974	22,296,787
Net increase (decrease) in net assets resulting from operations	10,682,453	32,810,856
Distributions to shareholders from net investment income	(26,703)	-
Distributions to shareholders from net realized gain	(1,335,153)	-
Total distributions	(1,361,856)	-
Share transactions Proceeds from sales of shares	95,086,571	96,912,516
Reinvestment of distributions	1,310,189	-
Cost of shares redeemed	(87,502,356)	(106,328,320)
Net increase (decrease) in net assets resulting from share transactions	8,894,404	(9,415,804)
Redemption fees	45,609	63,615
Total increase (decrease) in net assets	18,260,610	23,458,667

Net Assets
Beginning of period	87,085,726	63,627,059
End of period (including accumulated net investment loss of $512 and $0, respectively)	$ 105,346,336	$ 87,085,726
Other Information Shares
Sold	2,004,688	2,393,633
Issued in reinvestment of distributions	25,827	-
Redeemed	(1,797,954)	(2,627,252)
Net increase (decrease)	232,561	(233,619)

Financial Highlights

Years ended February 28,	2005	2004E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 47.39	$ 30.72	$ 41.67	$ 46.34	$ 50.42
Income from Investment Operations
Net investment income (loss) C	(.01)	(.19)	(.28)	(.23)	(.25)
Net realized and unrealized gain (loss)	4.00	16.83	(10.70)	(3.05)	3.15
Total from investment operations	3.99	16.64	(10.98)	(3.28)	2.90
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	(.50)	-	-	(1.47)	(7.18)
Total distributions	(.51)	-	-	(1.47)	(7.18)
Redemption fees added to paid in capital C	.02	.03	.03	.08	.20
Net asset value, end of period	$ 50.89	$ 47.39	$ 30.72	$ 41.67	$ 46.34
Total Return A, B	8.47%	54.26%	(26.28)%	(6.85)%	5.77%
Ratios to Average Net Assets D
Expenses before expense reductions	1.08%	1.31%	1.32%	1.29%	1.36%
Expenses net of voluntary waivers, if any	1.08%	1.31%	1.32%	1.29%	1.36%
Expenses net of all reductions	1.03%	1.28%	1.25%	1.16%	1.29%
Net investment income (loss)	(.02)%	(.46)%	(.74)%	(.54)%	(.51)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 105,346	$ 87,086	$ 63,627	$ 127,194	$ 96,888
Portfolio turnover rate	94%	85%	149%	280%	278%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2005

1. Significant Accounting Policies.

Consumer Industries Portfolio, Food and Agriculture Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio (the funds) are funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund's investments are valued as of these times for the purpose of computing the fund's hourly NAV. Fidelity may suspend the calculation of one or more hourly NAVs for any period in which prices for a portion of the stocks or securities held by the funds are not readily available. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Consumer Industries Portfolio	$ 34,204,595	$ 6,242,577	$ (1,018,866)	$ 5,223,711
Food and Agriculture Portfolio	118,043,461	24,518,698	(1,592,116)	22,926,582
Leisure Portfolio	179,919,235	34,093,563	(4,398,036)	29,695,527
Multimedia Portfolio	114,556,019	22,479,606	(2,564,428)	19,915,178
Retailing Portfolio	92,978,247	20,076,912	(2,019,638)	18,057,274
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Consumer Industries Portfolio	$ -	$ -	$ (115,103)
Food and Agriculture Portfolio	24,182	666,531	-
Leisure Portfolio	-	3,523,003	-
Multimedia Portfolio	-	9,703	-
Retailing Portfolio	943,534	2,882,634	-

The tax character of distributions paid was as follows:

February 28, 2005
	Ordinary Income	Long-term Capital Gains	Total
Consumer Industries Portfolio	$ 845,065	$ 665,470	$ 1,510,535
Food and Agriculture Portfolio	683,408	-	683,408
Leisure Portfolio	3,047,560	9,849,661	12,897,221
Multimedia Portfolio	1,670,381	2,141,578	3,811,959
Retailing Portfolio	320,436	1,041,420	1,361,856
February 29, 2004
	Ordinary Income	Long-term Capital Gains	Total
Consumer Industries Portfolio	$ -	$ 589,523	$ 589,523
Food and Agriculture Portfolio	521,536	-	521,536
Multimedia Portfolio	10,934,186	1,424,650	12,358,836

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases	Sales
Consumer Industries Portfolio	$ 42,192,570	$ 40,149,654
Food and Agriculture Portfolio	128,063,950	98,781,240
Leisure Portfolio	233,712,441	243,648,429
Multimedia Portfolio	106,990,469	142,813,989
Retailing Portfolio	102,695,959	89,391,766

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Consumer Industries Portfolio	.30%	.27%	.58%
Food and Agriculture Portfolio	.30%	.27%	.58%
Leisure Portfolio	.30%	.27%	.58%
Multimedia Portfolio	.30%	.27%	.57%
Retailing Portfolio	.30%	.27%	.57%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Consumer Industries Portfolio	$ 95
Food and Agriculture Portfolio	2,041
Leisure Portfolio	10,210
Multimedia Portfolio	1,208
Retailing Portfolio	1,465

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Consumer Industries Portfolio	.39%
Food and Agriculture Portfolio	.36%
Leisure Portfolio	.34%
Multimedia Portfolio	.36%
Retailing Portfolio	.37%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

Income Distributions
Consumer Industries Portfolio	$ 14,671
Food and Agriculture Portfolio	53,340
Leisure Portfolio	48,493
Multimedia Portfolio	55,223
Retailing Portfolio	157,745

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Consumer Industries Portfolio	$ 420
Food and Agriculture Portfolio	1,950
Leisure Portfolio	2,078
Multimedia Portfolio	4,328
Retailing Portfolio	2,280

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Industries Portfolio	$ 2,243
Food and Agriculture Portfolio	18,496
Leisure Portfolio	13,116
Multimedia Portfolio	8,819
Retailing Portfolio	8,310

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Leisure Portfolio	Borrower	$ 2,014,333	1.13%	-	$ 379
Multimedia Portfolio	Borrower	$ 10,411,167	1.13%	-	$ 1,959

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emer-gency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR voluntarily agreed to reimburse certain funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Consumer Industries Portfolio	1.25% * - 2.50%	$ 3,152

* Expense limitation in effect at period-end.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction
Consumer Industries Portfolio	$ 10,224	$ -	$ -
Food and Agriculture Portfolio	19,772	699	-
Leisure Portfolio	97,639	-	-
Multimedia Portfolio	46,079	-	33
Retailing Portfolio	48,318	1,045	-

8. Other.

The funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

At the end of the period, certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares of the following funds:

	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Consumer Industries Portfolio	1	33%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Industries Portfolio, Food and Agriculture Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Industries Portfolio, Food and Agriculture Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (funds of Fidelity Select Portfolios) at February 28, 2005, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Consumer Industries (2001-present), Food and Agriculture (2001-present), Leisure (2001-present), Multimedia (2001-present), and Retailing (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002-present) and Chief Financial Officer (2002-present) of FMR Corp. Previously, Ms. Cronin served as Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-

present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (43)

Year of Election or Appointment: 2005

Deputy Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986 or 1990

Assistant Treasurer of Consumer Industries (1990), Food and Agriculture (1986), Leisure (1986), Multimedia (1986), and Retailing (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Consumer Industries, Food and Agriculture, Leisure, Multimedia, and Retailing. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Food and Agriculture	04/11/05	04/08/05	$ .01	$ .26
Leisure	04/11/05	04/08/05	$ -	$ 1.30
Multimedia	04/11/05	04/08/05	$ -	$ .01
Retailing	04/11/05	04/08/05	$ -	$ 1.89

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year indicated or for dividends for the taxable year ended 2005, if subsequently determined to be different, the net capital gain of such year; and for dividends for the taxable year ended 2004, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

	February 28, 2005	February 29, 2004
Consumer Industries	$ 0	$ 658,368
Food and Agriculture	$ 793,045	$ 0
Leisure	$ 7,354,001	$ 6,279,836
Multimedia	$ 1,168,859	$ 1,412,243
Retailing	$ 3,924,054	$ 0

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Consumer Industries	5%
Food and Agriculture	100%
Leisure	6%
Multimedia	3%
Retailing	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Consumer Industries	39%
Food and Agriculture	100%
Leisure	30%
Multimedia	4%
Retailing	100%

The funds will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on March 24, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	9,314,364,721.61	70.523
Against	2,486,143,584.96	18.823
Abstain	489,189,430.66	3.704
Broker Non-Votes	917,940,491.14	6.950
TOTAL	13,207,638,228.37	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	12,369,521,674.13	93.654
Withheld	838,116,554.24	6.346
TOTAL	13,207,638,228.37	100.000
Ralph F. Cox
Affirmative	12,353,429,984.36	93.532
Withheld	854,208,244.01	6.468
TOTAL	13,207,638,228.37	100.000
Laura B. Cronin
Affirmative	12,360,172,516.31	93.584
Withheld	847,465,712.06	6.416
TOTAL	13,207,638,228.37	100.000
Robert M. Gates
Affirmative	12,356,402,798.10	93.555
Withheld	851,235,430.27	6.445
TOTAL	13,207,638,228.37	100.000
George H. Heilmeier
Affirmative	12,365,687,775.19	93.625
Withheld	841,950,453.18	6.375
TOTAL	13,207,638,228.37	100.000
Abigail P. Johnson
Affirmative	12,335,958,829.63	93.400
Withheld	871,679,398.74	6.600
TOTAL	13,207,638,228.37	100.000
Edward C. Johnson 3d
Affirmative	12,337,734,780.99	93.414
Withheld	869,903,447.38	6.586
TOTAL	13,207,638,228.37	100.000
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	12,360,750,886.49	93.588
Withheld	846,887,341.88	6.412
TOTAL	13,207,638,228.37	100.000
Marie L. Knowles
Affirmative	12,367,215,661.94	93.637
Withheld	840,422,566.43	6.363
TOTAL	13,207,638,228.37	100.000
Ned C. Lautenbach
Affirmative	12,369,405,974.85	93.653
Withheld	838,232,253.52	6.347
TOTAL	13,207,638,228.37	100.000
Marvin L. Mann
Affirmative	12,358,339,601.76	93.570
Withheld	849,298,626.61	6.430
TOTAL	13,207,638,228.37	100.000
William O. McCoy
Affirmative	12,358,409,929.20	93.570
Withheld	849,228,299.17	6.430
TOTAL	13,207,638,228.37	100.000
Robert L. Reynolds
Affirmative	12,369,327,462.49	93.653
Withheld	838,310,765.88	6.347
TOTAL	13,207,638,228.37	100.000
William S. Stavropoulos
Affirmative	12,365,850,786.06	93.627
Withheld	841,787,442.31	6.373
TOTAL	13,207,638,228.37	100.000
PROPOSAL 3
To amend the fundamental investment limitation concerning lending for each fund.
	# of Votes	% of Votes
Consumer Industries
Affirmative	20,916,168.80	87.398
Against	1,478,679.97	6.179
Abstain	966,900.28	4.040
Broker Non-Votes	570,230.43	2.383
TOTAL	23,931,979.48	100.000
Food and Agriculture
Affirmative	41,919,685.18	72.038
Against	10,963,706.14	18.841
Abstain	3,941,521.76	6.773
Broker Non-Votes	1,366,235.42	2.348
TOTAL	58,191,148.50	100.000
Leisure
Affirmative	101,800,501.74	76.343
Against	16,953,647.40	12.714
Abstain	6,278,646.51	4.709
Broker Non-Votes	8,312,947.50	6.234
TOTAL	133,345,743.15	100.000
Multimedia
Affirmative	72,155,190.15	79.485
Against	10,618,345.74	11.697
Abstain	3,987,976.76	4.393
Broker Non-Votes	4,017,326.28	4.425
TOTAL	90,778,838.93	100.000
Retailing
Affirmative	36,900,174.48	75.114
Against	6,826,106.97	13.895
Abstain	2,661,068.48	5.417
Broker Non-Votes	2,738,156.01	5.574
TOTAL	49,125,505.94	100.000

Annual Report

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Fidelity®

Select Portfolios®

Cyclicals Sector

Air Transportation

Automotive

Chemicals

Construction and Housing

Cyclical Industries

Defense and Aerospace

Environmental

Industrial Equipment

Industrial Materials

Transportation

Annual Report

February 28, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>
Fund Updates*
Cyclicals Sector
Air Transportation	<Click Here>
Automotive	<Click Here>
Chemicals	<Click Here>
Construction and Housing	<Click Here>
Cyclical Industries	<Click Here>
Defense and Aerospace	<Click Here>
Environmental	<Click Here>
Industrial Equipment	<Click Here>
Industrial Materials	<Click Here>
Transportation	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Summary, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions or certain exchanges of shares purchased prior to October 12, 1990, redemption fees and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2004 to February 28, 2005).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2004	Ending Account Value February 28, 2005	Expenses Paid During Period* September 1, 2004 to February 28, 2005
Air Transportation Portfolio
Actual	$ 1,000.00	$ 1,129.40	$ 6.18
HypotheticalA	$ 1,000.00	$ 1,018.99	$ 5.86
Automotive Portfolio
Actual	$ 1,000.00	$ 1,114.40	$ 7.44**
HypotheticalA	$ 1,000.00	$ 1,017.75	$ 7.10**
Chemicals Portfolio
Actual	$ 1,000.00	$ 1,272.10	$ 5.92
HypotheticalA	$ 1,000.00	$ 1,019.59	$ 5.26
Construction and Housing Portfolio
Actual	$ 1,000.00	$ 1,266.60	$ 5.96
HypotheticalA	$ 1,000.00	$ 1,019.54	$ 5.31
Cyclical Industries Portfolio
Actual	$ 1,000.00	$ 1,187.90	$ 6.18
HypotheticalA	$ 1,000.00	$ 1,019.14	$ 5.71
Defense and Aerospace Portfolio
Actual	$ 1,000.00	$ 1,157.10	$ 5.35
HypotheticalA	$ 1,000.00	$ 1,019.84	$ 5.01
Environmental Portfolio
Actual	$ 1,000.00	$ 1,077.30	$ 8.50**
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25**
Industrial Equipment Portfolio
Actual	$ 1,000.00	$ 1,153.60	$ 5.50
HypotheticalA	$ 1,000.00	$ 1,019.69	$ 5.16
Industrial Materials Portfolio
Actual	$ 1,000.00	$ 1,197.30	$ 5.61
HypotheticalA	$ 1,000.00	$ 1,019.69	$ 5.16
Transportation Portfolio
Actual	$ 1,000.00	$ 1,234.80	$ 6.04
HypotheticalA	$ 1,000.00	$ 1,019.39	$ 5.46

A 5% return per year before expenses

Annual Report

Shareholder Expense Example - continued

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Air Transportation Portfolio	1.17%
Automotive Portfolio	1.42%**
Chemicals Portfolio	1.05%
Construction and Housing Portfolio	1.06%
Cyclical Industries Portfolio	1.14%
Defense and Aerospace Portfolio	1.00%
Environmental Portfolio	1.65%**
Industrial Equipment Portfolio	1.03%
Industrial Materials Portfolio	1.03%
Transportation Portfolio	1.09%

** If fees effective January 1, 2005 and changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Automotive Portfolio
Actual	1.25%	$ 6.56
HypotheticalA		$ 6.26
Environmental Portfolio
Actual	1.25%	$ 6.44
HypotheticalA		$ 6.26

A 5% return per year before expenses

Annual Report

Air Transportation Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation	12.92%	8.76%	13.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Select Air Transportation Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Air Transportation Portfolio

Management's Discussion of Fund Performance

Comments from Andrew Hatem, who became Portfolio Manager of Fidelity® Select Air Transportation Portfolio on January 3, 2005

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund was up 12.92%, trailing the 20.56% return for the Goldman Sachs® Cyclical Industries Index but significantly outperforming the S&P 500® index. The fund underperformed its sector benchmark primarily because it was significantly overweighted in poor-performing airline industry stocks, which historically have been a core component of the portfolio. Among the fund's biggest detractors were Delta Air Lines, Northwest Airlines, Continental Airlines, WestJet Airlines and AMR - the parent of American Airlines - all of which declined due to rising fuel costs, which hindered their profitability. The fund managed a positive return because its holdings in two other industries that together made up roughly 60% of its net assets on average during the period - aerospace/defense and air freight/logistics - performed quite well. More specifically, the stocks of three companies that supply parts and equipment to aerospace manufacturers - Rockwell Collins, Precision Castparts and Goodrich - rallied nicely on the improving global demand for new planes. Elsewhere, holdings in freight-forwarding companies Expeditors International of Washington and UTI Worldwide also appreciated significantly. Other detractors relative to the Goldman Sachs index included online travel provider Sabre Holdings and Quebec, Canada-based regional jet manufacturer Bombardier. The stocks of both of these companies declined.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Air Transportation Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Rockwell Collins, Inc.	6.8
Precision Castparts Corp.	6.1
Lockheed Martin Corp.	6.0
General Dynamics Corp.	5.8
The Boeing Co.	5.7
Goodrich Corp.	5.5
Honeywell International, Inc.	5.4
Expeditors International of Washington, Inc.	4.9
Southwest Airlines Co.	4.8
FedEx Corp.	4.2
55.2
Top Industries as of February 28, 2005
% of fund's net assets
Aerospace & Defense	45.1%
Air Freight & Logistics	24.5%
Airlines	21.7%
Oil & Gas	4.8%
IT Services	2.6%
All Others *	1.3%

* Includes short-term investments and net other assets.

Annual Report

Air Transportation Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 45.1%
Bombardier, Inc. Class B (sub. vtg.)	486,300	$ 1,044,789
General Dynamics Corp.	19,600	2,064,860
Goodrich Corp.	52,200	1,932,966
Honeywell International, Inc.	49,800	1,890,906
Lockheed Martin Corp.	36,100	2,137,842
Precision Castparts Corp.	28,800	2,167,488
Rockwell Collins, Inc.	52,100	2,399,205
The Boeing Co.	36,700	2,017,399
United Technologies Corp.	2,700	269,676
TOTAL AEROSPACE & DEFENSE		15,925,131
AIR FREIGHT & LOGISTICS - 24.5%
C.H. Robinson Worldwide, Inc.	14,900	816,520
Dynamex, Inc. (a)	35,700	674,730
EGL, Inc. (a)	24,963	792,575
Expeditors International of Washington, Inc.	31,000	1,720,810
FedEx Corp.	15,200	1,486,256
Forward Air Corp.	24,400	1,080,432
Hub Group, Inc. Class A (a)	14,500	843,175
United Parcel Service, Inc. Class B	12,600	976,374
UTI Worldwide, Inc.	3,600	266,976
TOTAL AIR FREIGHT & LOGISTICS		8,657,848
AIRLINES - 21.7%
AirTran Holdings, Inc. (a)	54,900	438,102
Alaska Air Group, Inc. (a)	15,400	436,744
America West Holding Corp. Class B (a)(d)	20,100	98,490
AMR Corp. (a)(d)	74,400	631,656
British Airways PLC ADR (a)	4,400	226,380
Continental Airlines, Inc. Class B (a)(d)	39,800	426,258
Delta Air Lines, Inc. (a)(d)	74,900	347,536
ExpressJet Holdings, Inc. Class A (a)	10,900	122,080
Frontier Airlines, Inc. (a)	20,500	173,225
JetBlue Airways Corp. (a)(d)	69,775	1,257,346
Mesa Air Group, Inc. (a)(d)	18,300	136,518
Northwest Airlines Corp. (a)(d)	49,300	346,579
Republic Airways Holdings, Inc.	5,200	64,688
Ryanair Holdings PLC sponsored ADR (a)	6,900	301,599
SkyWest, Inc.	17,000	290,190
Southwest Airlines Co.	123,525	1,710,821
WestJet Airlines Ltd. (a)	73,050	653,242
TOTAL AIRLINES		7,661,454
COMMERCIAL SERVICES & SUPPLIES - 0.2%
The Brink's Co.	2,100	72,786
COMMUNICATIONS EQUIPMENT - 0.5%
Harris Corp.	2,700	180,090

	Shares	Value (Note 1)
IT SERVICES - 2.6%
Sabre Holdings Corp. Class A	43,500	$ 916,980
MARINE - 0.2%
Alexander & Baldwin, Inc.	1,000	45,400
DryShips, Inc.	200	4,470
TOTAL MARINE		49,870
OIL & GAS - 4.8%
General Maritime Corp. (a)	4,100	211,109
OMI Corp.	24,300	508,599
Ship Finance International Ltd.	1,618	35,887
Teekay Shipping Corp.	3,700	183,409
Top Tankers, Inc.	34,300	743,281
TOTAL OIL & GAS		1,682,285
TOTAL COMMON STOCKS (Cost $28,742,774)		35,146,444
Money Market Funds - 9.8%

Fidelity Cash Central Fund, 2.51% (b)	267,206	267,206
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	3,207,475	3,207,475
TOTAL MONEY MARKET FUNDS (Cost $3,474,681)		3,474,681
TOTAL INVESTMENT PORTFOLIO - 109.4% (Cost $32,217,455)		38,621,125
NET OTHER ASSETS - (9.4)%		(3,329,014)
NET ASSETS - 100%		$ 35,292,111
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.1%
Canada	4.9%
Marshall Islands	4.7%
Others (individually less than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $3,056,677) (cost $32,217,455) - See accompanying schedule		$ 38,621,125
Receivable for fund shares sold		98,041
Dividends receivable		38,817
Interest receivable		1,342
Prepaid expenses		168
Other receivables		8,924
Total assets		38,768,417

Liabilities
Payable for fund shares redeemed	$ 213,243
Accrued management fee	16,843
Other affiliated payables	12,634
Other payables and accrued expenses	26,111
Collateral on securities loaned, at value	3,207,475
Total liabilities		3,476,306

Net Assets		$ 35,292,111
Net Assets consist of:
Paid in capital		$ 28,856,858
Undistributed net investment income		10,488
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		21,095
Net unrealized appreciation (depreciation) on investments		6,403,670
Net Assets, for 1,054,859 shares outstanding		$ 35,292,111
Net Asset Value, offering price and redemption price per share ($35,292,111 ÷ 1,054,859 shares)		$ 33.46

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 481,413
Interest		13,464
Security lending		31,438
Total income		526,315

Expenses
Management fee	$ 212,032
Transfer agent fees	143,996
Accounting and security lending fees	28,660
Non-interested trustees' compensation	201
Custodian fees and expenses	11,319
Registration fees	19,704
Audit	34,630
Legal	85
Miscellaneous	3,689
Total expenses before reductions	454,316
Expense reductions	(8,187)	446,129
Net investment income (loss)		80,186
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,788,602
Foreign currency transactions	6,108
Total net realized gain (loss)		1,794,710
Change in net unrealized appreciation (depreciation) on: Investment securities	1,674,230
Assets and liabilities in foreign currencies	(357)
Total change in net unrealized appreciation (depreciation)		1,673,873
Net gain (loss)		3,468,583
Net increase (decrease) in net assets resulting from operations		$ 3,548,769

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 80,186	$ (194,281)
Net realized gain (loss)	1,794,710	8,555,716
Change in net unrealized appreciation (depreciation)	1,673,873	6,849,428
Net increase (decrease) in net assets resulting from operations	3,548,769	15,210,863
Distributions to shareholders from net investment income	(75,768)	-
Distributions to shareholders from net realized gain	(413,778)	-
Total distributions	(489,546)	-
Share transactions Proceeds from sales of shares	38,746,570	63,501,703
Reinvestment of distributions	467,993	-
Cost of shares redeemed	(41,752,504)	(67,485,307)
Net increase (decrease) in net assets resulting from share transactions	(2,537,941)	(3,983,604)
Redemption fees	47,025	56,837
Total increase (decrease) in net assets	568,307	11,284,096

Net Assets
Beginning of period	34,723,804	23,439,708
End of period (including undistributed net investment income of $10,488 and $0, respectively)	$ 35,292,111	$ 34,723,804
Other Information Shares
Sold	1,226,404	2,419,487
Issued in reinvestment of distributions	15,318	-
Redeemed	(1,342,761)	(2,460,622)
Net increase (decrease)	(101,039)	(41,135)

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 30.04	$ 19.58	$ 32.96	$ 35.48	$ 26.45
Income from Investment Operations
Net investment income (loss) C	.07	(.13)	(.19)	(.08)	(.04)
Net realized and unrealized gain (loss)	3.73	10.55	(12.99)	(.88)	12.62
Total from investment operations	3.80	10.42	(13.18)	(.96)	12.58
Distributions from net investment income	(.06)	-	-	-	-
Distributions from net realized gain	(.36)	-	(.24)	(1.61)	(3.68)
Total distributions	(.42)	-	(.24)	(1.61)	(3.68)
Redemption fees added to paid in capital C	.04	.04	.04	.05	.13
Net asset value, end of period	$ 33.46	$ 30.04	$ 19.58	$ 32.96	$ 35.48
Total Return A, B	12.92%	53.42%	(40.16)%	(2.38)%	50.37%
Ratios to Average Net Assets D
Expenses before expense reductions	1.23%	1.49%	1.63%	1.43%	1.34%
Expenses net of voluntary waivers, if any	1.23%	1.49%	1.63%	1.43%	1.34%
Expenses net of all reductions	1.21%	1.42%	1.58%	1.38%	1.30%
Net investment income (loss)	.22%	(.47)%	(.73)%	(.24)%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,292	$ 34,724	$ 23,440	$ 67,087	$ 47,952
Portfolio turnover rate	71%	140%	56%	117%	198%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Automotive	5.38%	12.14%	8.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Automotive Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Automotive Portfolio

Management's Discussion of Fund Performance

Comments from Anmol Mehra, Portfolio Manager of Fidelity® Select Automotive Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund returned 5.38%, well behind the 20.56% mark posted by the Goldman Sachs® Cyclical Industries Index and modestly lagging the S&P 500®. Auto manufacturers and auto parts and equipment stocks - which jointly comprised over half of the fund's holdings - were among the weakest groups in the Goldman Sachs index. For example, Gentex - a maker of auto mirrors - was the fund's biggest detractor on a relative basis. The stock was hurt by a rich valuation and the company's exposure to production cuts by General Motors, the world's largest automaker. Used and new car retailer CarMax also held back performance, as its used car operations failed to perform as I expected. On the positive side, underweighting industrial conglomerates helped relative performance, as did stock selection in the auto tire area. Truck engine maker Cummins was the top contributor on a relative basis and second-best in absolute terms. The stock benefited from strong demand driven by a truck replacement cycle as well as the company's solid execution of its business model. Among auto manufacturers, Hyundai performed well, as the South Korean company did a good job of improving global perceptions of its product quality and continued to produce models that appealed to consumers. The fund's largest position at period end - out-of-index holding Toyota Motor - posted a double-digit gain but still underperformed the sector index, making it a relative detractor.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Automotive Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Toyota Motor Corp.	11.7
Johnson Controls, Inc.	10.2
Hyundai Motor Co.	7.0
BorgWarner, Inc.	6.5
Harman International Industries, Inc.	3.4
Continental AG	3.3
Honda Motor Co. Ltd. sponsored ADR	3.1
XM Satellite Radio Holdings, Inc. Class A	2.7
United Auto Group, Inc.	2.6
Nissan Motor Co. Ltd. sponsored ADR	2.6
53.1
Top Industries as of February 28, 2005
% of fund's net assets
Automobiles	29.7%
Auto Components	29.2%
Specialty Retail	12.2%
Machinery	6.9%
Leisure Equipment & Products	4.4%
All Others *	17.6%

* Includes short-term investments and net other assets.

Annual Report

Automotive Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (Note 1)
AUTO COMPONENTS - 29.2%
American Axle & Manufacturing Holdings, Inc.	1,100	$ 29,062
Amerigon, Inc. (a)	69,600	297,192
Autoliv, Inc.	3,500	174,790
Bharat Forge Ltd.	4,300	131,611
BorgWarner, Inc.	20,800	1,097,200
Continental AG	7,500	555,249
Cooper Tire & Rubber Co.	1,900	36,765
Dana Corp.	1,600	23,072
Denso Corp. ADR	300	30,924
ElringKlinger AG	400	37,871
Gentex Corp.	3,400	115,294
Johnson Controls, Inc.	29,290	1,731,039
Keystone Automotive Industries, Inc. (a)	900	20,547
Lear Corp.	2,700	140,805
LKQ Corp. (a)	2,200	40,018
Magna International, Inc. Class A	300	22,170
Midas, Inc. (a)	2,000	42,780
Nokian Tyres Ltd.	520	92,129
Quantum Fuel Systems Technologies Worldwide, Inc. (a)(d)	23,700	127,980
Sundaram Fasteners Ltd.	11,600	30,492
Tenneco Automotive, Inc. (a)	1,700	25,823
TRW Automotive Holdings Corp.	7,100	143,491
TOTAL AUTO COMPONENTS		4,946,304
AUTOMOBILES - 29.3%
Bayerische Motoren Werke AG (BMW)	1,200	51,404
Coachmen Industries, Inc.	100	1,499
DaimlerChrysler AG	900	41,490
Ford Motor Co.	1,700	21,505
General Motors Corp.	300	10,701
Harley-Davidson, Inc.	3,400	210,392
Honda Motor Co. Ltd. sponsored ADR	19,600	526,260
Hyundai Motor Co.	20,540	1,183,938
Monaco Coach Corp.	1,400	25,074
National R.V. Holdings, Inc. (a)	200	2,110
Nissan Motor Co. Ltd. sponsored ADR	20,500	439,315
Renault SA	1,000	90,572
Tata Motors Ltd. ADR (a)	30,900	336,192
Toyota Motor Corp.	50,400	1,960,055
Toyota Motor Corp. ADR	400	31,112
Winnebago Industries, Inc.	900	31,815
TOTAL AUTOMOBILES		4,963,434
BUILDING PRODUCTS - 0.7%
Quixote Corp.	6,900	123,027
CHEMICALS - 0.2%
Recticel SA	3,300	33,559

	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 1.7%
Adesa, Inc.	5,200	$ 117,364
Copart, Inc. (a)	1,000	23,300
Standard Parking Corp.	1,400	21,000
Universal Technical Institute, Inc. (a)	3,800	135,394
TOTAL COMMERCIAL SERVICES & SUPPLIES		297,058
DISTRIBUTORS - 1.4%
Genuine Parts Co.	5,500	238,040
ELECTRICAL EQUIPMENT - 0.3%
Energy Conversion Devices, Inc. (a)(d)	2,200	44,814
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
BEI Technologies, Inc.	9,600	263,328
Iteris, Inc. (a)	34,400	103,200
Nestor, Inc. (a)	3,200	22,400
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		388,928
HOTELS, RESTAURANTS & LEISURE - 0.6%
International Speedway Corp. Class A	1,900	101,270
HOUSEHOLD DURABLES - 3.4%
Harman International Industries, Inc.	5,200	583,284
LEISURE EQUIPMENT & PRODUCTS - 4.4%
Brunswick Corp.	8,000	373,120
MarineMax, Inc. (a)	5,300	181,578
RC2 Corp. (a)	6,200	191,766
TOTAL LEISURE EQUIPMENT & PRODUCTS		746,464
MACHINERY - 6.9%
Commercial Vehicle Group, Inc.	1,800	39,492
Cummins, Inc.	2,800	205,548
Danaher Corp.	700	37,919
Eaton Corp.	3,900	272,025
Federal Signal Corp.	1,500	23,610
Navistar International Corp. (a)	4,094	161,549
Oshkosh Truck Co.	1,100	82,115
PACCAR, Inc.	4,525	340,552
TOTAL MACHINERY		1,162,810
MEDIA - 2.7%
XM Satellite Radio Holdings, Inc. Class A (a)(d)	13,800	454,848
REAL ESTATE - 0.4%
Capital Automotive (REIT) (SBI)	2,000	66,600
SOFTWARE - 1.7%
NAVTEQ Corp.	6,500	284,050
SPECIALTY RETAIL - 12.2%
Advance Auto Parts, Inc. (a)	5,200	261,976
Asbury Automotive Group, Inc. (a)	20,500	311,600
Common Stocks - continued
	Shares	Value (Note 1)
SPECIALTY RETAIL - CONTINUED
AutoNation, Inc. (a)	16,000	$ 312,480
AutoZone, Inc. (a)	300	29,070
CarMax, Inc. (a)	1,600	52,800
Lithia Motors, Inc. Class A (sub. vtg.)	1,700	44,659
Monro Muffler Brake, Inc. (a)	1,300	34,853
O'Reilly Automotive, Inc. (a)	1,000	50,900
Sonic Automotive, Inc. Class A (sub. vtg.)	16,445	364,915
TBC Corp. New (a)	2,200	65,846
The Pep Boys - Manny, Moe & Jack	6,000	108,480
United Auto Group, Inc.	15,800	440,504
TOTAL SPECIALTY RETAIL		2,078,083
TOTAL COMMON STOCKS (Cost $15,692,199)		16,512,573
Nonconvertible Preferred Stocks - 0.4%

AUTOMOBILES - 0.4%
Porsche AG (non-vtg.) (Cost $69,856)	100	72,207
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 2.51% (b)	146,166	146,166
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	510,100	510,100
TOTAL MONEY MARKET FUNDS (Cost $656,266)		656,266
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $16,418,321)		17,241,046
NET OTHER ASSETS - (1.7)%		(286,751)
NET ASSETS - 100%		$ 16,954,295
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	66.6%
Japan	17.7%
Korea (South)	7.0%
Germany	4.4%
India	3.0%
Others (individually less than 1%)	1.3%
100.0%
Income Tax Information

At February 28, 2005, the fund had a capital loss carryforward of approximately $4,780,449 of which $989,855, $947,164, $1,663,938 and $1,179,492 will expire on February 29, 2008, and February 28, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $556,946) (cost $16,418,321) - See accompanying schedule		$ 17,241,046
Receivable for investments sold		1,248,939
Receivable for fund shares sold		22,647
Dividends receivable		22,000
Interest receivable		389
Prepaid expenses		72
Receivable from investment adviser for expense reductions		10,573
Other affiliated receivables		37
Other receivables		2,071
Total assets		18,547,774

Liabilities
Payable to custodian bank	$ 40,857
Payable for fund shares redeemed	987,492
Accrued management fee	9,624
Other affiliated payables	9,351
Other payables and accrued expenses	36,055
Collateral on securities loaned, at value	510,100
Total liabilities		1,593,479

Net Assets		$ 16,954,295
Net Assets consist of:
Paid in capital		$ 21,030,157
Accumulated net investment loss		(388)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,894,482)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		819,008
Net Assets, for 497,179 shares outstanding		$ 16,954,295
Net Asset Value, offering price and redemption price per share ($16,954,295 ÷ 497,179 shares)		$ 34.10

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 223,874
Interest		6,672
Security lending		1,545
Total income		232,091

Expenses
Management fee	$ 109,902
Transfer agent fees	86,040
Accounting and security lending fees	26,909
Non-interested trustees' compensation	133
Custodian fees and expenses	34,352
Registration fees	17,538
Audit	34,553
Legal	53
Miscellaneous	3,888
Total expenses before reductions	313,368
Expense reductions	(15,910)	297,458
Net investment income (loss)		(65,367)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $297)	2,608,566
Foreign currency transactions	(6,847)
Total net realized gain (loss)		2,601,719
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $4,260)	(2,139,084)
Assets and liabilities in foreign currencies	(51)
Total change in net unrealized appreciation (depreciation)		(2,139,135)
Net gain (loss)		462,584
Net increase (decrease) in net assets resulting from operations		$ 397,217

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (65,367)	$ (191,146)
Net realized gain (loss)	2,601,719	5,652,816
Change in net unrealized appreciation (depreciation)	(2,139,135)	3,866,185
Net increase (decrease) in net assets resulting from operations	397,217	9,327,855
Share transactions Proceeds from sales of shares	21,661,231	37,276,160
Cost of shares redeemed	(26,565,508)	(40,423,660)
Net increase (decrease) in net assets resulting from share transactions	(4,904,277)	(3,147,500)
Redemption fees	23,140	16,499
Total increase (decrease) in net assets	(4,483,920)	6,196,854

Net Assets
Beginning of period	21,438,215	15,241,361
End of period (including accumulated net investment loss of $388 and $0, respectively)	$ 16,954,295	$ 21,438,215
Other Information Shares
Sold	660,054	1,322,632
Redeemed	(825,418)	(1,376,802)
Net increase (decrease)	(165,364)	(54,170)

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 32.36	$ 21.27	$ 25.93	$ 20.80	$ 19.23
Income from Investment Operations
Net investment income (loss) C	(.11)	(.22)	(.13)	(.05)	(.14)
Net realized and unrealized gain (loss)	1.81	11.29	(4.59)	5.10	1.65
Total from investment operations	1.70	11.07	(4.72)	5.05	1.51
Redemption fees added to paid in capital C	.04	.02	.06	.08	.06
Net asset value, end of period	$ 34.10	$ 32.36	$ 21.27	$ 25.93	$ 20.80
Total Return A, B	5.38%	52.14%	(17.97)%	24.66%	8.16%
Ratios to Average Net Assets D
Expenses before expense reductions	1.64%	1.78%	1.71%	1.90%	2.44%
Expenses net of voluntary waivers, if any	1.58%	1.78%	1.71%	1.90%	2.44%
Expenses net of all reductions	1.56%	1.77%	1.68%	1.87%	2.43%
Net investment income (loss)	(.34)%	(.77)%	(.52)%	(.20)%	(.65)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,954	$ 21,438	$ 15,241	$ 27,688	$ 11,080
Portfolio turnover rate	188%	125%	217%	180%	166%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Chemicals	39.38%	17.21%	12.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Chemicals Portfolio

Management's Discussion of Fund Performance

Comments from Matt Friedman, Portfolio Manager of Fidelity® Select Chemicals Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months that ended February 28, 2005, the fund returned 39.38%, outperforming both the Goldman Sachs® Cyclical Industries Index, which returned 20.56%, and the S&P 500®. The largest contributor to the fund's returns relative to the sector index was the portfolio's heavy overweighting in strong-performing commodity chemical stocks. Many of these companies - such as Lyondell Chemical and Millennium Chemicals - benefited from tighter supply in the face of rising demand, which allowed them to raise prices and boost profits. Both Lyondell and Millennium rose further when the companies merged in December 2004. Investments in other commodity chemical companies also generated gains, including Pioneer Companies, Georgia Gulf and Westlake Chemical. I sold Georgia Gulf to lock in profits. Agricultural and specialty chemical stocks such as Monsanto, IMC Global - now part of Mosaic Corp. - and Cytec added to returns as well. On the other hand, investments in Chinese companies Sinopec Shanghai Petrochemical and China Petroleum and Chemical detracted from performance when they were unable to pass through higher oil costs to their customers. Applied Extrusion hurt returns when it filed for bankruptcy, while Ferro Corp. disappointed in response to alleged accounting irregularities.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Chemicals Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Lyondell Chemical Co.	10.4
Monsanto Co.	5.7
Air Products & Chemicals, Inc.	5.6
Praxair, Inc.	5.1
Cytec Industries, Inc.	3.8
Rohm & Haas Co.	3.8
Dow Chemical Co.	3.8
NOVA Chemicals Corp.	3.2
Pioneer Companies, Inc.	3.2
BASF AG sponsored ADR	2.8
47.4
Top Industries as of February 28, 2005
% of fund's net assets
Chemicals	81.3%
Food Products	3.4%
Oil & Gas	2.7%
Industrial Conglomerates	2.5%
Metals & Mining	2.1%
All Others *	8.0%

* Includes short-term investments and net other assets.

Annual Report

Chemicals Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value (Note 1)
CHEMICALS - 81.3%
Agrium, Inc.	2,100	$ 37,813
Air Products & Chemicals, Inc.	213,500	13,369,370
Airgas, Inc.	236,600	5,938,660
Albemarle Corp.	121,400	4,613,200
Arch Chemicals, Inc.	71,350	2,039,183
BASF AG sponsored ADR (d)	89,700	6,718,530
BOC Group PLC sponsored ADR (d)	32,900	1,270,927
Braskem SA Series A (a)	35,780,200	1,799,028
Cytec Industries, Inc.	180,900	9,140,877
Dow Chemical Co.	162,000	8,934,300
Eastman Chemical Co.	49,600	2,863,904
Ecolab, Inc.	22,600	716,646
Engelhard Corp.	99,600	3,012,900
Ferro Corp.	156,400	3,060,748
FMC Corp. (a)	84,900	4,190,664
Great Lakes Chemical Corp.	83,400	2,226,780
International Flavors & Fragrances, Inc.	43,800	1,808,502
L'Air Liquide SA	1,900	341,406
Linde AG	15,900	1,094,807
Lubrizol Corp.	71,300	3,039,519
Lyondell Chemical Co. (d)	729,223	24,684,198
Minerals Technologies, Inc.	51,600	3,232,740
Monsanto Co.	232,300	13,654,594
Mosaic Co. (a)	186,100	3,063,206
NL Industries, Inc.	45,900	1,005,210
NOVA Chemicals Corp.	152,400	7,660,465
Pioneer Companies, Inc. (a)	281,000	7,530,800
PolyOne Corp. (a)	537,000	4,886,700
Potash Corp. of Saskatchewan	24,600	2,178,689
PPG Industries, Inc.	49,000	3,525,550
Praxair, Inc.	269,660	12,088,858
Rohm & Haas Co.	186,600	8,988,522
Spartech Corp.	74,800	1,643,356
Syngenta AG sponsored ADR	244,700	5,520,432
Thai Olefins PCL (a)	546,900	1,115,539
The Scotts Co. Class A (a)	34,100	2,389,387
Valspar Corp.	97,200	4,485,780
Wellman, Inc.	252,500	3,459,250
Westlake Chemical Corp.	154,800	5,368,464
TOTAL CHEMICALS		192,699,504
CONTAINERS & PACKAGING - 0.0%
Applied Extrusion Technologies, Inc. (a)	40,246	5,634
ELECTRICAL EQUIPMENT - 0.2%
Hydrogenics Corp. (a)	125,500	549,435
FOOD PRODUCTS - 3.4%
Archer-Daniels-Midland Co.	138,700	3,342,670
Bunge Ltd.	17,100	935,541

	Shares	Value (Note 1)
Corn Products International, Inc.	60,100	$ 1,680,997
Delta & Pine Land Co.	69,700	2,020,603
TOTAL FOOD PRODUCTS		7,979,811
INDUSTRIAL CONGLOMERATES - 2.5%
3M Co.	70,500	5,917,770
MACHINERY - 0.3%
Pall Corp.	30,300	820,221
METALS & MINING - 2.1%
Compass Minerals International, Inc.	200,700	5,017,500
OIL & GAS - 2.7%
Ashland, Inc.	94,800	6,189,492
Nippon Oil Corp.	36,000	268,567
TOTAL OIL & GAS		6,458,059
TRADING COMPANIES & DISTRIBUTORS - 0.5%
UAP Holding Corp.	71,600	1,115,528
TOTAL COMMON STOCKS (Cost $178,425,455)		220,563,462
Money Market Funds - 10.7%

Fidelity Cash Central Fund, 2.51% (b)	14,350,869	14,350,869
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	10,951,275	10,951,275
TOTAL MONEY MARKET FUNDS (Cost $25,302,144)		25,302,144
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $203,727,599)		245,865,606
NET OTHER ASSETS - (3.7)%		(8,721,113)
NET ASSETS - 100%		$ 237,144,493
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.7%
Canada	4.3%
Germany	3.3%
Switzerland	2.3%
Others (individually less than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $10,545,676) (cost $203,727,599) - See accompanying schedule		$ 245,865,606
Cash		81,234
Receivable for fund shares sold		5,890,146
Dividends receivable		421,415
Interest receivable		19,312
Prepaid expenses		355
Other affiliated receivables		68
Other receivables		32,262
Total assets		252,310,398

Liabilities
Payable for investments purchased	$ 3,591,358
Payable for fund shares redeemed	434,342
Accrued management fee	99,342
Other affiliated payables	59,916
Other payables and accrued expenses	29,672
Collateral on securities loaned, at value	10,951,275
Total liabilities		15,165,905

Net Assets		$ 237,144,493
Net Assets consist of:
Paid in capital		$ 192,519,141
Undistributed net investment income		491,805
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,994,853
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		42,138,694
Net Assets, for 3,315,557 shares outstanding		$ 237,144,493
Net Asset Value, offering price and redemption price per share ($237,144,493 ÷ 3,315,557 shares)		$ 71.52

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends A		$ 1,719,517
Interest		110,582
Security lending		21,212
Total income		1,851,311

Expenses
Management fee	$ 604,594
Transfer agent fees	357,835
Accounting and security lending fees	54,262
Non-interested trustees' compensation	606
Custodian fees and expenses	20,899
Registration fees	48,122
Audit	34,890
Legal	170
Miscellaneous	5,223
Total expenses before reductions	1,126,601
Expense reductions	(41,035)	1,085,566
Net investment income (loss)		765,745
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,299,827
Foreign currency transactions	3,466
Total net realized gain (loss)		4,303,293
Change in net unrealized appreciation (depreciation) on: Investment securities	33,090,552
Assets and liabilities in foreign currencies	405
Total change in net unrealized appreciation (depreciation)		33,090,957
Net gain (loss)		37,394,250
Net increase (decrease) in net assets resulting from operations		$ 38,159,995

A As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended February 29, 2004, dividend income has been reduced by $126,090, with a corresponding increase to net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 765,745	$ 415,406
Net realized gain (loss)	4,303,293	2,843,144
Change in net unrealized appreciation (depreciation)	33,090,957	10,067,504
Net increase (decrease) in net assets resulting from operations	38,159,995	13,326,054
Distributions to shareholders from net investment income	(438,130)	(419,485)
Distributions to shareholders from net realized gain	(1,035,799)	-
Total distributions	(1,473,929)	(419,485)
Share transactions Proceeds from sales of shares	260,346,486	65,448,375
Reinvestment of distributions	1,330,510	370,076
Cost of shares redeemed	(111,811,107)	(56,611,222)
Net increase (decrease) in net assets resulting from share transactions	149,865,889	9,207,229
Redemption fees	90,386	49,422
Total increase (decrease) in net assets	186,642,341	22,163,220

Net Assets
Beginning of period	50,502,152	28,338,932
End of period (including undistributed net investment income of $491,805 and undistributed net investment income of $22,461, respectively)	$ 237,144,493	$ 50,502,152
Other Information Shares
Sold	4,177,414	1,429,710
Issued in reinvestment of distributions	20,043	7,579
Redeemed	(1,857,796)	(1,231,678)
Net increase (decrease)	2,339,661	205,611

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 51.75	$ 36.79	$ 43.09	$ 39.95	$ 33.79
Income from Investment Operations
Net investment income (loss) C	.45 F	.46	.38	.32	.33
Net realized and unrealized gain (loss)	19.83	14.82	(6.21)	2.98	5.95
Total from investment operations	20.28	15.28	(5.83)	3.30	6.28
Distributions from net investment income	(.18)	(.37)	(.39)	(.32)	(.26)
Distributions from net realized gain	(.38)	-	(.14)	-	-
Total distributions	(.56)	(.37)	(.53)	(.32)	(.26)
Redemption fees added to paid in capital C	.05	.05	.06	.16	.14
Net asset value, end of period	$ 71.52	$ 51.75	$ 36.79	$ 43.09	$ 39.95
Total Return A, B	39.38%	41.73%	(13.49)%	8.68%	19.09%
Ratios to Average Net Assets D
Expenses before expense reductions	1.08%	1.48%	1.54%	1.34%	1.61%
Expenses net of voluntary waivers, if any	1.08%	1.48%	1.54%	1.34%	1.61%
Expenses net of all reductions	1.04%	1.43%	1.50%	1.23%	1.55%
Net investment income (loss)	.73% F	1.03%	.91%	.79%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 237,144	$ 50,502	$ 28,339	$ 41,761	$ 54,421
Portfolio turnover rate	73%	107%	114%	221%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended February 29, 2004, net investment income per share and the ratio of the net investment income to average net assets for the year ended February 28, 2005 have been reduced by $0.07 per share and .12%, respectively. The change in estimate has no impact on total net assets or total return of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing	30.28%	22.72%	16.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Comments from Ramona Persaud, Portfolio Manager of Fidelity® Select Construction and Housing Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

During the 12 months ending February 28, 2005, Fidelity Select Construction and Housing Portfolio returned 30.28%, outperforming both the Goldman Sachs® Cyclical Industries Index, which returned 20.56%, and the S&P 500®. The fund benefited from its large weighting in homebuilding stocks, which easily topped most other cyclical industries due to strong business fundamentals and beneficial mortgage rates, which remained at historically low levels despite significant increases in short-term rates by the Federal Reserve Board. The fund also was helped relative to the sector index by not holding automobile stocks, which lagged during the period and are not part of the construction and housing industry. Among the holdings that helped both absolute and relative performance were homebuilding stocks Toll Brothers, KB Home, D.R. Horton, Ryland Group and Pulte Homes. Mortgage lender Countrywide Financial also performed well, as historically low rates led to sustained demand for home loans. Detractors from performance included government-sponsored mortgage agency Fannie Mae, which lagged due to continuing investigations by regulators; United Rentals, which had its accounting practices reviewed by the Securities and Exchange Commission; and William Lyon Homes, which suffered from a temporary setback in its Southern California operations.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Construction and Housing Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Toll Brothers, Inc.	8.7
Danaher Corp.	5.4
Countrywide Financial Corp.	5.3
Home Depot, Inc.	5.3
D.R. Horton, Inc.	4.9
Masco Corp.	4.5
KB Home	4.3
Standard Pacific Corp.	3.6
Pulte Homes, Inc.	3.1
American Standard Companies, Inc.	3.0
48.1
Top Industries as of February 28, 2005
% of fund's net assets
Household Durables	36.0%
Machinery	10.4%
Specialty Retail	9.5%
Building Products	9.4%
Thrifts & Mortgage Finance	7.1%
All Others *	27.6%

* Includes short-term investments and net other assets.

Annual Report

Construction and Housing Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 9.4%
American Standard Companies, Inc.	157,500	$ 7,213,500
Lennox International, Inc.	10,600	229,172
Masco Corp.	319,600	10,776,912
NCI Building Systems, Inc. (a)	14,200	530,796
Simpson Manufacturing Co. Ltd.	36,400	1,256,892
Trex Co., Inc. (a)	15,700	714,507
Universal Forest Products, Inc.	11,900	465,885
York International Corp.	35,000	1,353,450
TOTAL BUILDING PRODUCTS		22,541,114
COMMERCIAL SERVICES & SUPPLIES - 1.4%
Herman Miller, Inc.	74,400	2,156,112
HNI Corp.	10,800	471,096
Steelcase, Inc. Class A	45,100	644,028
TOTAL COMMERCIAL SERVICES & SUPPLIES		3,271,236
CONSTRUCTION & ENGINEERING - 4.5%
Chicago Bridge & Iron Co. NV (NY Shares)	13,600	590,376
Dycom Industries, Inc. (a)	57,300	1,544,235
EMCOR Group, Inc. (a)	7,400	356,902
Fluor Corp.	30,000	1,882,500
Granite Construction, Inc.	40,900	1,088,349
Infrasource Services, Inc.	32,600	400,654
Jacobs Engineering Group, Inc. (a)	44,000	2,463,120
MasTec, Inc. (a)	72,000	654,480
Perini Corp. (a)	57,600	919,296
URS Corp. (a)	26,400	761,376
TOTAL CONSTRUCTION & ENGINEERING		10,661,288
CONSTRUCTION MATERIALS - 5.3%
Eagle Materials, Inc.	9,177	766,555
Eagle Materials, Inc. Class B	400	32,320
Florida Rock Industries, Inc.	48,450	3,109,037
Lafarge North America, Inc.	49,023	3,011,973
Texas Industries, Inc.	24,100	1,607,470
Vulcan Materials Co.	73,300	4,241,138
TOTAL CONSTRUCTION MATERIALS		12,768,493
ELECTRICAL EQUIPMENT - 0.8%
A.O. Smith Corp.	500	13,140
AMETEK, Inc.	15,200	582,768
Genlyte Group, Inc. (a)	13,600	1,221,552
TOTAL ELECTRICAL EQUIPMENT		1,817,460
HOUSEHOLD DURABLES - 36.0%
Beazer Homes USA, Inc.	6,300	1,083,096
Blount International, Inc. (a)	13,400	229,542
Centex Corp.	93,700	5,958,383

	Shares	Value (Note 1)
D.R. Horton, Inc.	266,874	$ 11,678,406
Fortune Brands, Inc.	7,200	583,200
Hovnanian Enterprises, Inc. Class A (a)	53,100	2,920,500
Interface, Inc. Class A (a)	39,900	332,367
KB Home	82,500	10,296,000
Leggett & Platt, Inc.	46,900	1,297,723
Lennar Corp. Class A	29,300	1,782,026
Meritage Homes Corp. (a)	25,400	1,860,042
Pulte Homes, Inc.	93,400	7,287,068
Ryland Group, Inc.	65,600	4,562,480
Standard Pacific Corp.	108,600	8,688,000
Technical Olympic USA, Inc.	43,150	1,308,308
Techtronic Industries Co. Ltd.	1,128,800	2,648,695
Tempur-Pedic International, Inc. (a)	17,800	340,870
The Stanley Works	57,400	2,654,750
Toll Brothers, Inc. (a)	235,100	20,700,554
TOTAL HOUSEHOLD DURABLES		86,212,010
INDUSTRIAL CONGLOMERATES - 0.8%
Carlisle Companies, Inc.	26,400	1,835,856
MACHINERY - 10.4%
Briggs & Stratton Corp.	59,500	2,345,490
Caterpillar, Inc.	61,500	5,845,575
Crane Co.	45,100	1,343,980
Cummins, Inc.	4,800	352,368
Danaher Corp. (d)	236,800	12,827,456
Timken Co.	20,200	571,660
Toro Co.	19,700	1,708,187
TOTAL MACHINERY		24,994,716
OIL & GAS - 0.5%
Ashland, Inc.	18,100	1,181,749
PAPER & FOREST PRODUCTS - 2.7%
Georgia-Pacific Corp.	181,000	6,481,610
REAL ESTATE - 3.1%
Catellus Development Corp.	74,300	2,051,423
Equity Lifestyle Properties, Inc.	8,900	299,040
General Growth Properties, Inc.	16,390	572,011
The St. Joe Co.	60,900	4,424,385
TOTAL REAL ESTATE		7,346,859
SPECIALTY RETAIL - 9.5%
Home Depot, Inc.	315,650	12,632,313
Lowe's Companies, Inc.	99,000	5,819,220
Sherwin-Williams Co.	98,600	4,367,980
TOTAL SPECIALTY RETAIL		22,819,513
THRIFTS & MORTGAGE FINANCE - 7.1%
Countrywide Financial Corp.	366,541	12,737,300
Common Stocks - continued
	Shares	Value (Note 1)
THRIFTS & MORTGAGE FINANCE - CONTINUED
Doral Financial Corp.	104,350	$ 4,138,521
Golden West Financial Corp., Delaware	3,900	241,371
TOTAL THRIFTS & MORTGAGE FINANCE		17,117,192
TRADING COMPANIES & DISTRIBUTORS - 2.1%
Hughes Supply, Inc.	57,600	1,765,440
Interline Brands, Inc.	21,800	405,480
MSC Industrial Direct Co., Inc. Class A	35,900	1,161,365
WESCO International, Inc. (a)	45,100	1,620,443
TOTAL TRADING COMPANIES & DISTRIBUTORS		4,952,728
TOTAL COMMON STOCKS (Cost $181,031,285)		224,001,824
Money Market Funds - 13.9%

Fidelity Cash Central Fund, 2.51% (b)	28,642,430	28,642,430
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	4,596,800	4,596,800
TOTAL MONEY MARKET FUNDS (Cost $33,239,230)		33,239,230
TOTAL INVESTMENT PORTFOLIO - 107.5% (Cost $214,270,515)		257,241,054
NET OTHER ASSETS - (7.5)%		(18,036,147)
NET ASSETS - 100%		$ 239,204,907
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $4,506,944) (cost $214,270,515) - See accompanying schedule		$ 257,241,054
Cash		4,119
Receivable for investments sold		4,604,036
Receivable for fund shares sold		7,829,628
Dividends receivable		166,770
Interest receivable		46,596
Prepaid expenses		378
Other affiliated receivables		2,986
Other receivables		6,397
Total assets		269,901,964

Liabilities
Payable for investments purchased	$ 23,662,093
Payable for fund shares redeemed	2,246,368
Accrued management fee	102,903
Other affiliated payables	61,913
Other payables and accrued expenses	26,980
Collateral on securities loaned, at value	4,596,800
Total liabilities		30,697,057

Net Assets		$ 239,204,907
Net Assets consist of:
Paid in capital		$ 193,527,600
Undistributed net investment income		48,147
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,658,621
Net unrealized appreciation (depreciation) on investments		42,970,539
Net Assets, for 5,220,598 shares outstanding		$ 239,204,907
Net Asset Value, offering price and redemption price per share ($239,204,907 ÷ 5,220,598 shares)		$ 45.82

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 1,196,680
Interest		128,525
Security lending		19,340
Total income		1,344,545

Expenses
Management fee	$ 694,641
Transfer agent fees	449,824
Accounting and security lending fees	61,781
Non-interested trustees' compensation	590
Custodian fees and expenses	18,498
Registration fees	41,065
Audit	34,976
Legal	241
Miscellaneous	9,792
Total expenses before reductions	1,311,408
Expense reductions	(15,064)	1,296,344
Net investment income (loss)		48,201
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	8,589,306
Foreign currency transactions	6
Total net realized gain (loss)		8,589,312
Change in net unrealized appreciation (depreciation) on investment securities		23,411,115
Net gain (loss)		32,000,427
Net increase (decrease) in net assets resulting from operations		$ 32,048,628

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 48,201	$ (114,027)
Net realized gain (loss)	8,589,312	9,527,377
Change in net unrealized appreciation (depreciation)	23,411,115	21,450,127
Net increase (decrease) in net assets resulting from operations	32,048,628	30,863,477
Distributions to shareholders from net realized gain	(3,155,787)	-
Share transactions Proceeds from sales of shares	260,994,089	119,952,507
Reinvestment of distributions	3,059,923	-
Cost of shares redeemed	(151,200,941)	(100,609,332)
Net increase (decrease) in net assets resulting from share transactions	112,853,071	19,343,175
Redemption fees	121,358	47,699
Total increase (decrease) in net assets	141,867,270	50,254,351

Net Assets
Beginning of period	97,337,637	47,083,286
End of period (including undistributed net investment income of $48,147 and $0, respectively)	$ 239,204,907	$ 97,337,637
Other Information Shares
Sold	6,409,212	3,784,882
Issued in reinvestment of distributions	71,410	-
Redeemed	(3,961,084)	(3,171,598)
Net increase (decrease)	2,519,538	613,284
Financial Highlights

Years ended February 28,	2005	2004 F	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 36.04	$ 22.55	$ 28.41	$ 22.22	$ 17.44
Income from Investment Operations
Net investment income (loss) C	.02	(.05) D	(.10)	(.04)	(.01)
Net realized and unrealized gain (loss)	10.78	13.52	(5.81)	6.34	5.20
Total from investment operations	10.80	13.47	(5.91)	6.30	5.19
Distributions from net realized gain	(1.06)	-	-	(.17)	(.41)
Distributions in excess of net realized gain	-	-	-	-	(.10)
Total distributions	(1.06)	-	-	(.17)	(.51)
Redemption fees added to paid in capital C	.04	.02	.05	.06	.10
Net asset value, end of period	$ 45.82	$ 36.04	$ 22.55	$ 28.41	$ 22.22
Total Return A, B	30.28%	59.82%	(20.63)%	28.87%	30.67%
Ratios to Average Net Assets E
Expenses before expense reductions	1.09%	1.37%	1.44%	1.45%	2.33%
Expenses net of voluntary waivers, if any	1.09%	1.37%	1.44%	1.45%	2.33%
Expenses net of all reductions	1.08%	1.35%	1.41%	1.44%	2.32%
Net investment income (loss)	.04%	(.15)%	(.37)%	(.15)%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 239,205	$ 97,338	$ 47,083	$ 83,536	$ 20,390
Portfolio turnover rate	119%	71%	133%	111%	135%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.05 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Cyclical Industries Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Life of fundA
Select Cyclical Industries	25.60%	12.77%	10.43%

A From March 3, 1997

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Cyclical Industries Portfolio

Management's Discussion of Fund Performance

Comments from Matt Friedman, Portfolio Manager of Fidelity® Select Cyclical Industries Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months that ended February 28, 2005, the fund returned 25.60%, outperforming both the Goldman Sachs® Cyclical Industries Index, which gained 20.56%, and the S&P 500®. The fund focused on industries that tend to outperform in the later stages of the economic cycle, such as chemicals. For example, Lyondell Chemical and Millennium Chemicals benefited from tight supply combined with strong demand, which kept pricing and profits robust. The stocks rose further when the companies merged in December 2004. Investments in homebuilders KB Home, Ryland Group and Toll Brothers also helped returns when the group generated strong earnings growth. The fund's lack of exposure to U.S. auto manufacturers - key components of the sector index - was another positive, as declining demand for their products led to bloated inventories and lower profit margins. On the other hand, investments in airlines Continental and AirTran proved disappointing, as the industry was hampered by high energy prices and fierce price discounting. Appliance maker Maytag and industrial conglomerates Honeywell and 3M also detracted from returns, falling victim to contracting business lines and margin pressures.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Cyclical Industries Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Tyco International Ltd.	4.2
General Electric Co.	3.9
Honeywell International, Inc.	2.9
Lyondell Chemical Co.	2.8
3M Co.	2.4
The Boeing Co.	2.2
Dow Chemical Co.	2.2
United Parcel Service, Inc. Class B	1.8
Lockheed Martin Corp.	1.7
Canadian National Railway Co.	1.6
25.7
Top Industries as of February 28, 2005
% of fund's net assets
Aerospace & Defense	18.4%
Chemicals	17.1%
Machinery	11.9%
Industrial Conglomerates	10.5%
Air Freight & Logistics	6.5%
All Others *	35.6%

* Includes short-term investments and net other assets.

Annual Report

Cyclical Industries Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 18.4%
BAE Systems PLC	36,639	$ 180,290
BE Aerospace, Inc. (a)	46,500	559,395
DRS Technologies, Inc. (a)	3,700	152,847
EADS NV	14,850	466,815
EDO Corp.	14,240	452,832
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	5,300	178,928
Engineered Support Systems, Inc.	1,400	77,392
Essex Corp. (a)	1,600	30,672
General Dynamics Corp.	5,400	568,890
Goodrich Corp.	16,200	599,886
Hexcel Corp. (a)	9,800	162,974
Honeywell International, Inc.	49,600	1,883,312
L-3 Communications Holdings, Inc.	4,700	338,870
Lockheed Martin Corp.	19,090	1,130,510
Meggitt PLC	38,600	205,335
Northrop Grumman Corp.	4,008	212,023
Precision Castparts Corp.	9,600	722,496
Raytheon Co.	17,600	673,024
Rockwell Collins, Inc.	12,940	595,887
Rolls-Royce Group PLC	11,100	55,473
The Boeing Co.	26,040	1,431,419
United Defense Industries, Inc.	8,700	476,064
United Technologies Corp.	8,100	809,028
TOTAL AEROSPACE & DEFENSE		11,964,362
AIR FREIGHT & LOGISTICS - 6.5%
Dynamex, Inc. (a)	22,335	422,132
EGL, Inc. (a)	9,500	301,625
Expeditors International of Washington, Inc.	6,300	349,713
FedEx Corp.	10,500	1,026,690
Forward Air Corp.	9,280	410,918
Hub Group, Inc. Class A (a)	3,200	186,080
Park-Ohio Holdings Corp. (a)	5,953	159,719
United Parcel Service, Inc. Class B	15,400	1,193,346
UTI Worldwide, Inc.	2,700	200,232
TOTAL AIR FREIGHT & LOGISTICS		4,250,455
AIRLINES - 0.9%
AirTran Holdings, Inc. (a)	57,300	457,254
Alaska Air Group, Inc. (a)	4,900	138,964
TOTAL AIRLINES		596,218
AUTO COMPONENTS - 0.7%
American Axle & Manufacturing Holdings, Inc.	5,000	132,100
Amerigon, Inc. (a)	1,000	4,270

	Shares	Value (Note 1)
BorgWarner, Inc.	3,000	$ 158,250
Johnson Controls, Inc.	3,100	183,210
TOTAL AUTO COMPONENTS		477,830
AUTOMOBILES - 1.1%
Ford Motor Co.	400	5,060
Hyundai Motor Co.	5,100	293,967
Renault SA	2,800	253,601
Toyota Motor Corp. ADR	2,000	155,560
TOTAL AUTOMOBILES		708,188
BUILDING PRODUCTS - 2.3%
American Standard Companies, Inc.	12,310	563,798
Masco Corp.	12,610	425,209
Quixote Corp.	4,960	88,437
York International Corp.	11,000	425,370
TOTAL BUILDING PRODUCTS		1,502,814
CHEMICALS - 17.1%
Agrium, Inc.	13,400	241,286
Air Products & Chemicals, Inc.	14,000	876,680
Airgas, Inc.	17,600	441,760
Albemarle Corp.	3,900	148,200
Cytec Industries, Inc.	10,600	535,618
Dow Chemical Co.	25,600	1,411,840
Ecolab, Inc.	12,400	393,204
Ferro Corp.	15,690	307,053
FMC Corp. (a)	5,800	286,288
Lyondell Chemical Co.	54,350	1,839,748
Monsanto Co.	11,800	693,604
Mosaic Co. (a)	13,100	215,626
NOVA Chemicals Corp.	13,800	693,664
Pioneer Companies, Inc. (a)	21,600	578,880
PolyOne Corp. (a)	23,310	212,121
Potash Corp. of Saskatchewan	7,000	619,952
Praxair, Inc.	19,100	856,253
Rohm & Haas Co.	3,400	163,778
Spartech Corp.	7,300	160,381
Valspar Corp.	9,000	415,350
TOTAL CHEMICALS		11,091,286
COMMERCIAL SERVICES & SUPPLIES - 1.9%
Herman Miller, Inc.	11,334	328,459
Korn/Ferry International (a)	2,500	47,950
Robert Half International, Inc.	9,900	288,783
Waste Connections, Inc. (a)	8,650	294,792
Waste Services, Inc. (a)	69,800	246,394
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,206,378
COMMUNICATIONS EQUIPMENT - 0.7%
Harris Corp.	6,600	440,220
Common Stocks - continued
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 3.7%
Chicago Bridge & Iron Co. NV (NY Shares)	11,200	$ 486,192
Dycom Industries, Inc. (a)	17,500	471,625
Fluor Corp.	3,700	232,175
Foster Wheeler Ltd. (a)	6,460	115,957
Jacobs Engineering Group, Inc. (a)	11,100	621,378
Perini Corp. (a)	12,300	196,308
Shaw Group, Inc. (a)	6,700	139,360
Washington Group International, Inc. (a)	3,300	144,375
TOTAL CONSTRUCTION & ENGINEERING		2,407,370
CONSTRUCTION MATERIALS - 1.9%
Eagle Materials, Inc.	3,440	287,343
Eagle Materials, Inc. Class B	1,300	105,040
Florida Rock Industries, Inc.	4,700	301,599
Texas Industries, Inc.	3,300	220,110
Vulcan Materials Co.	5,000	289,300
TOTAL CONSTRUCTION MATERIALS		1,203,392
CONTAINERS & PACKAGING - 1.0%
Owens-Illinois, Inc. (a)	16,720	416,161
Packaging Corp. of America	3,700	90,724
Pactiv Corp. (a)	5,300	119,833
TOTAL CONTAINERS & PACKAGING		626,718
ELECTRICAL EQUIPMENT - 2.0%
A.O. Smith Corp. Class A	1,218	32,033
AMETEK, Inc.	6,500	249,210
Emerson Electric Co.	2,600	172,432
NEOMAX Co. Ltd.	9,000	204,868
Rockwell Automation, Inc.	2,900	180,235
Roper Industries, Inc.	7,280	470,288
TOTAL ELECTRICAL EQUIPMENT		1,309,066
FOOD PRODUCTS - 0.1%
Delta & Pine Land Co.	2,600	75,374
HOUSEHOLD DURABLES - 4.9%
Blount International, Inc. (a)	16,100	275,793
Dixie Group, Inc. (a)	3,476	64,271
Interface, Inc. Class A (a)	35,340	294,382
KB Home	5,100	636,480
Ryland Group, Inc.	9,220	641,251
Standard Pacific Corp.	4,000	320,000
Tempur-Pedic International, Inc. (a)	17,400	333,210
Toll Brothers, Inc. (a)	7,100	625,155
TOTAL HOUSEHOLD DURABLES		3,190,542
INDUSTRIAL CONGLOMERATES - 10.5%
3M Co.	18,260	1,532,744

	Shares	Value (Note 1)
General Electric Co.	71,960	$ 2,532,992
Tyco International Ltd. (d)	81,830	2,739,667
TOTAL INDUSTRIAL CONGLOMERATES		6,805,403
MACHINERY - 11.9%
A.S.V., Inc. (a)	200	8,940
AGCO Corp. (a)	22,810	444,111
Briggs & Stratton Corp.	1,700	67,014
Bucyrus International, Inc. Class A	13,700	594,991
Caterpillar, Inc.	3,300	313,665
CUNO, Inc. (a)	2,200	123,640
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	17,320	320,709
Danaher Corp.	3,400	184,178
Deere & Co.	9,300	661,323
Dover Corp.	5,600	216,552
Gardner Denver, Inc. (a)	9,600	394,656
Hyundai Heavy Industries Co. Ltd.	6,520	325,838
IDEX Corp.	3,440	135,880
Ingersoll-Rand Co. Ltd. Class A	1,600	134,800
ITT Industries, Inc.	8,100	712,395
Joy Global, Inc.	12,750	468,563
Kennametal, Inc.	644	31,608
Manitowoc Co., Inc.	12,700	523,240
Navistar International Corp. (a)	9,470	373,686
PACCAR, Inc.	1,142	85,947
Pall Corp.	100	2,707
Pentair, Inc.	3,960	164,102
SPX Corp.	8,200	365,064
Timken Co.	12,500	353,750
Toro Co.	1,000	86,710
Wabash National Corp. (a)	7,100	191,487
Watts Water Technologies, Inc. Class A	14,400	478,800
TOTAL MACHINERY		7,764,356
MARINE - 0.6%
Alexander & Baldwin, Inc.	4,420	200,668
Excel Maritime Carriers Ltd. (a)	6,100	158,600
TOTAL MARINE		359,268
METALS & MINING - 0.2%
Massey Energy Co.	2,800	122,024
OIL & GAS - 1.7%
Ashland, Inc.	8,600	561,494
Ship Finance International Ltd.	666	14,772
Teekay Shipping Corp.	5,100	252,807
Top Tankers, Inc.	7,100	153,857
Tsakos Energy Navigation Ltd.	3,400	141,338
TOTAL OIL & GAS		1,124,268
Common Stocks - continued
	Shares	Value (Note 1)
ROAD & RAIL - 6.1%
Burlington Northern Santa Fe Corp.	12,400	$ 623,348
Canadian National Railway Co.	16,600	1,029,417
Canadian Pacific Railway Ltd.	7,100	252,525
CSX Corp.	13,770	568,839
Laidlaw International, Inc. (a)	13,800	317,400
Landstar System, Inc. (a)	8,694	304,986
Norfolk Southern Corp.	24,320	872,845
TOTAL ROAD & RAIL		3,969,360
SPECIALTY RETAIL - 0.7%
Advance Auto Parts, Inc. (a)	1,700	85,646
Asbury Automotive Group, Inc. (a)	15,800	240,160
AutoNation, Inc. (a)	2,600	50,778
The Pep Boys - Manny, Moe & Jack	5,300	95,824
TOTAL SPECIALTY RETAIL		472,408
TRADING COMPANIES & DISTRIBUTORS - 1.7%
MSC Industrial Direct Co., Inc. Class A	18,000	582,300
WESCO International, Inc. (a)	13,900	499,427
TOTAL TRADING COMPANIES & DISTRIBUTORS		1,081,727
TOTAL COMMON STOCKS (Cost $51,768,755)		62,749,027
Money Market Funds - 6.2%

Fidelity Cash Central Fund, 2.51% (b)	1,591,253	1,591,253
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	2,477,100	2,477,100
TOTAL MONEY MARKET FUNDS (Cost $4,068,353)		4,068,353
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $55,837,108)		66,817,380
NET OTHER ASSETS - (2.8)%		(1,848,244)
NET ASSETS - 100%		$ 64,969,136
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.1%
Canada	4.5%
Korea (South)	1.5%
Netherlands	1.4%
Others (individually less than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Cyclical Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $2,403,864) (cost $55,837,108) - See accompanying schedule		$ 66,817,380
Receivable for investments sold		293,065
Receivable for fund shares sold		1,134,754
Dividends receivable		99,259
Interest receivable		2,239
Prepaid expenses		181
Receivable from investment advisor for reimbursement		2,823
Other affiliated receivables		25
Other receivables		9,536
Total assets		68,359,262

Liabilities
Payable for investments purchased	$ 673,941
Payable for fund shares redeemed	161,999
Accrued management fee	29,289
Other affiliated payables	19,327
Other payables and accrued expenses	28,470
Collateral on securities loaned, at value	2,477,100
Total liabilities		3,390,126

Net Assets		$ 64,969,136
Net Assets consist of:
Paid in capital		$ 52,171,662
Undistributed net investment income		85,267
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,731,627
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,980,580
Net Assets, for 3,381,453 shares outstanding		$ 64,969,136
Net Asset Value, offering price and redemption price per share ($64,969,136 ÷ 3,381,453 shares)		$ 19.21

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 574,380
Interest		33,044
Security lending		7,777
Total income		615,201

Expenses
Management fee	$ 250,786
Transfer agent fees	150,010
Accounting and security lending fees	30,289
Non-interested trustees' compensation	225
Custodian fees and expenses	21,757
Registration fees	24,119
Audit	35,492
Legal	90
Miscellaneous	3,391
Total expenses before reductions	516,159
Expense reductions	(17,202)	498,957
Net investment income (loss)		116,244
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,538,097
Investment not meeting investment restrictions	(2,823)
Foreign currency transactions	(2,981)
Payment from investment advisor for loss on investment not meeting investment restrictions	2,823
Total net realized gain (loss)		4,535,116
Change in net unrealized appreciation (depreciation) on: Investment securities	5,491,463
Assets and liabilities in foreign currencies	(76)
Total change in net unrealized appreciation (depreciation)		5,491,387
Net gain (loss)		10,026,503
Net increase (decrease) in net assets resulting from operations		$ 10,142,747

See accompanying notes which are an integral part of the financial statements.

Annual Report

Cyclical Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 116,244	$ 39,429
Net realized gain (loss)	4,535,116	3,584,900
Change in net unrealized appreciation (depreciation)	5,491,387	6,617,835
Net increase (decrease) in net assets resulting from operations	10,142,747	10,242,164
Distributions to shareholders from net investment income	(56,985)	(21,204)
Distributions to shareholders from net realized gain	(2,730,334)	(636,112)
Total distributions	(2,787,319)	(657,316)
Share transactions Proceeds from sales of shares	61,946,830	39,201,154
Reinvestment of distributions	2,651,999	616,179
Cost of shares redeemed	(43,805,689)	(27,756,739)
Net increase (decrease) in net assets resulting from share transactions	20,793,140	12,060,594
Redemption fees	23,426	19,959
Total increase (decrease) in net assets	28,171,994	21,665,401

Net Assets
Beginning of period	36,797,142	15,131,741
End of period (including undistributed net investment income of $85,267 and undistributed net investment income of $1,686, respectively)	$ 64,969,136	$ 36,797,142
Other Information Shares
Sold	3,530,020	2,718,412
Issued in reinvestment of distributions	148,545	39,934
Redeemed	(2,565,250)	(1,860,598)
Net increase (decrease)	1,113,315	897,748

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 16.22	$ 11.04	$ 14.69	$ 14.47	$ 11.55
Income from Investment Operations
Net investment income (loss) C	.05	.02	(.05)	(.04)	(.07)
Net realized and unrealized gain (loss)	3.99	5.46	(3.61)	.26	3.11
Total from investment operations	4.04	5.48	(3.66)	.22	3.04
Distributions from net investment income	(.02)	(.01)	-	-	-
Distributions from net realized gain	(1.04)	(.30)	-	(.01)	(.06)
Distributions in excess of net realized gain	-	-	-	-	(.11)
Total distributions	(1.06)	(.31)	-	(.01)	(.17)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.05
Net asset value, end of period	$ 19.21	$ 16.22	$ 11.04	$ 14.69	$ 14.47
Total Return A, B	25.60%	49.87%	(24.85)%	1.59%	26.88%
Ratios to Average Net Assets D
Expenses before expense reductions	1.19%	1.60%	1.94%	1.79%	3.14%
Expenses net of voluntary waivers, if any	1.19%	1.60%	1.94%	1.79%	2.50%
Expenses net of all reductions	1.15%	1.57%	1.91%	1.78%	2.49%
Net investment income (loss)	.27%	.14%	(.40)%	(.32)%	(.48)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,969	$ 36,797	$ 15,132	$ 22,694	$ 8,157
Portfolio turnover rate	151%	166%	162%	67%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace	22.82%	15.89%	16.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Comments from Chris Bartel, Portfolio Manager of Fidelity® Select Defense and Aerospace Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund returned 22.82%, beating the 20.56% return of the Goldman Sachs® Cyclical Industries Index and more than tripling the gain of the S&P 500®. The fund's overweighting in the defense and aerospace segment was the main factor driving its outperformance versus the Goldman Sachs index. Precision Castparts was the top contributor in absolute terms and compared with the sector index. The maker of titanium aircraft castings benefited from strong demand from both defense and commercial aerospace customers. Also helping performance was United Defense Industries, provider of the M-2 Bradley armored vehicle used extensively in Iraq. That said, the fund's relative performance suffered due to its overweighting in the broadcasting group, as satellite TV providers EchoStar Communications and DIRECTV Group were the two largest detractors on a relative basis and also hurt the fund in absolute terms. Although both companies delivered strong earnings and subscriber growth, investors worried that earnings growth might slow because of greater competition from the cable television industry.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Defense and Aerospace Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
The Boeing Co.	7.1
Honeywell International, Inc.	7.0
Precision Castparts Corp.	6.2
Northrop Grumman Corp.	6.1
Goodrich Corp.	5.8
L-3 Communications Holdings, Inc.	5.3
Raytheon Co.	5.2
Harris Corp.	5.1
Lockheed Martin Corp.	4.5
General Dynamics Corp.	4.3
56.6
Top Industries as of February 28, 2005
% of fund's net assets
Aerospace & Defense	80.9%
Communications Equipment	6.7%
Media	5.0%
Electronic Equipment & Instruments	2.5%
IT Services	1.1%
All Others *	3.8%

* Includes short-term investments and net other assets.

Annual Report

Defense and Aerospace Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 80.9%
AAR Corp. (a)	524,200	$ 5,844,830
Alliant Techsystems, Inc. (a)	174,755	12,098,289
BE Aerospace, Inc. (a)	679,300	8,171,979
Bombardier, Inc. Class B (sub. vtg.)	900,000	1,933,601
DRS Technologies, Inc. (a)	283,400	11,707,254
EADS NV (d)	489,091	15,374,733
EDO Corp.	101,900	3,240,420
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	559,600	18,892,096
Engineered Support Systems, Inc.	285,488	15,781,777
Essex Corp. (a)	23,900	458,163
Esterline Technologies Corp. (a)	72,900	2,396,952
GenCorp, Inc. (non-vtg.) (a)(d)	242,500	4,527,475
General Dynamics Corp.	237,100	24,978,485
Goodrich Corp.	906,750	33,576,953
Hexcel Corp. (a)	174,700	2,905,261
Honeywell International, Inc.	1,072,100	40,707,637
L-3 Communications Holdings, Inc.	428,700	30,909,270
Lockheed Martin Corp.	443,400	26,258,148
Mercury Computer Systems, Inc. (a)	85,700	2,522,151
Northrop Grumman Corp.	675,248	35,720,619
Orbital Sciences Corp. (a)	165,508	1,732,869
Precision Castparts Corp.	478,400	36,004,384
Raytheon Co.	789,752	30,200,116
Rockwell Collins, Inc.	490,000	22,564,500
The Boeing Co.	751,200	41,293,462
Triumph Group, Inc. (a)	199,800	7,426,566
United Defense Industries, Inc.	329,400	18,024,768
United Technologies Corp.	165,600	16,540,128
TOTAL AEROSPACE & DEFENSE		471,792,886
COMMUNICATIONS EQUIPMENT - 6.7%
Anaren, Inc. (a)	109,700	1,400,869
Harris Corp.	442,700	29,528,090
REMEC, Inc. (a)	527,050	3,304,604
ViaSat, Inc. (a)	233,400	4,639,992
TOTAL COMMUNICATIONS EQUIPMENT		38,873,555
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%
Aeroflex, Inc. (a)	628,300	6,383,528
Trimble Navigation Ltd. (a)	226,450	8,156,729
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		14,540,257
IT SERVICES - 1.1%
SRA International, Inc. Class A (a)	87,400	5,316,542
Titan Corp. (a)	58,500	971,100
TOTAL IT SERVICES		6,287,642

	Shares	Value (Note 1)
MEDIA - 5.0%
EchoStar Communications Corp. Class A	760,100	$ 22,612,975
The DIRECTV Group, Inc. (a)	441,511	6,627,080
TOTAL MEDIA		29,240,055
METALS & MINING - 0.2%
Carpenter Technology Corp.	22,100	1,494,402
TOTAL COMMON STOCKS (Cost $435,389,851)		562,228,797
Money Market Funds - 4.7%

Fidelity Cash Central Fund, 2.51% (b)	17,070,662	17,070,662
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	9,964,635	9,964,635
TOTAL MONEY MARKET FUNDS (Cost $27,035,297)		27,035,297
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $462,425,148)		589,264,094
NET OTHER ASSETS - (1.1)%		(6,147,674)
NET ASSETS - 100%		$ 583,116,420
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $9,533,431) (cost $462,425,148) - See accompanying schedule		$ 589,264,094
Receivable for fund shares sold		4,962,732
Dividends receivable		879,693
Interest receivable		36,082
Prepaid expenses		1,568
Other affiliated receivables		1,284
Other receivables		56,212
Total assets		595,201,665

Liabilities
Payable for investments purchased	$ 179,828
Payable for fund shares redeemed	1,475,846
Accrued management fee	264,209
Other affiliated payables	172,663
Other payables and accrued expenses	28,064
Collateral on securities loaned, at value	9,964,635
Total liabilities		12,085,245

Net Assets		$ 583,116,420
Net Assets consist of:
Paid in capital		$ 456,561,975
Accumulated net investment loss		(160)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(284,341)
Net unrealized appreciation (depreciation) on investments		126,838,946
Net Assets, for 8,679,731 shares outstanding		$ 583,116,420
Net Asset Value, offering price and redemption price per share ($583,116,420 ÷ 8,679,731 shares)		$ 67.18

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 5,221,506
Interest		292,938
Security lending		102,235
Total income		5,616,679

Expenses
Management fee	$ 2,294,850
Transfer agent fees	1,419,631
Accounting and security lending fees	201,349
Non-interested trustees' compensation	2,050
Custodian fees and expenses	17,839
Registration fees	42,104
Audit	36,192
Legal	885
Miscellaneous	27,010
Total expenses before reductions	4,041,910
Expense reductions	(74,954)	3,966,956
Net investment income (loss)		1,649,723
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	7,391,280
Foreign currency transactions	23,631
Total net realized gain (loss)		7,414,911
Change in net unrealized appreciation (depreciation) on investment securities		74,061,537
Net gain (loss)		81,476,448
Net increase (decrease) in net assets resulting from operations		$ 83,126,171

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,649,723	$ (513,776)
Net realized gain (loss)	7,414,911	28,377,755
Change in net unrealized appreciation (depreciation)	74,061,537	82,494,151
Net increase (decrease) in net assets resulting from operations	83,126,171	110,358,130
Distributions to shareholders from net investment income	(1,518,670)	-
Distributions to shareholders from net realized gain	(1,998,254)	-
Total distributions	(3,516,924)	-
Share transactions Proceeds from sales of shares	385,932,538	129,945,447
Reinvestment of distributions	3,383,852	-
Cost of shares redeemed	(207,827,588)	(182,745,505)
Net increase (decrease) in net assets resulting from share transactions	181,488,802	(52,800,058)
Redemption fees	103,217	55,969
Total increase (decrease) in net assets	261,201,266	57,614,041

Net Assets
Beginning of period	321,915,154	264,301,113
End of period (including accumulated net investment loss of $160 and $0, respectively)	$ 583,116,420	$ 321,915,154
Other Information Shares
Sold	6,260,901	2,674,669
Issued in reinvestment of distributions	52,059	-
Redeemed	(3,478,896)	(4,109,112)
Net increase (decrease)	2,834,064	(1,434,443)

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 55.07	$ 36.30	$ 46.08	$ 42.83	$ 34.36
Income from Investment Operations
Net investment income (loss) C	.25	(.09)	- F	.15	.03
Net realized and unrealized gain (loss)	12.28	18.85	(9.77)	3.59	10.19
Total from investment operations	12.53	18.76	(9.77)	3.74	10.22
Distributions from net investment income	(.19)	-	(.04)	(.05)	(.02)
Distributions from net realized gain	(.25)	-	-	(.49)	(1.81)
Total distributions	(.44)	-	(.04)	(.54)	(1.83)
Redemption fees added to paid in capital C	.02	.01	.03	.05	.08
Net asset value, end of period	$ 67.18	$ 55.07	$ 36.30	$ 46.08	$ 42.83
Total Return A, B	22.82%	51.71%	(21.16)%	9.09%	30.45%
Ratios to Average Net Assets D
Expenses before expense reductions	1.02%	1.28%	1.25%	1.23%	1.52%
Expenses net of voluntary waivers, if any	1.02%	1.28%	1.25%	1.23%	1.52%
Expenses net of all reductions	1.00%	1.24%	1.21%	1.19%	1.49%
Net investment income (loss)	.41%	(.19)%	- %	.37%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 583,116	$ 321,915	$ 264,301	$ 286,831	$ 78,270
Portfolio turnover rate	38%	47%	79%	76%	119%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environmental Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Environmental	3.84%	7.60%	3.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Environmental Portfolio

Management's Discussion of Fund Performance

Comments from Doug Simmons, Portfolio Manager of Fidelity® Select Environmental Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund was up 3.84%, trailing both the 20.56% return for the Goldman Sachs® Cyclical Industries Index and the S&P 500® index. The fund underperformed its sector benchmark primarily because it was underweighted in several cyclical industries that performed quite well but aren't considered part of the fund's environmental services universe, such as steel manufacturing and homebuilding. On the positive side of the ledger, emphasizing water filtration stocks worked out well because several fund holdings in this industry, such as Ionics and ESCO Technologies, appreciated nicely due to growing global demand for clean water. Elsewhere, Whole Foods Market, an organic food retailer, and Headwaters, a pioneer in developing cleaner-burning coal that allows fewer pollutants to enter the environment, also performed well. On the downside, focusing on companies specializing in the production of hydrogen fuel cell energy sources - namely Plug Power, FuelCell Energy and Hydrogenics - wasn't helpful, as these stocks fared poorly because investors grew skeptical about the industry's growth prospects. Meanwhile, owning large positions in several poor-performing waste disposal companies, such as Allied Waste, Casella Waste Systems, Waste Management and Republic Services, also proved disappointing.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Environmental Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Veolia Environnement sponsored ADR	7.3
Republic Services, Inc.	6.6
Pall Corp.	6.4
Pentair, Inc.	6.2
Allied Waste Industries, Inc.	6.0
CLARCOR, Inc.	6.0
Whole Foods Market, Inc.	5.6
Waste Management, Inc.	4.7
Headwaters, Inc.	4.6
Stericycle, Inc.	4.0
57.4
Top Industries as of February 28, 2005
% of fund's net assets
Machinery	27.7%
Commercial Services & Supplies	25.8%
Multi-Utilities & Unregulated Power	10.0%
Food & Staples Retailing	8.7%
Electrical Equipment	5.7%
All Others *	22.1%

* Includes short-term investments and net other assets.

Annual Report

Environmental Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 2.0%
Trex Co., Inc. (a)	5,200	$ 236,652
CHEMICALS - 2.6%
Calgon Carbon Corp.	27,000	235,710
Ecolab, Inc.	2,400	76,104
TOTAL CHEMICALS		311,814
COMMERCIAL SERVICES & SUPPLIES - 25.8%
Allied Waste Industries, Inc. (a)	88,300	725,826
Bennett Environmental, Inc. (a)	4,800	17,317
Casella Waste Systems, Inc. Class A (a)	6,100	91,195
Clean Harbors, Inc. (a)(d)	3,800	67,678
Republic Services, Inc.	24,900	789,579
Stericycle, Inc. (a)	10,500	482,790
Tetra Tech, Inc. (a)	14,400	238,752
Waste Connections, Inc. (a)	2,300	78,384
Waste Management, Inc.	19,393	567,051
WCA Waste Corp.	4,200	42,168
TOTAL COMMERCIAL SERVICES & SUPPLIES		3,100,740
CONSTRUCTION & ENGINEERING - 0.9%
Insituform Technologies, Inc. Class A (a)	6,700	106,262
CONSTRUCTION MATERIALS - 4.6%
Headwaters, Inc. (a)	17,300	556,368
ELECTRICAL EQUIPMENT - 5.7%
Capstone Turbine Corp. (a)	67,200	113,568
FuelCell Energy, Inc. (a)(d)	12,300	132,840
Hydrogenics Corp. (a)	68,100	298,139
Plug Power, Inc. (a)(d)	19,300	137,995
TOTAL ELECTRICAL EQUIPMENT		682,542
ENERGY EQUIPMENT & SERVICES - 0.9%
Newpark Resources, Inc. (a)	18,000	115,020
FOOD & STAPLES RETAILING - 8.7%
United Natural Foods, Inc. (a)	10,400	324,168
Whole Foods Market, Inc.	6,500	668,330
Wild Oats Markets, Inc. (a)	7,600	49,020
TOTAL FOOD & STAPLES RETAILING		1,041,518
FOOD PRODUCTS - 2.0%
Green Mountain Coffee Roasters, Inc. (a)	5,700	148,485
Hain Celestial Group, Inc. (a)	4,700	87,749
TOTAL FOOD PRODUCTS		236,234
HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
Millipore Corp. (a)	10,500	475,230
MACHINERY - 27.7%
CLARCOR, Inc.	13,000	718,510

	Shares	Value (Note 1)
CUNO, Inc. (a)	5,000	$ 281,000
ESCO Technologies, Inc. (a)	3,200	258,656
Kadant, Inc. (a)	18,606	373,050
Lindsay Manufacturing Co.	2,800	65,072
Pall Corp.	28,400	768,788
Pentair, Inc.	17,900	741,776
Zenon Environmental, Inc. (a)	6,900	121,335
TOTAL MACHINERY		3,328,187
MULTI-UTILITIES & UNREGULATED POWER - 10.0%
NorthWestern Energy Corp. (a)	3,600	100,584
NRG Energy, Inc. (a)	5,900	227,209
Veolia Environnement sponsored ADR	25,100	872,226
TOTAL MULTI-UTILITIES & UNREGULATED POWER		1,200,019
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
Mykrolis Corp. (a)	17,600	237,952
TOTAL COMMON STOCKS (Cost $11,658,062)		11,628,538
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 2.51% (b)	189,079	189,079
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	257,550	257,550
TOTAL MONEY MARKET FUNDS (Cost $446,629)		446,629
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $12,104,691)		12,075,167
NET OTHER ASSETS - (0.6)%		(70,483)
NET ASSETS - 100%		$ 12,004,684
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.1%
France	7.3%
Canada	3.6%
100.0%
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $1,481,500 of which $748,928 and $732,572 will expire on February 28, 2011 and February 29, 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environmental Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $244,698) (cost $12,104,691) - See accompanying schedule		$ 12,075,167
Receivable for investments sold		112,447
Receivable for fund shares sold		139,987
Dividends receivable		4,689
Interest receivable		490
Prepaid expenses		47
Receivable from investment advisor for expense reductions		3,958
Other receivables		4,630
Total assets		12,341,415

Liabilities
Payable for fund shares redeemed	$ 41,983
Accrued management fee	5,911
Other affiliated payables	5,531
Other payables and accrued expenses	25,756
Collateral on securities loaned, at value	257,550
Total liabilities		336,731

Net Assets		$ 12,004,684
Net Assets consist of:
Paid in capital		$ 13,877,813
Accumulated net investment loss		(306)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,843,299)
Net unrealized appreciation (depreciation) on investments		(29,524)
Net Assets, for 870,210 shares outstanding		$ 12,004,684
Net Asset Value, offering price and redemption price per share ($12,004,684 ÷ 870,210 shares)		$ 13.80

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 67,954
Interest		5,454
Security lending		7,433
Total income		80,841

Expenses
Management fee	$ 68,615
Transfer agent fees	67,722
Accounting and security lending fees	26,273
Non-interested trustees' compensation	88
Custodian fees and expenses	9,694
Registration fees	14,048
Audit	34,518
Legal	159
Miscellaneous	1,835
Total expenses before reductions	222,952
Expense reductions	(15,404)	207,548
Net investment income (loss)		(126,707)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,327,901
Foreign currency transactions	(196)
Total net realized gain (loss)		1,327,705
Change in net unrealized appreciation (depreciation) on investment securities		(800,263)
Net gain (loss)		527,442
Net increase (decrease) in net assets resulting from operations		$ 400,735

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (126,707)	$ (254,417)
Net realized gain (loss)	1,327,705	543,333
Change in net unrealized appreciation (depreciation)	(800,263)	3,356,069
Net increase (decrease) in net assets resulting from operations	400,735	3,644,985
Share transactions Proceeds from sales of shares	7,280,904	5,478,846
Cost of shares redeemed	(7,951,612)	(6,846,116)
Net increase (decrease) in net assets resulting from share transactions	(670,708)	(1,367,270)
Redemption fees	5,507	4,492
Total increase (decrease) in net assets	(264,466)	2,282,207

Net Assets
Beginning of period	12,269,150	9,986,943
End of period (including accumulated net investment loss of $306 and $0, respectively)	$ 12,004,684	$ 12,269,150
Other Information Shares
Sold	545,145	471,001
Redeemed	(598,405)	(576,560)
Net increase (decrease)	(53,260)	(105,559)

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 13.29	$ 9.71	$ 11.58	$ 12.98	$ 9.57
Income from Investment Operations
Net investment income (loss) C	(.14)	(.25)	(.20)	(.17)	(.13)
Net realized and unrealized gain (loss)	.64	3.83	(1.68)	(1.25)	3.51
Total from investment operations	.50	3.58	(1.88)	(1.42)	3.38
Redemption fees added to paid in capital C	.01	- F	.01	.02	.03
Net asset value, end of period	$ 13.80	$ 13.29	$ 9.71	$ 11.58	$ 12.98
Total Return A, B	3.84%	36.87%	(16.15)%	(10.79)%	35.63%
Ratios to Average Net Assets D
Expenses before expense reductions	1.87%	2.57%	2.64%	2.00%	1.92%
Expenses net of voluntary waivers, if any	1.83%	2.50%	2.50%	2.00%	1.92%
Expenses net of all reductions	1.74%	2.50%	2.45%	1.98%	1.88%
Net investment income (loss)	(1.06)%	(2.12)%	(1.92)%	(1.32)%	(1.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,005	$ 12,269	$ 9,987	$ 12,471	$ 24,668
Portfolio turnover rate	220%	90%	67%	109%	168%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment	13.37%	3.52%	11.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Industrial Equipment Portfolio

Management's Discussion of Fund Performance

Comments from Chris Bartel, Portfolio Manager of Fidelity® Select Industrial Equipment Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund returned 13.37%, trailing the 20.56% return of the Goldman Sachs® Cyclical Industries Index. However, the fund outperformed the broader market as measured by the S&P 500®. Relative to the sector index, the fund was hurt by its exposure to weak semiconductor equipment stocks, and by its avoidance of stocks in the strong-performing homebuilding, railroad, steel and agricultural chemical segments. Some of the biggest laggards in the semiconductor equipment group were Applied Materials and Teradyne, both of which suffered from declining orders and tepid end-user demand for semiconductors. In the case of diversified manufacturer Honeywell, the stock was held back by investors' concerns about the company's non-operating liabilities, including asbestos-related issues and environmental remediation expenses. Conversely, the fund's relative performance was aided by not owning auto manufacturers, by overweighting construction and farm machinery, and by underweighting auto parts and equipment. Heavy truck engine manufacturer Cummins was a strong contributor both in absolute terms and relative to the sector index, as demand for its diesel engines benefited from a cyclical recovery in heavy truck sales. Another contributor was Precision Castparts, a maker of titanium aircraft castings. The worldwide pickup in both passenger and freight air traffic - along with a surge in orders for new planes - boosted the stock.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrial Equipment Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Tyco International Ltd.	9.9
Honeywell International, Inc.	8.5
Applied Materials, Inc.	6.0
General Electric Co.	5.7
ITT Industries, Inc.	4.6
American Standard Companies, Inc.	4.5
SPX Corp.	3.9
Dover Corp.	3.2
Symbol Technologies, Inc.	2.9
Precision Castparts Corp.	2.3
51.5
Top Industries as of February 28, 2005
% of fund's net assets
Machinery	32.6%
Industrial Conglomerates	18.3%
Aerospace & Defense	12.2%
Semiconductors & Semiconductor Equipment	9.9%
Building Products	6.6%
All Others *	20.4%

* Includes short-term investments and net other assets.

Annual Report

Industrial Equipment Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 12.2%
Bombardier, Inc. Class B (sub. vtg.)	53,300	$ 114,512
Honeywell International, Inc.	104,100	3,952,677
Lockheed Martin Corp.	8,500	503,370
Precision Castparts Corp.	14,200	1,068,692
TOTAL AEROSPACE & DEFENSE		5,639,251
BUILDING PRODUCTS - 6.6%
American Standard Companies, Inc.	45,100	2,065,580
Trex Co., Inc. (a)	2,600	118,326
York International Corp.	22,300	862,341
TOTAL BUILDING PRODUCTS		3,046,247
COMMERCIAL SERVICES & SUPPLIES - 0.5%
IKON Office Solutions, Inc.	22,000	232,100
CONSTRUCTION & ENGINEERING - 1.3%
EMCOR Group, Inc. (a)	8,000	385,840
URS Corp. (a)	8,200	236,488
TOTAL CONSTRUCTION & ENGINEERING		622,328
ELECTRICAL EQUIPMENT - 4.5%
A.O. Smith Corp.	4,700	123,516
ABB Ltd. sponsored ADR (a)	80,000	487,200
Cooper Industries Ltd. Class A	7,900	548,023
Emerson Electric Co.	12,900	855,528
Rockwell Automation, Inc.	900	55,935
TOTAL ELECTRICAL EQUIPMENT		2,070,202
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.2%
Cognex Corp.	2,300	63,710
Molex, Inc.	9,100	228,683
Napco Security Systems, Inc.	10,700	107,642
Newport Corp. (a)	15,300	215,577
Symbol Technologies, Inc.	76,300	1,352,799
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		1,968,411
ENERGY EQUIPMENT & SERVICES - 1.2%
Halliburton Co.	12,200	536,434
HOUSEHOLD DURABLES - 0.5%
Blount International, Inc. (a)	13,800	236,394
INDUSTRIAL CONGLOMERATES - 18.3%
Carlisle Companies, Inc.	5,800	403,332
General Electric Co.	75,350	2,652,320
Siemens AG sponsored ADR	2,800	218,512

	Shares	Value (Note 1)
Textron, Inc.	7,800	$ 603,330
Tyco International Ltd. (d)	137,800	4,613,543
TOTAL INDUSTRIAL CONGLOMERATES		8,491,037
MACHINERY - 32.6%
AGCO Corp. (a)	21,700	422,499
Albany International Corp. Class A	2,200	70,950
Astec Industries, Inc. (a)	51,600	957,180
Bucyrus International, Inc. Class A	8,400	364,812
Caterpillar, Inc.	10,200	969,510
Crane Co.	900	26,820
Cummins, Inc.	8,100	594,621
Danaher Corp.	17,500	947,975
Deere & Co.	6,900	490,659
Donaldson Co., Inc.	15,900	507,051
Dover Corp.	38,800	1,500,396
Harsco Corp.	5,900	344,619
IDEX Corp.	3,400	134,300
Ingersoll-Rand Co. Ltd. Class A	12,400	1,044,700
ITT Industries, Inc.	24,200	2,128,390
JLG Industries, Inc.	12,300	263,220
Manitowoc Co., Inc.	9,600	395,520
Navistar International Corp. (a)	25,600	1,010,176
Pentair, Inc.	10,100	418,544
SPX Corp.	40,400	1,798,608
Trinity Industries, Inc. (d)	6,300	181,440
Wabash National Corp. (a)	6,700	180,699
Wabtec Corp.	11,400	209,874
Watts Water Technologies, Inc. Class A	3,900	129,675
TOTAL MACHINERY		15,092,238
OFFICE ELECTRONICS - 3.1%
Xerox Corp. (a)	65,400	1,020,240
Zebra Technologies Corp. Class A (a)	8,200	408,934
TOTAL OFFICE ELECTRONICS		1,429,174
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.9%
Applied Materials, Inc. (a)	157,200	2,751,000
Cascade Microtech, Inc.	2,700	29,403
FormFactor, Inc. (a)	4,400	101,068
KLA-Tencor Corp.	13,300	657,153
Lam Research Corp. (a)	17,700	556,488
Teradyne, Inc. (a)	30,400	468,768
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		4,563,880
TRADING COMPANIES & DISTRIBUTORS - 3.2%
Fastenal Co.	4,100	239,686
Finning International, Inc.	1,200	32,154
Interline Brands, Inc.	13,600	252,960
Common Stocks - continued
	Shares	Value (Note 1)
TRADING COMPANIES & DISTRIBUTORS - CONTINUED
United Rentals, Inc. (a)	27,200	$ 514,624
W.W. Grainger, Inc.	7,200	452,016
TOTAL TRADING COMPANIES & DISTRIBUTORS		1,491,440
TOTAL COMMON STOCKS (Cost $36,053,961)		45,419,136
Money Market Funds - 11.9%

Fidelity Cash Central Fund, 2.51% (b)	583,044	583,044
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	4,931,100	4,931,100
TOTAL MONEY MARKET FUNDS (Cost $5,514,144)		5,514,144
TOTAL INVESTMENT PORTFOLIO - 110.0% (Cost $41,568,105)		50,933,280
NET OTHER ASSETS - (10.0)%		(4,628,304)
NET ASSETS - 100%		$ 46,304,976
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $4,786,344) (cost $41,568,105) - See accompanying schedule		$ 50,933,280
Receivable for fund shares sold		420,775
Dividends receivable		73,850
Interest receivable		1,582
Prepaid expenses		202
Other affiliated receivables		214
Other receivables		4,093
Total assets		51,433,996

Liabilities
Payable to custodian bank	$ 2,018
Payable for investments purchased	9,064
Payable for fund shares redeemed	126,980
Accrued management fee	21,627
Other affiliated payables	12,544
Other payables and accrued expenses	25,687
Collateral on securities loaned, at value	4,931,100
Total liabilities		5,129,020

Net Assets		$ 46,304,976
Net Assets consist of:
Paid in capital		$ 35,640,778
Accumulated net investment loss		(22)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,299,045
Net unrealized appreciation (depreciation) on investments		9,365,175
Net Assets, for 1,724,608 shares outstanding		$ 46,304,976
Net Asset Value, offering price and redemption price per share ($46,304,976 ÷ 1,724,608 shares)		$ 26.85

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 393,257
Interest		17,524
Security lending		10,449
Total income		421,230

Expenses
Management fee	$ 270,440
Transfer agent fees	137,953
Accounting and security lending fees	29,400
Non-interested trustees' compensation	263
Custodian fees and expenses	9,475
Registration fees	20,561
Audit	34,689
Legal	198
Miscellaneous	3,385
Total expenses before reductions	506,364
Expense reductions	(5,224)	501,140
Net investment income (loss)		(79,910)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,084,771
Foreign currency transactions	560
Total net realized gain (loss)		3,085,331
Change in net unrealized appreciation (depreciation) on investment securities		1,721,913
Net gain (loss)		4,807,244
Net increase (decrease) in net assets resulting from operations		$ 4,727,334

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (79,910)	$ (30,192)
Net realized gain (loss)	3,085,331	4,822,088
Change in net unrealized appreciation (depreciation)	1,721,913	8,887,338
Net increase (decrease) in net assets resulting from operations	4,727,334	13,679,234
Distributions to shareholders from net realized gain	(1,909,931)	-
Share transactions Proceeds from sales of shares	34,460,298	77,496,492
Reinvestment of distributions	1,826,457	-
Cost of shares redeemed	(59,200,952)	(42,305,092)
Net increase (decrease) in net assets resulting from share transactions	(22,914,197)	35,191,400
Redemption fees	18,579	53,771
Total increase (decrease) in net assets	(20,078,215)	48,924,405

Net Assets
Beginning of period	66,383,191	17,458,786
End of period (including accumulated net investment loss of $22 and $0, respectively)	$ 46,304,976	$ 66,383,191
Other Information Shares
Sold	1,377,884	3,441,291
Issued in reinvestment of distributions	71,580	-
Redeemed	(2,422,974)	(1,834,470)
Net increase (decrease)	(973,510)	1,606,821

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 24.60	$ 16.00	$ 22.54	$ 21.69	$ 26.38
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	(.12)	(.03)	(.02)
Net realized and unrealized gain (loss)	3.26	8.59	(6.43)	.88	(2.03)
Total from investment operations	3.22	8.57	(6.55)	.85	(2.05)
Distributions from net realized gain	(.98)	-	-	(.03)	(2.67)
Redemption fees added to paid in capital C	.01	.03	.01	.03	.03
Net asset value, end of period	$ 26.85	$ 24.60	$ 16.00	$ 22.54	$ 21.69
Total Return A, B	13.37%	53.75%	(29.02)%	4.07%	(7.69)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.07%	1.37%	1.77%	1.46%	1.48%
Expenses net of voluntary waivers, if any	1.07%	1.37%	1.77%	1.46%	1.48%
Expenses net of all reductions	1.06%	1.33%	1.76%	1.45%	1.48%
Net investment income (loss)	(.17)%	(.08)%	(.62)%	(.16)%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,305	$ 66,383	$ 17,459	$ 24,775	$ 21,392
Portfolio turnover rate	51%	95%	123%	131%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Materials Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Industrial Materials	16.09%	17.17%	9.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Industrial Materials Portfolio

Management's Discussion of Fund Performance

Comments from Jody Simes, Portfolio Manager of Fidelity® Select Industrial Materials Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund returned 16.09%, trailing the 20.56% return of the Goldman Sachs® Cyclical Industries Index. However, the fund easily outperformed the broader market as measured by the S&P 500®. Relative to its sector index, performance suffered due to the fund's exposure to out-of-index segments such as paper products, aluminum and gold stocks, all of which posted losses during the period. In aggregate, unfavorable security selection in Canada was largely offset by the fund's overweighting there and currency fluctuations. In the aluminum segment, Alcoa and Canadian firm Alcan were significant detractors. Both companies have production facilities outside the United States that were hurt by the weakening U.S. dollar, which put downward pressure on their revenues while increasing production costs. On the positive side, favorable stock selection and an overweighting in steel were beneficial, as was underweighting the weak auto manufacturing and auto parts/equipment segments. Canadian steel producer IPSCO was the top contributor on a relative basis and second-best in absolute terms. The stock almost tripled in response to strong demand for the company's steel plate and tubular products. Uranium producer Cameco - also based in Canada - was another holding that posted a triple-digit return. Renewed demand for nuclear power drove uranium prices higher during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrial Materials Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Dow Chemical Co.	6.3
3M Co.	4.3
Alcoa, Inc.	3.9
E.I. du Pont de Nemours & Co.	3.7
International Paper Co.	3.6
Inmet Mining Corp.	3.5
Praxair, Inc.	3.3
Canadian National Railway Co.	3.0
Newmont Mining Corp.	2.8
Weyerhaeuser Co.	2.8
37.2
Top Industries as of February 28, 2005
% of fund's net assets
Metals & Mining	31.2%
Chemicals	23.8%
Road & Rail	12.6%
Paper & Forest Products	9.8%
Containers & Packaging	5.2%
All Others *	17.4%

* Includes short-term investments and net other assets.

Annual Report

Industrial Materials Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 1.3%
American Standard Companies, Inc.	40,900	$ 1,873,220
CHEMICALS - 23.8%
Agrium, Inc.	200,000	3,601,281
Air Products & Chemicals, Inc.	48,200	3,018,284
Airgas, Inc.	14,700	368,970
Albemarle Corp.	75,000	2,850,000
Cytec Industries, Inc.	31,000	1,566,430
Dow Chemical Co.	163,900	9,039,085
E.I. du Pont de Nemours & Co.	100,000	5,330,000
International Flavors & Fragrances, Inc.	30,000	1,238,700
Mosaic Co. (a)	700	11,522
NOVA Chemicals Corp.	51,600	2,593,701
Praxair, Inc.	107,100	4,801,293
TOTAL CHEMICALS		34,419,266
CONSTRUCTION MATERIALS - 2.3%
Florida Rock Industries, Inc.	20,000	1,283,400
Texas Industries, Inc.	31,500	2,101,050
TOTAL CONSTRUCTION MATERIALS		3,384,450
CONTAINERS & PACKAGING - 5.2%
Owens-Illinois, Inc. (a)	61,000	1,518,290
Packaging Corp. of America	113,100	2,773,212
Pactiv Corp. (a)	57,300	1,295,553
Smurfit-Stone Container Corp. (a)	112,200	1,865,886
TOTAL CONTAINERS & PACKAGING		7,452,941
INDUSTRIAL CONGLOMERATES - 4.3%
3M Co.	73,900	6,203,166
MACHINERY - 0.9%
Bucyrus International, Inc. Class A	30,000	1,302,900
MARINE - 0.6%
Odfjell ASA (A Shares)	20,000	911,345
METALS & MINING - 31.2%
Alcan, Inc.	88,200	3,521,707
Alcoa, Inc.	173,598	5,575,968
Apex Silver Mines Ltd. (a)	40,000	755,200
Caemi Mineracao E Metalurgia SA (PN) (a)	1,000,000	1,019,502
Cameco Corp.	33,900	1,543,220
Cleveland-Cliffs, Inc. (d)	20,000	1,607,000

	Shares	Value (Note 1)
Companhia Vale do Rio Doce sponsored ADR	61,900	$ 2,166,500
CONSOL Energy, Inc.	20,000	916,800
Falconbridge Ltd.	39,400	1,153,140
First Quantum Minerals Ltd. (a)	32,800	604,438
Freeport-McMoRan Copper & Gold, Inc. Class B	29,000	1,212,780
Inmet Mining Corp. (a)	325,600	5,034,004
IPSCO, Inc.	41,200	2,194,528
Massey Energy Co.	20,000	871,600
Newmont Mining Corp.	90,000	4,051,800
Noranda, Inc. (d)	75,000	1,386,355
Novelis, Inc.	17,640	414,739
Nucor Corp.	32,000	1,994,880
Peru Copper, Inc.	730,000	787,142
Peru Copper, Inc. warrants 3/18/06 (a)	365,000	68,061
Phelps Dodge Corp.	24,100	2,565,445
Placer Dome, Inc.	100,000	1,718,756
Teck Cominco Ltd. Class B (sub. vtg.)	100,000	3,821,801
TOTAL METALS & MINING		44,985,366
PAPER & FOREST PRODUCTS - 9.8%
Bowater, Inc.	11,800	458,194
Canfor Corp. (a)	50,000	734,930
Georgia-Pacific Corp.	57,900	2,073,399
International Paper Co.	140,400	5,243,940
Pope & Talbot, Inc.	19,800	320,760
Tembec, Inc. (a)	250,000	1,349,872
Weyerhaeuser Co.	60,000	4,015,800
TOTAL PAPER & FOREST PRODUCTS		14,196,895
ROAD & RAIL - 12.6%
Burlington Northern Santa Fe Corp.	60,000	3,016,200
Canadian National Railway Co.	69,950	4,337,813
Canadian Pacific Railway Ltd.	50,000	1,778,345
CSX Corp.	58,100	2,400,111
Norfolk Southern Corp.	110,000	3,947,900
Union Pacific Corp.	42,400	2,690,280
TOTAL ROAD & RAIL		18,170,649
TRADING COMPANIES & DISTRIBUTORS - 1.1%
Finning International, Inc.	50,000	1,339,738
UAP Holding Corp.	10,900	169,822
TOTAL TRADING COMPANIES & DISTRIBUTORS		1,509,560
TOTAL COMMON STOCKS (Cost $112,993,036)		134,409,758
Money Market Funds - 8.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.51% (b)	9,510,645	$ 9,510,645
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	2,648,520	2,648,520
TOTAL MONEY MARKET FUNDS (Cost $12,159,165)		12,159,165
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $125,152,201)		146,568,923
NET OTHER ASSETS - (1.5)%		(2,127,087)
NET ASSETS - 100%		$ 144,441,836
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	70.3%
Canada	26.4%
Brazil	2.2%
Others (individually less than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $2,613,584) (cost $125,152,201) - See accompanying schedule		$ 146,568,923
Receivable for fund shares sold		4,703,028
Dividends receivable		156,712
Interest receivable		10,830
Prepaid expenses		431
Other affiliated receivables		200
Other receivables		17,835
Total assets		151,457,959

Liabilities
Payable for investments purchased	$ 3,741,120
Payable for fund shares redeemed	496,642
Accrued management fee	61,802
Other affiliated payables	40,540
Other payables and accrued expenses	27,499
Collateral on securities loaned, at value	2,648,520
Total liabilities		7,016,123

Net Assets		$ 144,441,836
Net Assets consist of:
Paid in capital		$ 120,947,079
Undistributed net investment income		126,961
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,951,018
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		21,416,778
Net Assets, for 3,541,841 shares outstanding		$ 144,441,836
Net Asset Value, offering price and redemption price per share ($144,441,836 ÷ 3,541,841 shares)		$ 40.78

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 1,548,485
Interest		73,804
Security lending		22,553
Total income		1,644,842

Expenses
Management fee	$ 654,503
Transfer agent fees	398,507
Accounting and security lending fees	57,411
Non-interested trustees' compensation	610
Custodian fees and expenses	18,740
Registration fees	35,191
Audit	34,981
Legal	253
Interest	687
Miscellaneous	7,220
Total expenses before reductions	1,208,103
Expense reductions	(39,896)	1,168,207
Net investment income (loss)		476,635
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,515,088
Foreign currency transactions	(24,458)
Total net realized gain (loss)		2,490,630
Change in net unrealized appreciation (depreciation) on: Investment securities	11,323,713
Assets and liabilities in foreign currencies	355
Total change in net unrealized appreciation (depreciation)		11,324,068
Net gain (loss)		13,814,698
Net increase (decrease) in net assets resulting from operations		$ 14,291,333

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 476,635	$ 280,893
Net realized gain (loss)	2,490,630	13,314,953
Change in net unrealized appreciation (depreciation)	11,324,068	9,559,919
Net increase (decrease) in net assets resulting from operations	14,291,333	23,155,765
Distributions to shareholders from net investment income	(397,474)	(240,088)
Distributions to shareholders from net realized gain	(2,652,984)	-
Total distributions	(3,050,458)	(240,088)
Share transactions Proceeds from sales of shares	146,550,908	238,570,426
Reinvestment of distributions	2,862,267	229,805
Cost of shares redeemed	(151,431,505)	(168,039,932)
Net increase (decrease) in net assets resulting from share transactions	(2,018,330)	70,760,299
Redemption fees	88,512	179,535
Total increase (decrease) in net assets	9,311,057	93,855,511

Net Assets
Beginning of period	135,130,779	41,275,268
End of period (including undistributed net investment income of $126,961 and undistributed net investment income of $94,751, respectively)	$ 144,441,836	$ 135,130,779
Other Information Shares
Sold	4,065,953	7,280,383
Issued in reinvestment of distributions	81,436	8,045
Redeemed	(4,360,623)	(5,265,275)
Net increase (decrease)	(213,234)	2,023,153

Financial Highlights

Years ended February 28,	2005	2004 F	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 35.99	$ 23.83	$ 25.89	$ 23.11	$ 19.64
Income from Investment Operations
Net investment income (loss) C	.15	.13 D	.04 D	.10	.16
Net realized and unrealized gain (loss)	5.47	12.07	(1.69)	2.81	3.33
Total from investment operations	5.62	12.20	(1.65)	2.91	3.49
Distributions from net investment income	(.12)	(.12)	(.46)	(.20)	(.11)
Distributions from net realized gain	(.74)	-	-	-	-
Total distributions	(.86)	(.12)	(.46)	(.20)	(.11)
Redemption fees added to paid in capital C	.03	.08	.05	.07	.09
Net asset value, end of period	$ 40.78	$ 35.99	$ 23.83	$ 25.89	$ 23.11
Total Return A, B	16.09%	51.73%	(6.16)%	12.98%	18.28%
Ratios to Average Net Assets E
Expenses before expense reductions	1.06%	1.31%	1.57%	1.57%	1.80%
Expenses net of voluntary waivers, if any	1.06%	1.31%	1.57%	1.57%	1.80%
Expenses net of all reductions	1.02%	1.17%	1.42%	1.49%	1.78%
Net investment income (loss)	.42%	.43%	.16%	.42%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 144,442	$ 135,131	$ 41,275	$ 27,461	$ 31,721
Portfolio turnover rate	89%	175%	226%	230%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.07 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Transportation	28.86%	15.57%	13.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Transportation Portfolio

Management's Discussion of Fund Performance

Comments from Jill Jortner, who became Portfolio Manager of Fidelity® Select Transportation Portfolio on January 3, 2005

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

Fidelity Select Transportation Portfolio's shares were up 28.86% during the one-year period ending February 28, 2005, outperforming the 20.56% return for the Goldman Sachs® Cyclical Industries Index and the S&P 500®. Favorable security selection in and an overweighting of railroad, trucking, air, freight/logistics and oil tanker companies made the biggest contributions to the fund's performance relative to its sector index. These transportation segments benefited from a positive supply and demand scenario over the period. Among the fund's top performers were railroad companies Burlington Northern Santa Fe and Norfolk Southern. Trucking company Landstar System also boosted the fund's performance in absolute terms and relative to the sector index. In addition, international seaborne crude oil transportation service providers OMI Corporation and General Maritime turned in strong performances. In terms of disappointments, owning a number of commercial airline stocks, including AirTran, AMR - the parent of American Airlines - and British Airways, held back the fund's relative results. Canadian regional jet and train maker Bombardier also underperformed.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Transportation Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Burlington Northern Santa Fe Corp.	5.3
Canadian National Railway Co.	5.2
Norfolk Southern Corp.	5.0
FedEx Corp.	4.9
PACCAR, Inc.	4.4
Union Pacific Corp.	4.3
Southwest Airlines Co.	4.2
CSX Corp.	3.9
United Parcel Service, Inc. Class B	3.5
Eaton Corp.	3.5
44.2
Top Industries as of February 28, 2005
% of fund's net assets
Road & Rail	36.1%
Air Freight & Logistics	21.2%
Machinery	13.7%
Airlines	10.5%
Oil & Gas	10.3%
All Others *	8.2%

* Includes short-term investments and net other assets.

Annual Report

Transportation Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.7%
Bombardier, Inc. Class B (sub. vtg.)	272,300	$ 585,022
AIR FREIGHT & LOGISTICS - 21.2%
C.H. Robinson Worldwide, Inc.	29,500	1,616,600
Dynamex, Inc. (a)	109,300	2,065,770
EGL, Inc. (a)	17,200	546,100
Expeditors International of Washington, Inc.	47,960	2,662,260
FedEx Corp.	41,400	4,048,092
Forward Air Corp.	21,500	952,020
Hub Group, Inc. Class A (a)	19,115	1,111,537
Pacer International, Inc. (a)	7,000	178,150
Ryder System, Inc.	20,800	883,168
United Parcel Service, Inc. Class B	37,000	2,867,130
UTI Worldwide, Inc.	6,200	459,792
TOTAL AIR FREIGHT & LOGISTICS		17,390,619
AIRLINES - 10.5%
AirTran Holdings, Inc. (a)	68,200	544,236
Alaska Air Group, Inc. (a)	13,400	380,024
AMR Corp. (a)(d)	93,200	791,268
Continental Airlines, Inc. Class B (a)(d)	37,800	404,838
Delta Air Lines, Inc. (a)	74,300	344,752
ExpressJet Holdings, Inc. Class A (a)	26,200	293,440
Frontier Airlines, Inc. (a)	22,600	190,970
JetBlue Airways Corp. (a)(d)	45,325	816,757
Mesa Air Group, Inc. (a)	20,400	152,184
Northwest Airlines Corp. (a)(d)	53,100	373,293
Pinnacle Airlines Corp. (a)	900	9,441
Republic Airways Holdings, Inc.	17,200	213,968
SkyWest, Inc.	28,900	493,323
Southwest Airlines Co.	249,287	3,452,625
WestJet Airlines Ltd. (a)	20,650	184,661
TOTAL AIRLINES		8,645,780
AUTO COMPONENTS - 1.0%
TRW Automotive Holdings Corp.	38,600	780,106
DIVERSIFIED FINANCIAL SERVICES - 0.6%
GATX Corp.	16,400	491,672
IT SERVICES - 1.5%
Sabre Holdings Corp. Class A	59,580	1,255,946
MACHINERY - 13.7%
Commercial Vehicle Group, Inc.	10,400	228,176
Cummins, Inc.	17,700	1,299,357
Eaton Corp.	40,700	2,838,825
Navistar International Corp. (a)	27,800	1,096,988
Oshkosh Truck Co.	11,700	873,405

	Shares	Value (Note 1)
PACCAR, Inc.	47,675	$ 3,588,021
Trinity Industries, Inc. (d)	30,000	864,000
Wabash National Corp. (a)	15,900	428,823
TOTAL MACHINERY		11,217,595
MARINE - 1.0%
Alexander & Baldwin, Inc.	12,600	572,040
DryShips, Inc.	600	13,410
Kirby Corp. (a)	4,600	203,550
Stolt-Nielsen SA (a)	200	7,858
TOTAL MARINE		796,858
OIL & GAS - 10.3%
Arlington Tankers Ltd.	300	7,380
Frontline Ltd. (e)	9,100	518,694
General Maritime Corp. (a)	17,700	911,373
OMI Corp.	69,800	1,460,914
Overseas Shipholding Group, Inc.	18,100	1,178,672
Ship Finance International Ltd.	3,888	86,236
Teekay Shipping Corp.	36,800	1,824,176
Top Tankers, Inc.	105,000	2,275,350
Tsakos Energy Navigation Ltd.	4,500	187,065
TOTAL OIL & GAS		8,449,860
ROAD & RAIL - 36.1%
Arkansas Best Corp.	6,900	298,218
Burlington Northern Santa Fe Corp.	85,900	4,318,190
Canadian National Railway Co.	68,650	4,257,196
Canadian Pacific Railway Ltd.	66,600	2,368,756
CNF, Inc.	14,300	655,941
CSX Corp.	78,000	3,222,180
Dollar Thrifty Automotive Group, Inc. (a)	11,200	345,296
Florida East Coast Industries, Inc. Class A	9,200	395,600
Heartland Express, Inc.	24,743	509,953
J.B. Hunt Transport Services, Inc.	34,500	1,628,055
Kansas City Southern (a)	31,850	624,897
Knight Transportation, Inc.	17,900	472,739
Landstar System, Inc. (a)	14,370	504,100
Norfolk Southern Corp.	114,800	4,120,172
Overnite Corp.	14,100	478,977
Swift Transportation Co., Inc. (a)	32,841	778,989
Union Pacific Corp.	55,900	3,546,855
USF Corp.	10,500	501,900
Werner Enterprises, Inc.	25,907	554,410
TOTAL ROAD & RAIL		29,582,424
SOFTWARE - 2.1%
NAVTEQ Corp.	39,300	1,717,410
TOTAL COMMON STOCKS (Cost $63,165,689)		80,913,292
Money Market Funds - 4.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.51% (b)	194,509	$ 194,509
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	3,207,425	3,207,425
TOTAL MONEY MARKET FUNDS (Cost $3,401,934)		3,401,934
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $66,567,623)		84,315,226
NET OTHER ASSETS - (2.9)%		(2,356,941)
NET ASSETS - 100%		$ 81,958,285
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $518,694 or 0.6% of net assets.

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.6%
Canada	9.0%
Marshall Islands	7.9%
Others (individually less than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $3,079,680) (cost $66,567,623) - See accompanying schedule		$ 84,315,226
Receivable for investments sold		636,320
Receivable for fund shares sold		871,787
Dividends receivable		65,363
Interest receivable		1,910
Prepaid expenses		309
Other affiliated receivables		41
Other receivables		11,898
Total assets		85,902,854

Liabilities
Payable for investments purchased	$ 7,923
Payable for fund shares redeemed	628,708
Accrued management fee	39,598
Other affiliated payables	30,079
Other payables and accrued expenses	30,836
Collateral on securities loaned, at value	3,207,425
Total liabilities		3,944,569

Net Assets		$ 81,958,285
Net Assets consist of:
Paid in capital		$ 63,691,950
Accumulated net investment loss		(22)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		518,769
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,747,588
Net Assets, for 1,947,529 shares outstanding		$ 81,958,285
Net Asset Value, offering price and redemption price per share ($81,958,285 ÷ 1,947,529 shares)		$ 42.08

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 883,696
Special Dividends		166,550
Interest		33,786
Security lending		24,856
Total income		1,108,888

Expenses
Management fee	$ 381,107
Transfer agent fees	252,218
Accounting and security lending fees	38,582
Non-interested trustees' compensation	334
Custodian fees and expenses	21,772
Registration fees	40,920
Audit	34,749
Legal	134
Interest	1,549
Miscellaneous	3,767
Total expenses before reductions	775,132
Expense reductions	(18,667)	756,465
Net investment income (loss)		352,423
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,185,274
Foreign currency transactions	(8,771)
Total net realized gain (loss)		2,176,503
Change in net unrealized appreciation (depreciation) on: Investment securities	11,247,788
Assets and liabilities in foreign currencies	(327)
Total change in net unrealized appreciation (depreciation)		11,247,461
Net gain (loss)		13,423,964
Net increase (decrease) in net assets resulting from operations		$ 13,776,387

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 352,423	$ (137,478)
Net realized gain (loss)	2,176,503	5,293,785
Change in net unrealized appreciation (depreciation)	11,247,461	5,591,099
Net increase (decrease) in net assets resulting from operations	13,776,387	10,747,406
Distributions to shareholders from net investment income	(342,863)	-
Distributions to shareholders from net realized gain	(412,552)	-
Total distributions	(755,415)	-
Share transactions Proceeds from sales of shares	162,382,077	44,087,588
Reinvestment of distributions	709,864	-
Cost of shares redeemed	(131,804,654)	(39,108,260)
Net increase (decrease) in net assets resulting from share transactions	31,287,287	4,979,328
Redemption fees	66,613	36,421
Total increase (decrease) in net assets	44,374,872	15,763,155

Net Assets
Beginning of period	37,583,413	21,820,258
End of period (including accumulated net investment loss of $22 and $0, respectively)	$ 81,958,285	$ 37,583,413
Other Information Shares
Sold	4,251,511	1,504,874
Issued in reinvestment of distributions	16,729	-
Redeemed	(3,465,029)	(1,317,429)
Net increase (decrease)	803,211	187,445

Financial Highlights

Years ended February 28,	2005	2004 F	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 32.84	$ 22.80	$ 30.95	$ 29.20	$ 20.96
Income from Investment Operations
Net investment income (loss) C	.20 D	(.12)	(.18)	(.06)	(.06)
Net realized and unrealized gain (loss)	9.24	10.13	(8.02)	1.99	8.50
Total from investment operations	9.44	10.01	(8.20)	1.93	8.44
Distributions from net investment income	(.11)	-	-	-	-
Distributions from net realized gain	(.13)	-	-	(.23)	(.31)
Total distributions	(.24)	-	-	(.23)	(.31)
Redemption fees added to paid in capital C	.04	.03	.05	.05	.11
Net asset value, end of period	$ 42.08	$ 32.84	$ 22.80	$ 30.95	$ 29.20
Total Return A, B	28.86%	44.04%	(26.33)%	6.85%	41.09%
Ratios to Average Net Assets E
Expenses before expense reductions	1.17%	1.57%	1.77%	1.44%	1.87%
Expenses net of voluntary waivers, if any	1.17%	1.57%	1.77%	1.44%	1.87%
Expenses net of all reductions	1.14%	1.53%	1.75%	1.40%	1.84%
Net investment income (loss)	.53% D	(.40)%	(.67)%	(.21)%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,958	$ 37,583	$ 21,820	$ 71,526	$ 57,572
Portfolio turnover rate	148%	86%	47%	155%	137%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net Investment Income to average net assets would have been .28%. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2005

1. Significant Accounting Policies.

Air Transportation Portfolio, Automotive Portfolio, Chemicals Portfolio, Construction and Housing Portfolio, Cyclical Industries Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrial Materials Portfolio, and Transportation Portfolio (the funds) are funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund's investments are valued as of these times for the purpose of computing the fund's hourly NAV. Fidelity may suspend the calculation of one or more hourly NAVs for any period in which prices for a portion of the stocks or securities held by the funds are not readily available.

Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Air Transportation Portfolio	$ 32,229,272	$ 8,537,928	$ (2,146,075)	$ 6,391,853
Automotive Portfolio	16,536,072	1,237,242	(532,268)	704,974
Chemicals Portfolio	204,198,405	43,308,072	(1,640,871)	41,667,201
Construction and Housing Portfolio	214,501,098	44,519,500	(1,779,544)	42,739,956
Cyclical Industries Portfolio	56,008,045	11,515,925	(706,590)	10,809,335
Defense and Aerospace Portfolio	464,186,025	131,879,612	(6,801,543)	125,078,069
Environmental Portfolio	12,466,493	955,764	(1,347,090)	(391,326)
Industrial Equipment Portfolio	41,635,442	10,758,835	(1,460,997)	9,297,838
Industrial Materials Portfolio	125,311,748	23,613,029	(2,355,854)	21,257,175
Transportation Portfolio	66,648,418	19,403,261	(1,736,453)	17,666,808
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Air Transportation Portfolio	$ 10,519	$ 32,913	$ -
Automotive Portfolio	-	-	(4,780,449)
Chemicals Portfolio	1,453,692	662,883	-
Construction and Housing Portfolio	527,224	1,308,892	-
Cyclical Industries Portfolio	817,338	534,691	-
Defense and Aerospace Portfolio	-	1,361,340	-
Environmental Portfolio	-	-	(1,481,500)
Industrial Equipment Portfolio	-	984,875	-
Industrial Materials Portfolio	107,246	1,782,298	-
Transportation Portfolio	-	617,340	-

The tax character of distributions paid was as follows:

February 28, 2005
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ 75,768	$ 413,778	$ 489,546
Chemicals Portfolio	438,130	1,035,799	1,473,929
Construction and Housing Portfolio	-	3,155,787	3,155,787
Cyclical Industries Portfolio	1,323,616	1,463,703	2,787,319
Defense and Aerospace Portfolio	3,314,240	202,684	3,516,924
Industrial Equipment Portfolio	-	1,909,931	1,909,931
Industrial Materials Portfolio	402,218	2,648,240	3,050,458
Transportation Portfolio	339,816	415,599	755,415
February 29, 2004
	Ordinary Income	Long-term Capital Gains	Total
Chemicals Portfolio	$ 419,485	$ -	$ 419,485
Cyclical Industries Portfolio	148,427	508,889	657,316
Industrial Materials Portfolio	240,088	-	240,088

Annual Report

1. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases	Sales
Air Transportation Portfolio	$ 25,474,095	$ 27,738,717
Automotive Portfolio	35,046,269	39,992,173
Chemicals Portfolio	209,185,951	75,709,279
Construction and Housing Portfolio	235,926,217	140,338,495
Cyclical Industries Portfolio	81,720,022	64,022,704
Defense and Aerospace Portfolio	309,197,531	149,473,909
Environmental Portfolio	25,464,114	26,288,412
Industrial Equipment Portfolio	23,984,306	49,355,031
Industrial Materials Portfolio	100,952,425	109,886,741
Transportation Portfolio	126,724,840	96,411,715

Cyclical Industries Portfolio realized a loss on the sale of an investment not meeting the investment restrictions of the fund. The loss was fully reimbursed by the Fund's investment advisor.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.27%	.57%
Automotive Portfolio	.30%	.27%	.58%
Chemicals Portfolio	.30%	.27%	.58%
Construction and Housing Portfolio	.30%	.27%	.58%
Cyclical Industries Portfolio	.30%	.27%	.58%
Defense and Aerospace Portfolio	.30%	.27%	.58%
Environmental Portfolio	.30%	.27%	.57%
Industrial Equipment Portfolio	.30%	.27%	.57%
Industrial Materials Portfolio	.30%	.27%	.57%
Transportation Portfolio	.30%	.27%	.58%

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). For the period, sales charge amounts retained by FDC were as follows:

Deferred sales charges withheld by FDC
Air Transportation Portfolio	$ 272
Automotive Portfolio	24
Chemicals Portfolio	1,326
Construction and Housing Portfolio	321
Cyclical Industries Portfolio	172
Defense and Aerospace Portfolio	678
Environmental Portfolio	1,100
Industrial Equipment Portfolio	88
Industrial Materials Portfolio	303
Transportation Portfolio	216

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.39%
Automotive Portfolio	.45%
Chemicals Portfolio	.34%
Construction and Housing Portfolio	.37%
Cyclical Industries Portfolio	.34%
Defense and Aerospace Portfolio	.36%
Environmental Portfolio	.57%
Industrial Equipment Portfolio	.29%
Industrial Materials Portfolio	.35%
Transportation Portfolio	.38%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Air Transportation Portfolio	$ 13,425
Automotive Portfolio	6,914
Chemicals Portfolio	110,591
Construction and Housing Portfolio	128,513
Cyclical Industries Portfolio	33,028
Defense and Aerospace Portfolio	292,935
Environmental Portfolio	5,372
Industrial Equipment Portfolio	17,474
Industrial Materials Portfolio	73,791
Transportation Portfolio	33,731

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Air Transportation Portfolio	$ 585
Automotive Portfolio	533
Chemicals Portfolio	1,043
Construction and Housing Portfolio	3,705
Cyclical Industries Portfolio	533
Defense and Aerospace Portfolio	4,388
Environmental Portfolio	225
Industrial Equipment Portfolio	1,995
Industrial Materials Portfolio	3,833
Transportation Portfolio	2,820

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$ 9,881
Automotive Portfolio	8,321
Chemicals Portfolio	7,739
Construction and Housing Portfolio	10,947
Cyclical Industries Portfolio	5,652
Defense and Aerospace Portfolio	7,672
Environmental Portfolio	3,241
Industrial Equipment Portfolio	2,953
Industrial Materials Portfolio	6,085
Transportation Portfolio	32,441

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Industrial Materials Portfolio	Borrower	$ 1,695,923	1.12%	-	$ 687
Transportation Portfolio	Borrower	23,366,000	2.39%	-	1,549

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Effective February 1, 2005, FMR voluntarily agreed to reimburse certain funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Automotive Portfolio	1.25% * - 2.50%	$ 10,573
Environmental Portfolio	1.25% * - 2.50%	$ 3,958

* Expense limitation in effect at period end.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction
Air Transportation Portfolio	$ 8,187	$ -	$ -
Automotive Portfolio	5,337	-	-
Chemicals Portfolio	41,035	-	-
Construction and Housing Portfolio	14,961	-	103
Cyclical Industries Portfolio	17,202	-	-
Defense and Aerospace Portfolio	74,277	-	677
Environmental Portfolio	11,234	212	-
Industrial Equipment Portfolio	5,224	-	-
Industrial Materials Portfolio	39,896	-	-
Transportation Portfolio	18,667	-	-

8. Other.

The funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

At the end of the period, certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares of the following funds:

	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Cyclical Industries Portfolio	1	24
Industrial Equipment Portfolio	1	33

9. Litigation.

In October 2002, a lawsuit was commenced against Construction and Housing Portfolio and numerous other defendants as a defendants' class action suit by the Chapter 11 estate of Owens Corning. The Owens Corning estate alleges that 16 dividend payments made by Owens Corning between 1996 and the filing of Owens Corning's petition for Chapter 11 relief in October 2000 were fraudulent conveyances and, thus, the Owens Corning estate seeks to recover those dividends. During this period Construction and Housing Portfolio received dividends in the amount of $42,780. The lawsuit has been stayed by order of the Bankruptcy Court for the District of Delaware until August 31, 2005. The fund intends to defend the proceedings vigorously.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Automotive Portfolio, Chemicals Portfolio, Construction and Housing Portfolio, Cyclical Industries Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrial Materials Portfolio, and Transportation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Air Transportation Portfolio, Automotive Portfolio, Chemicals Portfolio, Construction and Housing Portfolio, Cyclical Industries Portfolio, Defense and Aerospace Portfolio, Environmental Portfolio, Industrial Equipment Portfolio, Industrial Materials Portfolio, and Transportation Portfolio (funds of Fidelity Select Portfolios) at February 28, 2005, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Air Transportation (2001-present), Automotive (2001-present), Chemicals (2001-present), Construction and Housing (2001-present), Cyclical Industries (2001-present), Defense and Aerospace (2001-present), Environmental (2001-present), Industrial Equipment (2001-present), Industrial Materials (2001-present), and Transportation (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002-present) and Chief Financial Officer (2002-present) of FMR Corp. Previously, Ms. Cronin served as Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Com-pany, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (43)

Year of Election or Appointment: 2005

Deputy Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Mehrmann also serves as Deputy Treas-urer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986, 1989, or 1997

Assistant Treasurer of Air Transportation (1986), Automotive (1986), Chemicals (1986), Construction and Housing (1986), Cyclical Industries (1997), Defense and Aerospace (1986), Environmental (1989), Industrial Equipment (1986), Industrial Materials (1986), and Transportation (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Lydecker also serves as Assistant Treas-urer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aerospace, Environmental, Industrial Equipment, Industrial Materials, and Transportation. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation	04/18/05	04/15/05	$.01	$.03
Chemicals	04/18/05	04/15/05	$.10	$.51
Construction and Housing	04/18/05	04/15/05	$.01	$.38
Cyclical Industries	04/18/05	04/15/05	$.02	$.35
Defense and Aerospace	04/18/05	04/15/05	$-	$.15
Industrial Equipment	04/18/05	04/15/05	$-	$.58
Industrial Materials	04/18/05	04/15/05	$.03	$.46
Transportation	04/18/05	04/15/05	$-	$.30

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year indicated or for dividends for the taxable year ended 2005, if subsequently determined to be different, the net capital gain of such year; and for dividends for the taxable year ended 2004, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

	February 28, 2005	February 29, 2004
Air Transportation	$ 36,080	$ 410,611
Chemicals	$ 1,698,681	$ -
Construction and Housing	$ 4,464,679	$ -
Cyclical Industries	$ 1,952,618	$ 45,776
Defense and Aerospace	$ 1,679,224	$ -
Industrial Equipment	$ 2,112,906	$ 991,770
Industrial Materials	$ 2,110,592	$ 2,648,240
Transportation	$ 1,032,939	$ -

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Air Transportation	100%
Chemicals	100%
Cyclical Industries	19%	04/08/04
	47%	12/10/04
Defense and Aerospace	100%
Industrial Materials	100%
Transportation	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Air Transportation	100%
Chemicals	100%
Cyclical Industries	55%	04/08/04
	46%	12/10/04
Defense and Aerospace	100%
Industrial Materials	100%
Transportation	100%

The funds will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on March 24, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	9,314,364,721.61	70.523
Against	2,486,143,584.96	18.823
Abstain	489,189,430.66	3.704
Broker Non-Votes	917,940,491.14	6.950
TOTAL	13,207,638,228.37	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	12,369,521,674.13	93.654
Withheld	838,116,554.24	6.346
TOTAL	13,207,638,228.37	100.000
Ralph F. Cox
Affirmative	12,353,429,984.36	93.532
Withheld	854,208,244.01	6.468
TOTAL	13,207,638,228.37	100.000
Laura B. Cronin
Affirmative	12,360,172,516.31	93.584
Withheld	847,465,712.06	6.416
TOTAL	13,207,638,228.37	100.000
Robert M. Gates
Affirmative	12,356,402,798.10	93.555
Withheld	851,235,430.27	6.445
TOTAL	13,207,638,228.37	100.000
George H. Heilmeier
Affirmative	12,365,687,775.19	93.625
Withheld	841,950,453.18	6.375
TOTAL	13,207,638,228.37	100.000
Abigail P. Johnson
Affirmative	12,335,958,829.63	93.400
Withheld	871,679,398.74	6.600
TOTAL	13,207,638,228.37	100.000
Edward C. Johnson 3d
Affirmative	12,337,734,780.99	93.414
Withheld	869,903,447.38	6.586
TOTAL	13,207,638,228.37	100.000
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	12,360,750,886.49	93.588
Withheld	846,887,341.88	6.412
TOTAL	13,207,638,228.37	100.000
Marie L. Knowles
Affirmative	12,367,215,661.94	93.637
Withheld	840,422,566.43	6.363
TOTAL	13,207,638,228.37	100.000
Ned C. Lautenbach
Affirmative	12,369,405,974.85	93.653
Withheld	838,232,253.52	6.347
TOTAL	13,207,638,228.37	100.000
Marvin L. Mann
Affirmative	12,358,339,601.76	93.570
Withheld	849,298,626.61	6.430
TOTAL	13,207,638,228.37	100.000
William O. McCoy
Affirmative	12,358,409,929.20	93.570
Withheld	849,228,299.17	6.430
TOTAL	13,207,638,228.37	100.000
Robert L. Reynolds
Affirmative	12,369,327,462.49	93.653
Withheld	838,310,765.88	6.347
TOTAL	13,207,638,228.37	100.000
William S. Stavropoulos
Affirmative	12,365,850,786.06	93.627
Withheld	841,787,442.31	6.373
TOTAL	13,207,638,228.37	100.000
PROPOSAL 3
To amend the fundamental investment limitation concerning lending for each fund.
Air Transportation	# of Votes	% of Votes
Affirmative	19,708,013.12	77.627
Against	2,900,970.34	11.426
Abstain	1,288,675.40	5.076
Broker Non-Votes	1,490,578.96	5.871
TOTAL	25,388,237.82	100.000
Automotive
Affirmative	15,686,920.42	76.976
Against	2,472,016.56	12.130
Abstain	1,368,912.95	6.718
Broker Non-Votes	851,112.36	4.176
TOTAL	20,378,962.29	100.000
Chemicals
Affirmative	21,017,424.99	72.932
Against	5,059,271.78	17.556
Abstain	2,473,779.36	8.584
Broker Non-Votes	267,440.44	.928
TOTAL	28,817,916.57	100.000
Construction and Housing
Affirmative	50,709,620.36	77.908
Against	7,420,073.85	11.400
Abstain	5,203,809.16	7.995
Broker Non-Votes	1,755,771.70	2.697
TOTAL	65,089,275.07	100.000
Cyclical Industries
Affirmative	31,399,163.09	87.042
Against	2,346,055.36	6.503
Abstain	1,937,132.45	5.371
Broker Non-Votes	390,934.50	1.084
TOTAL	36,073,285.40	100.000
Defense and Aerospace
Affirmative	158,422,752.61	72.254
Against	26,168,885.75	11.935
Abstain	12,622,989.01	5.758
Broker Non-Votes	22,041,106.56	10.053
TOTAL	219,255,733.93	100.000
Environmental
Affirmative	6,086,908.09	75.484
Against	928,011.39	11.509
Abstain	556,358.55	6.899
Broker Non-Votes	492,540.84	6.108
TOTAL	8,063,818.87	100.000
Industrial Equipment
Affirmative	48,711,461.34	82.316
Against	3,789,033.62	6.403
Abstain	1,969,719.22	3.328
Broker Non-Votes	4,706,466.15	7.953
TOTAL	59,176,680.33	100.000
	# of Votes	% of Votes
Industrial Materials
Affirmative	69,257,710.70	77.073
Against	10,150,217.14	11.295
Abstain	4,668,249.54	5.196
Broker Non-Votes	5,783,823.24	6.436
TOTAL	89,860,000.62	100.000
Transportation
Affirmative	21,315,523.93	78.221
Against	3,396,984.98	12.466
Abstain	1,482,863.36	5.442
Broker Non-Votes	1,054,743.20	3.871
TOTAL	27,250,115.47	100.000

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Annual Report

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Annual Report

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Fidelity®

Select Portfolios®

Financial Services Sector

Banking

Brokerage and Investment Management

Financial Services

Home Finance

Insurance

Annual Report

February 28, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>
Fund Updates*
Financial Services Sector
Banking	<Click Here>
Brokerage and Investment Management	<Click Here>
Financial Services	<Click Here>
Home Finance	<Click Here>
Insurance	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Summary, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions or certain exchanges of shares purchased prior to October 12, 1990, redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2004 to February 28, 2005).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2004	Ending Account Value February 28, 2005	Expenses Paid During Period* September 1, 2004 to February 28, 2005
Banking Portfolio
Actual	$ 1,000.00	$ 1,036.90	$ 4.75
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71
Brokerage and Investment Management Portfolio
Actual	$ 1,000.00	$ 1,167.70	$ 5.21
HypotheticalA	$ 1,000.00	$ 1,019.98	$ 4.86
Financial Services Portfolio
Actual	$ 1,000.00	$ 1,069.00	$ 4.92
HypotheticalA	$ 1,000.00	$ 1,020.03	$ 4.81
Home Finance Portfolio
Actual	$ 1,000.00	$ 1,002.60	$ 4.77
HypotheticalA	$ 1,000.00	$ 1,020.03	$ 4.81
Insurance Portfolio
Actual	$ 1,000.00	$ 1,107.10	$ 5.33
HypotheticalA	$ 1,000.00	$ 1,019.74	$ 5.11

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Banking Portfolio	.94%
Brokerage and Investment Management Portfolio	.97%
Financial Services Portfolio	.96%
Home Finance Portfolio	.96%
Insurance Portfolio	1.02%

Annual Report

Banking Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Banking	2.68%	13.07%	15.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Select Banking Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Banking Portfolio

Management's Discussion of Fund Performance

Comments from Heather Lawrence, Portfolio Manager of Fidelity® Select Banking Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund was up 2.68%, trailing both the 4.70% return for the Goldman Sachs® Financial Services Index and the S&P 500® index. The fund underperformed its sector benchmark partly because it was overweighted in large-capitalization bank stocks, which generally didn't appreciate as much as mid- and small-cap stocks that made up a larger percentage of the bank holdings in the Goldman Sachs index. In addition, the fund wasn't exposed to many of the strong-performing financial services industries included in the broader index, such as real estate, investment management and life insurance. One of the fund's biggest detractors relative to its sector benchmark was not being invested in a few Canadian banks that performed quite well, such as Bank of Nova Scotia and Royal Bank of Canada. Among the holdings that were large positions in the fund but fared poorly were Northern Trust, Bank of New York, Fifth Third Bancorp and New York Community Bancorp, as they suffered from balance sheet issues, expense control problems or net interest margin compression. On the positive side of the ledger, two of the fund's largest positions - Wachovia and Bank of America - both appreciated nicely due to strong balance sheet growth and expense control. Other top contributors included SouthTrust and National Commerce Financial, two banks that were acquired during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Banking Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Wachovia Corp.	13.4
Bank of America Corp.	5.5
Wells Fargo & Co.	5.1
SunTrust Banks, Inc.	4.1
Citigroup, Inc.	4.1
Comerica, Inc.	4.0
North Fork Bancorp, Inc., New York	3.8
Bank of New York Co., Inc.	3.6
J.P. Morgan Chase & Co.	3.5
UnionBanCal Corp.	3.2
50.3
Top Industries as of February 28, 2005
% of fund's net assets
Commercial Banks	68.7%
Capital Markets	12.0%
Diversified Financial Services	8.6%
Thrifts & Mortgage Finance	1.8%
All Others *	8.9%

* Includes short-term investments and net other assets.

Annual Report

Banking Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value (Note 1)
CAPITAL MARKETS - 12.0%
Bank of New York Co., Inc.	568,196	$ 17,187,929
Charles Schwab Corp.	223,400	2,345,700
Goldman Sachs Group, Inc.	22,000	2,393,600
Investors Financial Services Corp.	53,300	2,671,396
Lehman Brothers Holdings, Inc.	60,400	5,507,272
Mellon Financial Corp.	413,200	11,850,576
Merrill Lynch & Co., Inc.	82,400	4,826,992
Northern Trust Corp.	238,200	10,063,950
TOTAL CAPITAL MARKETS		56,847,415
COMMERCIAL BANKS - 68.7%
AmSouth Bancorp.	37,200	929,256
Associated Banc-Corp.	67,620	2,167,897
Bank of America Corp.	556,504	25,960,912
Banknorth Group, Inc.	168,000	6,063,120
BB&T Corp.	15,642	612,384
BOK Financial Corp.	109,200	4,430,244
City National Corp.	23,900	1,635,955
Comerica, Inc.	334,700	19,104,676
Commerce Bancorp, Inc., New Jersey	15,011	919,874
Commerce Bancshares, Inc.	33,103	1,562,793
Community Bank of Nevada	1,100	29,788
Compass Bancshares, Inc.	72,400	3,287,684
East West Bancorp, Inc.	130,000	4,674,800
Fifth Third Bancorp	322,080	14,419,522
First Bancorp, Puerto Rico	40,400	1,901,224
First Commonwealth Financial Corp.	60,000	851,400
FirstMerit Corp.	900	23,427
Fulton Financial Corp.	50,232	1,076,974
Greater Bay Bancorp	46,000	1,165,180
Hanmi Financial Corp.	140,578	2,486,825
Huntington Bancshares, Inc.	129,070	2,906,656
KeyCorp	379,300	12,516,900
M&T Bank Corp.	116,300	11,514,863
Marshall & Ilsley Corp.	38,200	1,546,718
Mercantile Bankshares Corp.	75,100	3,650,611
National City Corp.	124,789	4,463,703
North Fork Bancorp, Inc., New York	631,478	18,192,881
Pacific Capital Bancorp	3	84
PNC Financial Services Group, Inc.	59,600	3,137,344
Popular, Inc.	298,400	7,904,616
PrivateBancorp, Inc.	89,800	2,918,500
Regions Financial Corp. New	72,100	2,325,946
Santander Bancorp	58,410	1,835,242
Silicon Valley Bancshares (a)	101,600	4,452,112
Southwest Bancorp of Texas, Inc.	36,800	701,040
SunTrust Banks, Inc.	270,148	19,569,521
Synovus Financial Corp.	317,800	8,631,448
Texas Regional Bancshares, Inc. Class A	143,250	4,270,283
U.S. Bancorp, Delaware	269,500	8,017,625
UnionBanCal Corp.	241,934	14,975,715
Valley National Bancorp	75,890	1,972,381

	Shares	Value (Note 1)
Wachovia Corp.	1,200,192	$ 63,622,178
Wells Fargo & Co.	411,200	24,417,056
Westamerica Bancorp.	43,500	2,265,915
Wintrust Financial Corp.	43,500	2,334,210
Zions Bancorp	79,000	5,221,900
TOTAL COMMERCIAL BANKS		326,669,383
DIVERSIFIED FINANCIAL SERVICES - 8.6%
Citigroup, Inc.	409,400	19,536,568
EuroBancshares, Inc.	241,300	4,606,417
J.P. Morgan Chase & Co.	461,426	16,865,120
TOTAL DIVERSIFIED FINANCIAL SERVICES		41,008,105
THRIFTS & MORTGAGE FINANCE - 1.8%
Commercial Capital Bancorp, Inc.	19,200	414,720
Doral Financial Corp.	24,900	987,534
Golden West Financial Corp., Delaware	41,800	2,587,002
IndyMac Bancorp, Inc.	100	3,599
W Holding Co., Inc.	412,004	4,750,406
TOTAL THRIFTS & MORTGAGE FINANCE		8,743,261
TOTAL COMMON STOCKS (Cost $299,759,746)		433,268,164
Money Market Funds - 8.9%

Fidelity Cash Central Fund, 2.51% (b) (Cost $42,283,709)	42,283,709	42,283,709
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $342,043,455)		475,551,873
NET OTHER ASSETS - 0.0%		(42,722)
NET ASSETS - 100%		$ 475,509,151
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (cost $342,043,455) - See accompanying schedule		$ 475,551,873
Receivable for fund shares sold		736,865
Dividends receivable		1,090,808
Interest receivable		73,439
Prepaid expenses		1,853
Other affiliated receivables		38
Other receivables		22,708
Total assets		477,477,584

Liabilities
Payable for fund shares redeemed	$ 1,564,034
Accrued management fee	232,926
Transfer agent fee payable	123,126
Other affiliated payables	21,630
Other payables and accrued expenses	26,717
Total liabilities		1,968,433

Net Assets		$ 475,509,151
Net Assets consist of:
Paid in capital		$ 329,104,604
Undistributed net investment income		2,080,311
Accumulated undistributed net realized gain (loss) on investments		10,815,818
Net unrealized appreciation (depreciation) on investments		133,508,418
Net Assets, for 12,519,646 shares outstanding		$ 475,509,151
Net Asset Value, offering price and redemption price per share ($475,509,151 ÷ 12,519,646 shares)		$ 37.98

Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 11,935,058
Interest		620,752
Security lending		39,380
Total income		12,595,190

Expenses
Management fee	$ 2,736,011
Transfer agent fees	1,453,676
Accounting and security lending fees	239,548
Non-interested trustees' compensation	2,693
Custodian fees and expenses	12,602
Registration fees	32,238
Audit	37,452
Legal	1,139
Miscellaneous	25,558
Total expenses before reductions	4,540,917
Expense reductions	(66,466)	4,474,451
Net investment income (loss)		8,120,739
Realized and Unrealized Gain (Loss) Net realized gain (loss) on: Investment securities	51,528,699
Investment not meeting investment restrictions	11,961
Total net realized gain (loss)		51,540,660
Change in net unrealized appreciation (depreciation) on investment securities		(46,850,658)
Net gain (loss)		4,690,002
Net increase (decrease) in net assets resulting from operations		$ 12,810,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,120,739	$ 6,074,216
Net realized gain (loss)	51,540,660	14,665,358
Change in net unrealized appreciation (depreciation)	(46,850,658)	120,008,339
Net increase (decrease) in net assets resulting from operations	12,810,741	140,747,913
Distributions to shareholders from net investment income	(6,747,905)	(5,352,517)
Distributions to shareholders from net realized gain	(40,954,844)	(5,029,258)
Total distributions	(47,702,749)	(10,381,775)
Share transactions Proceeds from sales of shares	114,891,007	112,909,846
Reinvestment of distributions	45,458,056	9,782,551
Cost of shares redeemed	(139,370,221)	(146,856,256)
Net increase (decrease) in net assets resulting from share transactions	20,978,842	(24,163,859)
Redemption fees	46,774	35,597
Total increase (decrease) in net assets	(13,866,392)	106,237,876

Net Assets
Beginning of period	489,375,543	383,137,667
End of period (including undistributed net investment income of $2,080,311 and undistributed net investment income of $1,479,567, respectively)	$ 475,509,151	$ 489,375,543
Other Information Shares
Sold	2,896,208	3,064,608
Issued in reinvestment of distributions	1,157,708	262,490
Redeemed	(3,528,468)	(4,164,077)
Net increase (decrease)	525,448	(836,979)

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 40.80	$ 29.86	$ 33.26	$ 33.40	$ 26.47
Income from Investment Operations
Net investment income (loss) C	.67	.52	.50	.51	.56
Net realized and unrealized gain (loss)	.54	11.36	(3.57)	(.17)	9.36
Total from investment operations	1.21	11.88	(3.07)	.34	9.92
Distributions from net investment income	(.57)	(.48)	(.34)	(.47)	(.60)
Distributions from net realized gain	(3.46)	(.46)	-	(.02)	(2.10)
Distributions in excess of net realized gain	-	-	-	-	(.37)
Total distributions	(4.03)	(.94)	(.34)	(.49)	(3.07)
Redemption fees added to paid in capital C	- F	- F	.01	.01	.08
Net asset value, end of period	$ 37.98	$ 40.80	$ 29.86	$ 33.26	$ 33.40
Total Return A, B	2.68%	40.08%	(9.24)%	1.07%	40.08%
Ratios to Average Net Assets D
Expenses before expense reductions	.95%	1.08%	1.11%	1.11%	1.20%
Expenses net of voluntary waivers, if any	.95%	1.08%	1.11%	1.11%	1.20%
Expenses net of all reductions	.94%	1.07%	1.10%	1.09%	1.18%
Net investment income (loss)	1.70%	1.46%	1.54%	1.55%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 475,509	$ 489,376	$ 383,138	$ 473,589	$ 513,838
Portfolio turnover rate	51%	28%	33%	41%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E For the year ended February 29.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management	1.96%	8.41%	18.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Comments from Brian Kennedy, Portfolio Manager of Fidelity® Select Brokerage and Investment Management Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

The fund was up 1.96% during the 12 months ending February 28, 2005, trailing both the 4.70% return for the Goldman Sachs® Financial Services Index and the S&P 500® index. The fund underperformed its sector benchmark primarily because it was overweighted in brokerage and investment banking stocks, a group that generally underperformed other financials, such as those in the regional bank, life insurance and real estate groups that made up a larger portion of the index. Among the fund's biggest detractors relative to its sector benchmark were overweighted positions in investment banking firms Merrill Lynch and Morgan Stanley, as the stocks of both companies fell due to a slowdown in business conditions. Holdings in online brokerage companies Ameritrade Holding, Charles Schwab and E*TRADE Financial also declined. On the positive side of the ledger, investment management companies performed quite well, and this group also was a significant component of the fund. Several holdings in this industry, including Franklin Resources, Eaton Vance, T. Rowe Price and Legg Mason, appreciated nicely as flows into their investment products were strong.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Brokerage and Investment Management Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Lehman Brothers Holdings, Inc.	6.9
Goldman Sachs Group, Inc.	5.5
Morgan Stanley	5.3
Merrill Lynch & Co., Inc.	5.3
American Express Co.	5.2
E*TRADE Financial Corp.	5.2
Franklin Resources, Inc.	5.2
American International Group, Inc.	5.0
J.P. Morgan Chase & Co.	3.8
Bear Stearns Companies, Inc.	3.3
50.7
Top Industries as of February 28, 2005
% of fund's net assets
Capital Markets	72.4%
Diversified Financial Services	10.3%
Consumer Finance	6.2%
Insurance	6.1%
Commercial Banks	2.8%
All Others *	2.2%

* Includes short-term investments and net other assets.

Annual Report

Brokerage and Investment Management Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (Note 1)
CAPITAL MARKETS - 72.4%
3i Group PLC	75,000	$ 1,001,200
Affiliated Managers Group, Inc. (a)(d)	204,000	13,211,040
Allied Capital Corp. (d)	90,000	2,413,800
American Capital Strategies Ltd.	191,000	6,627,700
Ameritrade Holding Corp. (a)	1,274,900	13,552,187
Bear Stearns Companies, Inc.	136,686	13,600,257
BlackRock, Inc. Class A	37,900	2,941,419
Calamos Asset Management, Inc. Class A	2,000	56,720
Charles Schwab Corp.	1,014,900	10,656,450
D. Carnegie & Co. AB	70,000	882,495
DAB Bank AG (a)	90,000	721,000
E*TRADE Financial Corp. (a)	1,627,200	21,592,944
Eaton Vance Corp. (non-vtg.)	251,400	6,777,744
Federated Investors, Inc. Class B (non-vtg.)	68,350	2,019,059
Franklin Resources, Inc.	307,600	21,590,444
Goldman Sachs Group, Inc. (d)	210,000	22,848,000
Greenhill & Co., Inc.	200	7,000
Icap PLC	30,200	169,793
Intermediate Capital Group PLC	40,000	865,736
Janus Capital Group, Inc.	212,300	2,978,569
Jefferies Group, Inc.	100,000	3,816,000
Knight Trading Group, Inc. (a)	450,000	4,707,000
Legg Mason, Inc. (d)	131,248	10,583,839
Lehman Brothers Holdings, Inc.	313,550	28,589,487
Macquarie Bank Ltd.	65,000	2,533,935
MCF Corp. (a)	110,000	167,200
Merrill Lynch & Co., Inc.	373,600	21,885,488
Morgan Stanley	392,330	22,154,875
National Financial Partners Corp.	65,000	2,567,500
Northern Trust Corp.	173,100	7,313,475
optionsXpress Holdings, Inc.	377,840	6,517,740
SEI Investments Co.	1,000	36,960
State Street Corp.	219,700	9,633,845
T. Rowe Price Group, Inc.	162,200	9,957,458
Technology Investment Capital Corp.	1,212	18,483
TradeStation Group, Inc. (a)	1,872,858	12,585,606
UBS AG (NY Shares)	150,500	13,055,875
TOTAL CAPITAL MARKETS		300,638,323
COMMERCIAL BANKS - 2.8%
Bangkok Bank Ltd. PCL (For. Reg.)	357,800	1,132,160
Boston Private Financial Holdings, Inc.	115,000	3,105,000
HSBC Holdings PLC sponsored ADR (d)	25,188	2,102,946
PrivateBancorp, Inc.	11,500	373,750

	Shares	Value (Note 1)
Royal Bank of Scotland Group PLC	129,500	$ 4,438,216
State Bank of India	19,940	358,687
TOTAL COMMERCIAL BANKS		11,510,759
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Asset Acceptance Capital Corp.	5,900	119,829
Dun & Bradstreet Corp. (a)	1,000	61,460
Equifax, Inc.	1,000	30,390
TOTAL COMMERCIAL SERVICES & SUPPLIES		211,679
CONSUMER FINANCE - 6.2%
American Express Co.	400,900	21,708,735
Dollar Financial Corp.	146,700	2,068,470
MBNA Corp.	78,100	1,981,397
TOTAL CONSUMER FINANCE		25,758,602
DIVERSIFIED FINANCIAL SERVICES - 10.3%
Alliance Capital Management Holding LP (d)	50,000	2,351,500
Archipelago Holdings, Inc.	332,670	6,237,563
Deutsche Boerse AG	40,007	2,971,913
Indiabulls Financial Services Ltd.	2,073,300	5,654,239
Instinet Group, Inc. (a)	978,717	5,916,344
J.P. Morgan Chase & Co.	437,220	15,980,391
Marlin Business Services Corp. (a)	50,000	925,000
Nasdaq Stock Market, Inc. (a)	200,000	2,108,000
OMX AB (a)(d)	60,000	738,884
TOTAL DIVERSIFIED FINANCIAL SERVICES		42,883,834
INSURANCE - 6.1%
American International Group, Inc.	311,300	20,794,840
Hartford Financial Services Group, Inc.	60,000	4,317,000
Scottish Re Group Ltd.	10,100	236,340
TOTAL INSURANCE		25,348,180
IT SERVICES - 0.1%
Certegy, Inc.	10,000	356,300
MEDIA - 1.2%
Citadel Broadcasting Corp. (a)	53,000	748,360
Cumulus Media, Inc. Class A (a)	80,000	1,132,000
Emmis Communications Corp. Class A (a)	66,616	1,245,719
Entravision Communications Corp. Class A (a)	240,100	1,968,820
Radio One, Inc. Class D (non-vtg.) (a)	1,400	19,138
TOTAL MEDIA		5,114,037
Common Stocks - continued
	Shares	Value (Note 1)
THRIFTS & MORTGAGE FINANCE - 0.5%
New York Community Bancorp, Inc.	119,100	$ 2,186,676
TOTAL COMMON STOCKS (Cost $313,351,502)		414,008,390
Money Market Funds - 9.5%

Fidelity Cash Central Fund, 2.51% (b)	11,082,856	11,082,856
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	28,238,425	28,238,425
TOTAL MONEY MARKET FUNDS (Cost $39,321,281)		39,321,281
TOTAL INVESTMENT PORTFOLIO - 109.2% (Cost $352,672,783)		453,329,671
NET OTHER ASSETS - (9.2)%		(38,093,113)
NET ASSETS - 100%		$ 415,236,558
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $4,110,118 all of which will expire on February 28, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (including securities loaned of $27,508,571) (cost $352,672,783) - See accompanying schedule		$ 453,329,671
Receivable for investments sold		1,942,489
Receivable for fund shares sold		496,208
Dividends receivable		170,681
Interest receivable		27,213
Prepaid expenses		1,433
Other affiliated receivables		1,292
Other receivables		74,788
Total assets		456,043,775

Liabilities
Payable for investments purchased	$ 4,738,251
Payable for fund shares redeemed	7,095,305
Accrued management fee	204,244
Other affiliated payables	130,011
Other payables and accrued expenses	400,981
Collateral on securities loaned, at value	28,238,425
Total liabilities		40,807,217

Net Assets		$ 415,236,558
Net Assets consist of:
Paid in capital		$ 320,390,551
Undistributed net investment income		74,919
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,516,264)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		100,287,352
Net Assets, for 7,556,473 shares outstanding		$ 415,236,558
Net Asset Value, offering price and redemption price per share ($415,236,558 ÷ 7,556,473 shares)		$ 54.95

Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 4,989,360
Interest		182,143
Security lending		102,072
Total income		5,273,575

Expenses
Management fee	$ 2,253,942
Transfer agent fees	1,268,086
Accounting and security lending fees	198,574
Non-interested trustees' compensation	2,429
Custodian fees and expenses	21,467
Registration fees	29,719
Audit	36,267
Legal	787
Miscellaneous	25,040
Total expenses before reductions	3,836,311
Expense reductions	(146,762)	3,689,549
Net investment income (loss)		1,584,026
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	33,165,436
Foreign currency transactions	(10,855)
Total net realized gain (loss)		33,154,581
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $371,290)	(33,843,811)
Assets and liabilities in foreign currencies	1,754
Total change in net unrealized appreciation (depreciation)		(33,842,057)
Net gain (loss)		(687,476)
Net increase (decrease) in net assets resulting from operations		$ 896,550

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,584,026	$ 1,468,139
Net realized gain (loss)	33,154,581	34,900,621
Change in net unrealized appreciation (depreciation)	(33,842,057)	138,792,823
Net increase (decrease) in net assets resulting from operations	896,550	175,161,583
Distributions to shareholders from net investment income	(1,897,672)	(1,323,045)
Share transactions Proceeds from sales of shares	155,320,545	170,230,959
Reinvestment of distributions	1,797,563	1,257,074
Cost of shares redeemed	(201,538,178)	(166,766,767)
Net increase (decrease) in net assets resulting from share transactions	(44,420,070)	4,721,266
Redemption fees	83,829	129,000
Total increase (decrease) in net assets	(45,337,363)	178,688,804

Net Assets
Beginning of period	460,573,921	281,885,117
End of period (including undistributed net investment income of $74,919 and undistributed net investment income of $294,117, respectively)	$ 415,236,558	$ 460,573,921
Other Information Shares
Sold	2,968,378	3,775,985
Issued in reinvestment of distributions	32,811	29,732
Redeemed	(3,953,706)	(3,782,350)
Net increase (decrease)	(952,517)	23,367

Financial Highlights

Years ended February 28,	2005	2004 F	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 54.13	$ 33.22	$ 42.32	$ 50.10	$ 45.69
Income from Investment Operations
Net investment income (loss) C	.20	.17	.30	.04	.13
Net realized and unrealized gain (loss)	.85 D	20.88	(9.19)	(4.31)	10.68
Total from investment operations	1.05	21.05	(8.89)	(4.27)	10.81
Distributions from net investment income	(.24)	(.16)	(.23)	(.12)	-
Distributions from net realized gain	-	-	-	(3.41)	(6.49)
Total distributions	(.24)	(.16)	(.23)	(3.53)	(6.49)
Redemption fees added to paid in capital C	.01	.02	.02	.02	.09
Net asset value, end of period	$ 54.95	$ 54.13	$ 33.22	$ 42.32	$ 50.10
Total Return A, B	1.96%	63.56%	(21.02)%	(8.13)%	23.77%
Ratios to Average Net Assets E
Expenses before expense reductions	.98%	1.12%	1.20%	1.15%	1.11%
Expenses net of voluntary waivers, if any	.98%	1.12%	1.20%	1.15%	1.11%
Expenses net of all reductions	.94%	1.10%	1.16%	1.11%	1.08%
Net investment income (loss)	.40%	.39%	.78%	.10%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 415,237	$ 460,574	$ 281,885	$ 425,746	$ 632,543
Portfolio turnover rate	98%	64%	64%	74%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Financial Services	3.29%	11.32%	15.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Financial Services Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Select Financial Services Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months that ended February 28, 2005, Fidelity Select Financial Services Portfolio had a total return of 3.29%, trailing both the Goldman Sachs® Financial Services Index, which returned 4.70%, and the S&P 500®. The fund lagged the Goldman Sachs index primarily because of underweightings in real estate investment trusts (REITs) and regional banks early in the period when these industries performed well as interest rates declined. I continued to underweight those two industries because I believed they were particularly vulnerable to the possibility of slowing profit growth when interest rates rise. Conversely, I overweighted securities brokers and consumer finance companies that I felt had the potential to continue to improve profits even in a rising interest rate environment. This emphasis helped performance in the final months of 2004 when many financial companies staged a brisk rally. Disappointing investments included: New York Community Bancorp, whose stock valuation fell as investors worried about the value of its portfolio of mortgage securities as interest rates rose; insurer American International Group, which declined after the New York attorney general announced an investigation into financial arrangements between insurance brokers and insurance companies; and Sovereign Bancorp, a Northeastern regional bank whose stock price fell after its chairman announced the company was not likely to be taken over by a larger institution. First Marblehead, whose primary business is securitizing student loans, was a strong contributor based on rapidly growing earnings, while securities brokers such as Morgan Stanley also helped performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Financial Services Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
American International Group, Inc.	9.4
Bank of America Corp.	8.9
Morgan Stanley	5.2
J.P. Morgan Chase & Co.	4.7
Merrill Lynch & Co., Inc.	4.5
American Express Co.	3.9
Wachovia Corp.	3.6
Wells Fargo & Co.	2.9
Berkshire Hathaway, Inc. Class B	2.7
Citigroup, Inc.	2.5
48.3
Top Industries as of February 28, 2005
% of fund's net assets
Commercial Banks	24.0%
Insurance	22.7%
Capital Markets	21.0%
Consumer Finance	9.6%
Diversified Financial Services	9.4%
All Others *	13.3%

* Includes short-term investments and net other assets.

Annual Report

Financial Services Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1)
CAPITAL MARKETS - 21.0%
American Capital Strategies Ltd.	12,100	$ 419,870
Ameritrade Holding Corp. (a)	489,165	5,199,824
Bank of New York Co., Inc.	48,036	1,453,089
Bear Stearns Companies, Inc.	21,700	2,159,150
Calamos Asset Management, Inc. Class A	15,900	450,924
Charles Schwab Corp.	233,000	2,446,500
E*TRADE Financial Corp. (a)	508,400	6,746,468
Federated Investors, Inc. Class B (non-vtg.)	20,050	592,277
Firstcity Financial Corp. (a)	29,010	357,693
Franklin Resources, Inc.	46,000	3,228,740
Goldman Sachs Group, Inc.	104,000	11,315,200
Investors Financial Services Corp.	12,000	601,440
LaBranche & Co., Inc. (a)	29,200	270,100
Legg Mason, Inc.	19,700	1,588,608
Lehman Brothers Holdings, Inc.	41,900	3,820,442
Merrill Lynch & Co., Inc.	376,100	22,031,938
Morgan Stanley	449,000	25,355,030
Northern Trust Corp.	56,100	2,370,225
optionsXpress Holdings, Inc.	117,600	2,028,600
Piper Jaffray Companies (a)	2,352	93,022
State Street Corp.	54,000	2,367,900
TradeStation Group, Inc. (a)	245,747	1,651,420
UBS AG (NY Shares)	64,700	5,612,725
TOTAL CAPITAL MARKETS		102,161,185
COMMERCIAL BANKS - 24.0%
Banco Popolare di Verona e Novara	105,100	2,061,220
Bangkok Bank Ltd. PCL (For. Reg.)	365,400	1,156,208
Bank of America Corp.	929,426	43,357,723
Cathay General Bancorp	63,405	2,285,116
Center Financial Corp., California	60,800	1,355,840
City National Corp.	9,800	670,810
East West Bancorp, Inc.	48,723	1,752,079
HDFC Bank Ltd. sponsored ADR	53,800	2,531,290
HSBC Holdings PLC sponsored ADR	3,100	258,819
M&T Bank Corp.	5,700	564,357
Mitsubishi Tokyo Financial Group, Inc. (MTFG) sponsored ADR	187,700	1,721,209
Nara Bancorp, Inc.	4,900	95,648
National Bank of Canada	70,500	3,029,880
North Fork Bancorp, Inc., New York	89,532	2,579,417
Royal Bank of Canada	51,300	3,004,925
Silicon Valley Bancshares (a)	37,500	1,643,250
Standard Chartered PLC	56,300	1,032,932
State Bank of India	105,459	1,897,029
Synovus Financial Corp.	1,000	27,160
U.S. Bancorp, Delaware	315,400	9,383,150
UCBH Holdings, Inc.	24,100	997,499
Valley National Bancorp	236	6,134
Wachovia Corp.	325,059	17,231,378

	Shares	Value (Note 1)
Wells Fargo & Co.	236,450	$ 14,040,401
Westcorp	95,500	4,321,375
TOTAL COMMERCIAL BANKS		117,004,849
COMMERCIAL SERVICES & SUPPLIES - 1.9%
Asset Acceptance Capital Corp.	237,695	4,827,585
Jackson Hewitt Tax Service, Inc.	227,800	4,731,406
TOTAL COMMERCIAL SERVICES & SUPPLIES		9,558,991
CONSUMER FINANCE - 9.6%
Advanta Corp. Class B	18,000	435,960
American Express Co.	347,400	18,811,710
Capital One Financial Corp.	111,800	8,572,824
Dollar Financial Corp.	235,714	3,323,567
First Marblehead Corp. (a)	88,100	6,127,355
MBNA Corp.	242,300	6,147,151
QC Holdings, Inc.	16,955	298,238
SLM Corp.	62,600	3,054,880
TOTAL CONSUMER FINANCE		46,771,685
DIVERSIFIED FINANCIAL SERVICES - 9.4%
Archipelago Holdings, Inc.	52,600	986,250
Chicago Mercantile Exchange Holdings, Inc. Class A	300	61,986
CIT Group, Inc.	220,800	8,909,280
Citigroup, Inc.	254,334	12,136,818
Encore Capital Group, Inc. (a)	20,900	428,659
J.P. Morgan Chase & Co.	623,145	22,775,950
Marlin Business Services Corp. (a)	28,300	523,550
TOTAL DIVERSIFIED FINANCIAL SERVICES		45,822,493
INDUSTRIAL CONGLOMERATES - 1.4%
General Electric Co.	191,200	6,730,240
INSURANCE - 22.7%
ACE Ltd.	204,100	9,074,286
AFLAC, Inc.	106,200	4,070,646
AMBAC Financial Group, Inc.	19,600	1,524,488
American International Group, Inc.	684,251	45,707,966
Berkshire Hathaway, Inc. Class B (a)	4,300	12,964,500
Endurance Specialty Holdings Ltd.	171,170	6,119,328
Fidelity National Financial, Inc.	32,475	1,436,694
Genworth Financial, Inc. Class A	19,500	549,120
Hartford Financial Services Group, Inc.	77,500	5,576,125
HCC Insurance Holdings, Inc.	24,700	926,250
Lincoln National Corp.	6,300	295,155
Max Re Capital Ltd.	36,599	842,143
MBIA, Inc.	53,300	3,123,380
MetLife, Inc.	37,900	1,555,416
Montpelier Re Holdings Ltd.	22,400	907,200
PartnerRe Ltd.	38,800	2,430,820
Platinum Underwriters Holdings Ltd.	43,400	1,345,400
Common Stocks - continued
	Shares	Value (Note 1)
INSURANCE - CONTINUED
Protective Life Corp.	15,800	$ 631,368
Prudential Financial, Inc.	9,700	552,900
Scottish Re Group Ltd.	35,500	830,700
St. Paul Travelers Companies, Inc.	58,900	2,257,048
Sun Life Financial, Inc.	144,400	4,577,437
Torchmark Corp.	17,600	917,136
Unitrin, Inc.	22,100	1,036,048
XL Capital Ltd. Class A	17,600	1,320,000
TOTAL INSURANCE		110,571,554
REAL ESTATE - 2.4%
Apartment Investment & Management Co. Class A	36,100	1,381,186
CBL & Associates Properties, Inc.	11,480	855,375
Digital Realty Trust, Inc.	37,300	534,509
Duke Realty Corp.	22,200	703,296
Equity Lifestyle Properties, Inc.	13,100	440,160
Equity Residential (SBI)	28,600	938,366
Federal Realty Investment Trust (SBI)	7,200	361,368
Healthcare Realty Trust, Inc.	49,800	1,832,640
Reckson Associates Realty Corp.	23,500	717,925
Simon Property Group, Inc.	55,200	3,420,192
The Mills Corp.	9,200	496,800
Vornado Realty Trust	200	13,740
TOTAL REAL ESTATE		11,695,557
THRIFTS & MORTGAGE FINANCE - 6.3%
Countrywide Financial Corp.	136,093	4,729,232
Doral Financial Corp.	850	33,711
Downey Financial Corp.	8,100	507,465
Fannie Mae	96,100	5,618,006
Freddie Mac	62,900	3,899,800
Golden West Financial Corp., Delaware	66,200	4,097,118
Hudson City Bancorp, Inc.	45,200	1,681,440
MGIC Investment Corp.	17,700	1,110,498
Provident Financial Services, Inc.	85,800	1,528,956
Radian Group, Inc.	20,900	1,010,097
Sovereign Bancorp, Inc.	77,100	1,768,674
The PMI Group, Inc.	27,300	1,098,825

	Shares	Value (Note 1)
W Holding Co., Inc.	118,907	$ 1,370,998
Washington Mutual, Inc.	51,100	2,144,156
TOTAL THRIFTS & MORTGAGE FINANCE		30,598,976
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $358,811,264)		480,915,530
NET OTHER ASSETS - 1.3%		6,157,670
NET ASSETS - 100%		$ 487,073,200
Legend
(a) Non-income producing
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	90.0%
Bermuda	4.3%
Canada	2.1%
Switzerland	1.2%
Others (individually less than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (cost $358,811,264) - See accompanying schedule		$ 480,915,530
Cash		870
Receivable for investments sold		21,812,201
Receivable for fund shares sold		511,646
Dividends receivable		500,717
Interest receivable		30,250
Prepaid expenses		1,975
Other affiliated receivables		199
Other receivables		55,461
Total assets		503,828,849

Liabilities
Payable for investments purchased	$ 7,434,979
Payable for fund shares redeemed	1,305,717
Accrued management fee	249,053
Notes payable	7,576,000
Other affiliated payables	158,472
Other payables and accrued expenses	31,428
Total liabilities		16,755,649

Net Assets		$ 487,073,200
Net Assets consist of:
Paid in capital		$ 335,170,332
Undistributed net investment income		1,483,892
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		28,310,688
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		122,108,288
Net Assets, for 4,246,632 shares outstanding		$ 487,073,200
Net Asset Value, offering price and redemption price per share ($487,073,200 ÷ 4,246,632 shares)		$ 114.70
Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 9,394,190
Interest		278,385
Security lending		43,254
Total income		9,715,829

Expenses
Management fee	$ 2,931,006
Transfer agent fees	1,608,068
Accounting and security lending fees	253,387
Non-interested trustees' compensation	2,862
Custodian fees and expenses	28,022
Registration fees	29,057
Audit	37,626
Legal	1,303
Interest	580
Miscellaneous	34,502
Total expenses before reductions	4,926,413
Expense reductions	(124,725)	4,801,688
Net investment income (loss)		4,914,141
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	62,218,077
Foreign currency transactions	(87,258)
Total net realized gain (loss)		62,130,819
Change in net unrealized appreciation (depreciation) on: Investment securities	(52,541,419)
Assets and liabilities in foreign currencies	2,607
Total change in net unrealized appreciation (depreciation)		(52,538,812)
Net gain (loss)		9,592,007
Net increase (decrease) in net assets resulting from operations		$ 14,506,148

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,914,141	$ 4,445,347
Net realized gain (loss)	62,130,819	29,072,702
Change in net unrealized appreciation (depreciation)	(52,538,812)	141,894,239
Net increase (decrease) in net assets resulting from operations	14,506,148	175,412,288
Distributions to shareholders from net investment income	(3,801,680)	(4,309,494)
Distributions to shareholders from net realized gain	(40,142,276)	-
Total distributions	(43,943,956)	(4,309,494)
Share transactions Proceeds from sales of shares	107,991,182	128,825,421
Reinvestment of distributions	41,813,485	4,092,801
Cost of shares redeemed	(188,907,620)	(137,894,192)
Net increase (decrease) in net assets resulting from share transactions	(39,102,953)	(4,975,970)
Redemption fees	36,802	57,915
Total increase (decrease) in net assets	(68,503,959)	166,184,739

Net Assets
Beginning of period	555,577,159	389,392,420
End of period (including undistributed net investment income of $1,483,892 and undistributed net investment income of $474,004, respectively)	$ 487,073,200	$ 555,577,159
Other Information Shares
Sold	931,486	1,257,161
Issued in reinvestment of distributions	364,072	37,945
Redeemed	(1,636,996)	(1,334,891)
Net increase (decrease)	(341,438)	(39,785)

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 121.09	$ 84.14	$ 99.95	$ 108.59	$ 81.31
Income from Investment Operations
Net investment income (loss) C	1.11	.96	.74	.96	1.10
Net realized and unrealized gain (loss)	2.75	36.92	(15.75)	(4.95)	30.26
Total from investment operations	3.86	37.88	(15.01)	(3.99)	31.36
Distributions from net investment income	(.89)	(.94)	(.82)	(1.03)	(.80)
Distributions from net realized gain	(9.37)	-	-	(3.64)	(3.45)
Total distributions	(10.26)	(.94)	(.82)	(4.67)	(4.25)
Redemption fees added to paid in capital C	.01	.01	.02	.02	.17
Net asset value, end of period	$ 114.70	$ 121.09	$ 84.14	$ 99.95	$ 108.59
Total Return A, B	3.29%	45.17%	(15.06)%	(3.58)%	39.19%
Ratios to Average Net Assets D
Expenses before expense reductions	.97%	1.09%	1.12%	1.07%	1.09%
Expenses net of voluntary waivers, if any	.97%	1.09%	1.12%	1.07%	1.09%
Expenses net of all reductions	.94%	1.07%	1.09%	1.03%	1.06%
Net investment income (loss)	.96%	.92%	.79%	.93%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 487,073	$ 555,577	$ 389,392	$ 560,002	$ 657,533
Portfolio turnover rate	101%	51%	76%	127%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Home Finance Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Home Finance	-0.46%	20.28%	15.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Home Finance Portfolio

Management's Discussion of Fund Performance

Comments from Valerie Friedholm, Portfolio Manager of Fidelity® Select Home Finance Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months that ended February 28, 2005, Fidelity Select Home Finance Portfolio fell 0.46%, trailing both the Goldman Sachs® Financial Services Index, which returned 4.70%, and the S&P 500®. The home finance industry is extremely sensitive to rising interest rates - generally more so than such other sector components as brokerage, insurance and banks. Thus, as the Federal Reserve Board tightened short-term rates during the period, mortgage industry stocks were impacted more negatively by rising rates than the rest of the sector. This was the principal reason that the fund lagged the sector index. Among stocks that detracted the most were New York Community Bancorp, which suffered as a result of being improperly positioned for a brief period of declining long-term rates late in the period; as well as Fannie Mae and, to a lesser extent, Freddie Mac, the major players in the secondary mortgage market, whose share prices fell on concerns about Fannie's accounting practices. Conversely, the fund benefited from a position in Charter One Financial, whose shares traded up nicely on news of its planned acquisition by Citizens Financial Group, and from certain holdings in the consumer finance industry that enjoyed market share gains, namely First Marblehead and Countrywide Financial.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Home Finance Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Golden West Financial Corp., Delaware	11.3
Countrywide Financial Corp.	9.6
North Fork Bancorp, Inc., New York	6.5
Sovereign Bancorp, Inc.	4.9
Freddie Mac	4.9
Fannie Mae	4.5
Doral Financial Corp.	4.2
Wells Fargo & Co.	4.2
MGIC Investment Corp.	3.7
Radian Group, Inc.	3.7
57.5
Top Industries as of February 28, 2005
% of fund's net assets
Thrifts & Mortgage Finance	64.2%
Commercial Banks	22.3%
Insurance	8.3%
Consumer Finance	1.7%
Capital Markets	0.7%
All Others *	2.8%

* Includes short-term investments and net other assets.

Annual Report

Home Finance Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1)
CAPITAL MARKETS - 0.7%
Bank of New York Co., Inc.	97,100	$ 2,937,275
COMMERCIAL BANKS - 22.3%
Bank of the Ozarks, Inc.	3,931	135,620
Banknorth Group, Inc.	1,175	42,406
Boston Private Financial Holdings, Inc.	117,100	3,161,700
Center Financial Corp., California	113,788	2,537,472
Comerica, Inc.	103,100	5,884,948
Dime Bancorp, Inc. warrants 11/22/05 (a)	425,000	59,500
Fifth Third Bancorp	81,700	3,657,709
IBERIABANK Corp.	67,500	3,971,700
Nara Bancorp, Inc.	268,300	5,237,216
North Fork Bancorp, Inc., New York	889,159	25,616,671
PrivateBancorp, Inc.	38,400	1,248,000
Sterling Bancorp, New York	936	23,175
TCF Financial Corp.	133,000	3,677,450
UCBH Holdings, Inc.	128,022	5,298,831
Wells Fargo & Co.	277,900	16,501,702
Wilshire Bancorp, Inc. (a)	260,000	3,561,740
Wintrust Financial Corp.	144,200	7,737,772
TOTAL COMMERCIAL BANKS		88,353,612
CONSUMER FINANCE - 1.7%
First Marblehead Corp. (a)	97,300	6,767,215
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Imperial Credit Industries, Inc. warrants 1/31/08 (a)	31,281	3
J.P. Morgan Chase & Co.	21,500	785,825
TOTAL DIVERSIFIED FINANCIAL SERVICES		785,828
INSURANCE - 8.3%
American International Group, Inc.	67,800	4,529,040
Fidelity National Financial, Inc.	322,066	14,248,200
Old Republic International Corp.	594,700	14,266,853
TOTAL INSURANCE		33,044,093
REAL ESTATE - 0.5%
HomeBanc Mortgage Corp., Georgia	195,700	1,892,419
THRIFTS & MORTGAGE FINANCE - 64.2%
Astoria Financial Corp.	60,000	2,254,800
Countrywide Financial Corp.	1,094,000	38,016,500
Doral Financial Corp.	422,379	16,751,551
Downey Financial Corp.	35,700	2,236,605
Fannie Mae (d)	305,100	17,836,146
FirstFed Financial Corp., Delaware (a)	152,800	7,808,080
Freddie Mac	309,200	19,170,400
Golden West Financial Corp., Delaware	720,200	44,573,178
Harbor Florida Bancshares, Inc.	94,400	3,203,936
Hudson City Bancorp, Inc.	56,500	2,101,800

	Shares	Value (Note 1)
Independence Community Bank Corp.	62,882	$ 2,503,332
IndyMac Bancorp, Inc.	112,000	4,030,880
MGIC Investment Corp.	234,700	14,725,078
New York Community Bancorp, Inc.	651,637	11,964,055
Northwest Bancorp, Inc.	167,600	3,595,020
People's Bank, Connecticut	213,200	8,144,240
Radian Group, Inc.	303,800	14,682,654
Rainier Pacific Financial Group, Inc.	177,973	3,059,356
Sovereign Bancorp, Inc. (d)	851,899	19,542,563
The PMI Group, Inc.	94,576	3,806,684
W Holding Co., Inc.	494,374	5,700,132
Washington Federal, Inc.	134,662	3,198,223
Webster Financial Corp.	119,400	5,229,720
TOTAL THRIFTS & MORTGAGE FINANCE		254,134,933
TOTAL COMMON STOCKS (Cost $271,001,559)		387,915,375
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 2.51% (b)	9,569,530	9,569,530
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	10,814,500	10,814,500
TOTAL MONEY MARKET FUNDS (Cost $20,384,030)		20,384,030
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $291,385,589)		408,299,405
NET OTHER ASSETS - (3.1)%		(12,211,513)
NET ASSETS - 100%		$ 396,087,892
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Home Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (including securities loaned of $10,613,080) (cost $291,385,589) - See accompanying schedule		$ 408,299,405
Receivable for fund shares sold		367,522
Dividends receivable		479,979
Interest receivable		34,223
Prepaid expenses		1,615
Other affiliated receivables		115
Other receivables		18,618
Total assets		409,201,477

Liabilities
Payable for fund shares redeemed	$ 1,946,792
Accrued management fee	196,130
Other affiliated payables	129,516
Other payables and accrued expenses	26,647
Collateral on securities loaned, at value	10,814,500
Total liabilities		13,113,585

Net Assets		$ 396,087,892
Net Assets consist of:
Paid in capital		$ 272,185,851
Undistributed net investment income		949,442
Accumulated undistributed net realized gain (loss) on investments		6,038,783
Net unrealized appreciation (depreciation) on investments		116,913,816
Net Assets, for 6,699,972 shares outstanding		$ 396,087,892
Net Asset Value, offering price and redemption price per share ($396,087,892 ÷ 6,699,972 shares)		$ 59.12

Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 7,145,061
Interest		214,283
Security lending		10,261
Total income		7,369,605

Expenses
Management fee	$ 2,362,360
Transfer agent fees	1,324,525
Accounting and security lending fees	206,224
Non-interested trustees' compensation	2,537
Custodian fees and expenses	11,751
Registration fees	32,866
Audit	37,176
Legal	1,201
Miscellaneous	25,261
Total expenses before reductions	4,003,901
Expense reductions	(43,206)	3,960,695
Net investment income (loss)		3,408,910
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		53,745,806
Change in net unrealized appreciation (depreciation) on investment securities		(61,157,170)
Net gain (loss)		(7,411,364)
Net increase (decrease) in net assets resulting from operations		$ (4,002,454)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,408,910	$ 3,975,060
Net realized gain (loss)	53,745,806	27,603,161
Change in net unrealized appreciation (depreciation)	(61,157,170)	119,414,466
Net increase (decrease) in net assets resulting from operations	(4,002,454)	150,992,687
Distributions to shareholders from net investment income	(3,477,354)	(2,656,954)
Distributions to shareholders from net realized gain	(56,184,735)	(11,172,622)
Total distributions	(59,662,089)	(13,829,576)
Share transactions Proceeds from sales of shares	98,974,765	112,685,283
Reinvestment of distributions	56,903,069	13,255,067
Cost of shares redeemed	(145,235,716)	(141,481,607)
Net increase (decrease) in net assets resulting from share transactions	10,642,118	(15,541,257)
Redemption fees	50,578	43,765
Total increase (decrease) in net assets	(52,971,847)	121,665,619

Net Assets
Beginning of period	449,059,739	327,394,120
End of period (including undistributed net investment income of $949,442 and undistributed net investment income of $1,274,249, respectively)	$ 396,087,892	$ 449,059,739
Other Information Shares
Sold	1,511,280	1,876,424
Issued in reinvestment of distributions	911,406	212,334
Redeemed	(2,253,150)	(2,436,304)
Net increase (decrease)	169,536	(347,546)

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 68.76	$ 47.60	$ 52.95	$ 51.82	$ 30.92
Income from Investment Operations
Net investment income (loss) C	.54	.61	.39	.41	.37
Net realized and unrealized gain (loss)	(.54)	22.67	(4.77)	4.07	20.73
Total from investment operations	-	23.28	(4.38)	4.48	21.10
Distributions from net investment income	(.56)	(.41)	(.30)	(.17)	(.26)
Distributions from net realized gain	(9.09)	(1.72)	(.70)	(3.23)	(.07)
Total distributions	(9.65)	(2.13)	(1.00)	(3.40)	(.33)
Redemption fees added to paid in capital C	.01	.01	.03	.05	.13
Net asset value, end of period	$ 59.12	$ 68.76	$ 47.60	$ 52.95	$ 51.82
Total Return A, B	(.46)%	49.39%	(8.30)%	9.40%	68.78%
Ratios to Average Net Assets D
Expenses before expense reductions	.97%	1.11%	1.14%	1.15%	1.30%
Expenses net of voluntary waivers, if any	.97%	1.11%	1.14%	1.15%	1.30%
Expenses net of all reductions	.96%	1.10%	1.11%	1.12%	1.27%
Net investment income (loss)	.83%	1.05%	.75%	.82%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 396,088	$ 449,060	$ 327,394	$ 408,779	$ 417,589
Portfolio turnover rate	37%	38%	78%	72%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Insurance	5.35%	19.80%	17.48%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Insurance Portfolio

Management's Discussion of Fund Performance

Comments from Charles Hebard, Portfolio Manager of Fidelity® Select Insurance Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

Fidelity Select Insurance Portfolio gained 5.35% during the 12-month period ending February 28, 2005, outperforming the 4.70% return for the Goldman Sachs® Financial Services Index but underperforming the S&P 500®. Insurance stocks performed better than other groups within the financial services sector, such as banks and securities brokers, and the fund's concentration in insurance helped its performance versus its benchmark. However, the period presented numerous challenges, including deteriorating industry pricing, rising interest rates, four major hurricanes that led to significant losses in Florida, and an investigation by New York Attorney General Eliot Spitzer, which uncovered evidence of alleged collusion within the insurance industry. The fund's top-performing holdings included Genworth Financial, a provider of life and mortgage guarantee insurance; W.R. Berkley, an underwriter of specialty insurance; and Prudential Financial, a life insurance company. All three firms had consistent earnings growth that surpassed estimates. The biggest detractors were insurance broker Marsh & McLennan, which was implicated in the Spitzer investigation; AFLAC, a provider of supplemental health insurance that saw its sales growth deteriorate; and MBIA, a financial guarantor and provider of specialized financial services that also experienced slowing sales. Balancing the impact of the Marsh & McLennan disappointment, the fund took advantage of temporarily attractive valuation levels as stock prices swooned in the aftermath of the announcement of the investigations.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Insurance Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
American International Group, Inc.	8.8
ACE Ltd.	5.4
Hartford Financial Services Group, Inc.	5.2
Prudential Financial, Inc.	5.1
St. Paul Travelers Companies, Inc.	4.5
AFLAC, Inc.	4.1
MetLife, Inc.	3.9
Allstate Corp.	3.7
AMBAC Financial Group, Inc.	3.6
Willis Group Holdings Ltd.	3.4
47.7
Top Industries as of February 28, 2005
% of fund's net assets
Insurance	91.0%
Health Care Providers & Services	3.3%
Thrifts & Mortgage Finance	2.3%
Diversified Financial Services	1.8%
Industrial Conglomerates	0.2%
All Others *	1.4%

* Includes short-term investments and net other assets.

Annual Report

Insurance Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (Note 1)
CAPITAL MARKETS - 0.2%
National Financial Partners Corp.	6,400	$ 252,800
DIVERSIFIED FINANCIAL SERVICES - 1.8%
Leucadia National Corp.	9,400	314,994
Principal Financial Group, Inc.	72,700	2,836,754
TOTAL DIVERSIFIED FINANCIAL SERVICES		3,151,748
HEALTH CARE PROVIDERS & SERVICES - 3.3%
WellPoint, Inc. (a)	46,800	5,712,408
INDUSTRIAL CONGLOMERATES - 0.2%
Alleghany Corp.	1,412	386,888
INSURANCE - 91.0%
ACE Ltd.	211,700	9,412,182
AFLAC, Inc.	186,900	7,163,877
Allmerica Financial Corp. (a)	23,773	851,073
Allstate Corp.	120,100	6,446,968
AMBAC Financial Group, Inc.	81,150	6,311,847
American Financial Group, Inc., Ohio	2,500	76,225
American International Group, Inc.	228,600	15,270,481
AmerUs Group Co.	14,800	712,324
Aon Corp.	24,500	600,495
Arch Capital Group Ltd. (a)	14,400	597,312
Arthur J. Gallagher & Co.	11,700	349,362
Aspen Insurance Holdings Ltd.	19,100	492,780
Assurant, Inc.	34,600	1,190,240
Axis Capital Holdings Ltd.	107,700	3,014,523
Berkshire Hathaway, Inc.:
Class A (a)	47	4,239,400
Class B (a)	62	186,930
Brown & Brown, Inc.	8,800	408,320
Cincinnati Financial Corp.	11,335	507,015
CNA Financial Corp. (a)	2,800	80,556
Conseco, Inc. (a)	36,800	696,256
Endurance Specialty Holdings Ltd.	120,500	4,307,875
Erie Indemnity Co. Class A	400	20,532
Everest Re Group Ltd.	51,600	4,482,492
Fidelity National Financial, Inc.	68,684	3,038,580
Genworth Financial, Inc. Class A	155,200	4,370,432
Hartford Financial Services Group, Inc.	124,800	8,979,360
HCC Insurance Holdings, Inc.	15,900	596,250
Hilb Rogal & Hobbs Co.	1,300	44,603
Infinity Property & Casualty Corp.	1,300	41,769
IPC Holdings Ltd.	16,000	670,400

	Shares	Value (Note 1)
Jefferson-Pilot Corp.	7,150	$ 350,064
Lincoln National Corp.	17,400	815,190
Manulife Financial Corp.	62,711	2,894,432
Markel Corp. (a)	2,400	858,000
Max Re Capital Ltd.	24,400	561,444
MBIA, Inc.	89,000	5,215,400
Mercury General Corp.	1,000	54,860
MetLife, Inc.	165,400	6,788,016
Montpelier Re Holdings Ltd.	74,500	3,017,250
National Interstate Corp.	1,200	21,480
Nationwide Financial Services, Inc. Class A (sub. vtg.)	300	11,040
Odyssey Re Holdings Corp. (d)	12,700	320,802
Ohio Casualty Corp. (a)	2,300	55,499
Old Republic International Corp.	61,400	1,472,986
PartnerRe Ltd.	41,000	2,568,650
Philadelphia Consolidated Holding Corp. (a)	5,700	433,086
Phoenix Companies, Inc.	31,900	408,958
Platinum Underwriters Holdings Ltd.	6,600	204,600
Protective Life Corp.	28,200	1,126,872
Prudential Financial, Inc.	154,300	8,795,100
PXRE Group Ltd.	2,100	54,600
Reinsurance Group of America, Inc.	13,000	593,450
RLI Corp.	1,300	56,290
SAFECO Corp.	10,600	505,514
Scottish Re Group Ltd.	34,300	802,620
St. Paul Travelers Companies, Inc.	201,191	7,709,639
StanCorp Financial Group, Inc.	22,400	1,950,816
The Chubb Corp.	57,029	4,511,564
Torchmark Corp.	35,300	1,839,483
Transatlantic Holdings, Inc.	4,562	306,110
UICI	18,200	499,044
UnumProvident Corp.	134,435	2,274,640
USI Holdings Corp. (a)	12,700	145,415
W.R. Berkley Corp.	107,575	5,525,052
Willis Group Holdings Ltd.	147,400	5,829,670
XL Capital Ltd. Class A	54,000	4,050,000
Zenith National Insurance Corp.	600	30,378
TOTAL INSURANCE		157,818,473
THRIFTS & MORTGAGE FINANCE - 2.3%
MGIC Investment Corp.	31,000	1,944,940
Radian Group, Inc.	21,200	1,024,596
The PMI Group, Inc.	23,500	945,875
TOTAL THRIFTS & MORTGAGE FINANCE		3,915,411
TOTAL COMMON STOCKS (Cost $130,059,852)		171,237,728
Money Market Funds - 1.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.51% (b)	2,083,390	$ 2,083,390
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	249,375	249,375
TOTAL MONEY MARKET FUNDS (Cost $2,332,765)		2,332,765
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $132,392,617)		173,570,493
NET OTHER ASSETS - (0.1)%		(193,876)
NET ASSETS - 100%		$ 173,376,617
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	77.6%
Bermuda	20.2%
Canada	1.7%
Others (individually less than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (including securities loaned of $239,970) (cost $132,392,617) - See accompanying schedule		$ 173,570,493
Receivable for fund shares sold		1,146,091
Dividends receivable		113,405
Interest receivable		5,048
Prepaid expenses		734
Other affiliated receivables		80
Other receivables		8,265
Total assets		174,844,116

Liabilities
Payable for fund shares redeemed	1,047,693
Accrued management fee	83,873
Other affiliated payables	60,717
Other payables and accrued expenses	25,841
Collateral on securities loaned, at value	249,375
Total liabilities		1,467,499

Net Assets		$ 173,376,617
Net Assets consist of:
Paid in capital		$ 131,480,159
Undistributed net investment income		400,116
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		318,517
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		41,177,825
Net Assets, for 2,789,863 shares outstanding		$ 173,376,617
Net Asset Value, offering price and redemption price per share ($173,376,617 ÷ 2,789,863 shares)		$ 62.15

Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 2,363,498
Interest		80,125
Security lending		5,968
Total income		2,449,591

Expenses
Management fee	$ 985,510
Transfer agent fees	627,293
Accounting and security lending fees	85,968
Non-interested trustees' compensation	912
Custodian fees and expenses	11,236
Registration fees	41,739
Audit	35,218
Legal	380
Miscellaneous	9,133
Total expenses before reductions	1,797,389
Expense reductions	(19,716)	1,777,673
Net investment income (loss)		671,918
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	981,261
Foreign currency transactions	(4,380)
Total net realized gain (loss)		976,881
Change in net unrealized appreciation (depreciation) on: Investment securities	4,724,549
Assets and liabilities in foreign currencies	(51)
Total change in net unrealized appreciation (depreciation)		4,724,498
Net gain (loss)		5,701,379
Net increase (decrease) in net assets resulting from operations		$ 6,373,297

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 671,918	$ 172,409
Net realized gain (loss)	976,881	5,957,601
Change in net unrealized appreciation (depreciation)	4,724,498	35,139,034
Net increase (decrease) in net assets resulting from operations	6,373,297	41,269,044
Distributions to shareholders from net investment income	(267,343)	(152,145)
Distributions to shareholders from net realized gain	(1,505,092)	(2,453,342)
Total distributions	(1,772,435)	(2,605,487)
Share transactions Proceeds from sales of shares	178,636,899	88,536,944
Reinvestment of distributions	1,708,932	2,513,948
Cost of shares redeemed	(163,507,040)	(66,028,898)
Net increase (decrease) in net assets resulting from share transactions	16,838,791	25,021,994
Redemption fees	61,658	39,257
Total increase (decrease) in net assets	21,501,311	63,724,808

Net Assets
Beginning of period	151,875,306	88,150,498
End of period (including undistributed net investment income of $400,116 and undistributed net investment income of $20,216, respectively)	$ 173,376,617	$ 151,875,306
Other Information Shares
Sold	3,055,553	1,674,481
Issued in reinvestment of distributions	28,451	46,920
Redeemed	(2,839,438)	(1,322,766)
Net increase (decrease)	244,566	398,635

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 59.67	$ 41.06	$ 50.79	$ 47.12	$ 27.64
Income from Investment Operations
Net investment income (loss) C	.23	.08	.02	.13	.28
Net realized and unrealized gain (loss)	2.92	19.88	(8.14)	3.83	19.76
Total from investment operations	3.15	19.96	(8.12)	3.96	20.04
Distributions from net investment income	(.10)	(.08)	(.09)	(.03)	(.12)
Distributions from net realized gain	(.59)	(1.29)	(1.55)	(.30)	(.65)
Total distributions	(.69)	(1.37)	(1.64)	(.33)	(.77)
Redemption fees added to paid in capital C	.02	.02	.03	.04	.21
Net asset value, end of period	$ 62.15	$ 59.67	$ 41.06	$ 50.79	$ 47.12
Total Return A, B	5.35%	49.04%	(16.41)%	8.56%	73.17%
Ratios to Average Net Assets D
Expenses before expense reductions	1.05%	1.24%	1.26%	1.20%	1.20%
Expenses net of voluntary waivers, if any	1.05%	1.24%	1.26%	1.20%	1.20%
Expenses net of all reductions	1.04%	1.23%	1.24%	1.17%	1.16%
Net investment income (loss)	.39%	.16%	.05%	.28%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 173,377	$ 151,875	$ 88,150	$ 143,213	$ 142,149
Portfolio turnover rate	50%	59%	95%	104%	175%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2005

1. Significant Accounting Policies.

Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio, and Insurance Portfolio (the funds) are funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund's investments are valued as of these times for the purpose of computing the fund's hourly NAV. Fidelity may suspend the calculation of one or more hourly NAVs for any period in which prices for a portion of the stocks or securities held by the funds are not readily available.

Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Banking Portfolio	$ 342,164,718	$ 135,721,573	$ (2,334,418)	$ 133,387,155
Brokerage and Investment Management Portfolio	354,513,355	103,497,839	(4,681,523)	98,816,316
Financial Services Portfolio	360,042,652	125,009,176	(4,136,298)	120,872,878
Home Finance Portfolio	291,419,702	125,452,744	(8,573,041)	116,879,703
Insurance Portfolio	133,031,428	41,234,228	(695,163)	40,539,065
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Banking Portfolio	$ 1,948,243	$ 6,035,080	$ -
Brokerage and Investment Management Portfolio	140,052	-	(4,110,118)
Financial Services Portfolio	2,309,722	21,477,677	-
Home Finance Portfolio	208,353	1,330,621	-
Insurance Portfolio	237,780	568,792	-

The tax character of distributions paid was as follows:

February 28, 2005
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$ 6,747,905	$ 40,954,844	$ 47,702,749
Brokerage and Investment Management Portfolio	1,897,672	-	1,897,672
Financial Services Portfolio	3,801,680	40,142,276	43,943,956
Home Finance Portfolio	3,477,354	56,184,735	59,662,089
Insurance Portfolio	267,343	1,505,092	1,772,435
February 29, 2004
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$ 5,352,517	$ 5,029,258	$ 10,381,775
Brokerage and Investment Management Portfolio	1,323,045	-	1,323,045
Financial Services Portfolio	4,309,494	-	4,309,494
Home Finance Portfolio	2,656,954	11,172,622	13,829,576
Insurance Portfolio	152,145	2,453,342	2,605,487

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by Fidelity Management Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below. The Banking Portfolio realized a gain on the sale of an investment not meeting the investment restrictions of the fund.

Annual Report

3. Purchases and Sales of Investments - continued

	Purchases	Sales
Banking Portfolio	$225,370,081	$270,891,646
Brokerage and Investment Management Portfolio	379,269,007	416,331,882
Financial Services Portfolio	501,197,740	571,752,879
Home Finance Portfolio	150,551,365	198,407,338
Insurance Portfolio	111,274,528	82,541,720

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.27%	.57%
Brokerage and Investment Management Portfolio	.30%	.27%	.57%
Financial Services Portfolio	.30%	.27%	.57%
Home Finance Portfolio	.30%	.27%	.57%
Insurance Portfolio	.30%	.27%	.57%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Banking Portfolio	$ 2,701
Brokerage and Investment Management Portfolio	2,733
Financial Services Portfolio	11,250
Home Finance Portfolio	1,854
Insurance Portfolio	648

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.31%
Brokerage and Investment Management Portfolio	.32%
Financial Services Portfolio	.32%
Home Finance Portfolio	.32%
Insurance Portfolio	.37%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Banking Portfolio	$ 619,278
Brokerage and Investment Management Portfolio	182,124
Financial Services Portfolio	278,387
Home Finance Portfolio	213,724
Insurance Portfolio	80,104

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Banking Portfolio	$ 4,673
Brokerage and Investment Management Portfolio	6,510
Financial Services Portfolio	5,265
Home Finance Portfolio	6,548
Insurance Portfolio	4,830

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$ 10,403
Brokerage and Investment Management Portfolio	60,702
Financial Services Portfolio	38,637
Home Finance Portfolio	9,426
Insurance Portfolio	6,808

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Financial Services Portfolio	Borrower	$ 7,576,000	2.75%	-	$ 580

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emer-gency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody Expense Reduction	Transfer Agent Expense Reduction
Banking Portfolio	$ 65,411	$ 590	$ 465
Brokerage and Investment Management Portfolio	146,652	110	-
Financial Services Portfolio	122,689	90	1,946
Home Finance Portfolio	42,681	-	525
Insurance Portfolio	19,716	-	-

8. Other.

The funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio, and Insurance Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Home Finance Portfolio, and Insurance Portfolio (funds of Fidelity Select Portfolios) at February 28, 2005, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Banking (2001-present), Brokerage and Investment Management (2001-present), Financial Services (2001-present), Home Finance (2001-present), and Insurance (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002-present) and Chief Financial Officer (2002-present) of FMR Corp. Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (43)

Year of Election or Appointment: 2005

Deputy Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986

Assistant Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Banking, Brokerage and Investment Management, Financial Services, Home Finance, and Insurance. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Banking	04/18/05	04/15/05	$ .11	$ .56
Brokerage and Investment Management	04/18/05	04/15/05	$ .01	$ .01
Financial Services	04/18/05	04/15/05	$ .28	$ 5.59
Home Finance	04/18/05	04/15/05	$ .03	$ .22
Insurance	04/18/05	04/15/05	$ .09	$ .22

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year indicated or for dividends for the taxable year ended 2005, if subsequently determined to be different, the net capital gain of such year; and for dividends for the taxable year ended 2004, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Fund	February 28, 2005	February 29, 2004
Banking	$ 45,951,434	$ 6,141,146
Financial Services	$ 54,614,107	$ 7,005,846
Home Finance	$ 53,467,650	$ 11,823,238
Insurance	$ 966,263	$ 2,706,785

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Banking	100%
Brokerage and Investment Management	100%
Financial Services	100%
Home Finance	100%
Insurance	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Banking	100%
Brokerage and Investment Management	100%
Financial Services	100%
Home Finance	100%
Insurance	100%

The funds will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on March 24, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	9,314,364,721.61	70.523
Against	2,486,143,584.96	18.823
Abstain	489,189,430.66	3.704
Broker Non-Votes	917,940,491.14	6.950
TOTAL	13,207,638,228.37	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	12,369,521,674.13	93.654
Withheld	838,116,554.24	6.346
TOTAL	13,207,638,228.37	100.000
Ralph F. Cox
Affirmative	12,353,429,984.36	93.532
Withheld	854,208,244.01	6.468
TOTAL	13,207,638,228.37	100.000
Laura B. Cronin
Affirmative	12,360,172,516.31	93.584
Withheld	847,465,712.06	6.416
TOTAL	13,207,638,228.37	100.000
Robert M. Gates
Affirmative	12,356,402,798.10	93.555
Withheld	851,235,430.27	6.445
TOTAL	13,207,638,228.37	100.000
George H. Heilmeier
Affirmative	12,365,687,775.19	93.625
Withheld	841,950,453.18	6.375
TOTAL	13,207,638,228.37	100.000
Abigail P. Johnson
Affirmative	12,335,958,829.63	93.400
Withheld	871,679,398.74	6.600
TOTAL	13,207,638,228.37	100.000
Edward C. Johnson 3d
Affirmative	12,337,734,780.99	93.414
Withheld	869,903,447.38	6.586
TOTAL	13,207,638,228.37	100.000
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	12,360,750,886.49	93.588
Withheld	846,887,341.88	6.412
TOTAL	13,207,638,228.37	100.000
Marie L. Knowles
Affirmative	12,367,215,661.94	93.637
Withheld	840,422,566.43	6.363
TOTAL	13,207,638,228.37	100.000
Ned C. Lautenbach
Affirmative	12,369,405,974.85	93.653
Withheld	838,232,253.52	6.347
TOTAL	13,207,638,228.37	100.000
Marvin L. Mann
Affirmative	12,358,339,601.76	93.570
Withheld	849,298,626.61	6.430
TOTAL	13,207,638,228.37	100.000
William O. McCoy
Affirmative	12,358,409,929.20	93.570
Withheld	849,228,299.17	6.430
TOTAL	13,207,638,228.37	100.000
Robert L. Reynolds
Affirmative	12,369,327,462.49	93.653
Withheld	838,310,765.88	6.347
TOTAL	13,207,638,228.37	100.000
William S. Stavropoulos
Affirmative	12,365,850,786.06	93.627
Withheld	841,787,442.31	6.373
TOTAL	13,207,638,228.37	100.000
PROPOSAL 3
To amend the fundamental investment limitation concerning lending for each fund.
Banking
Affirmative	209,284,471.48	75.170
Against	41,800,244.73	15.014
Abstain	17,553,946.27	6.305
Broker Non-Votes	9,775,543.68	3.511
TOTAL	278,414,206.16	100.000
Brokerage and Investment Management
Affirmative	209,987,919.16	74.751
Against	31,182,257.83	11.100
Abstain	11,205,001.40	3.989
Broker Non-Votes	28,542,461.38	10.160
TOTAL	280,917,639.77	100.000
Financial Services
Affirmative	255,827,765.78	75.573
Against	40,545,451.70	11.977
Abstain	18,478,953.55	5.459
Broker Non-Votes	23,665,282.20	6.991
TOTAL	338,517,453.23	100.000
Home Finance
Affirmative	187,381,016.17	71.523
Against	32,705,041.39	12.484
Abstain	16,353,713.20	6.242
Broker Non-Votes	25,546,597.12	9.751
TOTAL	261,986,367.88	100.000
Insurance
Affirmative	54,747,826.65	74.243
Against	10,556,273.51	14.316
Abstain	3,293,888.56	4.466
Broker Non-Votes	5,143,097.44	6.975
TOTAL	73,741,086.16	100.000

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

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We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Fidelity Investments
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Annual Report

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Annual Report

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Fidelity®

Select Portfolios®

Health Care Sector

Biotechnology

Health Care

Medical Delivery

Medical Equipment and Systems

Pharmaceuticals

Annual Report

February 28, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>
Fund Updates*
Health Care Sector
Biotechnology	<Click Here>
Health Care	<Click Here>
Medical Delivery	<Click Here>
Medical Equipment and Systems	<Click Here>
Pharmaceuticals	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Summary, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Select Portfolios

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions or certain exchanges of shares purchased prior to October 12, 1990, redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2004 to February 28, 2005).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2004	Ending Account Value February 28, 2005	Expenses Paid During Period* September 1, 2004 to February 28, 2005
Biotechnology Portfolio
Actual	$ 1,000.00	$ 932.00	$ 4.69
HypotheticalA	$ 1,000.00	$ 1,019.93	$ 4.91
Health Care Portfolio
Actual	$ 1,000.00	$ 1,066.60	$ 4.77
HypotheticalA	$ 1,000.00	$ 1,020.18	$ 4.66
Medical Delivery Portfolio
Actual	$ 1,000.00	$ 1,402.50	$ 6.08
HypotheticalA	$ 1,000.00	$ 1,019.74	$ 5.11
Medical Equipment and Systems Portfolio
Actual	$ 1,000.00	$ 1,139.40	$ 5.20
HypotheticalA	$ 1,000.00	$ 1,019.93	$ 4.91
Pharmaceuticals Portfolio
Actual	$ 1,000.00	$ 1,042.20	$ 5.92
HypotheticalA	$ 1,000.00	$ 1,018.99	$ 5.86

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Biotechnology Portfolio	.98%
Health Care Portfolio	.93%
Medical Delivery Portfolio	1.02%
Medical Equipment and Systems Portfolio	.98%
Pharmaceuticals Portfolio	1.17%

Annual Report

Biotechnology Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology	-11.46%	-14.04%	11.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Select Biotechnology Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Biotechnology Portfolio

Management's Discussion of Fund Performance

Comments from Harlan Carere, Portfolio Manager of Fidelity® Select Biotechnology Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund was down 11.46%, trailing both the Goldman Sachs® Health Care Index, which returned 1.37%, and the S&P 500® index. The fund underperformed its sector benchmark primarily because it was significantly overweighted in biotechnology and pharmaceutical stocks, two of the worst-performing industry components of the health care sector. In terms of individual disappointments, the fund's overweighted holdings in drug discovery companies Biogen Idec and Ireland-based Elan hurt its relative results, as both stocks declined sharply. Elsewhere, investors punished the stock of biotechnology firms Millennium Pharmaceuticals and Genentech, two additional overweighted positions relative to the sector benchmark. On the positive side of the ledger, among the fund's biggest contributors, both in absolute terms and relative to the Goldman Sachs index, were Sepracor, a drug discovery firm, and Affymetrix, a maker of biochips - computer chips that read DNA - and analytical instruments used in genetic research. Both of these stocks appreciated nicely. Other top-performing holdings were biopharmaceutical companies Celgene and Gilead Sciences.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Biotechnology Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Genentech, Inc.	10.9
Celgene Corp.	8.2
Biogen Idec, Inc.	7.1
Sepracor, Inc.	6.1
Cephalon, Inc.	5.9
MedImmune, Inc.	5.5
Genzyme Corp. - General Division	5.1
Gilead Sciences, Inc.	4.3
ImClone Systems, Inc.	4.2
Invitrogen Corp.	4.2
61.5
Top Industries as of February 28, 2005
% of fund's net assets
Biotechnology	85.9%
Pharmaceuticals	13.3%
Health Care Equipment & Supplies	0.2%
All Others*	0.6%

* Includes short-term investments and net other assets.

Annual Report

Biotechnology Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 85.5%
Actelion Ltd. (Reg.) (a)	402,712	$ 44,730,367
Affymetrix, Inc. (a)(d)	1,323,600	56,557,428
Alkermes, Inc. (a)	2,165,757	25,296,042
Amgen, Inc. (a)(d)	721,200	44,433,132
Amylin Pharmaceuticals, Inc. (a)	238,100	5,100,102
Biogen Idec, Inc. (a)	2,745,842	106,126,793
Celgene Corp. (a)(d)	4,431,330	121,307,659
Cephalon, Inc. (a)	1,782,340	87,459,424
Chiron Corp. (a)	100	3,558
Curis, Inc. (a)	1,304,820	5,323,666
Dendreon Corp. (a)(d)	1,188,000	7,805,160
Dyax Corp. (a)	145,800	758,160
Enzon Pharmaceuticals, Inc. (a)	753,100	8,095,825
Genentech, Inc. (a)	3,425,400	161,678,880
Genta, Inc. (a)	486,300	617,601
Genzyme Corp. - General Division (a)	1,363,000	76,450,670
Gilead Sciences, Inc. (a)	1,854,300	64,066,065
Harvard Bioscience, Inc. (a)	11,600	47,328
Icagen, Inc. (d)	340,500	2,523,105
ICOS Corp. (a)	777,000	17,187,240
ImClone Systems, Inc. (a)	1,409,000	62,362,340
ImmunoGen, Inc. (a)	1,739,756	10,229,765
Immunomedics, Inc. (a)	297,100	790,286
Invitrogen Corp. (a)	885,654	61,960,354
Ligand Pharmaceuticals, Inc. Class B (a)(d)	1,315,600	12,892,880
Medarex, Inc. (a)(d)	852,500	7,212,150
MedImmune, Inc. (a)	3,426,320	82,505,786
Millennium Pharmaceuticals, Inc. (a)	6,911,362	59,437,713
Myogen, Inc. (a)	100	836
Neurocrine Biosciences, Inc. (a)	615,300	24,630,459
NPS Pharmaceuticals, Inc. (a)	383,000	5,492,220
Oscient Pharmaceuticals Corp. (a)(d)	89,500	301,615
OSI Pharmaceuticals, Inc. (a)	119,000	6,500,970
Pharmion Corp. (a)	461,096	15,585,045
Protein Design Labs, Inc. (a)	1,510,100	22,621,298
Regeneron Pharmaceuticals, Inc. (a)	715,000	4,368,650
Seattle Genetics, Inc. (a)	837,589	4,213,073
Serologicals Corp. (a)	790,900	19,116,053
Tanox, Inc. (a)	334,600	3,724,098
Techne Corp. (a)	535,200	18,244,968
Telik, Inc. (a)	151,700	2,864,096
Transkaryotic Therapies, Inc. (a)	376,500	8,674,560
ViaCell, Inc.	17,500	160,300
XOMA Ltd. (a)	1,542,100	2,220,624
TOTAL BIOTECHNOLOGY		1,271,678,344
HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
Cholestech Corp. (a)	126,200	1,404,606

	Shares	Value (Note 1)
Cyberonics, Inc. (a)(d)	17,800	$ 667,322
Epix Pharmaceuticals, Inc. (a)	114,400	957,528
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		3,029,456
PHARMACEUTICALS - 13.3%
Cypress Bioscience, Inc. (a)	97,200	1,160,568
Elan Corp. PLC sponsored ADR (a)(d)	3,515,600	28,124,800
Guilford Pharmaceuticals, Inc. (a)(d)	918,200	4,159,446
Medicines Co. (a)	535,500	12,477,150
Merck KGaA	411,112	31,655,345
MGI Pharma, Inc. (a)	1,176,500	26,941,850
Sepracor, Inc. (a)	1,411,000	90,967,170
SkyePharma PLC (a)	2,744,787	3,086,397
TOTAL PHARMACEUTICALS		198,572,726
TOTAL COMMON STOCKS (Cost $1,427,443,101)		1,473,280,526
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.4%
BIOTECHNOLOGY - 0.4%
Xenon Genetics, Inc. Series E (e)	981,626	6,056,632
Nonconvertible Preferred Stocks - 0.0%
BIOTECHNOLOGY - 0.0%
Geneprot, Inc. Series A (a)(e)	180,000	154,800
TOTAL PREFERRED STOCKS (Cost $7,714,138)		6,211,432
Money Market Funds - 6.2%

Fidelity Cash Central Fund, 2.51% (b)	11,729,151	11,729,151
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	79,982,825	79,982,825
TOTAL MONEY MARKET FUNDS (Cost $91,711,976)		91,711,976
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $1,526,869,215)		1,571,203,934
NET OTHER ASSETS - (5.6)%		(83,803,993)
NET ASSETS - 100%		$ 1,487,399,941
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,211,432 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc. Series A	7/7/00	$ 990,000
Xenon Genetics, Inc. Series E	3/23/01	$ 6,724,138
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $814,477,938 of which $31,133,868 and $783,344,070 will expire on February 28, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $68,955,528) (cost $1,526,869,215) - See accompanying schedule		$ 1,571,203,934
Receivable for investments sold		1,510,603
Receivable for fund shares sold		3,732,321
Interest receivable		14,314
Prepaid expenses		7,740
Other affiliated receivables		638
Other receivables		63,493
Total assets		1,576,533,043

Liabilities
Payable for fund shares redeemed	$ 7,738,598
Accrued management fee	797,292
Other affiliated payables	579,041
Other payables and accrued expenses	35,346
Collateral on securities loaned, at value	79,982,825
Total liabilities		89,133,102

Net Assets		$ 1,487,399,941
Net Assets consist of:
Paid in capital		$ 2,266,426,202
Accumulated net investment loss		(5,181)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(823,355,799)
Net unrealized appreciation (depreciation) on investments		44,334,719
Net Assets, for 30,327,822 shares outstanding		$ 1,487,399,941
Net Asset Value, offering price and redemption price per share ($1,487,399,941 ÷ 30,327,822 shares)		$ 49.04

Statement of Operations

	Year ended February 28, 2005

Investment Income
Interest		$ 179,954
Security lending		670,824
Total income		850,778

Expenses
Management fee	$ 10,937,945
Transfer agent fees	6,837,302
Accounting and security lending fees	782,526
Non-interested trustees' compensation	10,877
Custodian fees and expenses	71,040
Registration fees	71,664
Audit	43,135
Legal	4,653
Miscellaneous	142,577
Total expenses before reductions	18,901,719
Expense reductions	(224,704)	18,677,015
Net investment income (loss)		(17,826,237)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	238,535,838
Foreign currency transactions	(42,215)
Total net realized gain (loss)		238,493,623
Change in net unrealized appreciation (depreciation) on investment securities		(429,856,074)
Net gain (loss)		(191,362,451)
Net increase (decrease) in net assets resulting from operations		$ (209,188,688)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Biotechnology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (17,826,237)	$ (16,317,608)
Net realized gain (loss)	238,493,623	210,607,599
Change in net unrealized appreciation (depreciation)	(429,856,074)	445,813,226
Net increase (decrease) in net assets resulting from operations	(209,188,688)	640,103,217
Share transactions Proceeds from sales of shares	437,295,435	407,057,700
Cost of shares redeemed	(689,594,787)	(583,228,963)
Net increase (decrease) in net assets resulting from share transactions	(252,299,352)	(176,171,263)
Redemption fees	313,845	339,354
Total increase (decrease) in net assets	(461,174,195)	464,271,308

Net Assets
Beginning of period	1,948,574,136	1,484,302,828
End of period (including accumulated net investment loss of $5,181 and $0, respectively)	$ 1,487,399,941	$ 1,948,574,136
Other Information Shares
Sold	7,719,402	8,488,917
Redeemed	(12,571,982)	(11,938,480)
Net increase (decrease)	(4,852,580)	(3,449,563)

Financial Highlights

Years ended February 28,	2005	2004E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 55.39	$ 38.42	$ 53.48	$ 71.46	$ 107.27
Income from Investment Operations
Net investment income (loss)C	(.52)	(.43)	(.36)	(.42)	(.32)
Net realized and unrealized gain (loss)	(5.84)	17.39	(14.71)	(17.59)	(33.51)
Total from investment operations	(6.36)	16.96	(15.07)	(18.01)	(33.83)
Distributions from net realized gain	-	-	-	-	(1.70)
Distributions in excess of net realized gain	-	-	-	-	(.41)
Total distributions	-	-	-	-	(2.11)
Redemption fees added to paid in capitalC	.01	.01	.01	.03	.13
Net asset value, end of period	$ 49.04	$ 55.39	$ 38.42	$ 53.48	$ 71.46
Total ReturnA,B	(11.46)%	44.17%	(28.16)%	(25.16)%	(31.61)%
Ratios to Average Net AssetsD
Expenses before expense reductions	.99%	1.17%	1.29%	1.11%	1.01%
Expenses net of voluntary waivers, if any	.99%	1.17%	1.29%	1.11%	1.01%
Expenses net of all reductions	.98%	1.15%	1.24%	1.09%	1.00%
Net investment income (loss)	(.94)%	(.88)%	(.87)%	(.67)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,487,400	$ 1,948,574	$ 1,484,303	$ 2,433,835	$ 3,516,830
Portfolio turnover rate	19%	50%	73%	96%	74%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Health Care	3.12%	2.56%	12.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Health Care Portfolio

Management's Discussion of Fund Performance

Comments from Harlan Carere, who became Portfolio Manager of Fidelity® Select Health Care Portfolio on March 23, 2005, after the period covered by this report

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months that ended February 28, 2005, Fidelity Select Health Care Portfolio returned 3.12%, beating the 1.37% gain for the Goldman Sachs® Health Care Index but trailing the S&P 500®. Favorable stock picking and an underweighting in the poorly performing pharmaceuticals group provided the biggest boost to performance relative to the sector index. Political worries and slower growth in the number of prescriptions written held back the group as a whole, but the pharmaceutical stocks the fund overweighted - among them the more broadly diversified Johnson & Johnson and Abbott Laboratories - performed quite well. Solid stock picking and an overweighting in the robust health care equipment group helped as well, with such names as Guidant and Baxter International leading the way. Two managed care stocks - UnitedHealth Group and PacifiCare Health Systems - also contributed nicely, as optimistic investor sentiment following the national election drove large capital inflows into that group. The biggest drag on relative performance was not owning, or not owning enough of, certain names in the strong-performing managed care industry, including WellPoint Health Networks and Aetna. The fund's small position in Aetna is no longer held. Biotechnology stocks Millennium Pharmaceuticals and Genentech also detracted.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Health Care Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Johnson & Johnson	9.8
Medtronic, Inc.	7.6
UnitedHealth Group, Inc.	7.3
Pfizer, Inc.	7.1
Abbott Laboratories	6.3
Baxter International, Inc.	6.1
Amgen, Inc.	5.2
Merck & Co., Inc.	4.8
Genentech, Inc.	4.6
Wyeth	3.4
62.2
Top Industries as of February 28, 2005
% of fund's net assets
Pharmaceuticals	35.3%
Health Care Equipment & Supplies	31.8%
Health Care Providers & Services	17.3%
Biotechnology	14.3%
Personal Products	0.1%
All Others*	1.2%

* Includes short-term investments and net other assets.

Annual Report

Health Care Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 14.3%
Affymetrix, Inc. (a)	136,900	$ 5,849,737
Alkermes, Inc. (a)	278,936	3,257,972
Amgen, Inc. (a)	1,614,400	99,463,184
Biogen Idec, Inc. (a)	322,600	12,468,490
Genentech, Inc. (a)	1,869,800	88,254,560
Genzyme Corp. - General Division (a)	400,600	22,469,654
ImClone Systems, Inc. (a)	112,900	4,996,954
MedImmune, Inc. (a)	506,170	12,188,574
Millennium Pharmaceuticals, Inc. (a)	1,169,600	10,058,560
Neurocrine Biosciences, Inc. (a)	200,600	8,030,018
OSI Pharmaceuticals, Inc. (a)	62,800	3,430,764
Protein Design Labs, Inc. (a)	136,500	2,044,770
TOTAL BIOTECHNOLOGY		272,513,237
HEALTH CARE EQUIPMENT & SUPPLIES - 31.8%
Advanced Medical Optics, Inc. (a)(d)	338,800	12,857,460
Alcon, Inc.	566,000	48,845,800
Animas Corp.	113,700	2,517,887
Aspect Medical Systems, Inc. (a)	343,900	7,421,362
Bausch & Lomb, Inc.	86,600	6,130,414
Baxter International, Inc.	3,272,200	116,686,652
Beckman Coulter, Inc.	306,800	21,614,060
Biomet, Inc.	269,600	11,382,512
Boston Scientific Corp. (a)	927,900	30,305,214
C.R. Bard, Inc.	88,000	5,852,000
Cooper Companies, Inc.	165,000	13,587,750
Cyberonics, Inc. (a)	240,000	8,997,600
Cytyc Corp. (a)	676,500	15,424,200
Dade Behring Holdings, Inc. (a)	156,150	9,792,167
DJ Orthopedics, Inc. (a)	199,500	4,809,945
Edwards Lifesciences Corp. (a)	300,700	12,933,107
Epix Pharmaceuticals, Inc. (a)	376,300	3,149,631
Guidant Corp.	411,400	30,192,646
Hospira, Inc. (a)	9,940	294,224
IntraLase Corp.	11,700	216,567
Kinetic Concepts, Inc.	167,000	10,893,410
Medtronic, Inc.	2,765,704	144,148,492
ResMed, Inc. (a)	153,700	9,060,615
Respironics, Inc. (a)	137,300	7,929,075
St. Jude Medical, Inc. (a)	1,224,400	47,874,040
Stereotaxis, Inc.	423,976	3,959,936
Waters Corp. (a)	384,821	18,798,506
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		605,675,272
HEALTH CARE PROVIDERS & SERVICES - 17.3%
Community Health Systems, Inc. (a)	218,800	7,082,556
DaVita, Inc. (a)	168,900	7,134,336
Health Net, Inc. (a)	224,800	6,721,520
IMS Health, Inc.	648,700	15,795,845

	Shares	Value (Note 1)
Laboratory Corp. of America Holdings (a)	237,800	$ 11,388,242
McKesson Corp.	1,626,100	60,718,574
Omnicare, Inc.	393,900	13,585,611
PacifiCare Health Systems, Inc. (a)	677,200	42,988,656
Patterson Companies, Inc. (a)	117,800	5,845,236
Quest Diagnostics, Inc.	186,800	18,567,920
UnitedHealth Group, Inc.	1,534,900	139,921,484
TOTAL HEALTH CARE PROVIDERS & SERVICES		329,749,980
PERSONAL PRODUCTS - 0.1%
NBTY, Inc. (a)	100,600	2,544,174
PHARMACEUTICALS - 35.3%
Abbott Laboratories	2,623,400	120,650,166
Allergan, Inc.	454,700	34,184,346
Endo Pharmaceuticals Holdings, Inc. (a)	205,500	4,629,915
Forest Laboratories, Inc. (a)	215,300	9,193,310
Hollis-Eden Pharmaceuticals, Inc. (a)(d)	394,500	2,982,420
Ista Pharmaceuticals, Inc. (a)	210,100	2,222,858
Johnson & Johnson (d)	2,834,584	185,948,710
Medicis Pharmaceutical Corp. Class A	71,200	2,459,248
Merck & Co., Inc.	2,867,100	90,887,070
Pfizer, Inc.	5,139,310	135,112,460
Sepracor, Inc. (a)	179,000	11,540,130
Watson Pharmaceuticals, Inc. (a)	239,200	7,592,208
Wyeth	1,595,870	65,143,413
TOTAL PHARMACEUTICALS		672,546,254
TOTAL COMMON STOCKS (Cost $1,343,541,049)		1,883,028,917
Nonconvertible Preferred Stocks - 0.0%

BIOTECHNOLOGY - 0.0%
Geneprot, Inc. Series A (a)(e) (Cost $610,500)	111,000	95,460
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 2.51% (b)	10,342,036	$ 10,342,036
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	36,744,425	36,744,425
TOTAL MONEY MARKET FUNDS (Cost $47,086,461)		47,086,461
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $1,391,238,010)		1,930,210,838
NET OTHER ASSETS - (1.3)%		(23,959,291)
NET ASSETS - 100%		$ 1,906,251,547
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $95,460 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc. Series A	7/7/00	$ 610,500
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $7,422,868 of which $4,199,173 and $3,223,695 will expire on February 28, 2011 and February 29, 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $35,415,178) (cost $1,391,238,010) - See accompanying schedule		$ 1,930,210,838
Receivable for investments sold		16,179,517
Receivable for fund shares sold		1,218,285
Dividends receivable		2,463,719
Interest receivable		30,982
Prepaid expenses		7,795
Other affiliated receivables		12,184
Other receivables		167,243
Total assets		1,950,290,563

Liabilities
Payable for fund shares redeemed	$ 5,749,095
Accrued management fee	914,013
Other affiliated payables	598,615
Other payables and accrued expenses	32,868
Collateral on securities loaned, at value	36,744,425
Total liabilities		44,039,016

Net Assets		$ 1,906,251,547
Net Assets consist of:
Paid in capital		$ 1,381,444,332
Undistributed net investment income		476,847
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,642,460)
Net unrealized appreciation (depreciation) on investments		538,972,828
Net Assets, for 15,001,474 shares outstanding		$ 1,906,251,547
Net Asset Value, offering price and redemption price per share ($1,906,251,547 ÷ 15,001,474 shares)		$ 127.07

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 19,949,496
Interest		315,374
Security lending		62,974
Total income		20,327,844

Expenses
Management fee	$ 11,273,727
Transfer agent fees	6,006,651
Accounting and security lending fees	765,718
Non-interested trustees' compensation	10,635
Appreciation in deferred trustee compensation account	2,984
Custodian fees and expenses	41,917
Registration fees	62,172
Audit	43,377
Legal	6,481
Interest	843
Miscellaneous	116,006
Total expenses before reductions	18,330,511
Expense reductions	(252,578)	18,077,933
Net investment income (loss)		2,249,911
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	62,704,700
Foreign currency transactions	7,806
Total net realized gain (loss)		62,712,506
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,372,915)
Assets and liabilities in foreign currencies	(8,832)
Total change in net unrealized appreciation (depreciation)		(11,381,747)
Net gain (loss)		51,330,759
Net increase (decrease) in net assets resulting from operations		$ 53,580,670

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,249,911	$ 2,253,777
Net realized gain (loss)	62,712,506	111,003,696
Change in net unrealized appreciation (depreciation)	(11,381,747)	294,482,172
Net increase (decrease) in net assets resulting from operations	53,580,670	407,739,645
Distributions to shareholders from net investment income	(2,031,580)	(3,051,688)
Share transactions Proceeds from sales of shares	311,473,261	256,547,117
Reinvestment of distributions	1,902,938	2,870,563
Cost of shares redeemed	(494,547,994)	(376,879,228)
Net increase (decrease) in net assets resulting from share transactions	(181,171,795)	(117,461,548)
Redemption fees	91,866	97,353
Total increase (decrease) in net assets	(129,530,839)	287,323,762

Net Assets
Beginning of period	2,035,782,386	1,748,458,624
End of period (including undistributed net investment income of $476,847 and undistributed net investment income of $250,710, respectively)	$ 1,906,251,547	$ 2,035,782,386
Other Information Shares
Sold	2,545,356	2,262,268
Issued in reinvestment of distributions	15,395	25,993
Redeemed	(4,062,696)	(3,347,387)
Net increase (decrease)	(1,501,945)	(1,059,126)

Financial Highlights

Years ended February 28,	2005	2004E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 123.36	$ 99.56	$ 121.42	$ 134.00	$ 130.79
Income from Investment Operations
Net investment income (loss)C	.14	.13	.23	.17	.30
Net realized and unrealized gain (loss)	3.69	23.84	(19.48)	(12.45)	21.72
Total from investment operations	3.83	23.97	(19.25)	(12.28)	22.02
Distributions from net investment income	(.13)	(.18)	(.20)	(.13)	(.24)
Distributions from net realized gain	-	-	(2.42)	(.19)	(18.63)
Total distributions	(.13)	(.18)	(2.62)	(.32)	(18.87)
Redemption fees added to paid in capitalC	.01	.01	.01	.02	.06
Net asset value, end of period	$ 127.07	$ 123.36	$ 99.56	$ 121.42	$ 134.00
Total ReturnA,B	3.12%	24.11%	(16.14)%	(9.15)%	16.40%
Ratios to Average Net AssetsD
Expenses before expense reductions	.93%	1.02%	1.05%	.99%	.98%
Expenses net of voluntary waivers, if any	.93%	1.02%	1.05%	.99%	.98%
Expenses net of all reductions	.92%	.99%	.99%	.96%	.97%
Net investment income (loss)	.11%	.12%	.22%	.13%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,906,252	$ 2,035,782	$ 1,748,459	$ 2,367,412	$ 2,755,457
Portfolio turnover rate	32%	104%	139%	135%	78%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery	42.86%	24.99%	12.08%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Delivery Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Sabel, who became Portfolio Manager of Fidelity® Select Medical Delivery Portfolio on January 3, 2005

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

During the 12 months ending February 28, 2005, Fidelity Select Medical Delivery Portfolio returned 42.86%, outperforming the Goldman Sachs® Health Care Index, which returned 1.37%, and the S&P 500®. The fund did well versus the sector index mainly due to its large weighting and concentrated positions in managed care stocks - listed in the fund's holdings under health care providers and services - which performed well because of reduced costs, better pricing and the anticipation of the Medicare prescription drug benefit due to take effect in 2006. The fund also was helped by its very light weighting in hospital companies, which suffered from declining utilization rates resulting from higher co-pays and deductibles instituted by managed care companies. Among the holdings that particularly helped both absolute and relative performance were managed care stocks UnitedHealth Group, Humana, PacifiCare Health Systems and Aetna, as well as health services provider HealthSouth. Detractors from performance included pharmacy benefit management firm Caremark Rx, specialized disease-management company Matria Healthcare and assisted-living entity Omnicare. Shares of Omnicare declined due to fears that assisted living companies and nursing homes would face reimbursement cuts because of the implementation of the new Medicare prescription benefit.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Delivery Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
UnitedHealth Group, Inc.	11.2
Aetna, Inc.	10.4
WellPoint, Inc.	9.3
Tyco International Ltd.	4.2
PacifiCare Health Systems, Inc.	4.2
Weight Watchers International, Inc.	4.1
WellChoice, Inc.	4.0
Caremark Rx, Inc.	3.9
Quest Diagnostics, Inc.	3.8
Community Health Systems, Inc.	3.2
58.3
Top Industries as of February 28, 2005
% of fund's net assets
Health Care Providers & Services	78.1%
Health Care Equipment & Supplies	7.3%
Industrial Conglomerates	4.2%
Specialty Retail	4.1%
Pharmaceuticals	2.6%
All Others*	3.7%

* Includes short-term investments and net other assets.

Annual Report

Medical Delivery Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 0.8%
Incyte Corp. (a)	25,000	$ 218,250
InterMune, Inc. (a)	115,000	1,269,600
Martek Biosciences (a)	22,600	1,514,200
Myriad Genetics, Inc. (a)	20,400	442,068
Serologicals Corp. (a)	12,500	302,125
Trimeris, Inc. (a)(e)	148,900	1,902,942
TOTAL BIOTECHNOLOGY		5,649,185
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Watson Wyatt & Co. Holdings Class A	66,600	1,822,176
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
Dionex Corp. (a)	10,000	575,600
HEALTH CARE EQUIPMENT & SUPPLIES - 7.3%
Align Technology, Inc. (a)	550,000	4,163,500
American Medical Systems Holdings, Inc. (a)	15,000	594,000
Aspect Medical Systems, Inc. (a)	95,100	2,052,258
Baxter International, Inc.	386,100	13,768,326
BioLase Technology, Inc.	2,300	23,138
Candela Corp. (a)(e)	75,000	723,750
DENTSPLY International, Inc.	7,000	384,790
Fisher Scientific International, Inc. (a)	26,700	1,619,355
Hillenbrand Industries, Inc.	12,500	705,125
INAMED Corp. (a)	100	6,818
Kinetic Concepts, Inc.	321,600	20,977,968
Medtronic, Inc.	500	26,060
Mentor Corp.	37,000	1,280,940
Palomar Medical Technologies, Inc. (a)	30,000	865,800
Syneron Medical Ltd.	55,000	1,605,450
Waters Corp. (a)	58,700	2,867,495
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		51,664,773
HEALTH CARE PROVIDERS & SERVICES - 77.5%
Aetna, Inc.	502,200	73,331,244
Alderwoods Group, Inc. (a)	60,000	735,000
American Healthways, Inc. (a)	223,648	7,599,559
AMERIGROUP Corp. (a)	100	3,986
AmSurg Corp. (a)	500	12,080
Apria Healthcare Group, Inc. (a)	110,000	3,570,600
Cardinal Health, Inc.	59,900	3,507,145
Caremark Rx, Inc. (a)	717,600	27,469,728
Carriage Services, Inc. (a)	7,800	39,000
Centene Corp. (a)	29,300	977,448
CIGNA Corp.	11,900	1,080,520
Community Health Systems, Inc. (a)	701,700	22,714,029
Covance, Inc. (a)	164,500	7,190,295
Coventry Health Care, Inc. (a)	120,000	7,572,000
DaVita, Inc. (a)	88,100	3,721,344
Express Scripts, Inc. (a)	105,600	7,950,624
HCA, Inc.	78,200	3,691,822

	Shares	Value (Note 1)
Health Management Associates, Inc. Class A	800,600	$ 18,389,782
Health Net, Inc. (a)	342,500	10,240,750
HealthSouth Corp. (a)	1,023,280	6,027,119
Henry Schein, Inc. (a)	147,100	10,641,214
Horizon Health Corp. (a)	14,500	507,486
Humana, Inc. (a)	542,700	18,055,629
Laboratory Corp. of America Holdings (a)	175,000	8,380,750
LifePoint Hospitals, Inc. (a)	30,400	1,217,520
Lincare Holdings, Inc. (a)	24,300	986,094
Medco Health Solutions, Inc. (a)	495,900	22,027,878
Molina Healthcare, Inc. (a)	124,773	5,599,812
PacifiCare Health Systems, Inc. (a)	465,039	29,520,676
Patterson Companies, Inc. (a)	144,100	7,150,242
Pharmaceutical Product Development, Inc. (a)	66,200	2,823,430
ProxyMed, Inc. (a)	57,900	501,993
Quest Diagnostics, Inc.	268,600	26,698,840
Rural/Metro Corp. (a)	8,800	54,736
Service Corp. International (SCI)	387,200	2,919,488
Sierra Health Services, Inc. (a)	341,100	20,998,116
Tenet Healthcare Corp. (a)	100	1,091
Triad Hospitals, Inc. (a)	100,000	4,367,000
UnitedHealth Group, Inc.	869,145	79,231,258
Universal Health Services, Inc. Class B	108,000	5,097,600
Wellcare Health Plans, Inc.	37,000	1,161,430
WellChoice, Inc. (a)	544,000	28,097,600
WellPoint, Inc. (a)	536,600	65,497,396
TOTAL HEALTH CARE PROVIDERS & SERVICES		547,361,354
INDUSTRIAL CONGLOMERATES - 4.2%
Tyco International Ltd.	881,800	29,522,664
PHARMACEUTICALS - 2.6%
IVAX Corp. (a)	184,300	2,946,957
Par Pharmaceutical Companies, Inc. (a)	20,000	739,800
Pfizer, Inc.	97,700	2,568,533
Roche Holding AG (participation certificate)	30,513	3,218,394
Sanofi-Aventis	5,100	407,082
Schering-Plough Corp.	105,000	1,989,750
Sepracor, Inc. (a)	57,700	3,719,919
Watson Pharmaceuticals, Inc. (a)	82,700	2,624,898
TOTAL PHARMACEUTICALS		18,215,333
SPECIALTY RETAIL - 4.1%
Weight Watchers International, Inc. (a)	671,800	28,887,400
TOTAL COMMON STOCKS (Cost $625,756,897)		683,698,485
Nonconvertible Bonds - 0.6%
	Principal Amount	Value (Note 1)
HEALTH CARE PROVIDERS & SERVICES - 0.6%
HealthSouth Corp.:
7.625% 6/1/12	$ 1,000,000	$ 1,005,000
10.75% 10/1/08	1,000,000	1,055,000
Rural/Metro Corp.:
0% 3/15/16 (d)(f)	2,790,000	1,498,202
9.875% 3/15/15 (f)	20,000	20,000
Tenet Healthcare Corp. 9.25% 2/1/15 (f)	500,000	515,000
TOTAL NONCONVERTIBLE BONDS (Cost $4,080,301)		4,093,202
Money Market Funds - 2.2%
	Shares
Fidelity Cash Central Fund, 2.51% (b)	14,674,984	14,674,984
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	763,725	763,725
TOTAL MONEY MARKET FUNDS (Cost $15,438,709)		15,438,709
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $645,275,907)		703,230,396
NET OTHER ASSETS - 0.4%		2,952,585
NET ASSETS - 100%		$ 706,182,981
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,033,202 or 0.3% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $726,815) (cost $645,275,907) - See accompanying schedule		$ 703,230,396
Cash		736,885
Receivable for investments sold		16,623,521
Receivable for fund shares sold		14,649,246
Dividends receivable		83,443
Interest receivable		163,677
Prepaid expenses		880
Other affiliated receivables		5,254
Other receivables		247,841
Total assets		735,741,143

Liabilities
Payable for investments purchased	$ 18,463,099
Payable for fund shares redeemed	9,750,450
Accrued management fee	355,940
Other affiliated payables	196,749
Other payables and accrued expenses	28,199
Collateral on securities loaned, at value	763,725
Total liabilities		29,558,162

Net Assets		$ 706,182,981
Net Assets consist of:
Paid in capital		$ 609,402,534
Accumulated net investment loss		(1,105)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		38,827,835
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		57,953,717
Net Assets, for 15,090,802 shares outstanding		$ 706,182,981
Net Asset Value, offering price and redemption price per share ($706,182,981 ÷ 15,090,802 shares)		$ 46.80

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 128,039
Interest		386,034
Security lending		16,085
Total income		530,158

Expenses
Management fee	$ 1,569,716
Transfer agent fees	903,544
Accounting and security lending fees	133,430
Non-interested trustees' compensation	1,558
Custodian fees and expenses	12,710
Registration fees	103,529
Audit	35,568
Legal	774
Interest	2,880
Miscellaneous	11,957
Total expenses before reductions	2,775,666
Expense reductions	(301,206)	2,474,460
Net investment income (loss)		(1,944,302)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	71,188,223
Foreign currency transactions	3,290
Total net realized gain (loss)		71,191,513
Change in net unrealized appreciation (depreciation) on: Investment securities	29,778,732
Assets and liabilities in foreign currencies	(772)
Total change in net unrealized appreciation (depreciation)		29,777,960
Net gain (loss)		100,969,473
Net increase (decrease) in net assets resulting from operations		$ 99,025,171

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,944,302)	$ (1,425,414)
Net realized gain (loss)	71,191,513	19,504,194
Change in net unrealized appreciation (depreciation)	29,777,960	28,933,358
Net increase (decrease) in net assets resulting from operations	99,025,171	47,012,138
Share transactions Proceeds from sales of shares	807,944,418	178,798,464
Cost of shares redeemed	(411,306,636)	(133,289,649)
Net increase (decrease) in net assets resulting from share transactions	396,637,782	45,508,815
Redemption fees	264,708	99,420
Total increase (decrease) in net assets	495,927,661	92,620,373

Net Assets
Beginning of period	210,255,320	117,634,947
End of period (including accumulated net investment loss of $1,105 and $0, respectively)	$ 706,182,981	$ 210,255,320
Other Information Shares
Sold	19,232,382	6,230,519
Redeemed	(10,559,063)	(4,963,649)
Net increase (decrease)	8,673,319	1,266,870

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 32.76	$ 22.84	$ 26.49	$ 25.74	$ 15.34
Income from Investment Operations
Net investment income (loss)C	(.28)	(.30)	(.28)	(.20)	(.10)
Net realized and unrealized gain (loss)	14.28	10.20	(3.46)	.91	10.39
Total from investment operations	14.00	9.90	(3.74)	.71	10.29
Redemption fees added to paid in capitalC	.04	.02	.09	.04	.11
Net asset value, end of period	$ 46.80	$ 32.76	$ 22.84	$ 26.49	$ 25.74
Total ReturnA,B	42.86%	43.43%	(13.78)%	2.91%	67.80%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.03%	1.30%	1.25%	1.22%	1.25%
Expenses net of voluntary waivers, if any	1.03%	1.30%	1.25%	1.22%	1.25%
Expenses net of all reductions	.92%	1.24%	1.13%	1.19%	1.22%
Net investment income (loss)	(.72)%	(1.11)%	(.99)%	(.77)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 706,183	$ 210,255	$ 117,635	$ 139,252	$ 173,999
Portfolio turnover rate	244%	196%	269%	106%	113%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Life of fund A
Select Medical Equipment and Systems	13.49%	14.89%	17.66%

A From April 28, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Equipment and Systems Portfolio

Management's Discussion of Fund Performance

Comments from Aaron Cooper, who became Portfolio Manager of Fidelity® Medical Equipment and Systems Portfolio on March 23, 2005, after the period covered by this report

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, Fidelity Select Medical Equipment and Systems Portfolio returned 13.49%, compared with the more modest gains of the Goldman Sachs® Health Care Index, which rose 1.37%, and the S&P 500®. Consistent with its charter, the fund was heavily overweighted in medical equipment stocks, which did well as a group, and had limited exposure to the pharmaceutical and biotechnology industries, which did poorly. Astute stock picking among medical device makers and an overweighting in health care supplies also contributed to the fund's strong relative performance. Among the biggest contributors were: Alcon, a Swiss eye-care products maker; Baxter International, which manufactures blood-related products; and Hologic, a maker of mammography imaging systems. Not owning a large enough stake in Johnson & Johnson, a strong-performer, hurt relative performance, as did the fund's position in Boston Scientific, the maker of drug-eluting coronary stents, whose stock tumbled on concerns about a maturing product cycle and a well-publicized recall of its Taxus Express stent.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Equipment & Systems Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Medtronic, Inc.	8.2
Baxter International, Inc.	6.5
Johnson & Johnson	6.2
Alcon, Inc.	5.8
St. Jude Medical, Inc.	4.8
Abbott Laboratories	4.5
Allergan, Inc.	4.4
Guidant Corp.	4.2
Roche Holding AG (participation certificate)	3.2
Beckman Coulter, Inc.	2.9
50.7
Top Industries as of February 28, 2005
% of fund's net assets
Health Care Equipment & Supplies	72.1%
Pharmaceuticals	19.4%
Health Care Providers & Services	5.6%
Electronic Equipment & Instruments	0.3%
Biotechnology	0.2%
All Others*	2.4%

* Includes short-term investments and net other assets.

Annual Report

Medical Equipment & Systems Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 0.2%
Affymetrix, Inc. (a)	35,400	$ 1,512,642
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Dionex Corp. (a)	50,000	2,878,000
HEALTH CARE EQUIPMENT & SUPPLIES - 72.1%
Advanced Medical Optics, Inc. (a)(d)	198,000	7,514,100
Alcon, Inc.	653,700	56,414,310
Align Technology, Inc. (a)	300,000	2,271,000
American Medical Systems Holdings, Inc. (a)	126,800	5,021,280
Animas Corp. (d)	107,300	2,376,159
Aspect Medical Systems, Inc. (a)	450,000	9,711,000
Bausch & Lomb, Inc. (d)	178,800	12,657,252
Baxter International, Inc.	1,767,420	63,026,197
Beckman Coulter, Inc.	400,000	28,180,000
Becton, Dickinson & Co.	194,400	11,638,728
BioLase Technology, Inc. (d)	143,700	1,445,622
Biomet, Inc.	613,747	25,912,398
Boston Scientific Corp. (a)	704,500	23,008,970
C.R. Bard, Inc.	376,000	25,004,000
Conceptus, Inc. (a)(d)	400,000	3,144,000
Cooper Companies, Inc.	156,000	12,846,600
Cyberonics, Inc. (a)(d)	283,400	10,624,666
Cytyc Corp. (a)	691,800	15,773,040
Dade Behring Holdings, Inc. (a)	295,000	18,499,450
DENTSPLY International, Inc.	226,100	12,428,717
DJ Orthopedics, Inc. (a)	200,000	4,822,000
Edwards Lifesciences Corp. (a)	342,200	14,718,022
Epix Pharmaceuticals, Inc. (a)	335,000	2,803,950
Foxhollow Technologies, Inc. (d)	97,230	2,678,687
Guidant Corp.	552,600	40,555,314
Hologic, Inc. (a)	369,300	13,645,635
Integra LifeSciences Holdings Corp. (a)	75,000	2,781,750
IntraLase Corp.	4,600	85,146
Invacare Corp.	75,000	3,534,000
Inverness Medical Innovations, Inc. (a)	120,000	2,850,000
Kinetic Concepts, Inc.	267,300	17,435,979
Medtronic, Inc. (d)	1,511,816	78,795,850
Memry Corp. (a)	350,000	672,000
Mentor Corp.	25,000	865,500
PolyMedica Corp.	75,000	2,582,250
Regeneration Technologies, Inc. (a)	350,000	3,759,000
ResMed, Inc. (a)	183,900	10,840,905
Respironics, Inc. (a)	122,600	7,080,150
Smith & Nephew PLC sponsored ADR	128,500	6,682,000
Sonic Innovations, Inc. (a)	150,000	718,500
St. Jude Medical, Inc. (a)	1,177,200	46,028,520
Stereotaxis, Inc.	374,300	3,495,962
Steris Corp. (a)	194,200	4,806,450
SurModics, Inc. (a)(d)	164,900	5,301,535
Synthes, Inc.	147,141	17,800,336
Thoratec Corp. (a)	388,700	4,567,225

	Shares	Value (Note 1)
Utah Medical Products, Inc.	50,000	$ 1,111,000
VISX, Inc. (a)	750,000	18,120,000
Waters Corp. (a)	534,500	26,110,325
Wilson Greatbatch Technologies, Inc. (a)	100,000	1,753,000
Wright Medical Group, Inc. (a)	101,959	2,598,935
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		697,097,415
HEALTH CARE PROVIDERS & SERVICES - 5.6%
Cryolife, Inc. (a)(d)	300,000	2,340,000
Hanger Orthopedic Group, Inc. (a)	240,000	1,459,200
IMPAC Medical Systems, Inc. (a)	126,100	2,991,092
Laboratory Corp. of America Holdings (a)	259,500	12,427,455
Merge Technologies, Inc. (a)(d)	347,000	6,315,400
Patterson Companies, Inc. (a)	235,000	11,660,700
ProxyMed, Inc. (a)	150,000	1,300,500
Quest Diagnostics, Inc.	156,000	15,506,400
TOTAL HEALTH CARE PROVIDERS & SERVICES		54,000,747
PHARMACEUTICALS - 19.4%
Abbott Laboratories	958,920	44,100,731
Allergan, Inc.	571,800	42,987,924
Endo Pharmaceuticals Holdings, Inc. (a)	242,200	5,456,766
Ista Pharmaceuticals, Inc. (a)	150,000	1,587,000
Johnson & Johnson	911,700	59,807,520
Medicines Co. (a)	130,000	3,029,000
Roche Holding AG (participation certificate) (d)	294,374	31,049,436
TOTAL PHARMACEUTICALS		188,018,377
TOTAL COMMON STOCKS (Cost $759,911,241)		943,507,181
Money Market Funds - 8.9%

Fidelity Cash Central Fund, 2.51% (b)	21,305,428	21,305,428
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	64,876,855	64,876,855
TOTAL MONEY MARKET FUNDS (Cost $86,182,283)		86,182,283
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $846,093,524)		1,029,689,464
NET OTHER ASSETS - (6.5)%		(63,110,524)
NET ASSETS - 100%		$ 966,578,940
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $5,377,337 all of which will expire on February 28, 2013.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $61,946,175) (cost $846,093,524) - See accompanying schedule		$ 1,029,689,464
Receivable for fund shares sold		6,056,903
Dividends receivable		437,133
Interest receivable		57,063
Prepaid expenses		3,105
Other affiliated receivables		1,293
Other receivables		80,664
Total assets		1,036,325,625

Liabilities
Payable for fund shares redeemed	$ 4,097,239
Accrued management fee	452,438
Other affiliated payables	289,676
Other payables and accrued expenses	30,477
Collateral on securities loaned, at value	64,876,855
Total liabilities		69,746,685

Net Assets		$ 966,578,940
Net Assets consist of:
Paid in capital		$ 790,190,582
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,207,609)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		183,595,967
Net Assets, for 40,788,602 shares outstanding		$ 966,578,940
Net Asset Value, offering price and redemption price per share ($966,578,940 ÷ 40,788,602 shares)		$ 23.70

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 4,544,030
Interest		319,558
Security lending		439,121
Total income		5,302,709

Expenses
Management fee	$ 4,359,741
Transfer agent fees	2,643,242
Accounting and security lending fees	345,946
Non-interested trustees' compensation	3,918
Custodian fees and expenses	34,185
Registration fees	92,292
Audit	37,729
Legal	1,326
Interest	904
Miscellaneous	34,892
Total expenses before reductions	7,554,175
Expense reductions	(119,124)	7,435,051
Net investment income (loss)		(2,132,342)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(6,961,818)
Foreign currency transactions	80,347
Total net realized gain (loss)		(6,881,471)
Change in net unrealized appreciation (depreciation) on: Investment securities	102,518,363
Assets and liabilities in foreign currencies	(45,611)
Total change in net unrealized appreciation (depreciation)		102,472,752
Net gain (loss)		95,591,281
Net increase (decrease) in net assets resulting from operations		$ 93,458,939

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,132,342)	$ (1,421,426)
Net realized gain (loss)	(6,881,471)	16,592,113
Change in net unrealized appreciation (depreciation)	102,472,752	74,823,624
Net increase (decrease) in net assets resulting from operations	93,458,939	89,994,311
Distributions to shareholders from net realized gain	(3,137,864)	(9,765,977)
Share transactions Proceeds from sales of shares	672,666,363	461,715,369
Reinvestment of distributions	3,014,782	9,398,735
Cost of shares redeemed	(371,154,907)	(135,814,709)
Net increase (decrease) in net assets resulting from share transactions	304,526,238	335,299,395
Redemption fees	135,874	98,213
Total increase (decrease) in net assets	394,983,187	415,625,942

Net Assets
Beginning of period	571,595,753	155,969,811
End of period	$ 966,578,940	$ 571,595,753
Other Information Shares
Sold	30,485,914	24,011,828
Issued in reinvestment of distributions	139,509	481,986
Redeemed	(17,070,667)	(7,238,591)
Net increase (decrease)	13,554,756	17,255,223

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 20.99	$ 15.63	$ 16.02	$ 16.19	$ 14.71
Income from Investment Operations
Net investment income (loss) C	(.06)	(.09)	(.08)	(.07)	(.02)
Net realized and unrealized gain (loss)	2.88	5.97	(.21)	.23	3.78
Total from investment operations	2.82	5.88	(.29)	.16	3.76
Distributions from net realized gain	(.11)	(.53)	(.11)	(.34)	(2.31)
Redemption fees added to paid in capitalC	-F	.01	.01	.01	.03
Net asset value, end of period	$ 23.70	$ 20.99	$ 15.63	$ 16.02	$ 16.19
Total ReturnA,B	13.49%	37.94%	(1.76)%	1.37%	28.41%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.00%	1.18%	1.33%	1.26%	1.24%
Expenses net of voluntary waivers, if any	1.00%	1.18%	1.33%	1.26%	1.24%
Expenses net of all reductions	.98%	1.15%	1.29%	1.23%	1.23%
Net investment income (loss)	(.28)%	(.46)%	(.55)%	(.49)%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 966,579	$ 571,596	$ 155,970	$ 146,665	$ 133,661
Portfolio turnover rate	28%	33%	82%	87%	64%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EFor the year ended February 29.FAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Life of fundA
Select Pharmaceuticals	-3.46%	-3.87%

A From June 18, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Pharmaceuticals Portfolio on June 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Comments from Harlan Carere, who became Portfolio Manager of Fidelity® Select Pharmaceuticals Portfolio on January 12, 2005

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund was down 3.46%, trailing both the Goldman Sachs® Health Care Index, which returned 1.37%, and the S&P 500® index. The fund underperformed its sector benchmark primarily because it was significantly overweighted in pharmaceutical and biotechnology stocks, two of the worst-performing industry components of the health care sector. In terms of individual disappointments, large positions in pharmaceutical companies AstraZeneca, Pfizer and Merck caused a good portion of the fund's negative return. Elsewhere, investors punished the stocks of biotechnology firms Genelabs Technologies and Myogen, two overweighted positions relative to the sector benchmark. On the positive side of the ledger, among the fund's biggest contributors, both in absolute terms and relative to the Goldman Sachs index, were U.S. pharmaceutical company Sepracor, a drug discovery firm, and European pharmaceutical companies GlaxoSmithKline, Sanofi-Aventis and Novartis, whose returns were helped in part by currency gains. All three of these stocks appreciated nicely.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Pharmaceuticals Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Schering-Plough Corp.	8.1
Wyeth	7.6
Sepracor, Inc.	6.3
Novartis AG sponsored ADR	6.0
Roche Holding AG (participation certificate)	4.9
Pfizer, Inc.	4.8
Illumina, Inc.	4.3
Merck & Co., Inc.	4.2
Barr Pharmaceuticals, Inc.	3.5
Cardinal Health, Inc.	3.0
52.7
Top Industries as of February 28, 2005
% of fund's net assets
Pharmaceuticals	71.7%
Biotechnology	15.5%
Health Care Equipment & Supplies	5.5%
Health Care Providers & Services	5.3%
Chemicals	0.0%
All Others*	2.0%

* Includes short-term investments and net other assets.

Annual Report

Pharmaceuticals Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 15.5%
Alkermes, Inc. (a)	75,700	$ 884,176
BioMarin Pharmaceutical, Inc. (a)	61,900	332,403
Cell Therapeutics, Inc. (a)(d)	53,500	528,580
Cephalon, Inc. (a)	8,900	436,723
CSL Ltd.	22,665	575,574
CV Therapeutics, Inc. (a)	17,500	383,775
DOV Pharmaceutical, Inc. (a)	86,000	1,291,720
Eyetech Pharmaceuticals, Inc.	47,500	1,574,150
Genelabs Technologies, Inc. (a)	5,100	4,131
Genentech, Inc. (a)	11,400	538,080
ICOS Corp. (a)	200	4,424
ImmunoGen, Inc. (a)	68,500	402,780
Introgen Therapeutics, Inc. (a)	700	5,111
MedImmune, Inc. (a)	100	2,408
Millennium Pharmaceuticals, Inc. (a)	20,700	178,020
Myogen, Inc. (a)(d)	88,200	737,352
Neopharm, Inc. (a)	83,300	868,819
Neurocrine Biosciences, Inc. (a)	67,700	2,710,031
ONYX Pharmaceuticals, Inc. (a)	35,300	1,021,582
Protein Design Labs, Inc. (a)	18,100	271,138
QLT, Inc. (a)	2,690	37,511
Seattle Genetics, Inc. (a)	52,500	264,075
Telik, Inc. (a)	94,135	1,777,269
Vertex Pharmaceuticals, Inc. (a)	600	6,924
TOTAL BIOTECHNOLOGY		14,836,756
CHEMICALS - 0.0%
Monsanto Co.	71	4,173
HEALTH CARE EQUIPMENT & SUPPLIES - 5.5%
Advanced Medical Optics, Inc. (a)	3	114
Baxter International, Inc.	100	3,566
Cyberonics, Inc. (a)(d)	30,400	1,139,696
Illumina, Inc. (a)	501,800	4,154,904
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		5,298,280
HEALTH CARE PROVIDERS & SERVICES - 5.3%
Cardinal Health, Inc.	48,362	2,831,595
McKesson Corp.	46,030	1,718,760
Medco Health Solutions, Inc. (a)	87	3,865
Omnicell, Inc. (a)	10,600	68,900
Priority Healthcare Corp. Class B (a)	13,600	311,168
Tenet Healthcare Corp. (a)	10,900	118,919
TOTAL HEALTH CARE PROVIDERS & SERVICES		5,053,207
PHARMACEUTICALS - 71.7%
Allergan, Inc.	3,450	259,371

	Shares	Value (Note 1)
Alpharma, Inc. Class A	7,300	$ 95,776
Altana AG	6,570	404,447
Altana AG sponsored ADR (d)	31,100	1,918,559
AstraZeneca PLC sponsored ADR	67,030	2,663,772
Barr Pharmaceuticals, Inc. (a)	70,450	3,363,283
Biovail Corp. (a)	52,110	825,936
Bristol-Myers Squibb Co.	10,240	256,307
Chugai Pharmaceutical Co. Ltd.	17,400	254,289
Daiichi Pharmaceutical Co. Ltd.	11,100	286,113
Dr. Reddy's Laboratories Ltd. ADR	23,700	417,594
Eisai Co. Ltd.	9,400	317,364
Elan Corp. PLC sponsored ADR (a)	61,600	492,800
Endo Pharmaceuticals Holdings, Inc. (a)	65,400	1,473,462
Forest Laboratories, Inc. (a)	21,320	910,364
Fujisawa Pharmaceutical Co. Ltd.	9,700	243,068
GlaxoSmithKline PLC sponsored ADR	50,500	2,435,110
H. Lundbeck AS	8,880	197,476
IVAX Corp. (a)	27,937	446,713
Johnson & Johnson	3	197
King Pharmaceuticals, Inc. (a)	300	2,865
Kyorin Pharmaceutical Co. Ltd.	9,000	129,721
Merck & Co., Inc.	128,020	4,058,234
Merck KGaA	5,120	394,237
Mylan Laboratories, Inc.	11,547	203,227
Nektar Therapeutics (a)	48,100	834,054
Novartis AG sponsored ADR	114,240	5,708,573
Novo Nordisk AS:
ADR	15,400	863,170
Series B	6,150	341,366
Perrigo Co.	170	2,987
Pfizer, Inc.	174,640	4,591,286
Recordati Spa	6,700	180,896
Roche Holding AG (participation certificate) (d)	44,314	4,674,070
Sankyo Co. Ltd.	16,600	375,487
Sanofi-Aventis	16,350	1,305,057
Sanofi-Aventis sponsored ADR	52,056	2,077,555
Schering AG	12,600	921,060
Schering-Plough Corp. (d)	410,490	7,778,783
Sepracor, Inc. (a)	93,800	6,047,286
Shionogi & Co. Ltd.	15,000	199,847
Shire Pharmaceuticals Group PLC sponsored ADR	14,000	471,100
Takeda Pharamaceutical Co. Ltd.	27,400	1,312,936
Tanabe Seiyaku Co. Ltd.	17,000	199,177
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,440	73,468
Watson Pharmaceuticals, Inc. (a)	16,400	520,536
Wyeth	178,820	7,299,432
Yamanouchi Pharmaceutical Co. Ltd.	16,900	599,675
TOTAL PHARMACEUTICALS		68,428,086
TOTAL COMMON STOCKS (Cost $96,018,350)		93,620,502
Money Market Funds - 18.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.51% (b)	2,047,141	$ 2,047,141
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	15,825,630	15,825,630
TOTAL MONEY MARKET FUNDS (Cost $17,872,771)		17,872,771
TOTAL INVESTMENT PORTFOLIO - 116.7% (Cost $113,891,121)		111,493,273
NET OTHER ASSETS - (16.7)%		(15,991,664)
NET ASSETS - 100%		$ 95,501,609
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	67.5%
Switzerland	10.9%
United Kingdom	5.9%
Japan	4.1%
Germany	3.8%
France	3.6%
Denmark	1.5%
Others (individually less than 1%)	2.7%
100.0%
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $4,472,117 all of which will expire on February 28, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $15,117,452) (cost $113,891,121) - See accompanying schedule		$ 111,493,273
Cash		22,825
Receivable for fund shares sold		545,573
Dividends receivable		151,053
Interest receivable		6,347
Prepaid expenses		320
Receivable from investment adviser for expense reductions		2,532
Other affiliated receivables		41
Other receivables		8,671
Total assets		112,230,635

Liabilities
Payable for fund shares redeemed	$ 790,975
Accrued management fee	46,764
Other affiliated payables	39,455
Other payables and accrued expenses	26,202
Collateral on securities loaned, at value	15,825,630
Total liabilities		16,729,026

Net Assets		$ 95,501,609
Net Assets consist of:
Paid in capital		$ 103,380,443
Undistributed net investment income		49,703
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,531,546)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,396,991)
Net Assets, for 11,050,012 shares outstanding		$ 95,501,609
Net Asset Value, offering price and redemption price per share ($95,501,609 ÷ 11,050,012 shares)		$ 8.64

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 927,222
Interest		46,342
Security lending		52,643
Total income		1,026,207

Expenses
Management fee	$ 478,358
Transfer agent fees	394,402
Accounting and security lending fees	43,101
Non-interested trustees' compensation	439
Custodian fees and expenses	11,613
Registration fees	27,008
Audit	34,841
Legal	161
Miscellaneous	10,269
Total expenses before reductions	1,000,192
Expense reductions	(13,835)	986,357
Net investment income (loss)		39,850
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	904,257
Foreign currency transactions	9,852
Total net realized gain (loss)		914,109
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,661,113)
Assets and liabilities in foreign currencies	(1,897)
Total change in net unrealized appreciation (depreciation)		(4,663,010)
Net gain (loss)		(3,748,901)
Net increase (decrease) in net assets resulting from operations		$ (3,709,051)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 39,850	$ (66,791)
Net realized gain (loss)	914,109	6,313,067
Change in net unrealized appreciation (depreciation)	(4,663,010)	7,645,874
Net increase (decrease) in net assets resulting from operations	(3,709,051)	13,892,150
Share transactions Proceeds from sales of shares	81,431,449	86,788,515
Cost of shares redeemed	(69,421,605)	(64,038,094)
Net increase (decrease) in net assets resulting from share transactions	12,009,844	22,750,421
Redemption fees	42,545	59,673
Total increase (decrease) in net assets	8,343,338	36,702,244

Net Assets
Beginning of period	87,158,271	50,456,027
End of period (including undistributed net investment income of $49,703 and $0, respectively)	$ 95,501,609	$ 87,158,271
Other Information Shares
Sold	9,359,061	10,314,614
Redeemed	(8,050,503)	(7,778,977)
Net increase (decrease)	1,308,558	2,535,637

Financial Highlights

Years ended February 28,	2005	2004 H	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.95	$ 7.00	$ 9.23	$ 10.00
Income from Investment Operations
Net investment income (loss) E	-I	(.01)	(.02)	(.03)
Net realized and unrealized gain (loss)	(.31)	1.95	(2.22)	(.75)
Total from investment operations	(.31)	1.94	(2.24)	(.78)
Redemption fees added to paid in capitalE	-I	.01	.01	.01
Net asset value, end of period	$ 8.64	$ 8.95	$ 7.00	$ 9.23
Total ReturnB,C,D	(3.46)%	27.86%	(24.16)%	(7.70)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.20%	1.59%	1.80%	1.69%A
Expenses net of voluntary waivers, if any	1.20%	1.59%	1.80%	1.69%A
Expenses net of all reductions	1.19%	1.57%	1.74%	1.68%A
Net investment income (loss)	.05%	(.10)%	(.26)%	(.40)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,502	$ 87,158	$ 50,456	$ 60,706
Portfolio turnover rate	42%	80%	140%	26%A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the former sales charges. ECalculated based on average shares outstanding during the period. FFor the period June 18, 2001 (commencement of operations) to February 28, 2002. GExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. HFor the year ended February 29. IAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2005

1. Significant Accounting Policies.

Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (the funds) are funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund's investments are valued as of these times for the purpose of computing the fund's hourly NAV. Fidelity may suspend the calculation of one or more hourly NAVs for any period in which prices for a portion of the stocks or securities held by the funds are not readily available.

Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Health Care Portfolio, non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Biotechnology Portfolio	$ 1,535,747,077	$ 299,653,818	$ (264,196,961)	$ 35,456,857
Health Care Portfolio	1,398,457,604	599,835,409	(68,082,175)	531,753,234
Medical Delivery Portfolio	645,914,947	65,957,535	(8,642,086)	57,315,449
Medical Equipment and Systems Portfolio	847,663,798	197,056,047	(15,030,381)	182,025,666
Pharmaceuticals Portfolio	114,669,901	9,577,206	(12,753,834)	(3,176,628)
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Biotechnology Portfolio	$ -	$ -	$ (814,477,938)
Health Care Portfolio	527,994	-	(7,422,868)
Medical Delivery Portfolio	14,514,893	18,319,317	-
Medical Equipment and Systems Portfolio	-	-	(5,377,337)
Pharmaceuticals Portfolio	49,703	-	(4,472,117)

The tax character of distributions paid was as follows:

February 28, 2005
	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	$ 2,031,580	$ -	$ 2,031,580
Medical Equipment and Systems Portfolio	3,117,915	19,949	3,137,864
February 29, 2004
	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	$ 3,051,688	$ -	$ 3,051,688
Medical Equipment and Systems Portfolio	5,896,352	3,869,625	9,765,977

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the funds and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

2. Operating Policies - continued

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases	Sales
Biotechnology Portfolio	$ 347,919,035	$ 620,571,661
Health Care Portfolio	630,171,127	810,425,129
Medical Delivery Portfolio	1,032,641,465	650,684,335
Medical Equipment and Systems Portfolio	515,858,087	209,785,625
Pharmaceuticals Portfolio	47,383,872	34,378,293

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.27%	.57%
Health Care Portfolio	.30%	.27%	.57%
Medical Delivery Portfolio	.30%	.27%	.59%
Medical Equipment and Systems Portfolio	.30%	.27%	.58%
Pharmaceuticals Portfolio	.30%	.27%	.58%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Biotechnology Portfolio	$ 24,098
Health Care Portfolio	76,238
Medical Delivery Portfolio	1,579
Medical Equipment and Systems Portfolio	3,011
Pharmaceuticals Portfolio	164

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.36%
Health Care Portfolio	.31%
Medical Delivery Portfolio	.34%
Medical Equipment and Systems Portfolio	.35%
Pharmaceuticals Portfolio	.47%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Biotechnology Portfolio	$ 139,875
Health Care Portfolio	315,370
Medical Delivery Portfolio	359,404
Medical Equipment and Systems Portfolio	319,194
Pharmaceuticals Portfolio	46,181

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Biotechnology Portfolio	$ 33,510
Health Care Portfolio	19,320
Medical Delivery Portfolio	7,328
Medical Equipment and Systems Portfolio	9,240
Pharmaceuticals Portfolio	2,430

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$ 17,881
Health Care Portfolio	17,413
Medical Delivery Portfolio	35,091
Medical Equipment and Systems Portfolio	4,299
Pharmaceuticals Portfolio	5,113

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Health Care Portfolio	Borrower	$ 7,857,500	1.93%	$ -	$ 843
Medical Delivery Portfolio	Borrower	8,835,000	1.30%	-	2,880
Medical Equipment and Systems Portfolio	Borrower	10,079,000	1.61%	-	904

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

FMR voluntarily agreed to reimburse certain funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Pharmaceuticals Portfolio	1.25%* - 2.50%	$ 2,532

*Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody Expense Reduction	Transfer Agent Expense Reduction
Biotechnology Portfolio	$ 220,979	$ -	$ 3,725
Health Care Portfolio	247,560	-	5,018
Medical Delivery Portfolio	300,449	230	527
Medical Equipment and Systems Portfolio	117,230	870	1,024
Pharmaceuticals Portfolio	10,703	83	517

8. Other.

The funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (funds of Select Portfolios) at February 28, 2005, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Biotechnology (2001-present), Health Care, (2001-present), Medical Delivery (2001-present), Medical Equipment and Systems (2001-present), and Pharmaceuticals (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002-present) and Chief Financial Officer (2002-present) of FMR Corp. Previously, Ms. Cronin served as Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holdings S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004) and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (56)

Year of Election or Appointment: 1998 or 2001

Secretary of Biotechnology (1998), Health Care (1998), Medical Delivery (1998), Medical Equipment and Systems (1998), and Pharmaceuticals (2001). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (43)

Year of Election or Appointment: 2005

Deputy Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986, 1998, or 2001

Assistant Treasurer of Biotechnology (1986), Health Care (1986), Medical Delivery (1986), Medical Equipment and Systems (1998), and Pharmaceuticals (2001). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Biotechnology, Health Care, Medical Delivery, Medical Equipment and Systems, and Pharmaceuticals. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Health Care	04/11/05	04/08/05	$ .04	$ -
Medical Delivery	04/11/05	04/08/05	$ -	$ 1.93
Pharmaceuticals	04/11/05	04/08/05	$ .005	$ -

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year indicated or for dividends for the taxable year ended 2005, if subsequently determined to be different, the net capital gain of such year; and for dividends for the taxable year ended 2004, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Fund	February 28, 2005
Medical Delivery	$18,319,317

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund
Health Care	100%
Medical Equipment and Systems	12%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund
Health Care	100%
Medical Equipment and Systems	12%

The funds will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on March 24, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	9,314,364,721.61	70.523
Against	2,486,143,584.96	18.823
Abstain	489,189,430.66	3.704
Broker Non-Votes	917,940,491.14	6.950
TOTAL	13,207,638,228.37	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	12,369,521,674.13	93.654
Withheld	838,116,554.24	6.346
TOTAL	13,207,638,228.37	100.000
Ralph F. Cox
Affirmative	12,353,429,984.36	93.532
Withheld	854,208,244.01	6.468
TOTAL	13,207,638,228.37	100.000
Laura B. Cronin
Affirmative	12,360,172,516.31	93.584
Withheld	847,465,712.06	6.416
TOTAL	13,207,638,228.37	100.000
Robert M. Gates
Affirmative	12,356,402,798.10	93.555
Withheld	851,235,430.27	6.445
TOTAL	13,207,638,228.37	100.000
George H. Heilmeier
Affirmative	12,365,687,775.19	93.625
Withheld	841,950,453.18	6.375
TOTAL	13,207,638,228.37	100.000
Abigail P. Johnson
Affirmative	12,335,958,829.63	93.400
Withheld	871,679,398.74	6.600
TOTAL	13,207,638,228.37	100.000
Edward C. Johnson 3d
Affirmative	12,337,734,780.99	93.414
Withheld	869,903,447.38	6.586
TOTAL	13,207,638,228.37	100.000
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	12,360,750,886.49	93.588
Withheld	846,887,341.88	6.412
TOTAL	13,207,638,228.37	100.000
Marie L. Knowles
Affirmative	12,367,215,661.94	93.637
Withheld	840,422,566.43	6.363
TOTAL	13,207,638,228.37	100.000
Ned C. Lautenbach
Affirmative	12,369,405,974.85	93.653
Withheld	838,232,253.52	6.347
TOTAL	13,207,638,228.37	100.000
Marvin L. Mann
Affirmative	12,358,339,601.76	93.570
Withheld	849,298,626.61	6.430
TOTAL	13,207,638,228.37	100.000
William O. McCoy
Affirmative	12,358,409,929.20	93.570
Withheld	849,228,299.17	6.430
TOTAL	13,207,638,228.37	100.000
Robert L. Reynolds
Affirmative	12,369,327,462.49	93.653
Withheld	838,310,765.88	6.347
TOTAL	13,207,638,228.37	100.000
William S. Stavropoulos
Affirmative	12,365,850,786.06	93.627
Withheld	841,787,442.31	6.373
TOTAL	13,207,638,228.37	100.000
PROPOSAL 3
To amend the fundamental investment limitation concerning lending for each fund (except Pharmaceuticals Portfolio).
	# of Votes	% of Votes
Biotechnology
Affirmative	855,740,471.61	72.355
Against	152,812,875.19	12.921
Abstain	63,548,527.05	5.373
Broker Non-Votes	110,593,782.00	9.351
TOTAL	1,182,695,655.85	100.000
Health Care
Affirmative	925,921,265.06	72.636
Against	183,028,030.41	14.358
Abstain	77,950,468.05	6.115
Broker Non-Votes	87,844,041.45	6.891
TOTAL	1,274,743,804.97	100.000
Medical Delivery
Affirmative	95,555,202.19	75.768
Against	14,180,288.50	11.244
Abstain	10,578,527.15	8.388
Broker Non-Votes	5,801,883.70	4.600
TOTAL	126,115,901.54	100.000
Medical Equipment and Systems
Affirmative	256,072,823.88	77.792
Against	41,941,104.04	12.741
Abstain	15,777,636.73	4.793
Broker Non-Votes	15,386,712.40	4.674
TOTAL	329,178,277.05	100.000

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SELHC-UANN-0405
1.813639.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Select Portfolios®

Money Market

Annual Report

February 28, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>	An example of Shareholder Expenses
Fund Update *
Money Market	<Click Here>
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund update includes: Investment Summary, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions or certain exchanges of shares purchased prior to October 12, 1990, redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2004 to February 28, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value September 1, 2004	Ending Account Value February 28, 2005	Expenses Paid During Period* September 1, 2004 to February 28, 2005
Actual	$ 1,000.00	$ 1,008.40	$ 1.94
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,022.86	$ 1.96

* Expenses are equal to the Fund's annualized expense ratio of .39%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Money Market Portfolio

Investment Summary

Maturity Diversification as of February 28, 2005
Days	% of fund's investments 2/28/05
0 - 30	66.2
31 - 90	28.6
91 - 180	5.2
181 - 397	0.0
Weighted Average Maturity as of February 28, 2005
2/28/05
Money Market Portfolio	29 Days
All Taxable Money Market Funds Average*	35 Days
Asset Allocation as of February 28, 2005
% of fund's net assets

Commercial Paper	18.8%
Bank CDs, BAs, TDs, and Notes	51.4%
Government Securities	3.6%
Repurchase Agreements	27.9%
Other Investments	0.1%
Net Other Assets**	(1.8)%

** Net Other Assets are not included in the pie chart.
Current and Historical Seven-Day Yields
	3/1/05	11/30/04	8/31/04	6/1/04	3/2/04
Select Money Market Portfolio	2.16%	1.63%	1.13%	0.87%	0.96%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund.

* Source: iMoneyNet, Inc.

Annual Report

Money Market Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Corporate Bonds - 0.1%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Deutsche Telekom International Finance BV
6/15/05	2.68%	$ 400,000	$ 406,241
6/15/05	2.70	55,000	55,854
6/15/05	2.71	75,000	76,163
6/15/05	2.83	15,000	15,232
6/15/05	2.84	40,000	40,618
6/15/05	2.85	40,000	40,616
6/15/05	2.88	90,000	91,386
6/15/05	2.94	85,000	86,306
TOTAL CORPORATE BONDS			812,416
Certificates of Deposit - 26.0%

Domestic Certificates Of Deposit - 4.1%
First Tennessee Bank NA, Memphis
3/28/05	2.60	10,000,000	10,000,000
Washington Mutual Bank, California
5/3/05	2.69	9,000,000	9,000,000
6/13/05	2.70	5,000,000	5,000,000
			24,000,000
London Branch, Eurodollar, Foreign Banks - 4.3%
Calyon
4/18/05	2.53	5,000,000	5,000,000
Credit Industriel et Commercial
6/9/05	2.82	5,000,000	5,000,000
8/1/05	3.03	5,000,000	5,000,000
Landesbank Hessen-Thuringen
5/3/05	2.68	10,000,000	10,000,000
			25,000,000
New York Branch, Yankee Dollar, Foreign Banks - 17.6%
Bank of Tokyo-Mitsubishi Ltd.
5/3/05	2.70	5,000,000	5,000,000
BNP Paribas SA
5/3/05	2.71	10,000,000	10,000,000
7/1/05	2.80	5,000,000	5,000,000
Canadian Imperial Bank of Commerce
3/15/05	2.64 (b)	14,000,000	14,000,000
3/29/05	2.61 (b)	2,000,000	1,999,864
3/29/05	2.62 (b)	10,000,000	9,999,622
Deutsche Bank AG
3/3/05	2.38 (b)	5,000,000	5,000,000
Dresdner Bank AG
4/25/05	2.66	5,000,000	4,999,918
HBOS Treasury Services PLC
3/4/05	2.39 (b)	5,000,000	5,000,000
3/7/05	2.00	10,000,000	10,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Landesbank Baden-Wuerttemberg
5/25/05	2.80% (b)	$ 5,000,000	$ 4,999,651
5/31/05	2.81 (b)	5,000,000	4,999,091
Mizuho Corporate Bank Ltd.
5/6/05	2.75	5,000,000	5,000,000
Societe Generale
3/8/05	2.52 (b)	5,000,000	4,999,971
UBS AG
4/4/05	2.47 (b)	7,000,000	6,998,784
Unicredito Italiano Spa
4/14/05	2.57 (b)	5,000,000	4,999,395
			102,996,296
TOTAL CERTIFICATES OF DEPOSIT			151,996,296
Commercial Paper - 17.4%

Bank of America Corp.
3/16/05	2.06	5,000,000	4,995,750
Bank of Ireland
3/8/05	2.03	5,000,000	4,998,051
Citibank Credit Card Master Trust I (Dakota Certificate Program)
3/17/05	2.53	5,000,000	4,994,400
4/21/05	2.74	5,000,000	4,980,663
DaimlerChrysler NA Holding Corp.
3/21/05	2.71	2,000,000	1,997,000
3/28/05	2.77	1,000,000	997,930
3/29/05	2.79	1,000,000	997,838
Dorada Finance, Inc.
3/14/05	2.03 (a)	5,000,000	4,996,371
Emerald (MBNA Credit Card Master Note Trust)
3/23/05	2.54	3,000,000	2,995,362
4/18/05	2.65	10,000,000	9,964,933
Ford Motor Credit Co.
3/17/05	2.71	5,000,000	4,994,000
Grampian Funding Ltd.
4/25/05	2.64	10,000,000	9,959,972
ING America Insurance Holdings, Inc.
5/9/05	2.72	5,000,000	4,974,125
K2 (USA) LLC
6/24/05	2.90 (a)	5,000,000	4,954,160
Motown Notes Program
3/22/05	2.52	5,000,000	4,992,679
5/3/05	2.71	5,000,000	4,976,463
Nationwide Building Society
4/25/05	2.65	5,000,000	4,979,910
SBC Communications, Inc.
3/8/05	2.58	5,000,000	4,997,501
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Scaldis Capital LLC
4/25/05	2.66%	$ 10,000,000	$ 9,959,667
5/27/05	2.58	5,000,000	4,969,188
TOTAL COMMERCIAL PAPER			101,675,963
Federal Agencies - 3.6%

Fannie Mae - 2.6%
Agency Coupons - 2.6%
3/29/05	1.40	10,000,000	10,000,000
4/28/05	1.33	5,000,000	5,000,000
			15,000,000
Federal Home Loan Bank - 1.0%
Agency Coupons - 1.0%
5/2/05	2.63 (b)	6,000,000	5,994,090
TOTAL FEDERAL AGENCIES			20,994,090
Master Notes - 4.3%

General Motors Acceptance Corp. Mortgage Credit
3/7/05	3.20 (d)	5,000,000	4,997,342
Goldman Sachs Group, Inc.
3/14/05	2.64 (b)(d)	5,000,000	5,000,000
4/12/05	2.12 (d)	15,000,000	15,000,000
TOTAL MASTER NOTES			24,997,342
Medium-Term Notes - 18.5%

Bank of New York Co., Inc.
3/29/05	2.69 (a)(b)	5,000,000	5,000,000
Bayerische Landesbank Girozentrale
5/19/05	2.82 (b)	5,000,000	5,000,000
GE Capital Assurance Co.
3/1/05	2.71 (b)(d)	5,000,000	5,000,000
General Electric Capital Corp.
3/7/05	2.58 (b)	5,000,000	5,000,000
3/9/05	2.69 (b)	5,000,000	5,000,000
3/17/05	2.69 (b)	8,000,000	8,001,950
HBOS Treasury Services PLC
3/24/05	2.55 (b)	10,000,000	10,000,000
Household Finance Corp.
3/17/05	2.80 (b)	2,000,000	2,001,811
KeyCorp.
5/16/05	2.76	8,780,000	8,813,873

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Metropolitan Life Insurance Co.
3/7/05	2.58% (a)(b)	$ 1,213,000	$ 1,213,000
Morgan Stanley
3/1/05	2.67 (b)	1,000,000	1,000,000
3/4/05	2.62 (b)	5,000,000	5,000,000
3/15/05	2.59 (b)	2,000,000	2,000,000
National City Bank
3/1/05	2.32 (b)	5,000,000	4,999,622
RACERS
3/22/05	2.60 (a)(b)	10,000,000	10,000,000
Verizon Global Funding Corp.
3/15/05	2.60 (b)	20,000,000	20,000,066
Wells Fargo & Co.
3/2/05	2.64 (b)	5,000,000	5,000,000
3/15/05	2.56 (b)	5,000,000	5,000,000
TOTAL MEDIUM-TERM NOTES			108,030,322
Short-Term Notes - 1.7%

Metropolitan Life Insurance Co.
4/1/05	2.75 (b)(d)	5,000,000	5,000,000
New York Life Insurance Co.
4/1/05	2.69 (b)(d)	5,000,000	5,000,000
TOTAL SHORT-TERM NOTES			10,000,000
Municipal Securities - 2.3%

Catholic Univ. of America 2.71% (Liquidity Facility Wachovia Bank NA), VRDN, 3/7/05 (b)
		2,000,000	2,000,000
Chicago O'Hare Int'l. Arpt. Rev. Series 2001 C, 2.7% 3/1/05, LOC Commerzbank AG, CP
		5,045,000	5,045,000
New York State Dorm. Auth. Revs. Series A, 2.57% (MBIA Insured), VRDN, 3/7/05 (b)
		3,530,000	3,530,000
West Baton Rouge Parish Indl. District #3 Rev. Bonds (Dow Chemical Co. Proj.) Series 1995, 2.6% tender 3/2/05, CP mode
		2,800,000	2,800,000
TOTAL MUNICIPAL SECURITIES			13,375,000
Repurchase Agreements - 27.9%
		Maturity Amount	Value (Note 1)
In a joint trading account (Collateralized by U.S. Government Obligations dated 2/28/05 due 3/1/05 At 2.66%)		$ 47,342,492	$ 47,339,000
With:
Banc of America Securities LLC At 2.68%, dated 2/28/05 due 3/1/05 (Collateralized by Commercial Paper Obligations with principal amounts of $23,505,191, 0% - 2.65%, 3/4/05 - 3/28/05)		23,001,712	23,000,000
Deutsche Bank Securities, Inc. At 2.76%, dated 2/28/05 due 3/1/05 (Collateralized by Mortgage Loan Obligations with principal amounts of $29,713,750, 3.28% 4/25/44)		23,001,763	23,000,000
Goldman Sachs & Co. At:
2.74%, dated 2/18/05 due 3/22/05 (Collateralized by Mortgage Loan Obligations with principal amounts of $3,384,544, 4.39% 1/25/35) (b)(c)		3,007,307	3,000,000
2.75%, dated 2/18/05 due 3/22/05 (Collateralized by Equity Securities valued at $5,250,014) (b)(c)		5,012,222	5,000,000
J.P. Morgan Securities, Inc. At:
2.63%, dated 2/3/05 due 3/23/05 (Collateralized by Corporate Obligations with principal amounts of $3,571,300, 5.63% - 10.5%, 2/1/06 - 12/1/07)		4,014,027	4,000,000
2.68%, dated 2/28/05 due 3/1/05 (Collateralized by Commercial Paper Obligations with principal amounts of $11,240,000, 0.27% - 0.4%, 3/7/05 - 3/29/05)		11,000,819	11,000,000
Merrill Lynch, Pierce, Fenner & Smith At 2.78%, dated 2/1/05 due 4/29/05 (Collateralized by Corporate Obligations with principal amounts of $5,555,000, 6.45% 3/15/29) (b)(c)		5,033,592	5,000,000

		Maturity Amount	Value (Note 1)
Morgan Stanley & Co. At 2.63%, dated 2/3/05 due 3/23/05 (Collateralized by Mortgage Loan Obligations with principal amounts of $21,287,684, 0% - 7.03%, 8/25/19 - 10/25/34)		$ 14,049,093	$ 14,000,000
Wachovia Securities, Inc. At 2.7%, dated 2/28/05 due 3/1/05 (Collateralized by Mortgage Loan Obligations with principal amounts of $28,176,965, 2.59% - 7.63%, 9/15/06 - 3/15/09)		28,002,100	28,000,000
TOTAL REPURCHASE AGREEMENTS			163,339,000
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $595,220,429)			595,220,429
NET OTHER ASSETS - (1.8)%			(10,465,478)
NET ASSETS - 100%			$ 584,754,951
Security Type Abbreviations
CP	-	COMMERCIAL PAPER
VRDN	-	VARIABLE RATE DEMAND NOTE
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $26,163,531 or 4.5% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(c) The maturity amount is based on the rate at period end.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $39,997,342 or 6.8% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Capital Assurance Co. 2.71%, 3/1/05	7/30/04	$ 5,000,000
General Motors Acceptance Corp. Mortgage Credit 3.2%, 3/7/05	2/4/05	$ 4,997,342
Goldman Sachs Group, Inc.: 2.12%, 4/12/05	9/14/04	$ 15,000,000
2.64%, 3/14/05	2/14/05	$ 5,000,000
Metropolitan Life Insurance Co. 2.75%, 4/1/05	3/26/02	$ 5,000,000
New York Life Insurance Co. 2.69%, 4/1/05	2/28/02	$ 5,000,000
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $113,249 of which $19,605 and $93,644 will expire on February 29, 2012 and February 28, 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including repurchase agreements of $163,339,000) (cost $595,220,429) - See accompanying schedule		$ 595,220,429
Cash		74,870
Receivable for fund shares sold		6,288,070
Interest receivable		1,249,365
Prepaid expenses		2,491
Total assets		602,835,225

Liabilities
Payable for investments purchased	$ 5,000,000
Payable for fund shares redeemed	12,832,233
Distributions payable	41,158
Accrued management fee	89,617
Other affiliated payables	88,847
Other payables and accrued expenses	28,419
Total liabilities		18,080,274

Net Assets		$ 584,754,951
Net Assets consist of:
Paid in capital		$ 584,997,985
Distributions in excess of net investment income		(94,585)
Accumulated undistributed net realized gain (loss) on investments		(148,449)
Net Assets, for 584,786,313 shares outstanding		$ 584,754,951
Net Asset Value, offering price and redemption price per share ($584,754,951 ÷ 584,786,313 shares)		$ 1.00

Statement of Operations

	Year ended February 28, 2005

Investment Income
Interest		$ 10,443,066

Expenses
Management fee	$ 1,228,663
Transfer agent fees	1,002,235
Accounting fees and expenses	84,941
Non-interested trustees' compensation	3,472
Custodian fees and expenses	24,313
Registration fees	69,119
Audit	34,971
Legal	1,245
Miscellaneous	25,686
Total expenses before reductions	2,474,645
Expense reductions	(4,077)	2,470,568
Net investment income		7,972,498
Net realized gain (loss) on investment securities		(126,516)
Net increase in net assets resulting from operations		$ 7,845,982

See accompanying notes which are an integral part of the financial statements.

Annual Report

Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 7,972,498	$ 7,011,803
Net realized gain (loss)	(126,516)	(21,933)
Net increase in net assets resulting from operations	7,845,982	6,989,870
Distributions to shareholders from net investment income	(7,972,316)	(7,011,803)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	1,130,467,367	1,221,793,960
Reinvestment of distributions	7,706,807	6,806,831
Cost of shares redeemed	(1,160,912,799)	(1,700,536,459)
Net increase (decrease) in net assets and shares resulting from share transactions	(22,738,625)	(471,935,668)
Total increase (decrease) in net assets	(22,864,959)	(471,957,601)

Net Assets
Beginning of period	607,619,910	1,079,577,511
End of period (including distributions in excess of net investment income of $94,585 and $0, respectively)	$ 584,754,951	$ 607,619,910

Financial Highlights

Years ended February 28,	2005	2004D	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.013	.009	.015	.033	.060
Distributions from net investment income	(.013)	(.009)	(.015)	(.033)	(.060)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total ReturnA,B	1.29%	.86%	1.50%	3.30%	6.19%
Ratios to Average Net AssetsC
Expenses before expense reductions	.39%	.40%	.38%	.37%	.50%
Expenses net of voluntary waivers, if any	.39%	.40%	.38%	.37%	.50%
Expenses net of all reductions	.39%	.40%	.38%	.37%	.50%
Net investment income	1.26%	.86%	1.45%	3.38%	6.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 584,755	$ 607,620	$ 1,079,578	$ 1,037,869	$ 1,173,360

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. DFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2005

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Fidelity Select Portfolios (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation, capital loss carryforwards, wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 37,248
Unrealized depreciation	(72,446)
Net unrealized appreciation (depreciation)	(35,198)
Capital loss carryforward	113,249

Cost for federal income tax purposes	$ 595,255,627

The tax character of distributions paid was as follows:

	February 28, 2005	February 29, 2004
Ordinary Income	$ 7,972,316	$ 7,011,803

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations, corporate obligations and mortgage loan obligations which may be below investment-grade quality, and equity securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged ..13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

During the period the income-based portion of this fee was $442,522 or an annualized rate of .07% of the fund's average net assets. For the period, the fund's total annualized management fee rate was .19% of the fund's average net assets.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). For the period, FDC retained $41,842 on redemption of shares of the fund.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .16% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Lender	$ 6,098,000	2.23%	$ 5,666	$ -

4. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $170 and $3,907, respectively.

5. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Money Market Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Money Market (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002-present) and Chief Financial Officer (2002-present) of FMR Corp. Previously, Ms. Cronin served as Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2000

Vice President of Money Market. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (57)

Year of Election or Appointment: 2002

Vice President of Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Robert A. Litterst (45)

Year of Election or Appointment: 2004

Vice President of Money Market. Mr. Litterst also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Litterst managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Money Market. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Money Market. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Money Market. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Money Market. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Money Market. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Money Market. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (43)

Year of Election or Appointment: 2005

Deputy Treasurer of Money Market. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Money Market. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Money Market. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Money Market. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Money Market. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

During the fiscal year ended 2005, 3.98% of the dividends distributed were derived from interest on U.S. Government securities which are generally exempt from state income tax.

The funds will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on March 24, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	9,314,364,721.61	70.523
Against	2,486,143,584.96	18.823
Abstain	489,189,430.66	3.704
Broker Non-Votes	917,940,491.14	6.950
TOTAL	13,207,638,228.37	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	12,369,521,674.13	93.654
Withheld	838,116,554.24	6.346
TOTAL	13,207,638,228.37	100.000
Ralph F. Cox
Affirmative	12,353,429,984.36	93.532
Withheld	854,208,244.01	6.468
TOTAL	13,207,638,228.37	100.000
Laura B. Cronin
Affirmative	12,360,172,516.31	93.584
Withheld	847,465,712.06	6.416
TOTAL	13,207,638,228.37	100.000
Robert M. Gates
Affirmative	12,356,402,798.10	93.555
Withheld	851,235,430.27	6.445
TOTAL	13,207,638,228.37	100.000
George H. Heilmeier
Affirmative	12,365,687,775.19	93.625
Withheld	841,950,453.18	6.375
TOTAL	13,207,638,228.37	100.000
Abigail P. Johnson
Affirmative	12,335,958,829.63	93.400
Withheld	871,679,398.74	6.600
TOTAL	13,207,638,228.37	100.000
Edward C. Johnson 3d
Affirmative	12,337,734,780.99	93.414
Withheld	869,903,447.38	6.586
TOTAL	13,207,638,228.37	100.000
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	12,360,750,886.49	93.588
Withheld	846,887,341.88	6.412
TOTAL	13,207,638,228.37	100.000
Marie L. Knowles
Affirmative	12,367,215,661.94	93.637
Withheld	840,422,566.43	6.363
TOTAL	13,207,638,228.37	100.000
Ned C. Lautenbach
Affirmative	12,369,405,974.85	93.653
Withheld	838,232,253.52	6.347
TOTAL	13,207,638,228.37	100.000
Marvin L. Mann
Affirmative	12,358,339,601.76	93.570
Withheld	849,298,626.61	6.430
TOTAL	13,207,638,228.37	100.000
William O. McCoy
Affirmative	12,358,409,929.20	93.570
Withheld	849,228,299.17	6.430
TOTAL	13,207,638,228.37	100.000
Robert L. Reynolds
Affirmative	12,369,327,462.49	93.653
Withheld	838,310,765.88	6.347
TOTAL	13,207,638,228.37	100.000
William S. Stavropoulos
Affirmative	12,365,850,786.06	93.627
Withheld	841,787,442.31	6.373
TOTAL	13,207,638,228.37	100.000
PROPOSAL 3
To amend the fundamental investment limitation concerning lending for Money Market.
	# of Votes	% of Votes
Money Market
Affirmative	267,580,859.15	73.581
Against	53,632,078.60	14.748
Abstain	28,358,239.45	7.798
Broker Non-Votes	14,085,151.00	3.873
TOTAL	363,656,328.20	100.000

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.,

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

The Bank of New York
New York, NY

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SELMM-UANN-0405
1.813604.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Supplement to the Fidelity® Select Portfolios®
Natural Resources Sector
Annual Report dated
February 28, 2005

The following information replaces the similar information on page 58.

Gold
Affirmative	338,920,550.36	72.263
Against	85,458,440.11	18.221
Abstain	25,525,254.84	5.442
Broker Non-Votes	19,109,003.76	4.074
TOTAL	469,013,249.07	100.000
Paper and Forest Products
Affirmative	10,260,098.79	72.683
Against	1,773,109.28	12.561
Abstain	1,302,282.46	9.225
Broker Non-Votes	780,718.08	5.531
TOTAL	14,116,208.61	100.000

Fidelity®

Select Portfolios®

Natural Resources Sector

Energy

Energy Service

Gold

Natural Gas

Natural Resources

Paper and Forest Products

Annual Report

February 28, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>
Fund Updates*
Natural Resources Sector
Energy	<Click Here>
Energy Service	<Click Here>
Gold	<Click Here>
Natural Gas	<Click Here>
Natural Resources	<Click Here>
Paper and Forest Products	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Summary, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Select Portfolios

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions or certain exchanges of shares purchased prior to October 12, 1990, redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2004 to February 28, 2005).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2004	Ending Account Value February 28, 2005	Expenses Paid During Period* September 1, 2004 to February 28, 2005
Energy Portfolio
Actual	$ 1,000.00	$ 1,381.60	$ 5.61
HypotheticalA	$ 1,000.00	$ 1,020.08	$ 4.76
Energy Service Portfolio
Actual	$ 1,000.00	$ 1,339.10	$ 5.57
HypotheticalA	$ 1,000.00	$ 1,020.03	$ 4.81
Gold Portfolio
Actual	$ 1,000.00	$ 1,122.60	$ 5.16
HypotheticalA	$ 1,000.00	$ 1,019.93	$ 4.91
Natural Gas Portfolio
Actual	$ 1,000.00	$ 1,375.90	$ 5.71
HypotheticalA	$ 1,000.00	$ 1,019.98	$ 4.86
Natural Resources Portfolio
Actual	$ 1,000.00	$ 1,314.10	$ 5.85
HypotheticalA	$ 1,000.00	$ 1,019.74	$ 5.11
Paper and Forest Products Portfolio
Actual	$ 1,000.00	$ 1,032.40	$ 6.30**
HypotheticalA	$ 1,000.00	$ 1,018.60	$ 6.26**

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Energy Portfolio	.95%
Energy Service Portfolio	.96%
Gold Portfolio	.98%
Natural Gas Portfolio	.97%
Natural Resources Portfolio	1.02%
Paper and Forest Products Portfolio	1.25%**

Annual Report

Select Portfolios

Shareholder Expense Example - continued

** If fees effective January 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows.

	Annualized Expense Ratio	Expenses Paid
Paper and Forest Products Portfolio	1.21%
Actual		$ 6.10
HypotheticalA		$ 6.06

A 5% return per year before expenses

Annual Report

Energy Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Energy	48.07%	14.84%	14.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Select Energy Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Energy Portfolio

Management's Discussion of Fund Performance

Comments from Matt Friedman, Portfolio Manager of Fidelity® Select Energy Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months that ended February 28, 2005, the fund returned 48.07%, outperforming both the Goldman Sachs® Natural Resources Index, which gained 38.16%, and the S&P 500®. The largest contributor to the strong performance relative to the sector index was the portfolio's overweighted holdings in oil- and gas-related companies and its aggressive positioning for a higher commodity price environment. For example, returns were aided by investments in oil services stocks, including Halliburton and Varco International, which benefited from robust drilling activity during the period. Refiner Valero Energy's stock soared when strong demand for its oil processing technology translated into increased revenues and earnings. Burlington Resources, an independent natural gas driller, helped performance when it increased production and controlled costs to boost profit margins. On the other hand, investments in energy services companies Schlumberger and Smith International were disappointing, with both stocks falling on valuation concerns. France's Total SA detracted from returns when its profit margins were pressured. Dominion Resources also disappointed, as the company's utility division underperformed in the high oil price environment.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Exxon Mobil Corp.	6.6
BP PLC sponsored ADR	6.5
Total SA sponsored ADR	6.1
Schlumberger Ltd. (NY Shares)	5.5
ConocoPhillips	5.0
Valero Energy Corp.	4.9
Halliburton Co.	4.6
EnCana Corp.	3.3
Varco International, Inc.	3.1
Smith International, Inc.	2.2
47.8
Top Industries as of February 28, 2005
% of fund's net assets
Oil & Gas	59.7%
Energy Equipment & Services	26.5%
Metals & Mining	2.7%
Multi-Utilities & Unregulated Power	2.4%
Electric Utilities	1.6%
All Others *	7.1%

* Includes short-term investments and net other assets.

Annual Report

Energy Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value (Note 1)
ELECTRIC UTILITIES - 1.6%
Fortum Oyj	131,900	$ 2,529,010
TXU Corp.	207,200	15,799,000
TOTAL ELECTRIC UTILITIES		18,328,010
ENERGY EQUIPMENT & SERVICES - 26.5%
Baker Hughes, Inc.	1,550	73,284
BJ Services Co.	1,700	84,932
Cooper Cameron Corp. (a)	92,400	5,330,556
Core Laboratories NV (a)	33,200	892,748
Diamond Offshore Drilling, Inc.	400	19,800
Grant Prideco, Inc. (a)	410,500	9,917,680
Halliburton Co.	1,205,000	52,983,850
Helmerich & Payne, Inc.	200	8,008
Hornbeck Offshore Services, Inc.	39,500	915,215
Maverick Tube Corp. (a)	200	7,112
Nabors Industries Ltd. (a)	32,700	1,876,980
National-Oilwell, Inc. (a)	108,200	4,905,788
Noble Corp.	180,200	10,284,014
Oil States International, Inc. (a)	86,400	1,817,856
Pason Systems, Inc.	86,600	2,864,551
Precision Drilling Corp. (a)	144,600	11,074,922
Pride International, Inc. (a)	565,600	13,925,072
Rowan Companies, Inc.	459,100	14,544,288
RPC, Inc.	150,000	3,915,000
Schlumberger Ltd. (NY Shares)	832,980	62,848,341
Smith International, Inc.	391,000	25,125,660
Superior Energy Services, Inc. (a)	115,300	2,211,454
Tenaris SA sponsored ADR	119,300	7,843,975
Transocean, Inc. (a)	345,200	16,735,296
Varco International, Inc. (a)	944,340	35,611,061
Weatherford International Ltd. (a)	315,060	18,780,727
TOTAL ENERGY EQUIPMENT & SERVICES		304,598,170
METALS & MINING - 2.7%
CONSOL Energy, Inc.	28,000	1,283,520
Massey Energy Co.	180,500	7,866,190
Peabody Energy Corp.	225,300	21,876,630
TOTAL METALS & MINING		31,026,340
MULTI-UTILITIES & UNREGULATED POWER - 2.4%
AES Corp. (a)	663,300	11,103,642

	Shares	Value (Note 1)
Dominion Resources, Inc.	151,100	$ 10,883,733
Questar Corp.	90,300	4,787,706
TOTAL MULTI-UTILITIES & UNREGULATED POWER		26,775,081
OIL & GAS - 59.7%
Apache Corp.	147,400	9,268,512
Ashland, Inc.	121,500	7,932,735
BG Group PLC ADR (d)	205,600	8,141,760
BP PLC sponsored ADR	1,154,200	74,930,664
Burlington Resources, Inc.	310,400	15,405,152
Canadian Natural Resources Ltd.	400,200	22,741,107
Chesapeake Energy Corp.	744,300	16,143,867
ChevronTexaco Corp.	50,332	3,124,611
ConocoPhillips	513,986	56,995,908
Delta Petroleum Corp. (a)	75,600	1,169,532
Denbury Resources, Inc. (a)	349,000	11,855,530
EnCana Corp.	570,888	37,864,808
Encore Acquisition Co. (a)	225,500	9,595,025
Energy Partners Ltd. (a)	144,000	3,722,400
ENI Spa sponsored ADR	72,400	9,484,400
Exxon Mobil Corp.	1,200,610	76,010,617
Forest Oil Corp. (a)	421,600	16,864,000
Frontier Oil Corp.	111,500	3,574,690
GMX Resources, Inc. (a)	114,200	1,314,442
Holly Corp.	406,400	15,321,280
Marathon Oil Corp.	176,900	8,374,446
Mission Resources Corp. (a)	579,900	3,954,918
MOL Magyar Olay-es Gazipari RT GDR (a)	12,500	1,090,000
Noble Energy, Inc.	400	27,056
Occidental Petroleum Corp.	323,200	22,711,264
Penn Virginia Corp.	84,200	4,112,328
Penn West Petroleum Ltd.	600	40,827
Pioneer Natural Resources Co.	347,500	14,654,075
Plains Exploration & Production Co. (a)	224,600	7,638,646
Polski Koncern Naftowy Orlen SA unit	33,300	1,061,937
Premcor, Inc.	217,900	11,958,352
Quicksilver Resources, Inc. (a)(d)	259,200	12,902,976
Range Resources Corp.	589,300	14,873,932
Repsol YPF SA sponsored ADR	300	8,199
Royal Dutch Petroleum Co. (NY Shares)	1,300	82,017
Sunoco, Inc.	65,900	6,530,690
Talisman Energy, Inc.	584,500	20,068,568
Total SA sponsored ADR	587,200	69,994,240
Ultra Petroleum Corp. (a)	171,700	9,675,295
Valero Energy Corp.	783,900	55,845,036
Williams Companies, Inc.	480,900	9,055,347
XTO Energy, Inc.	221,200	10,069,024
TOTAL OIL & GAS		686,190,213
TOTAL COMMON STOCKS (Cost $832,782,389)		1,066,917,814
Money Market Funds - 7.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.51% (b)	79,399,575	$ 79,399,575
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	10,653,575	10,653,575
TOTAL MONEY MARKET FUNDS (Cost $90,053,150)		90,053,150
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $922,835,539)		1,156,970,964
NET OTHER ASSETS - (0.7)%		(8,111,194)
NET ASSETS - 100%		$ 1,148,859,770
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	69.2%
Canada	9.1%
United Kingdom	7.2%
France	6.1%
Netherlands Antilles	5.5%
Others (individually less than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (including securities loaned of $10,455,418) (cost $922,835,539) - See accompanying schedule		$ 1,156,970,964
Receivable for investments sold		1,823,410
Receivable for fund shares sold		50,925,814
Dividends receivable		1,273,839
Interest receivable		127,891
Prepaid expenses		1,986
Other affiliated receivables		2,682
Other receivables		102,924
Total assets		1,211,229,510

Liabilities
Payable for investments purchased	$ 48,221,713
Payable for fund shares redeemed	2,885,295
Accrued management fee	385,464
Other affiliated payables	194,812
Other payables and accrued expenses	28,881
Collateral on securities loaned, at value	10,653,575
Total liabilities		62,369,740

Net Assets		$ 1,148,859,770
Net Assets consist of:
Paid in capital		$ 884,236,918
Undistributed net investment income		843,816
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		29,638,251
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		234,140,785
Net Assets, for 29,680,728 shares outstanding		$ 1,148,859,770
Net Asset Value, offering price and redemption price per share ($1,148,859,770 ÷ 29,680,728 shares)		$ 38.71

Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 7,468,679
Interest		432,436
Security lending		93,600
Total income		7,994,715

Expenses
Management fee	$ 2,964,958
Transfer agent fees	1,583,719
Accounting and security lending fees	251,153
Non-interested trustees' compensation	2,796
Custodian fees and expenses	24,909
Registration fees	95,474
Audit	36,557
Legal	863
Miscellaneous	17,817
Total expenses before reductions	4,978,246
Expense reductions	(175,259)	4,802,987
Net investment income (loss)		3,191,728
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	53,585,328
Foreign currency transactions	118,276
Total net realized gain (loss)		53,703,604
Change in net unrealized appreciation (depreciation) on: Investment securities	182,980,077
Assets and liabilities in foreign currencies	5,365
Total change in net unrealized appreciation (depreciation)		182,985,442
Net gain (loss)		236,689,046
Net increase (decrease) in net assets resulting from operations		$ 239,880,774

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,191,728	$ 1,219,346
Net realized gain (loss)	53,703,604	6,310,390
Change in net unrealized appreciation (depreciation)	182,985,442	47,950,484
Net increase (decrease) in net assets resulting from operations	239,880,774	55,480,220
Distributions to shareholders from net investment income	(2,738,124)	(1,208,061)
Distributions to shareholders from net realized gain	(4,765,904)	-
Total distributions	(7,504,028)	(1,208,061)
Share transactions Proceeds from sales of shares	1,019,538,844	134,875,792
Reinvestment of distributions	7,111,138	1,108,208
Cost of shares redeemed	(397,323,594)	(97,775,670)
Net increase (decrease) in net assets resulting from share transactions	629,326,388	38,208,330
Redemption fees	309,685	72,637
Total increase (decrease) in net assets	862,012,819	92,553,126

Net Assets
Beginning of period	286,846,951	194,293,825
End of period (including undistributed net investment income of $843,816 and undistributed net investment income of $205,583, respectively)	$ 1,148,859,770	$ 286,846,951
Other Information Shares
Sold	31,774,046	5,652,220
Issued in reinvestment of distributions	226,801	48,440
Redeemed	(13,136,664)	(4,301,278)
Net increase (decrease)	18,864,183	1,399,382

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 26.52	$ 20.63	$ 23.45	$ 26.41	$ 23.11
Income from Investment Operations
Net investment income (loss) C	.19	.13	.12	.19	.19
Net realized and unrealized gain (loss)	12.43	5.89	(2.81)	(2.44)	6.17
Total from investment operations	12.62	6.02	(2.69)	(2.25)	6.36
Distributions from net investment income	(.17)	(.14)	(.14)	(.04)	(.14)
Distributions from net realized gain	(.28)	-	-	(.69)	(2.97)
Total distributions	(.45)	(.14)	(.14)	(.73)	(3.11)
Redemption fees added to paid in capital C	.02	.01	.01	.02	.05
Net asset value, end of period	$ 38.71	$ 26.52	$ 20.63	$ 23.45	$ 26.41
Total Return A, B	48.07%	29.34%	(11.46)%	(8.57)%	28.84%
Ratios to Average Net Assets D
Expenses before expense reductions	.97%	1.18%	1.22%	1.16%	1.16%
Expenses net of voluntary waivers, if any	.97%	1.18%	1.22%	1.16%	1.16%
Expenses net of all reductions	.93%	1.17%	1.21%	1.12%	1.12%
Net investment income (loss)	.62%	.59%	.54%	.77%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,148,860	$ 286,847	$ 194,294	$ 224,570	$ 262,013
Portfolio turnover rate	91%	33%	73%	119%	117%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Energy Service	38.68%	11.29%	17.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Energy Service Portfolio

Management's Discussion of Fund Performance

Comments from Nathan Strik, Portfolio Manager of Fidelity® Select Energy Service Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12-month period that ended February 28, 2005, the fund gained 38.68%, outpacing the Goldman Sachs® Natural Resources Index, which returned 38.16%, and solidly outdistancing the S&P 500®. Oil and natural gas prices were very strong during the one-year period, hitting 20-year highs. This backdrop helped generate strong profitability and create excess cash flows for oil and natural gas producing companies that they, in turn, spent on energy services such as drilling and exploration. Helping fund performance was Transocean, the world's largest deep-water drilling company, which benefited from an extremely tight supply/demand balance for deep-water rigs. Varco International, which provides capital equipment to rig companies, including machinery repair and spare parts, experienced a rise in profitability due to the increased utilization of drilling rigs. On the downside, land drilling contractor Nabors Industries and oilfield services provider BJ Services detracted the most from performance. The fund was overweighted in both companies, which experienced disappointing results due to weaker-than-expected pricing power and cost pressures.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Service Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Halliburton Co.	9.6
Schlumberger Ltd. (NY Shares)	6.8
Nabors Industries Ltd.	6.7
Pride International, Inc.	6.4
Transocean, Inc.	6.1
Weatherford International Ltd.	6.0
Noble Corp.	5.9
BJ Services Co.	4.8
Varco International, Inc.	4.7
Smith International, Inc.	4.4
61.4
Top Industries as of February 28, 2005
% of fund's net assets
Energy Equipment & Services	90.8%
Oil & Gas	5.5%
All Others *	3.7%

* Includes short-term investments and net other assets.

Annual Report

Energy Service Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (Note 1)
ENERGY EQUIPMENT & SERVICES - 90.8%
Baker Hughes, Inc.	400,636	$ 18,942,070
BJ Services Co.	865,987	43,264,711
Cal Dive International, Inc. (a)	53,700	2,726,886
Carbo Ceramics, Inc.	30,500	2,256,390
Diamond Offshore Drilling, Inc. (d)	467,600	23,146,200
Dril-Quip, Inc. (a)	65,400	2,027,400
ENSCO International, Inc.	394,800	15,902,544
FMC Technologies, Inc. (a)	272,500	9,412,150
GlobalSantaFe Corp.	827,710	31,039,125
Grant Prideco, Inc. (a)	1,316,685	31,811,110
Grey Wolf, Inc. (a)	456,000	2,959,440
Halliburton Co.	1,963,967	86,355,628
Helmerich & Payne, Inc.	197,400	7,903,896
Hornbeck Offshore Services, Inc.	125,300	2,903,201
Hydril Co. (a)	64,200	3,856,494
Key Energy Services, Inc. (a)	126,100	1,742,702
Lone Star Technologies, Inc. (a)	45,500	2,061,605
Maverick Tube Corp. (a)	183,700	6,532,372
Nabors Industries Ltd. (a)	1,048,377	60,176,840
National-Oilwell, Inc. (a)	529,000	23,984,860
Noble Corp.	918,650	52,427,356
Oceaneering International, Inc. (a)	79,700	3,180,030
Offshore Logistics, Inc. (a)	70,200	2,310,282
Oil States International, Inc. (a)	336,000	7,069,440
Patterson-UTI Energy, Inc.	780,300	19,507,500
Precision Drilling Corp. (a)	33,000	2,527,472
Pride International, Inc. (a)	2,330,486	57,376,565
Rowan Companies, Inc.	598,500	18,960,480
RPC, Inc.	124,800	3,257,280
Schlumberger Ltd. (NY Shares)	812,045	61,268,795
Smith International, Inc.	614,328	39,476,717
Superior Energy Services, Inc. (a)	639,500	12,265,610
Transocean, Inc. (a)	1,133,727	54,963,085
Unit Corp. (a)	82,400	3,772,272
Varco International, Inc. (a)	1,122,438	42,327,137
Weatherford International Ltd. (a)	906,305	54,024,841
TOTAL ENERGY EQUIPMENT & SERVICES		813,720,486
OIL & GAS - 5.5%
Forest Oil Corp. (a)	304,300	12,172,000
Quicksilver Resources, Inc. (a)(d)	312,600	15,561,228
Range Resources Corp.	509,600	12,862,304
Valero Energy Corp.	125,700	8,954,868
TOTAL OIL & GAS		49,550,400
TOTAL COMMON STOCKS (Cost $609,250,989)		863,270,886
Money Market Funds - 8.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.51% (b)	45,002,174	$ 45,002,174
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	27,582,625	27,582,625
TOTAL MONEY MARKET FUNDS (Cost $72,584,799)		72,584,799
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $681,835,788)		935,855,685
NET OTHER ASSETS - (4.4)%		(39,603,572)
NET ASSETS - 100%		$ 896,252,113
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.5%
Cayman Islands	9.4%
Netherlands Antilles	6.8%
Others (individually less than 1%)	0.3%
100.0%
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $27,487,874 of which $4,387,855 and $23,100,019 will expire on February 29, 2008 and February 28, 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $26,990,554) (cost $681,835,788) - See accompanying schedule		$ 935,855,685
Receivable for fund shares sold		16,235,738
Dividends receivable		283,155
Interest receivable		80,646
Prepaid expenses		1,940
Other affiliated receivables		3,740
Other receivables		59,660
Total assets		952,520,564

Liabilities
Payable for investments purchased	$ 25,357,879
Payable for fund shares redeemed	2,730,629
Accrued management fee	367,241
Other affiliated payables	203,137
Other payables and accrued expenses	26,940
Collateral on securities loaned, at value	27,582,625
Total liabilities		56,268,451

Net Assets		$ 896,252,113
Net Assets consist of:
Paid in capital		$ 671,975,287
Accumulated net investment loss		(981)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(29,742,090)
Net unrealized appreciation (depreciation) on investments		254,019,897
Net Assets, for 18,126,422 shares outstanding		$ 896,252,113
Net Asset Value, offering price and redemption price per share ($896,252,113 ÷ 18,126,422 shares)		$ 49.44

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 1,861,083
Interest		277,356
Security lending		143,104
Total income		2,281,543

Expenses
Management fee	$ 3,017,915
Transfer agent fees	1,682,270
Accounting and security lending fees	264,080
Non-interested trustees' compensation	2,901
Custodian fees and expenses	17,387
Registration fees	71,281
Audit	36,708
Legal	936
Interest	1,851
Miscellaneous	25,070
Total expenses before reductions	5,120,399
Expense reductions	(88,262)	5,032,137
Net investment income (loss)		(2,750,594)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	26,487,509
Foreign currency transactions	2,318
Total net realized gain (loss)		26,489,827
Change in net unrealized appreciation (depreciation) on investment securities		166,091,313
Net gain (loss)		192,581,140
Net increase (decrease) in net assets resulting from operations		$ 189,830,546

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,750,594)	$ (3,195,142)
Net realized gain (loss)	26,489,827	44,402,569
Change in net unrealized appreciation (depreciation)	166,091,313	23,401,800
Net increase (decrease) in net assets resulting from operations	189,830,546	64,609,227
Share transactions Proceeds from sales of shares	690,238,874	265,018,395
Cost of shares redeemed	(447,731,275)	(321,678,674)
Net increase (decrease) in net assets resulting from share transactions	242,507,599	(56,660,279)
Redemption fees	530,463	312,779
Total increase (decrease) in net assets	432,868,608	8,261,727

Net Assets
Beginning of period	463,383,505	455,121,778
End of period (including accumulated net investment loss of $981 and $0, respectively)	$ 896,252,113	$ 463,383,505
Other Information Shares
Sold	16,952,149	8,283,079
Redeemed	(11,822,799)	(10,594,661)
Net increase (decrease)	5,129,350	(2,311,582)

Financial Highlights

Years ended February 28,	2005	2004 F	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 35.65	$ 29.73	$ 30.75	$ 38.51	$ 28.96
Income from Investment Operations
Net investment income (loss) C	(.20)	(.24)	(.21) D	(.14)	(.14)
Net realized and unrealized gain (loss)	13.95	6.14	(.85)	(7.71)	9.57
Total from investment operations	13.75	5.90	(1.06)	(7.85)	9.43
Redemption fees added to paid in capital C	.04	.02	.04	.09	.12
Net asset value, end of period	$ 49.44	$ 35.65	$ 29.73	$ 30.75	$ 38.51
Total Return A, B	38.68%	19.91%	(3.32)%	(20.15)%	32.98%
Ratios to Average Net Assets E
Expenses before expense reductions	.98%	1.14%	1.15%	1.13%	1.07%
Expenses net of voluntary waivers, if any	.98%	1.14%	1.15%	1.13%	1.07%
Expenses net of all reductions	.96%	1.13%	1.12%	1.07%	1.04%
Net investment income (loss)	(.53)%	(.79)%	(.68)%	(.46)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 896,252	$ 463,384	$ 455,122	$ 526,138	$ 899,651
Portfolio turnover rate	34%	23%	64%	90%	78%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.01 per share.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Gold	0.92%	17.59%	5.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Gold Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Gold Portfolio

Management's Discussion of Fund Performance

Comments from Daniel Dupont, Portfolio Manager of Fidelity® Select Gold Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund returned 0.92%, which fell considerably short of the 38.16% return of the Goldman Sachs® Natural Resources Index and also trailed the S&P 500®. As a group, gold stocks ended the period little changed from where they began it, while energy stocks, which make up roughly three-quarters of the Goldman Sachs index, registered strong gains driven by high crude oil prices. South African holding Harmony Gold was the largest detractor both in absolute terms and compared with the Goldman Sachs index. News that the company planned to acquire rival Gold Fields met with a cold reception from investors. Peru-based Buenaventura also hurt performance. Civil unrest at the company's Yanacocha mine was a negative factor for the stock. On the other hand, Australia-based Newcrest Mining was one of the fund's top contributors. The stock was reasonably valued, and the company executed well in the construction of its Telfer gold and copper mine. As Newcrest's share price rallied, I liquidated the position to lock in profits. Wheaton River Minerals also had a positive impact on performance, as the company was bought out by Goldcorp near the end of the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Goldcorp, Inc.	8.6
Eldorado Gold Corp.	7.1
Gold Fields Ltd. sponsored ADR	6.0
Teck Cominco Ltd. Class B (sub. vtg.)	5.4
Lonmin PLC	5.1
Newmont Mining Corp.	5.1
Kinross Gold Corp.	4.4
Impala Platinum Holdings Ltd.	3.7
Minefinders Corp. Ltd.	3.7
Freeport-McMoRan Copper & Gold, Inc. Class B	3.6
52.7
Top Industries as of February 28, 2005
% of fund's net assets
Gold	58.7%
Precious Metals & Minerals	25.9%
Diversified Metals & Mining	11.4%
All Others *	4.0%

* Includes short-term investments and net other assets.

Annual Report

Gold Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1)
Australia - 0.0%
METALS & MINING - 0.0%
Gold - 0.0%
Sons of Gwalia Ltd. (a)(d)	6,000,000	$ 48
Bermuda - 1.4%
METALS & MINING - 1.4%
Precious Metals & Minerals - 1.4%
Aquarius Platinum Ltd. (Australia)	2,159,345	9,684,017
Canada - 51.5%
METALS & MINING - 51.5%
Diversified Metals & Mining - 6.5%
Fronteer Development Group, Inc. (g)	500,000	1,313,389
Fronteer Development Group, Inc. warrants 2/25/07 (a)(g)	250,000	376,134
Major Drilling Group International, Inc. (a)	600,400	6,181,912
Teck Cominco Ltd. Class B (sub. vtg.)	1,000,000	38,218,006
		46,089,441
Gold - 38.1%
Agnico-Eagle Mines Ltd.	500,000	7,320,929
Alamos Gold, Inc. (a)	3,062,300	9,732,228
Arizona Star Resource Corp. (a)	1,347,300	7,482,269
Aurizon Mines Ltd. (a)	2,500,000	2,999,716
Bema Gold Corp. (a)	1,500,000	4,438,769
Chesapeake Gold Corp. (a)	501,000	2,822,936
Chesapeake Gold Corp. (a)(f)	199,000	1,121,286
Crystallex International Corp. (a)	600,000	2,018,728
Cumberland Resources Ltd. (a)	500,000	770,197
Eldorado Gold Corp. (a)(e)	16,200,000	49,908,792
Gabriel Resources Ltd. (a)(e)	10,610,900	16,344,975
Gabriel Resources Ltd. (a)(e)(f)	1,130,000	1,740,646
Goldcorp, Inc.	4,500,000	60,306,463
Guinor Gold Corp. (a)	7,000,000	5,958,896
High River Gold Mines Ltd. (a)	7,000,000	9,307,228
High River Gold Mines Ltd. (a)(g)	2,500,000	3,324,010
High River Gold Mines Ltd. warrants 10/26/06 (a)	1,500,000	12
IAMGOLD Corp.	950,000	6,816,247
Kinross Gold Corp. (a)(f)	866,666	5,789,718
Kinross Gold Corp. (a)(d)	4,633,334	30,952,752
Kinross Gold Corp. warrants 12/5/07 (a)	1,300,000	411,042
Metallic Ventures Gold, Inc. warrants 3/17/09 (a)	202,750	16,438
Northgate Exploration Ltd. (a)	2,000,000	3,307,795
Orezone Resources, Inc. Class A (a)	4,000,000	5,156,269
Orvana Minerals Corp. (a)	1,000,000	932,344
Placer Dome, Inc.	1,300,000	22,343,832
Richmont Mines, Inc. (a)(e)	1,000,000	3,810,450

	Shares	Value (Note 1)
Wheaton River Minerals Ltd. warrants 8/25/08 (a)	206,450	$ 284,539
Yamana Gold, Inc. (a)	1,000,000	3,291,581
		268,711,087
Precious Metals & Minerals - 6.9%
Aber Diamond Corp.	300,000	10,044,996
IMA Exploration, Inc. (a)	720,000	2,311,565
Intrepid Minerals Corp. (a)(e)	4,512,800	2,524,490
Minefinders Corp. Ltd. (a)(e)	3,618,900	25,936,257
SouthernEra Diamonds, Inc. Class A (a)(e)	7,868,610	2,806,914
Tahera Diamond Corp. (a)	12,300,000	4,786,574
		48,410,796
TOTAL METALS & MINING		363,211,324
Cayman Islands - 2.1%
METALS & MINING - 2.1%
Precious Metals & Minerals - 2.1%
Apex Silver Mines Ltd. (a)(d)	788,600	14,888,768
Mexico - 0.2%
METALS & MINING - 0.2%
Diversified Metals & Mining - 0.2%
Industrias Penoles SA de CV	295,700	1,610,207
Papua New Guinea - 0.5%
METALS & MINING - 0.5%
Gold - 0.5%
Lihir Gold Ltd. (a)	4,000,020	3,613,134
Peru - 4.9%
METALS & MINING - 4.9%
Precious Metals & Minerals - 4.9%
Compania de Minas Buenaventura SA	1,000,000	22,677,721
Compania de Minas Buenaventura SA sponsored ADR	500,000	11,580,000
		34,257,721
South Africa - 17.1%
METALS & MINING - 17.1%
Diversified Metals & Mining - 0.6%
African Rainbow Minerals Ltd. (a)	800,000	4,297,753
Gold - 12.3%
DRDGOLD Ltd. ADR (a)	5,000,000	5,250,000
Gold Fields Ltd. sponsored ADR (d)	3,500,000	42,280,000
Harmony Gold Mining Co. Ltd.	2,911,990	24,868,394
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	1,088,010	9,291,605
Western Areas Ltd. (a)	1,000,000	5,149,065
		86,839,064
Common Stocks - continued
	Shares	Value (Note 1)
South Africa - continued
METALS & MINING - CONTINUED
Precious Metals & Minerals - 4.2%
Impala Platinum Holdings Ltd.	300,000	$ 26,311,724
Northam Platinum Ltd.	2,000,000	3,089,439
		29,401,163
TOTAL METALS & MINING		120,537,980
United Kingdom - 7.2%
METALS & MINING - 7.2%
Diversified Metals & Mining - 0.5%
Southern African Resources PLC (a)	6,000,000	3,719,360
Gold - 1.6%
Randgold Resources Ltd. ADR (a)	793,500	10,863,015
Precious Metals & Minerals - 5.1%
Lonmin PLC	1,823,684	36,175,668
TOTAL METALS & MINING		50,758,043
United States of America - 11.1%
METALS & MINING - 11.1%
Diversified Metals & Mining - 3.6%
Freeport-McMoRan Copper & Gold, Inc. Class B (d)	600,000	25,092,000
Gold - 6.2%
Newmont Mining Corp.	795,624	35,818,992
Newmont Mining Corp. CHESS Depository Interests	672,776	3,017,199
Royal Gold, Inc. (d)	300,000	5,289,000
		44,125,191
Precious Metals & Minerals - 1.3%
Stillwater Mining Co. (a)	800,000	9,104,000
TOTAL METALS & MINING		78,321,191
TOTAL COMMON STOCKS (Cost $598,320,729)		676,882,433
Money Market Funds - 10.2%

Fidelity Cash Central Fund, 2.51% (b)	32,139,928	32,139,928
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	40,033,610	40,033,610
TOTAL MONEY MARKET FUNDS (Cost $72,173,538)		72,173,538
Cash Equivalents - 0.0%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 2.58%, dated 2/28/05 due 3/1/05) (Cost $39,000)	$ 39,003	$ 39,000
TOTAL INVESTMENT PORTFOLIO - 106.2% (Cost $670,533,267)		749,094,971
NET OTHER ASSETS - (6.2)%		(43,878,553)
NET ASSETS - 100%		$ 705,216,418
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,651,650 or 1.2% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,013,533 or 0.7% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fronteer Development Group, Inc.	2/4/05	$ 700,897
Fronteer Development Group, Inc. warrants 2/25/07	2/4/05	$ 0
High River Gold Mines Ltd.	9/27/04	$ 3,144,036
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Eldorado Gold Corp.	$ 5,780,823	$ 37,353,658	$ 1,519,818	$ -	$ 49,908,792
Gabriel Resources Ltd.	25,128,608	1,225,138	-	-	16,344,975
Gabriel Resources Ltd. (144 A)	2,876,933	-	-	-	1,740,646
Intrepid Minerals Corp.	-	4,174,344	-	-	2,524,490
Minefinders Corp. Ltd.	18,720,282	12,196,858	515,092	-	25,936,257
Novagold Resources, Inc.	16,223,745	1,399,637	24,560,624	-	-
Novagold Resources, Inc. (144 A)	3,291,774	-	5,523,469	-	-
Richmont Mines, Inc.	4,462,915	-	-	-	3,810,450
Southern Platinum Corp.	-	3,578,557	10,564,476	-	-
SouthernEra Diamonds, Inc. Class A (formerly SouthernEra Resources Ltd.)	21,179,827	1,680,994	-	-	2,806,914
Total	$ 97,664,907	$ 61,609,186	$ 42,683,479	$ -	$ 103,072,524
Income Tax Information

The fund has a capital loss carryforward of $17,885,787 which was acquired in the merger with Select Precious Metals and Minerals and is available to offset future capital gains of the fund up to $5,961,929 per year as provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (including securities loaned of $39,130,878 and repurchase agreements of $39,000) (cost $670,533,267) - See accompanying schedule		$ 749,094,971
Receivable for investments sold		8,772,385
Receivable for fund shares sold		3,395,909
Dividends receivable		861,571
Interest receivable		32,906
Prepaid expenses		2,557
Other affiliated receivables		22,647
Other receivables		336,993
Total assets		762,519,939

Liabilities
Payable to custodian bank	$ 1,545
Payable for investments purchased	11,354,105
Payable for fund shares redeemed	5,334,825
Accrued management fee	319,230
Other affiliated payables	198,701
Other payables and accrued expenses	61,505
Collateral on securities loaned, at value	40,033,610
Total liabilities		57,303,521

Net Assets		$ 705,216,418
Net Assets consist of:
Paid in capital		$ 617,578,894
Distributions in excess of net investment income		(8,523,093)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		17,596,175
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		78,564,442
Net Assets, for 25,683,353 shares outstanding		$ 705,216,418
Net Asset Value, offering price and redemption price per share ($705,216,418 ÷ 25,683,353 shares)		$ 27.46

Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 5,104,875
Special Dividends		1,006,319
Interest		244,916
Security lending		557,225
		6,913,335
Less foreign taxes withheld		(422,028)
Total income		6,491,307

Expenses
Management fee	$ 3,868,424
Transfer agent fees	2,132,765
Accounting and security lending fees	318,655
Non-interested trustees' compensation	3,350
Custodian fees and expenses	229,489
Registration fees	80,516
Audit	37,531
Legal	1,470
Miscellaneous	42,858
Total expenses before reductions	6,715,058
Expense reductions	(697,424)	6,017,634
Net investment income (loss)		473,673
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $8,458,735 from affiliated issuers)	108,505,272
Foreign currency transactions	(218,667)
Total net realized gain (loss)		108,286,605
Change in net unrealized appreciation (depreciation) on: Investment securities	(109,838,723)
Assets and liabilities in foreign currencies	14,057
Total change in net unrealized appreciation (depreciation)		(109,824,666)
Net gain (loss)		(1,538,061)
Net increase (decrease) in net assets resulting from operations		$ (1,064,388)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 473,673	$ (203,476)
Net realized gain (loss)	108,286,605	99,153,800
Change in net unrealized appreciation (depreciation)	(109,824,666)	37,898,973
Net increase (decrease) in net assets resulting from operations	(1,064,388)	136,849,297
Distributions to shareholders from net investment income	-	(39,692,454)
Share transactions Proceeds from sales of shares	565,734,932	744,412,449
Reinvestment of distributions	-	38,172,690
Cost of shares redeemed	(596,590,373)	(831,737,192)
Net increase (decrease) in net assets resulting from share transactions	(30,855,441)	(49,152,053)
Redemption fees	1,392,457	1,710,255
Total increase (decrease) in net assets	(30,527,372)	49,715,045

Net Assets
Beginning of period	735,743,790	686,028,745
End of period (including distributions in excess of net investment income of $8,523,093 and distributions in excess of net investment income of $26,696,951, respectively)	$ 705,216,418	$ 735,743,790
Other Information Shares
Sold	22,113,910	28,812,773
Issued in reinvestment of distributions	-	1,565,759
Redeemed	(23,466,147)	(33,521,798)
Net increase (decrease)	(1,352,237)	(3,143,266)

Financial Highlights

Years ended February 28,	2005	2004 H	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 27.21	$ 22.73	$ 18.25	$ 12.38	$ 13.45
Income from Investment Operations
Net investment income (loss) C	.02 E	(.01)	.05	.25 D	.07
Net realized and unrealized gain (loss)	.18 F	5.85	4.67	5.78	(1.12)
Total from investment operations	.20	5.84	4.72	6.03	(1.05)
Distributions from net investment income	-	(1.42)	(.36)	(.22)	(.07)
Redemption fees added to paid in capital C	.05	.06	.12	.06	.05
Net asset value, end of period	$ 27.46	$ 27.21	$ 22.73	$ 18.25	$ 12.38
Total Return A, B	.92%	26.79%	26.68%	49.79%	(7.41)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.00%	1.12%	1.18%	1.29%	1.47%
Expenses net of voluntary waivers, if any	1.00%	1.12%	1.18%	1.29%	1.47%
Expenses net of all reductions	.89%	1.04%	1.11%	1.24%	1.43%
Net investment income (loss)	.07% E	(.03)%	.22%	1.76%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 705,216	$ 735,744	$ 686,029	$ 443,849	$ 235,921
Portfolio turnover rate	79%	41%	44%	49%	23%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.08)%.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Natural Gas	52.01%	18.81%	15.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Gas Portfolio

Management's Discussion of Fund Performance

Comments from Jonathan Zang, who became Portfolio Manager of Fidelity® Select Natural Gas Portfolio on January 3, 2005

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months that ended February 28, 2005, Fidelity Select Natural Gas Portfolio had a total return of 52.01%, strongly outpacing both the Goldman Sachs® Natural Resources Index, which posted a 38.16% gain, and the S&P 500®. Astute stock picking among coal companies provided the biggest contribution to the fund's strong performance versus the sector index. Stock selection and overweightings in the oil and gas refining industry and the exploration and production group also boosted returns. Among the strongest performers were such names as oil refiners Valero Energy and Premcor, as well as coal producers Peabody Energy and Massey Energy. Performance was held back somewhat by the fund's significantly underweighted position in integrated oil and gas companies included in the sector index, such as Exxon Mobil, which did well. We had a lighter exposure here partly because of the fund's focus on natural gas and partly because we were able to find better growth opportunities elsewhere. Also detracting was drill rig operator Nabors Industries, which disappointed when its business fundamentals did not improve as much as investors expected.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Gas Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Valero Energy Corp.	8.6
Halliburton Co.	8.2
Nabors Industries Ltd.	8.0
Noble Corp.	6.8
Schlumberger Ltd. (NY Shares)	4.0
BJ Services Co.	3.6
Weatherford International Ltd.	3.5
Transocean, Inc.	3.4
Pride International, Inc.	3.2
ENSCO International, Inc.	3.1
52.4
Top Industries as of February 28, 2005
% of fund's net assets
Energy Equipment & Services	66.6%
Oil & Gas	17.4%
Metals & Mining	6.1%
Machinery	1.6%
All Others *	8.3%

* Includes short-term investments and net other assets.

Annual Report

Natural Gas Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 91.7%
	Shares	Value (Note 1)
ENERGY EQUIPMENT & SERVICES - 66.6%
Atwood Oceanics, Inc. (a)	160,000	$ 11,000,000
Baker Hughes, Inc.	410,000	19,384,800
BJ Services Co.	672,600	33,603,096
Cooper Cameron Corp. (a)	354,900	20,474,181
Diamond Offshore Drilling, Inc.	341,300	16,894,350
ENSCO International, Inc.	734,100	29,569,548
GlobalSantaFe Corp.	304,700	11,426,250
Grant Prideco, Inc. (a)	948,096	22,905,999
Grey Wolf, Inc. (a)	2,004,400	13,008,556
Halliburton Co.	1,774,200	78,011,574
Helmerich & Payne, Inc.	200,000	8,008,000
Nabors Industries Ltd. (a)	1,326,300	76,129,620
Noble Corp.	1,134,900	64,768,743
Patterson-UTI Energy, Inc.	525,700	13,142,500
Precision Drilling Corp. (a)	247,400	18,948,379
Pride International, Inc. (a)	1,222,000	30,085,640
Rowan Companies, Inc.	727,500	23,047,200
Schlumberger Ltd. (NY Shares)	497,400	37,528,830
Smith International, Inc.	55,845	3,588,600
TODCO Class A	300,000	7,557,000
Transocean, Inc. (a)	668,400	32,404,032
Unit Corp. (a)	100,000	4,578,000
Varco International, Inc. (a)	364,000	13,726,440
W-H Energy Services, Inc. (a)	302,615	7,989,036
Weatherford International Ltd. (a)	551,002	32,845,229
TOTAL ENERGY EQUIPMENT & SERVICES		630,625,603
MACHINERY - 1.6%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	400,000	7,406,669
Samsung Heavy Industries Ltd.	1,000,000	8,063,712
TOTAL MACHINERY		15,470,381
METALS & MINING - 6.1%
Massey Energy Co.	456,800	19,907,344
Peabody Energy Corp.	301,850	29,309,635
USEC, Inc.	600,000	8,880,000
TOTAL METALS & MINING		58,096,979
OIL & GAS - 17.4%
General Maritime Corp. (a)	441,200	22,717,388
PetroChina Co. Ltd. sponsored ADR (d)	83,600	5,260,948
Premcor, Inc.	240,600	13,204,128
Range Resources Corp.	618,900	15,621,036
Teekay Shipping Corp.	297,400	14,742,118

	Shares	Value (Note 1)
Top Tankers, Inc.	546,800	$ 11,849,156
Valero Energy Corp.	1,139,300	81,163,732
TOTAL OIL & GAS		164,558,506
TOTAL COMMON STOCKS (Cost $729,415,840)		868,751,469
Money Market Funds - 6.0%

Fidelity Cash Central Fund, 2.51% (b)	53,293,983	53,293,983
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	3,720,075	3,720,075
TOTAL MONEY MARKET FUNDS (Cost $57,014,058)		57,014,058
TOTAL INVESTMENT PORTFOLIO - 97.7% (Cost $786,429,898)		925,765,527
NET OTHER ASSETS - 2.3%		21,772,932
NET ASSETS - 100%		$ 947,538,459
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.6%
Cayman Islands	8.0%
Marshall Islands	5.2%
Netherlands Antilles	4.0%
Canada	2.0%
Korea (South)	1.6%
Others (individually less than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (including securities loaned of $3,643,647) (cost $786,429,898) - See accompanying schedule		$ 925,765,527
Receivable for fund shares sold		36,997,520
Dividends receivable		442,098
Interest receivable		77,177
Prepaid expenses		1,559
Other affiliated receivables		3,366
Other receivables		115,004
Total assets		963,402,251

Liabilities
Payable for investments purchased	$ 9,469,434
Payable for fund shares redeemed	2,077,179
Accrued management fee	370,054
Other affiliated payables	199,642
Other payables and accrued expenses	27,408
Collateral on securities loaned, at value	3,720,075
Total liabilities		15,863,792

Net Assets		$ 947,538,459
Net Assets consist of:
Paid in capital		$ 738,885,660
Distributions in excess of net investment income		(110)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		69,317,280
Net unrealized appreciation (depreciation) on investments		139,335,629
Net Assets, for 27,536,986 shares outstanding		$ 947,538,459
Net Asset Value, offering price and redemption price per share ($947,538,459 ÷ 27,536,986 shares)		$ 34.41

Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 3,635,534
Interest		402,983
Security lending		57,036
Total income		4,095,553

Expenses
Management fee	$ 2,472,690
Transfer agent fees	1,348,941
Accounting and security lending fees	211,780
Non-interested trustees' compensation	2,070
Custodian fees and expenses	13,817
Registration fees	96,565
Audit	36,193
Legal	734
Miscellaneous	15,041
Total expenses before reductions	4,197,831
Expense reductions	(196,643)	4,001,188
Net investment income (loss)		94,365
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	102,501,255
Foreign currency transactions	(56,215)
Total net realized gain (loss)		102,445,040
Change in net unrealized appreciation (depreciation) on: Investment securities	104,647,588
Assets and liabilities in foreign currencies	(548)
Total change in net unrealized appreciation (depreciation)		104,647,040
Net gain (loss)		207,092,080
Net increase (decrease) in net assets resulting from operations		$ 207,186,445

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 94,365	$ (851,098)
Net realized gain (loss)	102,445,040	30,029,071
Change in net unrealized appreciation (depreciation)	104,647,040	20,772,646
Net increase (decrease) in net assets resulting from operations	207,186,445	49,950,619
Distributions to shareholders from net investment income	(399,135)	-
Distributions to shareholders from net realized gain	(8,780,955)	-
Total distributions	(9,180,090)	-
Share transactions Proceeds from sales of shares	897,135,404	201,189,693
Reinvestment of distributions	8,662,735	-
Cost of shares redeemed	(381,169,506)	(189,830,118)
Net increase (decrease) in net assets resulting from share transactions	524,628,633	11,359,575
Redemption fees	428,943	159,700
Total increase (decrease) in net assets	723,063,931	61,469,894

Net Assets
Beginning of period	224,474,528	163,004,634
End of period (including distributions in excess of net investment income of $110 and undistributed net investment income of $1,632, respectively)	$ 947,538,459	$ 224,474,528
Other Information Shares
Sold	31,705,170	10,255,398
Issued in reinvestment of distributions	302,153	-
Redeemed	(14,231,520)	(9,850,376)
Net increase (decrease)	17,775,803	405,022

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 23.00	$ 17.42	$ 17.91	$ 23.26	$ 15.21
Income from Investment Operations
Net investment income (loss) C	.01	(.09)	.05	.14	.10
Net realized and unrealized gain (loss)	11.83	5.65	(.45)	(5.35)	8.22
Total from investment operations	11.84	5.56	(.40)	(5.21)	8.32
Distributions from net investment income	(.02)	-	(.10)	(.03)	(.04)
Distributions from net realized gain	(.44)	-	-	(.13)	(.30)
Total distributions	(.46)	-	(.10)	(.16)	(.34)
Redemption fees added to paid in capital C	.03	.02	.01	.02	.07
Net asset value, end of period	$ 34.41	$ 23.00	$ 17.42	$ 17.91	$ 23.26
Total Return A, B	52.01%	32.03%	(2.17)%	(22.47)%	55.49%
Ratios to Average Net Assets D
Expenses before expense reductions	.98%	1.21%	1.30%	1.17%	1.15%
Expenses net of voluntary waivers, if any	.98%	1.21%	1.30%	1.17%	1.15%
Expenses net of all reductions	.94%	1.14%	1.24%	1.13%	1.10%
Net investment income (loss)	.02%	(.46)%	.27%	.67%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 947,538	$ 224,475	$ 163,005	$ 185,685	$ 421,167
Portfolio turnover rate	190%	171%	108%	68%	94%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Life of FundA
Select Natural Resources	37.51%	14.18%	11.16%

A From March 3, 1997

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Resources Portfolio on March 3, 1997, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Resources Portfolio

Management's Discussion of Fund Performance

Comments from Matt Friedman, Portfolio Manager of Fidelity® Select Natural Resources Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months that ended February 28, 2005, the fund returned 37.51%, modestly underperforming the Goldman Sachs® Natural Resources Index, which gained 38.16%, but outpacing the S&P 500® index, which returned 6.98%. Although the fund had strong absolute returns, it marginally underperformed the sector index due to its higher concentration in energy companies and aggressive positioning for a higher commodity price environment. When oil prices fell temporarily, some of these holdings were adversely affected. However, overall returns were aided during the year by investments in oil services stocks, including Halliburton and Varco International, which benefited from robust drilling activity during the period. Refiners Valero Energy and Holly Corp. also generated strong gains in a positive refining environment. Holdings in large integrated oil and gas companies helped the fund both on an absolute basis and relative to the sector index. On the other hand, investments in metals companies hampered returns. Both gold producer Newmont Mining and Freeport-McMoRan Copper & Gold were hurt by the weak U.S dollar and unfavorable currency translation issues. Several paper-related holdings, including Smurfit-Stone Container and International Paper, held back returns when they were unable to pass on cost increases to their customers, and their profit margins were squeezed.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Resources Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Exxon Mobil Corp.	7.7
BP PLC sponsored ADR	7.0
ConocoPhillips	6.0
Newmont Mining Corp.	5.5
Halliburton Co.	4.1
Total SA sponsored ADR	3.5
Schlumberger Ltd. (NY Shares)	3.3
Varco International, Inc.	3.3
EnCana Corp.	3.2
Valero Energy Corp.	2.9
46.5
Top Industries as of February 28, 2005
% of fund's net assets
Oil & Gas	50.0%
Energy Equipment & Services	22.3%
Metals & Mining	16.0%
Paper & Forest Products	3.3%
Containers & Packaging	2.3%
All Others *	6.1%

* Includes short-term investments and net other assets.

Annual Report

Natural Resources Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 0.4%
Chicago Bridge & Iron Co. NV (NY Shares)	29,400	$ 1,276,254
CONTAINERS & PACKAGING - 2.3%
Packaging Corp. of America	53,000	1,299,560
Smurfit-Stone Container Corp. (a)	348,312	5,792,429
TOTAL CONTAINERS & PACKAGING		7,091,989
ELECTRIC UTILITIES - 0.1%
PPL Corp.	3,400	185,436
ELECTRICAL EQUIPMENT - 0.2%
Hydrogenics Corp. (a)	152,258	666,580
ENERGY EQUIPMENT & SERVICES - 22.3%
Baker Hughes, Inc.	30,990	1,465,207
BJ Services Co.	800	39,968
Cooper Cameron Corp. (a)	24,600	1,419,174
Grant Prideco, Inc. (a)	124,500	3,007,920
Halliburton Co.	288,400	12,680,948
Hornbeck Offshore Services, Inc.	10,700	247,919
Nabors Industries Ltd. (a)	22,500	1,291,500
National-Oilwell, Inc. (a)	43,500	1,972,290
Noble Corp.	57,700	3,292,939
Oil States International, Inc. (a)	44,300	932,072
Pason Systems, Inc.	5,900	195,160
Precision Drilling Corp. (a)	51,100	3,913,752
Pride International, Inc. (a)	104,400	2,570,328
RPC, Inc.	7,600	198,360
Schlumberger Ltd. (NY Shares)	135,026	10,187,712
Smith International, Inc.	91,100	5,854,086
Superior Energy Services, Inc. (a)	61,900	1,187,242
Tenaris SA sponsored ADR	14,500	953,375
Transocean, Inc. (a)	86,600	4,198,368
Varco International, Inc. (a)	268,360	10,119,856
Weatherford International Ltd. (a)	54,195	3,230,564
TOTAL ENERGY EQUIPMENT & SERVICES		68,958,740
MACHINERY - 0.4%
Bucyrus International, Inc. Class A	28,970	1,258,167
METALS & MINING - 16.0%
Alcan, Inc.	83,600	3,338,036
Alcoa, Inc.	172,900	5,553,548
Apex Silver Mines Ltd. (a)	35,400	668,352
Breakwater Resources Ltd. (a)	1,049,100	629,400
Caemi Mineracao E Metalurgia SA (PN) (a)	671,000	684,086
Cameco Corp.	51,000	2,321,659
Cleveland-Cliffs, Inc. (d)	18,300	1,470,405
Companhia Vale do Rio Doce sponsored ADR	400	14,000
CONSOL Energy, Inc.	37,500	1,719,000

	Shares	Value (Note 1)
Freeport-McMoRan Copper & Gold, Inc. Class B	30,363	$ 1,269,781
Industrias Penoles SA de CV	94,600	515,135
Inmet Mining Corp. (a)	185,300	2,864,868
Massey Energy Co.	34,900	1,520,942
Newmont Mining Corp.	376,100	16,932,022
Peabody Energy Corp.	59,900	5,816,290
Siderurgica Nacional Compania ADR	29,000	747,620
Stillwater Mining Co. (a)	38,500	438,130
Teck Cominco Ltd. Class B (sub. vtg.)	75,500	2,885,459
TOTAL METALS & MINING		49,388,733
MULTI-UTILITIES & UNREGULATED POWER - 0.3%
Questar Corp.	14,800	784,696
OIL & GAS - 50.0%
Amerada Hess Corp.	300	30,120
Apache Corp.	49,300	3,099,984
Ashland, Inc.	19,900	1,299,271
BG Group PLC ADR	51,500	2,039,400
BP PLC sponsored ADR	331,464	21,518,643
Canadian Natural Resources Ltd.	72,200	4,102,718
Chesapeake Energy Corp.	155,000	3,361,950
ChevronTexaco Corp.	4,632	287,555
ConocoPhillips	167,882	18,616,435
Denbury Resources, Inc. (a)	71,500	2,428,855
EnCana Corp.	147,542	9,785,894
Encore Acquisition Co. (a)	21,000	893,550
Energy Partners Ltd. (a)	26,700	690,195
ENI Spa sponsored ADR	9,400	1,231,400
Exxon Mobil Corp.	374,596	23,715,671
Forest Oil Corp. (a)	123,600	4,944,000
Frontier Oil Corp.	36,900	1,183,014
Holly Corp.	83,200	3,136,640
Marathon Oil Corp.	61,500	2,911,410
Mission Resources Corp. (a)	212,600	1,449,932
Noble Energy, Inc.	100	6,764
Occidental Petroleum Corp.	92,000	6,464,840
Petro-Canada	500	27,691
Plains Exploration & Production Co. (a)	127,500	4,336,275
Premcor, Inc.	37,200	2,041,536
Quicksilver Resources, Inc. (a)(d)	61,500	3,061,470
Range Resources Corp.	151,500	3,823,860
Talisman Energy, Inc.	62,100	2,132,178
Tesoro Petroleum Corp. (a)	33,300	1,229,769
Total SA sponsored ADR	90,100	10,739,920
Ultra Petroleum Corp. (a)	20,500	1,155,175
Valero Energy Corp.	126,500	9,011,860
Williams Companies, Inc.	113,100	2,129,673
XTO Energy, Inc.	34,300	1,561,336
TOTAL OIL & GAS		154,448,984
Common Stocks - continued
	Shares	Value (Note 1)
PAPER & FOREST PRODUCTS - 3.3%
Canfor Corp. (a)	341	$ 5,012
Georgia-Pacific Corp.	84,500	3,025,945
International Paper Co.	107,700	4,022,595
Tembec, Inc. (a)	483,500	2,610,653
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	38,500	569,800
TOTAL PAPER & FOREST PRODUCTS		10,234,005
TOTAL COMMON STOCKS (Cost $239,021,856)		294,293,584
Money Market Funds - 7.0%

Fidelity Cash Central Fund, 2.51% (b)	17,297,693	17,297,693
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	4,177,850	4,177,850
TOTAL MONEY MARKET FUNDS (Cost $21,475,543)		21,475,543
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $260,497,399)		315,769,127
NET OTHER ASSETS - (2.3)%		(7,073,978)
NET ASSETS - 100%		$ 308,695,149
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	70.5%
Canada	11.9%
United Kingdom	7.6%
France	3.5%
Netherlands Antilles	3.3%
Cayman Islands	1.3%
Others (individually less than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (including securities loaned of $4,153,279) (cost $260,497,399) - See accompanying schedule		$ 315,769,127
Foreign currency held at value (cost $704,305)		704,305
Receivable for investments sold		3,238,870
Receivable for fund shares sold		18,334,662
Dividends receivable		425,925
Interest receivable		27,146
Prepaid expenses		524
Receivable from investment advisor for reimbursement		15,300
Other affiliated receivables		534
Other receivables		36,943
Total assets		338,553,336

Liabilities
Payable for investments purchased	$ 20,774,953
Payable for fund shares redeemed	4,701,211
Accrued management fee	111,513
Other affiliated payables	63,953
Other payables and accrued expenses	28,707
Collateral on securities loaned, at value	4,177,850
Total liabilities		29,858,187

Net Assets		$ 308,695,149
Net Assets consist of:
Paid in capital		$ 248,015,561
Undistributed net investment income		265,156
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,138,972
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		55,275,460
Net Assets, for 15,381,978 shares outstanding		$ 308,695,149
Net Asset Value, offering price and redemption price per share ($308,695,149 ÷ 15,381,978 shares)		$ 20.07

Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 2,085,530
Interest		103,274
Security lending		15,048
Total income		2,203,852

Expenses
Management fee	$ 821,532
Transfer agent fees	483,677
Accounting and security lending fees	71,980
Non-interested trustees' compensation	696
Custodian fees and expenses	22,211
Registration fees	40,316
Audit	35,046
Legal	238
Miscellaneous	6,982
Total expenses before reductions	1,482,678
Expense reductions	(58,271)	1,424,407
Net investment income (loss)		779,445
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	9,781,027
Investment not meeting investment restrictions	(15,300)
Foreign currency transactions	3,528
Payment from investment advisor for losses on investment not meeting investment restrictions	15,300
Total net realized gain (loss)		9,784,555
Change in net unrealized appreciation (depreciation) on: Investment securities	45,863,453
Assets and liabilities in foreign currencies	4,501
Total change in net unrealized appreciation (depreciation)		45,867,954
Net gain (loss)		55,652,509
Net increase (decrease) in net assets resulting from operations		$ 56,431,954

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 779,445	$ 92,301
Net realized gain (loss)	9,784,555	1,613,921
Change in net unrealized appreciation (depreciation)	45,867,954	10,256,442
Net increase (decrease) in net assets resulting from operations	56,431,954	11,962,664
Distributions to shareholders from net investment income	(635,882)	-
Distributions to shareholders from net realized gain	(2,792,186)	-
Total distributions	(3,428,068)	-
Share transactions Proceeds from sales of shares	304,667,076	63,168,537
Reinvestment of distributions	3,297,926	-
Cost of shares redeemed	(129,149,815)	(25,574,269)
Net increase (decrease) in net assets resulting from share transactions	178,815,187	37,594,268
Redemption fees	98,410	23,182
Total increase (decrease) in net assets	231,917,483	49,580,114

Net Assets
Beginning of period	76,777,666	27,197,552
End of period (including undistributed net investment income of $265,156 and undistributed net investment income of $99,061, respectively)	$ 308,695,149	$ 76,777,666
Other Information Shares
Sold	18,022,560	4,674,705
Issued in reinvestment of distributions	195,626	-
Redeemed	(7,987,419)	(1,987,519)
Net increase (decrease)	10,230,767	2,687,186

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 14.90	$ 11.04	$ 12.78	$ 14.11	$ 11.71
Income from Investment Operations
Net investment income (loss) C	.09	.03	- F	.05	.04
Net realized and unrealized gain (loss)	5.42	3.82	(1.73)	(.98)	3.33
Total from investment operations	5.51	3.85	(1.73)	(.93)	3.37
Distributions from net investment income	(.07)	-	(.02)	(.01)	(.01)
Distributions from net realized gain	(.28)	-	-	(.40)	(.99)
Total distributions	(.35)	-	(.02)	(.41)	(1.00)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.03
Net asset value, end of period	$ 20.07	$ 14.90	$ 11.04	$ 12.78	$ 14.11
Total Return A, B	37.51%	34.96%	(13.48)%	(6.73)%	29.57%
Ratios to Average Net Assets D
Expenses before expense reductions	1.04%	1.59%	1.75%	1.61%	1.70%
Expenses net of voluntary waivers, if any	1.04%	1.59%	1.75%	1.61%	1.70%
Expenses net of all reductions	1.00%	1.59%	1.72%	1.56%	1.67%
Net investment income (loss)	.55%	.24%	.01%	.36%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 308,695	$ 76,778	$ 27,198	$ 27,962	$ 23,006
Portfolio turnover rate	101%	32%	70%	115%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E For the year ended February 29.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Paper and Forest Products Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products	0.37%	7.72%	7.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Paper and Forest Products Portfolio

Management's Discussion of Fund Performance

Comments from Anmol Mehra, Portfolio Manager of Fidelity® Select Paper and Forest Products Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund returned 0.37%, compared with 38.16% for the Goldman Sachs® Natural Resources Index. The fund also finished well off the pace of the S&P 500®. Paper and forest stocks suffered from tepid demand in the paper products area, while energy stocks, comprising approximately three-quarters of the Goldman Sachs index, were boosted by high crude oil prices. Smurfit-Stone Container - a maker of containerboard and the fund's largest holding at period end - was its largest detractor compared with the sector index and the fourth-largest detractor in absolute terms. Despite narrowing its fourth-quarter loss, costs associated with the severe hurricane season of 2004 delayed the company's earnings recovery. Meanwhile, the stock of newsprint manufacturer Bowater declined due to disappointing demand. On the positive side, containerboard maker Temple-Inland was the fund's top absolute contributor. In addition to benefiting from comparatively strong supply and demand conditions, there was speculation that the company might be taken over. Also aiding the fund's performance was building and paper products stock Georgia-Pacific, the beneficiary of a relatively healthy housing industry, progress in repairing its balance sheet and easing concerns about its potential asbestos liability.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Paper and Forest Products Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Smurfit-Stone Container Corp.	9.9
International Paper Co.	8.4
Bowater, Inc.	7.9
Georgia-Pacific Corp.	7.5
Packaging Corp. of America	6.7
Temple-Inland, Inc.	5.4
Weyerhaeuser Co.	4.9
MeadWestvaco Corp.	4.4
Sealed Air Corp.	4.4
Plum Creek Timber Co., Inc.	3.4
62.9
Top Industries as of February 28, 2005
% of fund's net assets
Paper & Forest Products	50.3%
Containers & Packaging	34.6%
Real Estate	6.2%
Household Products	3.2%
Building Products	1.1%
All Others *	4.6%

* Includes short-term investments and net other assets.

Annual Report

Paper and Forest Products Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 1.1%
Trex Co., Inc. (a)	5,000	$ 227,550
Universal Forest Products, Inc.	1,700	66,555
TOTAL BUILDING PRODUCTS		294,105
CONTAINERS & PACKAGING - 34.6%
Bemis Co., Inc.	29,400	877,296
Caraustar Industries, Inc. (a)	17,100	244,359
Longview Fibre Co.	2,800	47,040
Owens-Illinois, Inc. (a)	12,500	311,125
Packaging Corp. of America	75,600	1,853,712
Pactiv Corp. (a)	3,300	74,613
Sealed Air Corp. (a)	23,200	1,212,664
Smurfit-Stone Container Corp. (a)	164,770	2,740,125
Sonoco Products Co.	24,900	724,092
Temple-Inland, Inc.	18,800	1,507,760
TOTAL CONTAINERS & PACKAGING		9,592,786
HOUSEHOLD PRODUCTS - 3.2%
Kimberly-Clark Corp.	13,600	897,328
MACHINERY - 0.5%
Albany International Corp. Class A	3,900	125,775
PAPER & FOREST PRODUCTS - 50.3%
Abitibi-Consolidated, Inc.	118,200	548,141
Aracruz Celulose SA sponsored ADR	1,800	68,976
Bowater, Inc.	56,100	2,178,363
Buckeye Technologies, Inc. (a)	33,800	404,586
Canfor Corp. (a)	27,800	408,621
Cascades, Inc.	27,000	281,941
Domtar, Inc.	39,800	359,134
Georgia-Pacific Corp.	58,200	2,084,142
International Paper Co.	62,600	2,338,110
Louisiana-Pacific Corp.	27,500	722,425
MeadWestvaco Corp.	38,900	1,219,904
Mercer International, Inc. (SBI) (a)	14,500	138,040
Pope & Talbot, Inc.	6,800	110,160
Potlatch Corp.	7,300	336,895
Sappi Ltd. sponsored ADR	10,000	134,200
Sino-Forest Corp. (a)	66,700	229,823
Tembec, Inc. (a)	66,500	359,066
Wausau-Mosinee Paper Corp.	31,800	479,544
West Fraser Timber Co. Ltd.	4,300	182,221
Weyerhaeuser Co.	20,200	1,351,986
TOTAL PAPER & FOREST PRODUCTS		13,936,278
REAL ESTATE - 6.2%
Plum Creek Timber Co., Inc.	25,000	938,750
Rayonier, Inc.	16,225	778,800
TOTAL REAL ESTATE		1,717,550

	Shares	Value (Note 1)
SPECIALTY RETAIL - 0.3%
OfficeMax, Inc. Delaware	2,300	$ 72,611
TRADING COMPANIES & DISTRIBUTORS - 0.8%
BlueLinx Corp.	13,700	210,843
TOTAL COMMON STOCKS (Cost $26,612,773)		26,847,276
Money Market Funds - 5.1%

Fidelity Cash Central Fund, 2.51% (b) (Cost $1,432,523)	1,432,523	1,432,523
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $28,045,296)		28,279,799
NET OTHER ASSETS - (2.1)%		(595,070)
NET ASSETS - 100%		$ 27,684,729
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $6,352,793 of which $3,495,043 and $2,857,750 will expire on February 28, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Paper and Forest Products Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005
Assets
Investment in securities, at value (cost $28,045,296) - See accompanying schedule		$ 28,279,799
Receivable for investments sold		27,033
Receivable for fund shares sold		178,563
Dividends receivable		56,611
Interest receivable		2,004
Prepaid expenses		106
Receivable from investment adviser for expense reductions		1,543
Other receivables		946
Total assets		28,546,605

Liabilities
Payable for investments purchased	$ 750,661
Payable for fund shares redeemed	63,959
Accrued management fee	12,445
Other affiliated payables	8,865
Other payables and accrued expenses	25,946
Total liabilities		861,876

Net Assets		$ 27,684,729
Net Assets consist of:
Paid in capital		$ 33,918,912
Undistributed net investment income		16,344
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,485,200)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		234,673
Net Assets, for 875,010 shares outstanding		$ 27,684,729
Net Asset Value, offering price and redemption price per share ($27,684,729 ÷ 875,010 shares)		$ 31.64

Statement of Operations

	Year ended February 28, 2005
Investment Income
Dividends		$ 442,107
Interest		9,199
Security lending		1,464
Total income		452,770

Expenses
Management fee	$ 149,026
Transfer agent fees	99,864
Accounting and security lending fees	27,238
Non-interested trustees' compensation	138
Custodian fees and expenses	12,432
Registration fees	18,665
Audit	34,580
Legal	57
Miscellaneous	2,463
Total expenses before reductions	344,463
Expense reductions	(7,518)	336,945
Net investment income (loss)		115,825
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,464,642
Foreign currency transactions	(2,470)
Total net realized gain (loss)		1,462,172
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,789,730)
Assets and liabilities in foreign currencies	(2,643)
Total change in net unrealized appreciation (depreciation)		(1,792,373)
Net gain (loss)		(330,201)
Net increase (decrease) in net assets resulting from operations		$ (214,376)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Paper and Forest Products Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 115,825	$ (38,433)
Net realized gain (loss)	1,462,172	2,462,808
Change in net unrealized appreciation (depreciation)	(1,792,373)	2,494,217
Net increase (decrease) in net assets resulting from operations	(214,376)	4,918,592
Distributions to shareholders from net investment income	(95,718)	-
Share transactions Proceeds from sales of shares	26,886,142	26,995,138
Reinvestment of distributions	91,507	-
Cost of shares redeemed	(27,831,332)	(24,424,891)
Net increase (decrease) in net assets resulting from share transactions	(853,683)	2,570,247
Redemption fees	30,169	21,236
Total increase (decrease) in net assets	(1,133,608)	7,510,075

Net Assets
Beginning of period	28,818,337	21,308,262
End of period (including undistributed net investment income of $16,344 and $0, respectively)	$ 27,684,729	$ 28,818,337
Other Information Shares
Sold	855,530	930,389
Issued in reinvestment of distributions	2,810	-
Redeemed	(894,069)	(904,918)
Net increase (decrease)	(35,729)	25,471

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 31.64	$ 24.07	$ 28.78	$ 25.00	$ 22.17
Income from Investment Operations
Net investment income (loss) C	.14	(.05)	(.02)	.11	.20
Net realized and unrealized gain (loss)	(.06)	7.59	(4.74)	3.71	2.64
Total from investment operations	.08	7.54	(4.76)	3.82	2.84
Distributions from net investment income	(.12)	-	-	(.16)	(.15)
Redemption fees added to paid in capital C	.04	.03	.05	.12	.14
Net asset value, end of period	$ 31.64	$ 31.64	$ 24.07	$ 28.78	$ 25.00
Total Return A, B	.37%	31.45%	(16.37)%	15.82%	13.48%
Ratios to Average Net Assets D
Expenses before expense reductions	1.33%	2.01%	1.81%	1.82%	2.10%
Expenses net of voluntary waivers, if any	1.32%	2.01%	1.81%	1.82%	2.10%
Expenses net of all reductions	1.30%	1.94%	1.73%	1.69%	2.03%
Net investment income (loss)	.45%	(.20)%	(.07)%	.42%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,685	$ 28,818	$ 21,308	$ 26,076	$ 15,252
Portfolio turnover rate	65%	188%	201%	247%	318%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2005

1. Significant Accounting Policies.

Energy Portfolio, Energy Service Portfolio, Gold Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, and Paper and Forest Products Portfolio (the funds) are funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. The Gold Portfolio and Natural Resources Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund's investments are valued as of these times for the purpose of computing the fund's hourly NAV. Fidelity may suspend the calculation of one or more hourly NAVs for any period in which prices for a portion of the stocks or securities held by the funds are not readily available.

Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Energy Portfolio	$ 924,890,157	$ 232,534,680	$ (453,873)	$ 232,080,807
Energy Service Portfolio	684,090,005	252,236,496	(470,816)	251,765,680
Gold Portfolio	715,830,785	96,013,268	(62,749,082)	33,264,186
Natural Gas Portfolio	787,988,212	138,314,773	(537,458)	137,777,315
Natural Resources Portfolio	261,472,232	55,707,607	(1,410,712)	54,296,895
Paper and Forest Products Portfolio	28,177,529	1,571,102	(1,468,832)	102,270
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Energy Portfolio	$ 9,533,340	$ 16,560,204	$ -
Energy Service Portfolio	-	-	(27,487,874)
Gold Portfolio	8,333,188	46,041,945	-*
Natural Gas Portfolio	36,109,276	32,354,132	-
Natural Resources Portfolio	2,589,730	2,889,393	-
Paper and Forest Products Portfolio	16,356	-	(6,352,793)

* The fund has a capital loss carryforward of $17,885,787 which was acquired in the merger with Select Precious Metals and Minerals and is available to offset future capital gains of the fund up to $5,961,929 per year as provided by regulations.

The tax character of distributions paid was as follows:

February 28, 2005
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 2,738,124	$ 4,765,904	$ 7,504,028
Natural Gas Portfolio	399,135	8,780,955	9,180,090
Natural Resources Portfolio	1,034,766	2,393,302	3,428,068
Paper and Forest Products Portfolio	95,718	-	95,718
February 29, 2004
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 1,208,061	$ -	$ 1,208,061
Gold Portfolio	39,692,454	-	39,692,454

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	1,021,895,637	468,328,660
Energy Service Portfolio	398,100,725	177,919,472
Gold Portfolio	528,466,601	569,621,270
Natural Gas Portfolio	1,256,870,304	809,727,732
Natural Resources Portfolio	310,772,764	145,598,920
Paper and Forest Products Portfolio	17,337,473	16,686,074

Natural Resources Portfolio realized a loss on the sale of an investment not meeting the investment restrictions of the fund. The loss was fully reimbursed by the fund's investment advisor.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.27%	.58%
Energy Service Portfolio	.30%	.27%	.58%
Gold Portfolio	.30%	.27%	.57%
Natural Gas Portfolio	.30%	.27%	.58%
Natural Resources Portfolio	.30%	.27%	.58%
Paper and Forest Products Portfolio	.30%	.27%	.57%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Energy Portfolio	$ 10,735
Energy Service Portfolio	3,142
Gold Portfolio	23,695
Natural Gas Portfolio	1,370
Natural Resources Portfolio	363
Paper and Forest Products Portfolio	465

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.31%
Energy Service Portfolio	.32%
Gold Portfolio	.32%
Natural Gas Portfolio	.32%
Natural Resources Portfolio	.34%
Paper and Forest Products Portfolio	.38%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Energy Portfolio	$ 431,072
Energy Service Portfolio	276,873
Gold Portfolio	251,804
Natural Gas Portfolio	402,563
Natural Resources Portfolio	103,263
Paper and Forest Products Portfolio	9,159

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Energy Portfolio	$ 6,915
Energy Service Portfolio	9,638
Gold Portfolio	15,713
Natural Gas Portfolio	9,098
Natural Resources Portfolio	2,820
Paper and Forest Portfolio	495

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$ 9,913
Energy Service Portfolio	5,103
Gold Portfolio	2,550
Natural Gas Portfolio	10,653
Natural Resources Portfolio	9,551
Paper and Forest Products Portfolio	5,916

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Service Portfolio	Borrower	$ 8,551,833	1.30%	$ 1,851

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

FMR voluntarily agreed to reimburse certain funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Paper and Forest Products Portfolio	1.25%* - 2.50%	$ 1,543

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction
Energy Portfolio	$ 174,742	$ -	$ 517
Energy Service Portfolio	87,845	-	417
Gold Portfolio	655,277	39,845	2,302
Natural Gas Portfolio	195,753	410	480
Natural Resources Portfolio	57,662	78	531
Paper and Forest Products Portfolio	5,975	-	-

8. Other.

The funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

At the end of the period, certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares of the following funds:

	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Paper and Forest Products Portfolio	1	14

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Gold Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, and Paper and Forest Products Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Energy Portfolio, Energy Service Portfolio, Gold Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, and Paper and Forest Products Portfolio (funds of Fidelity Select Portfolios) at February 28, 2005, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Energy (2001-present), Energy Service (2001-present), Gold (2001-present), Natural Gas (2001-present), Natural Resources (2001-present), and Paper and Forest Products (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002-present) and Chief Financial Officer (2002-present) of FMR Corp. Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies, Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holdings S.p.A. (telecommunications (Milan, Italy) 2004-present) and Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004) and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most re-cently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (43)

Year of Election or Appointment: 2005

Deputy Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986, 1993, or 1997

Assistant Treasurer of Energy (1986), Energy Service (1986), Gold (1986), Natural Gas (1993), Natural Resources (1997), and Paper and Forest Products (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Energy, Energy Service, Gold, Natural Gas, Natural Resources, and Paper and Forest Products. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Energy	4/11/05	4/8/05	$.02	$ .70
Gold	4/11/05	4/8/05	$.02	$ 1.42
Natural Gas	4/11/05	4/8/05	$-	$ 2.24
Natural Resources	4/11/05	4/8/05	$.01	$ .28

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year indicated or for dividends for the taxable year ended 2005, if subsequently determined to be different, the net capital gain of such year; and for dividends for the taxable year ended 2004, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

	February 28, 2005	February 29, 2004
Energy	$ 21,326,108	$0
Gold	$ 46,041,945	$0
Natural Gas	$ 41,135,087	$0
Natural Resources	$ 5,282,696	$0

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Energy	100%
Natural Gas	100%
Natural Resources	100%
Paper and Forest Products	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Energy	100%
Natural Gas	100%
Natural Resources	100%
Paper and Forest Products	100%

The funds will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on March 24, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	9,314,364,721.61	70.523
Against	2,486,143,584.96	18.823
Abstain	489,189,430.66	3.704
Broker Non-Votes	917,940,491.14	6.950
TOTAL	13,207,638,228.37	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	12,369,521,674.13	93.654
Withheld	838,116,554.24	6.346
TOTAL	13,207,638,228.37	100.000
Ralph F. Cox
Affirmative	12,353,429,984.36	93.532
Withheld	854,208,244.01	6.468
TOTAL	13,207,638,228.37	100.000
Laura B. Cronin
Affirmative	12,360,172,516.31	93.584
Withheld	847,465,712.06	6.416
TOTAL	13,207,638,228.37	100.000
Robert M. Gates
Affirmative	12,356,402,798.10	93.555
Withheld	851,235,430.27	6.445
TOTAL	13,207,638,228.37	100.000
George H. Heilmeier
Affirmative	12,365,687,775.19	93.625
Withheld	841,950,453.18	6.375
TOTAL	13,207,638,228.37	100.000
Abigail P. Johnson
Affirmative	12,335,958,829.63	93.400
Withheld	871,679,398.74	6.600
TOTAL	13,207,638,228.37	100.000
Edward C. Johnson 3d
Affirmative	12,337,734,780.99	93.414
Withheld	869,903,447.38	6.586
TOTAL	13,207,638,228.37	100.000
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	12,360,750,886.49	93.588
Withheld	846,887,341.88	6.412
TOTAL	13,207,638,228.37	100.000
Marie L. Knowles
Affirmative	12,367,215,661.94	93.637
Withheld	840,422,566.43	6.363
TOTAL	13,207,638,228.37	100.000
Ned C. Lautenbach
Affirmative	12,369,405,974.85	93.653
Withheld	838,232,253.52	6.347
TOTAL	13,207,638,228.37	100.000
Marvin L. Mann
Affirmative	12,358,339,601.76	93.570
Withheld	849,298,626.61	6.430
TOTAL	13,207,638,228.37	100.000
William O. McCoy
Affirmative	12,358,409,929.20	93.570
Withheld	849,228,299.17	6.430
TOTAL	13,207,638,228.37	100.000
Robert L. Reynolds
Affirmative	12,369,327,462.49	93.653
Withheld	838,310,765.88	6.347
TOTAL	13,207,638,228.37	100.000
William S. Stavropoulos
Affirmative	12,365,850,786.06	93.627
Withheld	841,787,442.31	6.373
TOTAL	13,207,638,228.37	100.000
PROPOSAL 3
To amend the fundamental investment limitation concerning lending for each fund.
	# of Votes	% of Votes
Energy
Affirmative	147,523,451.47	78.716
Against	21,108,673.80	11.263
Abstain	8,920,239.88	4.760
Broker Non-Votes	9,859,649.80	5.261
TOTAL	187,412,014.95	100.000
Energy Service
Affirmative	185,592,573.43	73.670
Against	35,539,717.99	14.108
Abstain	11,568,998.39	4.592
Broker Non-Votes	19,222,172.48	7.630
TOTAL	251,923,462.29	100.000
	# of Votes	% of Votes
Gold
Affirmative	338,920,550.36	72.263
Against	85,458,440.11	18.221
Abstain	25,525,254.84	5.442
Broker Non-Votes	19,109,003.76	4.074
TOTAL	469,013,249.07	100.000
TOTAL	89,860,000.62	100.000
Natural Gas
Affirmative	126,439,451.65	76.684
Against	21,826,432.45	13.237
Abstain	8,545,764.22	5.183
Broker Non-Votes	8,072,812.69	4.896
TOTAL	164,884,461.01	100.000
Natural Resources
Affirmative	36,547,387.42	82.674
Against	4,797,828.25	10.853
Abstain	1,726,684.84	3.906
Broker Non-Votes	1,134,744.09	2.567
TOTAL	44,206,644.60	100.000
Paper and Forest Products
Affirmative	10,260,098.79	72.683
Against	1,773,109.28	12.561
Abstain	1,302,282.46	9.225
Broker Non-Votes	780,718.08	5.531
TOTAL	14,116,208.61	100.000
Broker Non-Votes	35,924,835.02	6.713
TOTAL	535,152,432.23	100.000

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SELNR-UANN-0405
1.813647.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Select Portfolios®

Technology Sector

Business Services and Outsourcing

Computers

Developing Communications

Electronics

Networking and Infrastructure

Software and Computer Services

Technology

Annual Report

February 28, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>
Fund Updates*
Technology Sector
Business Services and Outsourcing	<Click Here>
Computers	<Click Here>
Developing Communications	<Click Here>
Electronics	<Click Here>
Networking and Infrastructure	<Click Here>
Software and Computer Services	<Click Here>
Technology	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Summary, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Select Portfolios

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions or certain exchanges of shares purchased prior to October 12, 1990, redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2004 to February 28, 2005).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2004	Ending Account Value February 28, 2005	Expenses Paid During Period* September 1, 2004 to February 28, 2005
Business Services and Outsourcing Portfolio
Actual	$ 1,000.00	$ 1,107.10	$ 6.27
HypotheticalA	$ 1,000.00	$ 1,018.84	$ 6.01
Computers Portfolio
Actual	$ 1,000.00	$ 1,212.80	$ 5.76
HypotheticalA	$ 1,000.00	$ 1,019.59	$ 5.26
Developing Communications Portfolio
Actual	$ 1,000.00	$ 1,145.20	$ 5.58
HypotheticalA	$ 1,000.00	$ 1,019.59	$ 5.26
Electronics Portfolio
Actual	$ 1,000.00	$ 1,247.40	$ 5.35
HypotheticalA	$ 1,000.00	$ 1,020.03	$ 4.81
Networking and Infrastructure Portfolio
Actual	$ 1,000.00	$ 1,144.40	$ 6.11
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76
Software and Computer Services Portfolio
Actual	$ 1,000.00	$ 1,137.20	$ 5.14
HypotheticalA	$ 1,000.00	$ 1,019.98	$ 4.86
Technology Portfolio
Actual	$ 1,000.00	$ 1,169.70	$ 5.38
HypotheticalA	$ 1,000.00	$ 1,019.84	$ 5.01

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Business Services and Outsourcing Portfolio	1.20%
Computers Portfolio	1.05%
Developing Communications Portfolio	1.05%
Electronics Portfolio	.96%
Networking and Infrastructure Portfolio	1.15%
Software and Computer Services Portfolio	.97%
Technology Portfolio	1.00%

Annual Report

Business Services and Outsourcing Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Life of fundA
Select Business Services and Outsourcing	11.26%	4.63%	9.77%

A From February 4, 1998

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Select Business Services and Outsourcing Portfolio on February 4, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P® 500 Index performed over the same period.

Annual Report

Business Services and Outsourcing Portfolio

Management's Discussion of Fund Performance

Comments from Nicola Stafford, who became Portfolio Manager of Fidelity® Select Business Services and Outsourcing Portfolio on October 26, 2004

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

Fidelity Select Business Services and Outsourcing Portfolio was up 11.26% during the one-year period ending February 28, 2005, outperforming the -5.34% return for the Goldman Sachs® Technology Index, and the S&P 500®. A significant overweighting in Indian outsourcing companies made a sizable contribution to the fund's performance relative to its sector index. India-based Infosys Technologies and U.S.-based Cognizant Technology Solutions and Kanbay International each benefited from the outsourcing trend to India and were top contributors to the fund's absolute and relative performance. The fund also was helped by an overweighting in business process outsourcing, or BPO, companies, such as Affiliated Computer Services (ACS), which turned in a strong performance. BPO companies are listed in the fund's holdings under IT Services. DaVita, which provides dialysis services for patients suffering from chronic kidney failure, also boosted the fund's performance. In terms of disappointments, payroll outsourcing company Ceridian Corporation hurt on an absolute basis, while domestic consulting and systems integration firm BearingPoint and The BISYS Group, which provides services to various financial industries, held back the fund's relative performance. The fund also was hurt by owning few or no shares of such well-known computer companies as Apple Computer and Microsoft, which were components of the sector index and performed well over the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Business Services and Outsourcing Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Affiliated Computer Services, Inc. Class A	8.3
Infosys Technologies Ltd.	6.8
First Data Corp.	6.3
Ceridian Corp.	6.1
Accenture Ltd. Class A	5.4
Computer Sciences Corp.	4.7
DST Systems, Inc.	4.5
Quest Diagnostics, Inc.	3.7
Apollo Group, Inc. Class A	3.5
The BISYS Group, Inc.	3.4
52.7
Top Industries as of February 28, 2005
% of fund's net assets
IT Services	62.5%
Commercial Services & Supplies	13.2%
Health Care Providers & Services	7.6%
Media	6.7%
Software	5.8%
All Others *	4.2%

* Includes short-term investments and net other assets.

Annual Report

Business Services and Outsourcing Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (Note 1)
CAPITAL MARKETS - 1.0%
State Street Corp.	8,400	$ 368,340
COMMERCIAL SERVICES & SUPPLIES - 13.2%
Adecco SA sponsored ADR (d)	14,300	195,910
Apollo Group, Inc. Class A (a)	17,500	1,288,700
Banta Corp.	3,100	136,276
Capita Group PLC	15,100	110,075
Cendant Corp.	1,200	26,544
Cintas Corp.	16,300	713,614
Exponent, Inc. (a)	15,300	369,954
First Advantage Corp. (a)	13,100	246,149
H&R Block, Inc.	300	15,990
Hudson Highland Group, Inc. (a)	22,000	366,960
Korn/Ferry International (a)	21,400	410,452
PHH Corp. (a)	60	1,260
Resources Connection, Inc. (a)	1,900	94,544
Robert Half International, Inc.	21,900	638,823
SOURCECORP, Inc. (a)	11,100	231,768
Vertrue, Inc. (a)	1,600	62,224
TOTAL COMMERCIAL SERVICES & SUPPLIES		4,909,243
COMPUTERS & PERIPHERALS - 0.0%
Maxtor Corp. (a)	3,500	19,390
DIVERSIFIED FINANCIAL SERVICES - 2.0%
Moody's Corp.	8,800	738,408
HEALTH CARE PROVIDERS & SERVICES - 7.6%
DaVita, Inc. (a)	16,000	675,840
IMS Health, Inc.	8,578	208,874
Pediatrix Medical Group, Inc. (a)	8,000	548,240
Quest Diagnostics, Inc.	13,900	1,381,660
TOTAL HEALTH CARE PROVIDERS & SERVICES		2,814,614
INSURANCE - 0.2%
Hilb Rogal & Hobbs Co.	1,600	54,896
USI Holdings Corp. (a)	2,900	33,205
TOTAL INSURANCE		88,101
IT SERVICES - 62.5%
Accenture Ltd. Class A (a)	78,300	2,000,565
Affiliated Computer Services, Inc. Class A (a)(d)	59,700	3,086,491
Alliance Data Systems Corp. (a)	2,600	102,570
BearingPoint, Inc. (a)	150,300	1,181,358
Ceridian Corp. (a)	124,000	2,263,000
Certegy, Inc.	11,800	420,434
Cognizant Technology Solutions Corp. Class A (a)	16,908	798,565
Computer Horizons Corp. (a)	21,100	78,914
Computer Sciences Corp. (a)(d)	37,400	1,729,002

	Shares	Value (Note 1)
Convergys Corp. (a)	400	$ 5,996
DST Systems, Inc. (a)(d)	35,000	1,662,150
First Data Corp.	57,200	2,346,344
Forrester Research, Inc. (a)	8,300	130,310
HCL Technologies Ltd.	13,800	107,101
Inforte Corp. (a)	25,800	166,410
Infosys Technologies Ltd.	49,145	2,522,968
Intelligroup, Inc. (a)	20,589	25,119
Kanbay International, Inc.	14,300	326,183
Lionbridge Technologies, Inc. (a)	19,000	113,810
Mastek Ltd.	5,251	46,373
Maximus, Inc.	13,600	460,496
Patni Computer Systems Ltd.	11,519	99,879
Paychex, Inc.	37,487	1,196,960
Sabre Holdings Corp. Class A	8,600	181,288
Satyam Computer Services Ltd. ADR	100	2,439
Syntel, Inc.	20,300	385,903
Tata Consultancy Services Ltd.	2,460	77,850
The BISYS Group, Inc. (a)	86,400	1,280,448
Titan Corp. (a)	25,200	418,320
TOTAL IT SERVICES		23,217,246
MEDIA - 6.7%
Interpublic Group of Companies, Inc. (a)	28,603	375,843
Lamar Advertising Co. Class A (a)	27,100	1,064,759
Omnicom Group, Inc.	11,500	1,047,305
TOTAL MEDIA		2,487,907
OFFICE ELECTRONICS - 0.5%
Xerox Corp. (a)	11,500	179,400
SOFTWARE - 5.8%
Amdocs Ltd. (a)	24,600	722,010
BEA Systems, Inc. (a)	15,100	125,330
Intuit, Inc. (a)	600	25,680
Lawson Software, Inc. (a)	30,000	174,000
Microsoft Corp.	18,900	475,902
Reynolds & Reynolds Co. Class A	4,000	110,680
TIBCO Software, Inc. (a)	16,600	162,016
VERITAS Software Corp. (a)	15,300	370,566
TOTAL SOFTWARE		2,166,184
TEXTILES, APPAREL & LUXURY GOODS - 0.2%
Oxford Industries, Inc.	2,300	81,328
TOTAL COMMON STOCKS (Cost $31,769,746)		37,070,161
Money Market Funds - 11.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.51% (b)	433,279	$ 433,279
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	3,883,350	3,883,350
TOTAL MONEY MARKET FUNDS (Cost $4,316,629)		4,316,629
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 2.58%, dated 2/28/05 due 3/1/05) (Cost $25,000)	$ 25,002	25,000
TOTAL INVESTMENT PORTFOLIO - 111.4% (Cost $36,111,375)		41,411,790
NET OTHER ASSETS - (11.4)%		(4,247,133)
NET ASSETS - 100%		$ 37,164,657
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.2%
India	7.7%
Bermuda	5.4%
United Kingdom	2.2%
Others (individually less than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Business Services and Outsourcing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $3,815,462 and repurchase agreements of $25,000) (cost $36,111,375) - See accompanying schedule		$ 41,411,790
Cash		976
Receivable for fund shares sold		30,177
Dividends receivable		9,036
Interest receivable		717
Prepaid expenses		155
Receivable from investment adviser for expense reductions		2,013
Other receivables		5,071
Total assets		41,459,935

Liabilities
Payable for investments purchased	$ 75,733
Payable for fund shares redeemed	145,146
Accrued management fee	17,942
Other affiliated payables	14,214
Other payables and accrued expenses	158,893
Collateral on securities loaned, at value	3,883,350
Total liabilities		4,295,278

Net Assets		$ 37,164,657
Net Assets consist of:
Paid in capital		$ 31,341,113
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		656,000
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,167,544
Net Assets, for 2,398,336 shares outstanding		$ 37,164,657
Net Asset Value, offering price and redemption price per share ($37,164,657 ÷ 2,398,336 shares)		$ 15.50

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 115,848
Special Dividends		56,700
Interest		20,310
Security lending		17,159
Total income		210,017

Expenses
Management fee	$ 220,756
Transfer agent fees	159,232
Accounting and security lending fees	29,223
Non-interested trustees' compensation	207
Custodian fees and expenses	10,140
Registration fees	15,786
Audit	35,821
Legal	103
Miscellaneous	3,418
Total expenses before reductions	474,686
Expense reductions	(9,610)	465,076
Net investment income (loss)		(255,059)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,177,426
Foreign currency transactions	(1,838)
Total net realized gain (loss)		4,175,588
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $132,966)	(461,556)
Assets and liabilities in foreign currencies	95
Total change in net unrealized appreciation (depreciation)		(461,461)
Net gain (loss)		3,714,127
Net increase (decrease) in net assets resulting from operations		$ 3,459,068

See accompanying notes which are an integral part of the financial statements.

Annual Report

Business Services and Outsourcing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (255,059)	$ (391,535)
Net realized gain (loss)	4,175,588	1,670,013
Change in net unrealized appreciation (depreciation)	(461,461)	9,233,366
Net increase (decrease) in net assets resulting from operations	3,459,068	10,511,844
Distributions to shareholders from net realized gain	(565,955)	-
Share transactions Proceeds from sales of shares	29,097,016	12,647,841
Reinvestment of distributions	550,054	-
Cost of shares redeemed	(30,455,132)	(15,988,062)
Net increase (decrease) in net assets resulting from share transactions	(808,062)	(3,340,221)
Redemption fees	11,865	8,594
Total increase (decrease) in net assets	2,096,916	7,180,217

Net Assets
Beginning of period	35,067,741	27,887,524
End of period	$ 37,164,657	$ 35,067,741
Other Information Shares
Sold	1,958,566	989,188
Issued in reinvestment of distributions	34,357	-
Redeemed	(2,074,435)	(1,244,696)
Net increase (decrease)	(81,512)	(255,508)

Financial Highlights

Years ended February 28,	2005	2004 F	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 14.14	$ 10.20	$ 15.21	$ 14.66	$ 14.00
Income from Investment Operations
Net investment income (loss) C	(.10) D	(.15)	(.12)	(.11)	(.09)
Net realized and unrealized gain (loss)	1.70	4.09	(4.90)	.81	2.00
Total from investment operations	1.60	3.94	(5.02)	.70	1.91
Distributions from net realized gain	(.24)	-	-	(.19)	(1.28)
Redemption fees added to paid in capital C	- G	- G	.01	.04	.03
Net asset value, end of period	$ 15.50	$ 14.14	$ 10.20	$ 15.21	$ 14.66
Total Return A, B	11.26%	38.63%	(32.94)%	5.23%	15.21%
Ratios to Average Net Assets E
Expenses before expense reductions	1.24%	1.64%	1.61%	1.42%	1.54%
Expenses net of voluntary waivers, if any	1.23%	1.64%	1.61%	1.42%	1.54%
Expenses net of all reductions	1.21%	1.63%	1.57%	1.39%	1.51%
Net investment income (loss)	(.66)% D	(1.17)%	(.97)%	(.74)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,165	$ 35,068	$ 27,888	$ 63,326	$ 55,166
Portfolio turnover rate	88%	54%	129%	159%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.81)%. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Computers	-7.60%	-17.75%	12.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Computers Portfolio

Management's Discussion of Fund Performance

Comments from Naved Khan, who became Portfolio Manager of Fidelity® Select Computers Portfolio on January 12, 2005

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

During the 12 months ending February 28, 2005, Fidelity Select Computers Portfolio returned -7.60%, underperforming the Goldman Sachs® Technology Index, which returned -5.34%, and the S&P 500®. The fund suffered from its overweighting relative to the Goldman Sachs index in semiconductor stocks, which lagged due to an inventory buildup and weak end-market demand. Carrying an underweighting in software stocks also held back relative performance. Helping performance was an overweighted position relative to the sector index in computer hardware stocks. Individual holdings that detracted versus the index included semiconductor firms Analog Devices, Conexant, Agere Systems, Xilinx, Texas Instruments and Micron Technology. The fund's large stake in networking giant Cisco Systems hurt its absolute performance, as the stock declined nearly 25%. Cisco's revenue growth declined due to weaker-than-expected corporate and government spending on its products. On the plus side, the fund's investment in Apple Computer bolstered performance, based on strong sales of its iPod digital music player. Dell Computer also fared well due to market share gains and consistent earnings and revenue growth, as did Google, which rose after the company's well-received initial public offering (IPO) in August. The fund no longer owns the stock. PalmOne was another contributor, fueled by the introduction of its new Treo 650 mobile phone/e-mail device, which jump-started the company's revenue growth. Lastly, SigmaTel, which makes memory chips for iPods, benefited from strong revenue and earnings growth.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Computers Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Dell, Inc.	7.9
Intel Corp.	7.7
Apple Computer, Inc.	6.7
EMC Corp.	4.8
Analog Devices, Inc.	4.3
National Semiconductor Corp.	3.7
Cisco Systems, Inc.	3.2
Tessera Technologies, Inc.	2.7
Applied Materials, Inc.	2.6
Samsung Electronics Co. Ltd.	2.4
46.0
Top Industries as of February 28, 2005
% of fund's net assets
Semiconductors & Semiconductor Equipment	48.6%
Computers & Peripherals	24.8%
Communications Equipment	9.1%
Electronic Equipment & Instruments	9.0%
Software	4.9%
All Others *	3.6%

* Includes short-term investments and net other assets.

Annual Report

Computers Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 9.1%
Alvarion Ltd. (a)	200,100	$ 2,021,010
Andrew Corp. (a)	82,100	993,410
Avaya, Inc. (a)	160,400	2,245,600
Carrier Access Corp. (a)	138,100	961,176
Cisco Systems, Inc. (a)	1,242,500	21,644,350
Comverse Technology, Inc. (a)	94,200	2,186,382
CSR PLC	203,800	1,498,383
Enterasys Networks, Inc. (a)	1,049,000	1,552,520
F5 Networks, Inc. (a)	46,600	2,567,194
Foundry Networks, Inc. (a)	147,500	1,529,575
ITF Optical Technologies, Inc. Series A (e)	31,365	39,206
Juniper Networks, Inc. (a)	416,732	8,976,407
Plantronics, Inc.	67,100	2,445,124
QUALCOMM, Inc.	300,300	10,843,833
Tellabs, Inc. (a)	136,500	967,785
TOTAL COMMUNICATIONS EQUIPMENT		60,471,955
COMPUTERS & PERIPHERALS - 24.8%
Acer, Inc.	1,236,438	2,009,013
Apple Computer, Inc. (a)	993,600	44,572,896
Compal Electronics, Inc.	1,523,825	1,465,971
Dell, Inc. (a)	1,313,200	52,646,191
Dot Hill Systems Corp. (a)	371,900	2,346,689
EMC Corp. (a)	2,526,400	31,984,224
Emulex Corp. (a)	66,400	1,122,160
Iomega Corp. (a)	379,900	1,717,148
Lexmark International, Inc. Class A (a)	90,900	7,283,817
palmOne, Inc. (a)	51,720	1,231,970
QLogic Corp. (a)	263,200	10,604,328
Quanta Computer, Inc.	1,261,312	2,252,343
Storage Technology Corp. (a)	73,600	2,340,480
Western Digital Corp. (a)	349,400	3,934,244
TOTAL COMPUTERS & PERIPHERALS		165,511,474
ELECTRONIC EQUIPMENT & INSTRUMENTS - 9.0%
Arrow Electronics, Inc. (a)	164,800	4,433,120
AU Optronics Corp. sponsored ADR	118,400	1,894,400
Avnet, Inc. (a)	94,400	1,831,360
Bell Microproducts, Inc. (a)	497,900	4,446,247
Benchmark Electronics, Inc. (a)	45,400	1,476,408
CDW Corp.	61,400	3,528,658
Celestica, Inc. (sub. vtg.) (a)	680,100	8,711,808
Flextronics International Ltd. (a)	153,700	2,051,895
Hon Hai Precision Industries Co. Ltd.	1,450,465	6,743,636
Ingram Micro, Inc. Class A (a)	61,700	1,105,664
Jabil Circuit, Inc. (a)	200,000	5,142,000
Solectron Corp. (a)	586,600	2,903,670
Tech Data Corp. (a)	262,400	10,755,776

	Shares	Value (Note 1)
World Peace Industrial Co. Ltd.	3,263,130	$ 2,278,311
Xyratex Ltd.	169,000	2,996,370
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		60,299,323
HOUSEHOLD DURABLES - 0.3%
LG Electronics, Inc.	23,840	1,874,923
INTERNET & CATALOG RETAIL - 0.4%
eBay, Inc. (a)	67,200	2,878,848
INTERNET SOFTWARE & SERVICES - 0.7%
Akamai Technologies, Inc. (a)	94,400	1,039,344
SonicWALL, Inc. (a)	391,500	2,419,470
webMethods, Inc. (a)	222,800	1,396,956
TOTAL INTERNET SOFTWARE & SERVICES		4,855,770
IT SERVICES - 0.1%
Satyam Computer Services Ltd. ADR (d)	30,600	746,334
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 48.6%
Agere Systems, Inc.:
Class A (a)	303,000	496,920
Class B (a)	1,303,000	2,110,860
Altera Corp. (a)	555,500	11,521,070
Analog Devices, Inc.	784,370	28,802,066
Applied Materials, Inc. (a)	1,000,000	17,500,000
Applied Micro Circuits Corp. (a)	211,300	728,985
ATMI, Inc. (a)	92,800	2,526,016
Axcelis Technologies, Inc. (a)	170,700	1,468,020
Broadcom Corp. Class A (a)	35,600	1,148,100
Cambridge Display Technologies, Inc.	45,500	361,725
Cascade Microtech, Inc.	300,000	3,267,000
Cree, Inc. (a)	26,700	627,984
Fairchild Semiconductor International, Inc. (a)	166,200	2,745,624
Freescale Semiconductor, Inc.:
Class A	256,800	4,853,520
Class B (a)	211,872	4,063,705
Integrated Circuit Systems, Inc. (a)	534,500	10,786,210
Integrated Device Technology, Inc. (a)	665,400	8,324,154
Intel Corp.	2,155,600	51,691,288
International Rectifier Corp. (a)	76,200	3,352,800
Intersil Corp. Class A	291,500	4,914,690
Lam Research Corp. (a)	371,100	11,667,384
Linear Technology Corp.	115,100	4,495,806
Marvell Technology Group Ltd. (a)	413,800	15,140,942
Maxim Integrated Products, Inc.	164,000	7,055,280
MediaTek, Inc.	141,000	1,057,046
Mindspeed Technologies, Inc. (a)	442,300	1,247,286
National Semiconductor Corp.	1,250,700	24,951,465
Novatek Microelectronics Corp.	242,000	1,000,547
NVIDIA Corp. (a)	141,300	4,096,287
O2Micro International Ltd. (a)	314,000	3,369,220
ON Semiconductor Corp. (a)	636,500	2,889,710
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
PMC-Sierra, Inc. (a)(d)	489,300	$ 4,868,535
Samsung Electronics Co. Ltd.	31,133	16,333,587
SigmaTel, Inc. (a)	138,000	5,753,220
Silicon Image, Inc. (a)	62,000	714,240
Silicon Laboratories, Inc. (a)	43,100	1,512,810
STATS ChipPAC Ltd. ADR (a)(d)	309,200	1,883,028
Taiwan Semiconductor Manufacturing Co. Ltd.	1,416,109	2,505,984
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	549,877	5,014,878
Teradyne, Inc. (a)	140,300	2,163,426
Tessera Technologies, Inc. (a)	441,300	17,978,562
Texas Instruments, Inc.	337,800	8,941,566
Trident Microsystems, Inc. (a)	163,200	3,017,568
United Microelectronics Corp.	1,779,000	1,190,579
United Microelectronics Corp. sponsored ADR (d)	522,844	1,934,523
Varian Semiconductor Equipment Associates, Inc. (a)	315,500	12,569,520
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		324,643,736
SOFTWARE - 4.9%
Adobe Systems, Inc.	31,900	1,969,825
Altiris, Inc. (a)	49,700	1,452,731
Autodesk, Inc.	50,000	1,486,000
BakBone Software, Inc. (a)	460,600	405,270
Concord Communications, Inc. (a)	172,800	1,781,568
Geodesic Information Systems Ltd.	286,870	794,177
Hyperion Solutions Corp. (a)	34,700	1,751,656
Macrovision Corp. (a)	105,400	2,555,950
McAfee, Inc. (a)	101,000	2,336,130
Micromuse, Inc. (a)	250,000	1,230,000
Novell, Inc. (a)	509,700	2,670,828
TIBCO Software, Inc. (a)	200,000	1,952,000
VERITAS Software Corp. (a)	455,500	11,032,210
WatchGuard Technologies, Inc. (a)	289,100	1,049,433
TOTAL SOFTWARE		32,467,778
SPECIALTY RETAIL - 1.2%
Best Buy Co., Inc.	149,500	8,075,990
WIRELESS TELECOMMUNICATION SERVICES - 0.6%
Leap Wireless International, Inc. (a)	53,400	1,431,120
Telesystem International Wireless, Inc. (a)	164,700	2,406,173
TOTAL WIRELESS TELECOMMUNICATION SERVICES		3,837,293
TOTAL COMMON STOCKS (Cost $638,191,361)		665,663,424
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 0.0%
Procket Networks, Inc. Series C (a)(e)	233,000	$ 2
SOFTWARE - 0.0%
Monterey Design Systems Series E (e)	29,800	26,820
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,865,608)		26,822
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 2.51% (b)	2,704,322	2,704,322
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	4,582,875	4,582,875
TOTAL MONEY MARKET FUNDS (Cost $7,287,197)		7,287,197
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $649,344,166)		672,977,443
NET OTHER ASSETS - (0.8)%		(5,176,282)
NET ASSETS - 100%		$ 667,801,161
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $66,028 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series A	10/11/00	$ 1,575,000
Monterey Design Systems Series E	11/1/00	$ 1,564,500
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 2,301,108
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.5%
Taiwan	4.5%
Korea (South)	2.7%
Bermuda	2.7%
Canada	1.8%
Others (individually less than 1%)	1.8%
100.0%
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $849,183,653 of which $597,403,454 and $251,780,199 will expire on February 28, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $4,365,798) (cost $649,344,166) - See accompanying schedule		$ 672,977,443
Foreign currency held at value (cost $516,797)		551,790
Receivable for investments sold		2,295,093
Receivable for fund shares sold		282,082
Dividends receivable		311,463
Interest receivable		8,310
Prepaid expenses		2,896
Other affiliated receivables		1,099
Other receivables		278,974
Total assets		676,709,150

Liabilities
Payable for fund shares redeemed	$ 3,667,737
Accrued management fee	320,977
Other affiliated payables	254,156
Other payables and accrued expenses	82,244
Collateral on securities loaned, at value	4,582,875
Total liabilities		8,907,989

Net Assets		$ 667,801,161
Net Assets consist of:
Paid in capital		$ 1,496,231,488
Accumulated net investment loss		(1,216)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(852,054,754)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,625,643
Net Assets, for 19,271,712 shares outstanding		$ 667,801,161
Net Asset Value, offering price and redemption price per share ($667,801,161 ÷ 19,271,712 shares)		$ 34.65
Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 2,211,921
Special Dividends		457,800
Interest		112,054
Security lending		49,265
		2,831,040
Less foreign taxes withheld		(191,013)
Total income		2,640,027

Expenses
Management fee	$ 4,331,414
Transfer agent fees	3,029,134
Accounting and security lending fees	341,105
Non-interested trustees' compensation	4,170
Custodian fees and expenses	77,615
Registration fees	31,904
Audit	42,309
Legal	3,731
Interest	2,739
Miscellaneous	72,635
Total expenses before reductions	7,936,756
Expense reductions	(541,481)	7,395,275
Net investment income (loss)		(4,755,248)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $33,924)	57,917,780
Foreign currency transactions	(82,751)
Total net realized gain (loss)		57,835,029
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $13,751)	(136,748,783)
Assets and liabilities in foreign currencies	(6,013)
Total change in net unrealized appreciation (depreciation)		(136,754,796)
Net gain (loss)		(78,919,767)
Net increase (decrease) in net assets resulting from operations		$ (83,675,015)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,755,248)	$ (7,116,732)
Net realized gain (loss)	57,835,029	183,235,855
Change in net unrealized appreciation (depreciation)	(136,754,796)	219,382,824
Net increase (decrease) in net assets resulting from operations	(83,675,015)	395,501,947
Share transactions Proceeds from sales of shares	97,044,809	281,411,926
Cost of shares redeemed	(345,369,255)	(249,855,642)
Net increase (decrease) in net assets resulting from share transactions	(248,324,446)	31,556,284
Redemption fees	92,882	161,436
Total increase (decrease) in net assets	(331,906,579)	427,219,667

Net Assets
Beginning of period	999,707,740	572,488,073
End of period (including accumulated net investment loss of $1,216 and $0, respectively)	$ 667,801,161	$ 999,707,740
Other Information Shares
Sold	2,922,849	8,778,752
Redeemed	(10,308,447)	(7,724,813)
Net increase (decrease)	(7,385,598)	1,053,939

Financial Highlights

Years ended February 28,	2005	2004 F	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 37.50	$ 22.36	$ 32.73	$ 41.31	$ 127.95
Income from Investment Operations
Net investment income (loss) C	(.21) D	(.27)	(.25)	(.30)	(.51)
Net realized and unrealized gain (loss)	(2.64)	15.40	(10.12)	(8.29)	(64.38)
Total from investment operations	(2.85)	15.13	(10.37)	(8.59)	(64.89)
Distributions from net investment income	-	-	-	-	(11.85)
Distributions in excess of net realized gain	-	-	-	-	(9.94)
Total distributions	-	-	-	-	(21.79)
Redemption fees added to paid in capital C	- G	.01	- G	.01	.04
Net asset value, end of period	$ 34.65	$ 37.50	$ 22.36	$ 32.73	$ 41.31
Total Return A, B	(7.60)%	67.71%	(31.68)%	(20.77)%	(55.11)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.05%	1.23%	1.40%	1.19%	.96%
Expenses net of voluntary waivers, if any	1.05%	1.23%	1.40%	1.19%	.96%
Expenses net of all reductions	.98%	1.16%	1.31%	1.13%	.95%
Net investment income (loss)	(.63)% D	(.85)%	(.96)%	(.77)%	(.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 667,801	$ 999,708	$ 572,488	$ 966,235	$ 1,472,080
Portfolio turnover rate	100%	138%	106%	206%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (.69)%. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Developing Communications Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Developing Communications	-12.74%	-20.04%	8.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Developing Communications Portfolio

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Select Developing Communications Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund returned -12.74%, well behind the S&P 500® and the -5.34% return of the Goldman Sachs® Technology Index. More than anything, a substantial overweighting in the wireline telecommunications equipment area weighed on the fund's relative returns, although my stock selection in the group offset a lot of the negative impact. The stock that hurt performance most both in absolute terms and relative to the sector index was wireline equipment maker CIENA, as slack demand from telecom service providers hurt the stock. French networking equipment provider Alcatel also had a negative impact on performance. Its stock dropped sharply when the company announced earnings that fell short of estimates for the fourth quarter of 2004. On the other hand, the fund was aided by large overweightings in wireless telecom equipment and wireless telecom services. Mobile handset maker Motorola - a top-10 holding on average during the period - was a significant contributor, as the company impressed investors with the introduction of its sleek RAZR V3 handset. Comverse Technology was another strong contributor to both absolute and relative performance, its stock benefiting from robust sales of its next-generation wireless messaging software.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Developing Communications Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Juniper Networks, Inc.	7.9
QUALCOMM, Inc.	7.8
Comverse Technology, Inc.	6.0
Nokia Corp. sponsored ADR	5.7
Research In Motion Ltd.	3.7
Freescale Semiconductor, Inc. Class A	3.4
Motorola, Inc.	3.0
Mindspeed Technologies, Inc.	2.7
Avaya, Inc.	2.1
AU Optronics Corp. sponsored ADR	1.8
44.1
Top Industries as of February 28, 2005
% of fund's net assets
Communications Equipment	56.8%
Semiconductors & Semiconductor Equipment	20.8%
Electronic Equipment & Instruments	7.8%
Wireless Telecommunication Services	5.5%
Software	4.5%
All Others *	4.6%

* Includes short-term investments and net other assets.

Annual Report

Developing Communications Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.3%
51job, Inc. ADR (d)	68,000	$ 1,379,040
COMMUNICATIONS EQUIPMENT - 56.8%
ADC Telecommunications, Inc. (a)	684,500	1,574,350
Adva AG Optical Networking (a)	489,780	3,242,711
Airspan Networks, Inc. (a)	100	439
Alvarion Ltd. (a)	422,800	4,270,280
Andrew Corp. (a)	509,500	6,164,950
AudioCodes Ltd. (a)	470,290	5,977,386
Avanex Corp. (a)	107,100	186,354
Avaya, Inc. (a)	768,500	10,759,000
Bookham, Inc. (a)(d)	179,130	383,338
Brooktrout, Inc. (a)	100,100	1,292,291
C-COR.net Corp. (a)	76	576
Carrier Access Corp. (a)	381,200	2,653,152
CIENA Corp. (a)	3,211,100	6,357,978
Cisco Systems, Inc. (a)	456,400	7,950,488
Comverse Technology, Inc. (a)	1,330,956	30,891,489
Ditech Communications Corp. (a)	319,000	4,006,640
Enterasys Networks, Inc. (a)	2,103,300	3,112,884
Extreme Networks, Inc. (a)	596,564	3,472,002
Foundry Networks, Inc. (a)	259,600	2,692,052
Foxconn International Holdings Ltd.	80,000	40,775
Harmonic, Inc. (a)	6,100	66,795
InterDigital Communication Corp. (a)	34,200	592,686
Ixia (a)	57,100	1,028,371
JDS Uniphase Corp. (a)	614,100	1,166,790
Juniper Networks, Inc. (a)	1,873,959	40,365,077
Lucent Technologies, Inc. warrants 12/10/07 (a)	346,922	308,761
Motorola, Inc.	974,000	15,252,840
MRV Communications, Inc. (a)	737,200	2,727,640
NMS Communications Corp. (a)	1,313,900	6,569,500
Nokia Corp. sponsored ADR	1,816,400	29,316,696
Oplink Communications, Inc. (a)	156,600	250,560
Plantronics, Inc.	37,700	1,373,788
Polycom, Inc. (a)	71,500	1,157,585
Powerwave Technologies, Inc. (a)	727,300	4,982,005
QUALCOMM, Inc. (d)	1,104,400	39,879,884
Redback Networks, Inc. (a)	293,417	1,951,223
REMEC, Inc. (a)	316,800	1,986,336
Research In Motion Ltd. (a)	286,200	18,808,522
Riverstone Networks, Inc. (a)	4,160,500	4,035,685
SeaChange International, Inc. (a)	145,300	2,012,405
SiRF Technology Holdings, Inc.	609,600	6,851,904
Sonus Networks, Inc. (a)	917,596	4,835,731
SpectraLink Corp.	12,600	191,646
Stratex Networks, Inc. (a)	387,300	817,203
Tekelec (a)	163,100	2,769,438
Telefonaktiebolaget LM Ericsson ADR (a)	1,848	54,165
Tellabs, Inc. (a)	376,200	2,667,258
Telson Electronics Co. Ltd. (a)	850,529	0
TTP Communications PLC (a)	2,882,300	2,797,808

	Shares	Value (Note 1)
Tut Systems, Inc. (a)	109,700	$ 416,860
Vyyo, Inc. (a)	100	822
WJ Communications, Inc. (a)	21,051	59,574
TOTAL COMMUNICATIONS EQUIPMENT		290,324,693
COMPUTERS & PERIPHERALS - 1.7%
Compal Electronics, Inc.	231,363	222,579
Concurrent Computer Corp. (a)	1,218,178	2,533,810
Emulex Corp. (a)	109,900	1,857,310
NEC Corp. ADR	700	4,515
Storage Technology Corp. (a)	37,600	1,195,680
Western Digital Corp. (a)	255,800	2,880,308
TOTAL COMPUTERS & PERIPHERALS		8,694,202
CONSTRUCTION & ENGINEERING - 0.1%
Dycom Industries, Inc. (a)	21,500	579,425
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
Philippine Long Distance Telephone Co. sponsored ADR (a)	63,300	1,612,884
PT Indosat Tbk ADR	6,500	183,430
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		1,796,314
ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.8%
Aeroflex, Inc. (a)	847,200	8,607,552
AU Optronics Corp. sponsored ADR (d)	574,585	9,193,360
Brightpoint, Inc. (a)	66,000	1,189,320
CellStar Corp. (a)	351,996	1,034,868
KEMET Corp. (a)	343,000	2,802,310
LG.Philips LCD Co. Ltd. ADR (d)	66,900	1,458,420
Merix Corp. (a)	197,432	2,003,935
Photon Dynamics, Inc. (a)	265,800	6,179,850
Solectron Corp. (a)	688,500	3,408,075
TTM Technologies, Inc. (a)	259,800	2,798,046
Vishay Intertechnology, Inc. (a)	112,400	1,466,820
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		40,142,556
HOUSEHOLD DURABLES - 0.4%
Thomson SA	76,200	2,055,338
INTERNET SOFTWARE & SERVICES - 0.8%
AsiaInfo Holdings, Inc. (a)	560,400	2,465,760
Openwave Systems, Inc. (a)	106,519	1,359,182
Sina Corp. (a)(d)	9,000	256,770
TOTAL INTERNET SOFTWARE & SERVICES		4,081,712
MEDIA - 0.1%
News Corp. Class A	18,820	313,165
The DIRECTV Group, Inc. (a)	19	285
TOTAL MEDIA		313,450
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 20.8%
Agere Systems, Inc. Class B (a)	2,787,200	$ 4,515,264
AMIS Holdings, Inc. (a)	83,800	942,750
Amkor Technology, Inc. (a)	132,000	576,840
Applied Micro Circuits Corp. (a)	1,038,400	3,582,480
ARM Holdings PLC sponsored ADR	310,900	1,921,362
Atheros Communications, Inc. (d)	59,500	816,935
Atmel Corp. (a)	1,169,400	3,683,610
Broadcom Corp. Class A (a)	52,400	1,689,900
Conexant Systems, Inc. (a)	711,300	1,280,340
Cypress Semiconductor Corp. (a)	168,800	2,376,704
Exar Corp. (a)	32,800	463,464
Fairchild Semiconductor International, Inc. (a)	92,300	1,524,796
FormFactor, Inc. (a)	54,800	1,258,756
Freescale Semiconductor, Inc.:
Class A	923,300	17,450,370
Class B (a)	398,865	7,650,231
Genesis Microchip, Inc. (a)	46,100	679,514
Helix Technology Corp.	124,600	2,145,612
Integrated Circuit Systems, Inc. (a)	52,000	1,049,360
Integrated Device Technology, Inc. (a)	364,600	4,561,146
Intersil Corp. Class A	96,000	1,618,560
LTX Corp. (a)	210,100	1,134,540
Marvell Technology Group Ltd. (a)	71,200	2,605,208
Microsemi Corp. (a)	40,300	655,278
Microtune, Inc. (a)	110,000	539,000
Mindspeed Technologies, Inc. (a)	4,814,099	13,575,759
National Semiconductor Corp.	234,800	4,684,260
Netlogic Microsystems, Inc. (d)	83,100	1,034,595
O2Micro International Ltd. (a)	412,000	4,420,760
Pixelworks, Inc. (a)	65,300	621,656
PowerDsine Ltd.	46,000	456,320
RF Micro Devices, Inc. (a)	212,600	1,169,300
Sigma Designs, Inc. (a)	43,100	499,314
Silicon Image, Inc. (a)	150,800	1,737,216
Silicon Laboratories, Inc. (a)	42,400	1,488,240
Skyworks Solutions, Inc. (a)	206,300	1,497,738
Teradyne, Inc. (a)	55,800	860,436
Varian Semiconductor Equipment Associates, Inc. (a)	89,500	3,565,680
Vitesse Semiconductor Corp. (a)(d)	1,573,300	4,798,565
Volterra Semiconductor Corp.	68,400	1,005,480
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		106,137,339
SOFTWARE - 4.5%
BEA Systems, Inc. (a)	185,700	1,541,310
Computer Associates International, Inc.	301	8,154
Intervoice, Inc. (a)	376,100	4,080,685
JAMDAT Mobile, Inc.	242,590	4,124,030

	Shares	Value (Note 1)
Macromedia, Inc. (a)	84,000	$ 2,846,760
Macrovision Corp. (a)	214,364	5,198,327
NAVTEQ Corp.	18,100	790,970
Portal Software, Inc. (a)	224,300	619,068
RADWARE Ltd. (a)	115,800	2,996,904
Ulticom, Inc. (a)	62,078	870,954
TOTAL SOFTWARE		23,077,162
WIRELESS TELECOMMUNICATION SERVICES - 5.5%
Centennial Communications Corp. Class A (a)	57,200	608,036
Crown Castle International Corp. (a)	205,800	3,362,772
InPhonic, Inc.	900	20,754
Leap Wireless International, Inc. (a)	103,100	2,763,080
Nextel Partners, Inc. Class A (a)	189,200	3,766,972
NII Holdings, Inc. (a)	49,300	2,820,946
SpectraSite, Inc. (a)	50,600	3,127,080
Telesystem International Wireless, Inc. (a)	196,480	2,870,461
Wireless Facilities, Inc. (a)	1,224,769	8,646,869
TOTAL WIRELESS TELECOMMUNICATION SERVICES		27,986,970
TOTAL COMMON STOCKS (Cost $564,395,215)		506,568,201
Convertible Preferred Stocks - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%
Procket Networks, Inc. Series C (a)(e) (Cost $1,293,756)	131,000	1
Money Market Funds - 7.4%

Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c) (Cost $37,923,549)	37,923,549	37,923,549
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $603,612,520)		544,491,751
NET OTHER ASSETS - (6.5)%		(33,281,637)
NET ASSETS - 100%		$ 511,210,114
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Procket Networks, Inc. Series C	12/26/00	$ 1,293,756
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.2%
Finland	5.7%
Canada	4.3%
Israel	2.7%
Taiwan	1.8%
United Kingdom	1.0%
Others (individually less than 1%)	3.3%
100.0%
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $1,266,424,747 of which $910,976,796 and $355,447,951 will expire on February 28, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Developing Communications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $36,349,291) (cost $603,612,520) - See accompanying schedule		$ 544,491,751
Receivable for investments sold		17,039,453
Receivable for fund shares sold		160,769
Dividends receivable		224,614
Interest receivable		5,372
Prepaid expenses		2,677
Other affiliated receivables		1,118
Other receivables		698,820
Total assets		562,624,574

Liabilities
Payable to custodian bank	$ 1,645,640
Payable for investments purchased	926,051
Payable for fund shares redeemed	10,394,259
Accrued management fee	263,784
Other affiliated payables	227,386
Other payables and accrued expenses	33,791
Collateral on securities loaned, at value	37,923,549
Total liabilities		51,414,460

Net Assets		$ 511,210,114
Net Assets consist of:
Paid in capital		$ 1,842,250,528
Accumulated net investment loss		(1,083)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,271,923,837)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(59,115,494)
Net Assets, for 28,926,739 shares outstanding		$ 511,210,114
Net Asset Value, offering price and redemption price per share ($511,210,114 ÷ 28,926,739 shares)		$ 17.67

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 1,116,381
Interest		258,601
Security lending		362,898
		1,737,880
Less foreign taxes withheld		(123,864)
Total income		1,614,016

Expenses
Management fee	$ 3,844,181
Transfer agent fees	2,789,316
Accounting and security lending fees	319,496
Non-interested trustees' compensation	3,826
Custodian fees and expenses	57,132
Registration fees	38,194
Audit	39,981
Legal	2,629
Interest	8,772
Miscellaneous	63,057
Total expenses before reductions	7,166,584
Expense reductions	(1,222,223)	5,944,361
Net investment income (loss)		(4,330,345)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	101,199,198
Foreign currency transactions	537,820
Total net realized gain (loss)		101,737,018
Change in net unrealized appreciation (depreciation) on: Investment securities	(228,880,402)
Assets and liabilities in foreign currencies	(174,052)
Total change in net unrealized appreciation (depreciation)		(229,054,454)
Net gain (loss)		(127,317,436)
Net increase (decrease) in net assets resulting from operations		$ (131,647,781)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Developing Communications Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,330,345)	$ (4,837,765)
Net realized gain (loss)	101,737,018	165,896,586
Change in net unrealized appreciation (depreciation)	(229,054,454)	207,997,322
Net increase (decrease) in net assets resulting from operations	(131,647,781)	369,056,143
Share transactions Proceeds from sales of shares	377,401,809	533,497,327
Cost of shares redeemed	(675,034,861)	(282,265,665)
Net increase (decrease) in net assets resulting from share transactions	(297,633,052)	251,231,662
Redemption fees	429,952	252,561
Total increase (decrease) in net assets	(428,850,881)	620,540,366

Net Assets
Beginning of period	940,060,995	319,520,629
End of period (including accumulated net investment loss of $1,083 and $0, respectively)	$ 511,210,114	$ 940,060,995
Other Information Shares
Sold	20,731,445	32,423,726
Redeemed	(38,219,713)	(17,863,752)
Net increase (decrease)	(17,488,268)	14,559,974

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 20.25	$ 10.03	$ 14.98	$ 23.94	$ 81.81
Income from Investment Operations
Net investment income (loss) C	(.11)	(.13)	(.10)	(.11)	(.31)
Net realized and unrealized gain (loss)	(2.48)	10.34	(4.85)	(8.85)	(42.16)
Total from investment operations	(2.59)	10.21	(4.95)	(8.96)	(42.47)
Distributions from net realized gain	-	-	-	-	(4.18)
Distributions in excess of net realized gain	-	-	-	-	(11.27)
Total distributions	-	-	-	-	(15.45)
Redemption fees added to paid in capital C	.01	.01	- F	- F	.05
Net asset value, end of period	$ 17.67	$ 20.25	$ 10.03	$ 14.98	$ 23.94
Total Return A, B	(12.74)%	101.89%	(33.04)%	(37.43)%	(55.71)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.07%	1.37%	1.76%	1.31%	1.00%
Expenses net of voluntary waivers, if any	1.07%	1.37%	1.76%	1.31%	1.00%
Expenses net of all reductions	.89%	1.23%	1.58%	1.22%	.98%
Net investment income (loss)	(.64)%	(.87)%	(.93)%	(.55)%	(.53)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 511,210	$ 940,061	$ 319,521	$ 592,703	$ 1,286,990
Portfolio turnover rate	226%	205%	111%	198%	368%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Electronics	-10.85%	-16.49%	16.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Electronics Portfolio

Management's Discussion of Fund Performance

Comments from Jim Morrow, Portfolio Manager of Fidelity® Select Electronics Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund was down 10.85%, trailing both the Goldman Sachs® Technology Index, which fell 5.34%, and the S&P 500® index. The fund underperformed its sector benchmark primarily because it was significantly overweighted in semiconductor manufacturing and semiconductor equipment stocks, two of the worst-performing industry components of the technology sector. In terms of disappointments, the fund's holdings in chip makers Analog Devices, Intel, Fairchild Semiconductor, LSI Logic and Lattice Semiconductor all declined significantly due to a higher-than-expected level of inventory in some markets. Elsewhere, investors punished the stock of semiconductor equipment firm Teradyne, another sizable position in the portfolio. On the positive side of the ledger, among the fund's biggest contributors, both in absolute terms and relative to the Goldman Sachs index, were Taiwan-based electronics contract manufacturer Hon Hai Precision Industries and South Korea-based diversified electronics maker LG Electronics - two stocks not held by the sector benchmark that rallied as both companies gained market share. Other top-performing holdings were semiconductor manufacturing companies Marvell Technology and Volterra Semiconductor.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Electronics Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Intel Corp.	11.4
National Semiconductor Corp.	10.7
Analog Devices, Inc.	8.2
Texas Instruments, Inc.	5.7
Lam Research Corp.	4.5
Applied Materials, Inc.	3.9
Hon Hai Precision Industries Co. Ltd.	3.7
Maxim Integrated Products, Inc.	3.4
Marvell Technology Group Ltd.	3.3
KLA-Tencor Corp.	3.2
58.0
Top Industries as of February 28, 2005
% of fund's net assets
Semiconductors & Semiconductor Equipment	74.2%
Electronic Equipment & Instruments	12.5%
Communications Equipment	3.6%
Computers & Peripherals	1.9%
Software	1.1%
All Others *	6.7%

* Includes short-term investments and net other assets.

Annual Report

Electronics Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 0.8%
Affymetrix, Inc. (a)	300,000	$ 12,819,000
Caliper Life Sciences, Inc. (a)	1,200,000	8,688,000
TOTAL BIOTECHNOLOGY		21,507,000
BUILDING PRODUCTS - 0.3%
Asahi Glass Co. Ltd.	750,000	8,263,593
CHEMICALS - 0.4%
Nitto Denko Corp.	200,000	10,922,481
COMMUNICATIONS EQUIPMENT - 3.6%
ADC Telecommunications, Inc. (a)	1,000,100	2,300,230
CIENA Corp. (a)	860,500	1,703,790
Cisco Systems, Inc. (a)	400,000	6,968,000
Corning, Inc. (a)(d)	1,800,000	20,646,000
JDS Uniphase Corp. (a)	1,000,000	1,900,000
Juniper Networks, Inc. (a)	1,087,200	23,418,288
Motorola, Inc.	1,815,000	28,422,900
QUALCOMM, Inc.	400,000	14,444,000
TOTAL COMMUNICATIONS EQUIPMENT		99,803,208
COMPUTERS & PERIPHERALS - 1.9%
QLogic Corp. (a)	400,000	16,116,000
Quanta Computer, Inc.	15,272,328	27,272,014
Western Digital Corp. (a)	1,000,000	11,260,000
TOTAL COMPUTERS & PERIPHERALS		54,648,014
ELECTRICAL EQUIPMENT - 0.2%
Evergreen Solar, Inc. (a)	871,200	5,157,504
ELECTRONIC EQUIPMENT & INSTRUMENTS - 12.5%
Agilent Technologies, Inc. (a)	1,050,000	25,200,000
Amphenol Corp. Class A	600,000	23,940,000
Arrow Electronics, Inc. (a)	1,537,100	41,347,990
Avnet, Inc. (a)	1,579,714	30,646,452
AVX Corp. (d)	987,500	12,116,625
Flextronics International Ltd. (a)	5,700,000	76,095,000
Hon Hai Precision Industries Co. Ltd.	22,000,000	102,284,427
Ingram Micro, Inc. Class A (a)	700,000	12,544,000
Motech Industries, Inc.	998,000	10,371,750
Vishay Intertechnology, Inc. (a)	1,225,000	15,986,250
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		350,532,494
HOUSEHOLD DURABLES - 1.0%
LG Electronics, Inc.	350,000	27,526,128
INTERNET SOFTWARE & SERVICES - 0.7%
Google, Inc. Class A (sub. vtg.)	100,000	18,799,000
METALS & MINING - 0.1%
Carpenter Technology Corp.	25,100	1,697,262

	Shares	Value (Note 1)
OFFICE ELECTRONICS - 0.7%
Canon, Inc. ADR	400,000	$ 21,096,000
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 74.2%
Agere Systems, Inc.:
Class A (a)	1,074,200	1,761,688
Class B (a)	16,452,900	26,653,698
Altera Corp. (a)	2,000,000	41,480,000
Analog Devices, Inc.	6,225,000	228,582,000
Applied Materials, Inc. (a)	6,299,958	110,249,265
Applied Micro Circuits Corp. (a)	800,000	2,760,000
ARM Holdings PLC sponsored ADR	2,500,000	15,450,000
ASML Holding NV (NY Shares) (a)	400,000	7,328,000
ATI Technologies, Inc. (a)	1,200,000	21,111,516
Atmel Corp. (a)	1,950,000	6,142,500
ATMI, Inc. (a)	200,000	5,444,000
Axcelis Technologies, Inc. (a)	1,500,000	12,900,000
Broadcom Corp. Class A (a)	20,000	645,000
Chartered Semiconductor Manufacturing Ltd. ADR (a)	450,000	3,019,500
Conexant Systems, Inc. (a)	4,500,000	8,100,000
Credence Systems Corp. (a)	600,000	5,262,000
Cypress Semiconductor Corp. (a)	1,525,000	21,472,000
DSP Group, Inc. (a)	200,000	5,035,000
Exar Corp. (a)	192,200	2,715,786
FormFactor, Inc. (a)	500,022	11,485,505
Freescale Semiconductor, Inc.:
Class A	1,300,000	24,570,000
Class B (a)	1,300,048	24,934,921
Infineon Technologies AG sponsored ADR (a)(d)	1,000,000	10,340,000
Integrated Circuit Systems, Inc. (a)	999,950	20,178,991
Intel Corp.	13,265,600	318,109,086
International Rectifier Corp. (a)	300,000	13,200,000
Intersil Corp. Class A	500,000	8,430,000
KLA-Tencor Corp. (d)	1,799,960	88,936,024
Lam Research Corp. (a)	3,999,981	125,759,403
Marvell Technology Group Ltd. (a)	2,500,000	91,475,000
Maxim Integrated Products, Inc.	2,200,000	94,644,000
Microchip Technology, Inc.	250,000	6,865,000
Mindspeed Technologies, Inc. (a)	3,100,000	8,742,000
National Semiconductor Corp.	15,000,025	299,250,499
ON Semiconductor Corp. (a)	1,300,000	5,902,000
PMC-Sierra, Inc. (a)	2,928,705	29,140,615
Rohm Co. Ltd.	20,000	2,012,338
Samsung Electronics Co. Ltd.	119,950	62,930,453
Silicon Laboratories, Inc. (a)	1,000,000	35,100,000
STATS ChipPAC Ltd. ADR (a)(d)	2,500,000	15,225,000
Teradyne, Inc. (a)	2,249,952	34,694,260
Texas Instruments, Inc. (d)	6,000,000	158,820,000
Trident Microsystems, Inc. (a)	400,000	7,396,000
Varian Semiconductor Equipment Associates, Inc. (a)	700,000	27,888,000
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Vitesse Semiconductor Corp. (a)	6,025,000	$ 18,376,250
Volterra Semiconductor Corp. (d)	300,000	4,410,000
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		2,074,927,298
SOFTWARE - 1.1%
Cadence Design Systems, Inc. (a)	1,075,000	14,813,500
Synopsys, Inc. (a)	900,000	16,290,000
TOTAL SOFTWARE		31,103,500
TOTAL COMMON STOCKS (Cost $2,660,087,636)		2,725,983,482
Convertible Preferred Stocks - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%
Procket Networks, Inc. Series C (a)(e) (Cost $2,469,000)	250,000	3
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 2.51% (b)	45,088,586	45,088,586
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	36,898,350	36,898,350
TOTAL MONEY MARKET FUNDS (Cost $81,986,936)		81,986,936
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $2,744,543,572)		2,807,970,421
NET OTHER ASSETS - (0.4)%		(10,646,810)
NET ASSETS - 100%		$ 2,797,323,611
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Procket Networks, Inc. Series C	11/15/00	$ 2,469,000
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.8%
Taiwan	5.0%
Singapore	3.3%
Bermuda	3.3%
Korea (South)	3.2%
Japan	1.5%
Others (individually less than 1%)	1.9%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Caliper Life Sciences, Inc.	$ 9,973,320	$ 2,806,507	$ 4,089,727	$ -	$ -
FormFactor, Inc.	36,878,454	998,301	26,340,314	-	-
National Semiconductor Corp.	204,471,264	161,155,188	87,469,872	331,663	-
Total	$ 251,323,038	$ 164,959,996	$ 117,899,913	$ 331,663	$ -
Income Tax Information

At February 28, 2005, the fund had a capital loss carryforward of approximately $3,011,484,322 of which $1,429,200,503, $1,514,779,921 and $67,503,898 will expire on February 28, 2010, 2011 and February 29, 2012, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2006 approximately $34,901,631 of losses recognized during the period November 1, 2004 to February 28, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $35,171,120) (cost $2,744,543,572) - See accompanying schedule		$ 2,807,970,421
Foreign currency held at value (cost $20,247,618)		20,951,732
Receivable for investments sold		33,727,866
Receivable for fund shares sold		11,407,767
Dividends receivable		3,241,685
Interest receivable		90,373
Prepaid expenses		12,208
Other affiliated receivables		7,706
Other receivables		965,232
Total assets		2,878,374,990

Liabilities
Payable for investments purchased	$ 27,954,156
Payable for fund shares redeemed	13,917,085
Accrued management fee	1,315,165
Other affiliated payables	870,752
Other payables and accrued expenses	95,871
Collateral on securities loaned, at value	36,898,350
Total liabilities		81,051,379

Net Assets		$ 2,797,323,611
Net Assets consist of:
Paid in capital		$ 5,786,090,718
Accumulated net investment loss		(30,793)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,052,907,124)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		64,170,810
Net Assets, for 71,849,719 shares outstanding		$ 2,797,323,611
Net Asset Value, offering price and redemption price per share ($2,797,323,611 ÷ 71,849,719 shares)		$ 38.93

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends (including $603,274 received from affiliated issuers)		$ 14,212,258
Interest		753,879
Security lending		373,262
		15,339,399
Less foreign taxes withheld		(1,635,033)
Total income		13,704,366

Expenses
Management fee	$ 17,896,192
Transfer agent fees	10,261,143
Accounting and security lending fees	1,157,916
Non-interested trustees' compensation	17,311
Depreciation in deferred trustee compensation account	(1,560)
Custodian fees and expenses	424,263
Registration fees	89,802
Audit	49,148
Legal	9,184
Interest	3,655
Miscellaneous	216,191
Total expenses before reductions	30,123,245
Expense reductions	(2,369,114)	27,754,131
Net investment income (loss)		(14,049,765)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $27,633,647 from affiliated issuers)	82,684,868
Foreign currency transactions	535,609
Total net realized gain (loss)		83,220,477
Change in net unrealized appreciation (depreciation) on: Investment securities	(568,304,961)
Assets and liabilities in foreign currencies	837,194
Total change in net unrealized appreciation (depreciation)		(567,467,767)
Net gain (loss)		(484,247,290)
Net increase (decrease) in net assets resulting from operations		$ (498,297,055)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (14,049,765)	$ (23,027,368)
Net realized gain (loss)	83,220,477	211,484,321
Change in net unrealized appreciation (depreciation)	(567,467,767)	1,520,786,535
Net increase (decrease) in net assets resulting from operations	(498,297,055)	1,709,243,488
Share transactions Proceeds from sales of shares	590,476,590	1,241,499,853
Cost of shares redeemed	(1,405,794,768)	(1,046,012,527)
Net increase (decrease) in net assets resulting from share transactions	(815,318,178)	195,487,326
Redemption fees	865,842	1,306,474
Total increase (decrease) in net assets	(1,312,749,391)	1,906,037,288

Net Assets
Beginning of period	4,110,073,002	2,204,035,714
End of period (including accumulated net investment loss of $30,793 and $0, respectively)	$ 2,797,323,611	$ 4,110,073,002
Other Information Shares
Sold	15,643,549	34,702,413
Redeemed	(37,909,258)	(29,086,386)
Net increase (decrease)	(22,265,709)	5,616,027

Financial Highlights

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 43.67	$ 24.90	$ 44.26	$ 48.25	$ 121.58
Income from Investment Operations
Net investment income (loss) C	(.17)	(.25)	(.26)	(.29)	(.30)
Net realized and unrealized gain (loss)	(4.58)	19.01	(19.12)	(3.73)	(54.44)
Total from investment operations	(4.75)	18.76	(19.38)	(4.02)	(54.74)
Distributions from net realized gain	-	-	-	-	(15.17)
Distributions in excess of net realized gain	-	-	-	-	(3.51)
Total distributions	-	-	-	-	(18.68)
Redemption fees added to paid in capital C	.01	.01	.02	.03	.09
Net asset value, end of period	$ 38.93	$ 43.67	$ 24.90	$ 44.26	$ 48.25
Total Return A, B	(10.85)%	75.38%	(43.74)%	(8.27)%	(49.66)%
Ratios to Average Net Assets D
Expenses before expense reductions	.96%	1.08%	1.14%	.99%	.88%
Expenses net of voluntary waivers, if any	.96%	1.08%	1.14%	.99%	.88%
Expenses net of all reductions	.89%	1.06%	1.06%	.97%	.87%
Net investment income (loss)	(.45)%	(.70)%	(.78)%	(.59)%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,797,324	$ 4,110,073	$ 2,204,036	$ 4,539,791	$ 5,230,452
Portfolio turnover rate	119%	50%	70%	57%	100%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Networking and Infrastructure Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Life of fundA
Select Networking and Infrastructure	-19.55%	-29.33%

A From September 21, 2000

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Networking and Infrastructure Portfolio on September 21, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Networking and Infrastructure Portfolio

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Select Networking and Infrastructure Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund returned -19.55%, well off the pace of the -5.34% return of the Goldman Sachs® Technology Index and even further behind the S&P 500®. Stock selection and an overweighting in semiconductors weighed heavily on the fund's performance versus the sector index, with chip maker Agere Systems finishing the period as its largest detractor in both absolute and relative terms. The stock was hampered by disappointing end-user demand in the information storage market and also by some difficulties in executing its business strategy. In the case of Juniper Networks - another detractor - the company was beginning to grab more market share in the corporate enterprise networking space, but overall tepid demand from the enterprise and telecom carrier segments depressed the stock. On the positive side, Marvell Technology Group - the fund's largest holding on average during the period - was easily its top contributor by both absolute and relative measures. The semiconductor company landed some lucrative design contracts with Intel and other customers. Another contributor, Packeteer, provides wide area network (WAN) optimization systems. With a dominant market share and rapidly growing demand for a product that saves its customers money, the company's stock posted an exceptionally strong return.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Networking and Infrastructure Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Juniper Networks, Inc.	6.4
Marvell Technology Group Ltd.	4.7
Agilent Technologies, Inc.	3.6
QUALCOMM, Inc.	3.2
Google, Inc. Class A (sub. vtg.)	3.2
Broadcom Corp. Class A	3.1
Research In Motion Ltd.	3.1
EMC Corp.	2.9
National Semiconductor Corp.	2.2
Avaya, Inc.	2.2
34.6
Top Industries as of February 28, 2005
% of fund's net assets
Communications Equipment	35.8%
Semiconductors & Semiconductor Equipment	31.3%
Electronic Equipment & Instruments	10.1%
Computers & Peripherals	7.3%
Software	6.1%
All Others *	9.4%

* Includes short-term investments and net other assets.

Annual Report

Networking and Infrastructure Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 35.8%
ADC Telecommunications, Inc. (a)	724,000	$ 1,665,200
Adva AG Optical Networking (a)	99,500	658,765
Alvarion Ltd. (a)	99,600	1,005,960
Andrew Corp. (a)	114,300	1,383,030
AudioCodes Ltd. (a)	132,100	1,678,991
Avanex Corp. (a)	114,100	198,534
Avaya, Inc. (a)	170,800	2,391,200
Carrier Access Corp. (a)	25,700	178,872
CIENA Corp. (a)	402,200	796,356
Cisco Systems, Inc. (a)	40	697
Comverse Technology, Inc. (a)	80,800	1,875,368
Ditech Communications Corp. (a)	15,300	192,168
Enterasys Networks, Inc. (a)	204,400	302,512
Extreme Networks, Inc. (a)	30,500	177,510
Foundry Networks, Inc. (a)	23,500	243,695
Foxconn International Holdings Ltd.	40,000	20,387
InterDigital Communication Corp. (a)	37,800	655,074
JDS Uniphase Corp. (a)	264,800	503,120
Juniper Networks, Inc. (a)	329,209	7,091,160
Marconi Corp. PLC (a)	21,400	233,436
Motorola, Inc.	69,600	1,089,936
MRV Communications, Inc. (a)	248,900	920,930
NMS Communications Corp. (a)	369,000	1,845,000
Packeteer, Inc. (a)	36,500	577,430
Powerwave Technologies, Inc. (a)	157,200	1,076,820
QUALCOMM, Inc.	98,900	3,571,279
Redback Networks, Inc. (a)	62,300	414,295
REMEC, Inc. (a)	64,500	404,415
Research In Motion Ltd. (a)	51,400	3,377,911
Riverstone Networks, Inc. (a)	188,100	182,457
SeaChange International, Inc. (a)	20,900	289,465
SiRF Technology Holdings, Inc.	800	8,992
Sonus Networks, Inc. (a)	437,400	2,305,098
Tekelec (a)	53,300	905,034
Tellabs, Inc. (a)	55,000	389,950
TTP Communications PLC (a)	637,400	618,715
Tut Systems, Inc. (a)	42,500	161,500
TOTAL COMMUNICATIONS EQUIPMENT		39,391,262
COMPUTERS & PERIPHERALS - 7.3%
ASUSTeK Computer, Inc.	3,960	11,340
Concurrent Computer Corp. (a)	116,700	242,736
EMC Corp. (a)	254,400	3,220,704
Emulex Corp. (a)	41,100	694,590
LaserCard Corp. (a)	600	4,650
Network Appliance, Inc. (a)	23,100	693,231
QLogic Corp. (a)	20,980	845,284
Read-Rite Corp. (a)	44,000	13
Seagate Technology	35,200	632,544
Storage Technology Corp. (a)	11,600	368,880

	Shares	Value (Note 1)
Synaptics, Inc. (a)	9,500	$ 226,955
Western Digital Corp. (a)	97,400	1,096,724
TOTAL COMPUTERS & PERIPHERALS		8,037,651
ELECTRONIC EQUIPMENT & INSTRUMENTS - 10.1%
Aeroflex, Inc. (a)	216,100	2,195,576
Agilent Technologies, Inc. (a)	162,400	3,897,600
AU Optronics Corp. sponsored ADR (d)	58,000	928,000
Avnet, Inc. (a)	409	7,935
CellStar Corp. (a)	47,400	139,356
Jabil Circuit, Inc. (a)	13,300	341,943
LG.Philips LCD Co. Ltd. ADR (d)	22,800	497,040
Photon Dynamics, Inc. (a)	56,200	1,306,650
Sanmina-SCI Corp. (a)	63,900	354,645
Solectron Corp. (a)	286,400	1,417,680
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		11,086,425
HOUSEHOLD DURABLES - 0.6%
Thomson SA	24,400	658,140
INTERNET SOFTWARE & SERVICES - 5.6%
AsiaInfo Holdings, Inc. (a)	297,700	1,309,880
Google, Inc. Class A (sub. vtg.)	18,700	3,515,413
Openwave Systems, Inc. (a)	31,100	396,836
RADVision Ltd.	64,400	821,100
Vignette Corp. (a)	80,500	95,795
TOTAL INTERNET SOFTWARE & SERVICES		6,139,024
MEDIA - 0.6%
GameLoft.Com (a)(d)	144,700	611,218
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 31.3%
Agere Systems, Inc. Class B (a)	854,740	1,384,679
Altera Corp. (a)	24,000	497,760
Analog Devices, Inc.	16,500	605,880
Applied Materials, Inc. (a)	18,600	325,500
Applied Micro Circuits Corp. (a)	200,400	691,380
ARM Holdings PLC sponsored ADR	63,700	393,666
Atmel Corp. (a)	379,500	1,195,425
Broadcom Corp. Class A (a)(d)	105,700	3,408,825
Cypress Semiconductor Corp. (a)	73,400	1,033,472
DSP Group, Inc. (a)	15,700	395,248
Exar Corp. (a)	8,200	115,866
Fairchild Semiconductor International, Inc. (a)	27,400	452,648
Freescale Semiconductor, Inc.:
Class A	95,100	1,797,390
Class B (a)	96,718	1,855,051
Genesis Microchip, Inc. (a)	4,500	66,330
Integrated Circuit Systems, Inc. (a)	13,700	276,466
Integrated Device Technology, Inc. (a)	136,600	1,708,866
Integrated Silicon Solution, Inc. (a)	100	638
Intel Corp.	32,300	774,554
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Intersil Corp. Class A	35,300	$ 595,158
KLA-Tencor Corp.	12,500	617,625
Lam Research Corp. (a)	5,400	169,776
Lattice Semiconductor Corp. (a)	98,200	518,496
LTX Corp. (a)	101,200	546,480
Marvell Technology Group Ltd. (a)	141,140	5,164,313
Microsemi Corp. (a)	8,600	139,836
Microtune, Inc. (a)	46,100	225,890
Mindspeed Technologies, Inc. (a)	634,433	1,789,101
National Semiconductor Corp.	123,200	2,457,840
O2Micro International Ltd. (a)	125,400	1,345,542
ON Semiconductor Corp. (a)	37,900	172,066
Pixelworks, Inc. (a)	6,400	60,928
Portalplayer, Inc.	200	4,604
PowerDsine Ltd.	9,800	97,216
Sigma Designs, Inc. (a)	8,400	97,314
Silicon Image, Inc. (a)	30,900	355,968
Silicon Laboratories, Inc. (a)	26,400	926,640
Vitesse Semiconductor Corp. (a)(d)	601,700	1,835,185
Zoran Corp. (a)	27,300	292,383
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		34,392,005
SOFTWARE - 6.1%
BEA Systems, Inc. (a)	129,810	1,077,423
Computer Associates International, Inc.	349	9,454
Intervoice, Inc. (a)	59,000	640,150
JAMDAT Mobile, Inc.	60,900	1,035,300
Macromedia, Inc. (a)	25,200	854,028
Macrovision Corp. (a)	46,000	1,115,500
McAfee, Inc. (a)	1,050	24,287
NAVTEQ Corp.	3,500	152,950
Portal Software, Inc. (a)	143,100	394,956
RADWARE Ltd. (a)	39,000	1,009,320
Symantec Corp. (a)	20,400	449,004
TOTAL SOFTWARE		6,762,372
WIRELESS TELECOMMUNICATION SERVICES - 1.8%
Alamosa Holdings, Inc. (a)	37,800	481,572
InPhonic, Inc.	200	4,612
Leap Wireless International, Inc. (a)	19,400	519,920
Wireless Facilities, Inc. (a)	138,200	975,692
TOTAL WIRELESS TELECOMMUNICATION SERVICES		1,981,796
TOTAL COMMON STOCKS (Cost $110,531,097)		109,059,893
Money Market Funds - 4.0%
	Shares	Value (Note 1)
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c) (Cost $4,437,775)	4,437,775	$ 4,437,775
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $114,968,872)		113,497,668
NET OTHER ASSETS - (3.2)%		(3,537,700)
NET ASSETS - 100%		$ 109,959,968
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.0%
Bermuda	4.7%
Israel	4.1%
Canada	3.1%
Cayman Islands	1.8%
France	1.2%
United Kingdom	1.2%
Others (individually less than 1%)	1.9%
100.0%
Income Tax Information

At February 28, 2005, the fund had a capital loss carryforward of approximately $204,117,389 of which $117,210,507, $83,559,188 and $3,347,694 will expire on February 28, 2010, 2011 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Networking and Infrastructure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $4,213,154) (cost $114,968,872) - See accompanying schedule		$ 113,497,668
Foreign currency held at value (cost $83,989)		93,305
Receivable for investments sold		2,666,512
Receivable for fund shares sold		189,917
Dividends receivable		11,007
Interest receivable		940
Prepaid expenses		547
Other affiliated receivables		244
Other receivables		104,603
Total assets		116,564,743

Liabilities
Payable to custodian bank	$ 13,530
Payable for fund shares redeemed	2,019,086
Accrued management fee	56,716
Other affiliated payables	50,579
Other payables and accrued expenses	27,089
Collateral on securities loaned, at value	4,437,775
Total liabilities		6,604,775

Net Assets		$ 109,959,968
Net Assets consist of:
Paid in capital		$ 316,463,851
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(205,041,995)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,461,888)
Net Assets, for 51,373,631 shares outstanding		$ 109,959,968
Net Asset Value, offering price and redemption price per share ($109,959,968 ÷ 51,373,631 shares)		$ 2.14

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 142,946
Interest		86,954
Security lending		21,130
Total income		251,030

Expenses
Management fee	$ 808,134
Transfer agent fees	654,162
Accounting and security lending fees	71,465
Non-interested trustees' compensation	789
Custodian fees and expenses	14,077
Registration fees	43,541
Audit	35,145
Legal	307
Miscellaneous	18,092
Total expenses before reductions	1,645,712
Expense reductions	(140,200)	1,505,512
Net investment income (loss)		(1,254,482)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,910,362)
Foreign currency transactions	(1,273)
Total net realized gain (loss)		(1,911,635)
Change in net unrealized appreciation (depreciation) on: Investment securities	(35,489,173)
Assets and liabilities in foreign currencies	6,088
Total change in net unrealized appreciation (depreciation)		(35,483,085)
Net gain (loss)		(37,394,720)
Net increase (decrease) in net assets resulting from operations		$ (38,649,202)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Networking and Infrastructure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,254,482)	$ (1,412,037)
Net realized gain (loss)	(1,911,635)	7,468,862
Change in net unrealized appreciation (depreciation)	(35,483,085)	59,771,786
Net increase (decrease) in net assets resulting from operations	(38,649,202)	65,828,611
Share transactions Proceeds from sales of shares	115,763,770	248,584,834
Cost of shares redeemed	(178,809,269)	(181,244,333)
Net increase (decrease) in net assets resulting from share transactions	(63,045,499)	67,340,501
Redemption fees	186,620	318,064
Total increase (decrease) in net assets	(101,508,081)	133,487,176

Net Assets
Beginning of period	211,468,049	77,980,873
End of period	$ 109,959,968	$ 211,468,049
Other Information Shares
Sold	52,179,386	110,117,410
Redeemed	(80,221,748)	(82,030,918)
Net increase (decrease)	(28,042,362)	28,086,492

Financial Highlights

Years ended February 28,	2005	2004 H	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 2.66	$ 1.52	$ 2.38	$ 4.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.02)	(.03)	(.03)	(.02)
Net realized and unrealized gain (loss)	(.50)	1.16	(.84)	(1.74)	(5.86)
Total from investment operations	(.52)	1.14	(.87)	(1.77)	(5.88)
Redemption fees added to paid in capital E	- I	- I	.01	.01	.02
Net asset value, end of period	$ 2.14	$ 2.66	$ 1.52	$ 2.38	$ 4.14
Total Return B, C, D	(19.55)%	75.00%	(36.13)%	(42.51)%	(58.60)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.17%	1.43%	1.93%	1.58%	1.60% A
Expenses net of voluntary waivers, if any	1.17%	1.43%	1.93%	1.58%	1.60% A
Expenses net of all reductions	1.07%	1.39%	1.78%	1.52%	1.59% A
Net investment income (loss)	(.89)%	(1.00)%	(1.45)%	(1.03)%	(.89)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109,960	$ 211,468	$ 77,981	$ 110,547	$ 130,351
Portfolio turnover rate	160%	57%	120%	177%	126% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the former sales charges. E Calculated based on average shares outstanding during the period. F For the period September 21, 2000 (commencement of operations) to February 28, 2001. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services	-6.43%	-7.12%	15.04%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Software and Computer Services Portfolio

Management's Discussion of Fund Performance

Comments from Kelly Cardwell, Portfolio Manager of Fidelity® Select Software and Computer Services Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

Fidelity Select Software and Computer Services Portfolio had a disappointing year, underperforming both its sector benchmark and the broader stock market. For the 12 months ending February 28, 2005, the fund returned -6.43%, compared with -5.34% for the Goldman Sachs® Technology Index and 6.98% for the S&P 500®. The fund lagged the Goldman Sachs index primarily because it was overweighted in a few key holdings that underperformed - namely software companies BEA Systems and Blue Coat Systems, and Internet service provider United Online. BEA was the largest detractor by far relative to the sector benchmark. However, I felt the company still had solid prospects, and it remained a significant holding at period end. On the positive side, Indian outsourcing firms Infosys Technologies and Satyam Computer Services made contributions to returns, as both companies benefited from the lower-cost, highly educated labor force in India.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Software and Computer Services Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Microsoft Corp.	15.9
BEA Systems, Inc.	12.2
Symantec Corp.	7.6
Siebel Systems, Inc.	6.3
The BISYS Group, Inc.	6.3
VERITAS Software Corp.	4.9
Oracle Corp.	4.4
Google, Inc. Class A (sub. vtg.)	3.3
Quest Software, Inc.	2.9
Nintendo Co. Ltd.	2.8
66.6
Top Industries as of February 28, 2005
% of fund's net assets
Software	66.0%
IT Services	16.5%
Internet Software & Services	6.9%
Computers & Peripherals	3.3%
Specialty Retail	2.8%
All Others *	4.5%

* Includes short-term investments and net other assets.

Annual Report

Software and Computer Services Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.4%
Orbital Sciences Corp. (a)	245,400	$ 2,569,338
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Resources Connection, Inc. (a)	103,100	5,130,256
COMPUTERS & PERIPHERALS - 3.3%
ActivCard Corp. (a)	550,000	3,542,000
Adaptec, Inc. (a)	675,000	3,672,000
Cray, Inc. (a)(d)	449,900	1,691,624
Dot Hill Systems Corp. (a)	472,200	2,979,582
International Business Machines Corp.	1,000	92,580
Pinnacle Systems, Inc. (a)	590,700	2,528,196
Seagate Technology	275,000	4,941,750
Sun Microsystems, Inc. (a)	730,700	3,083,554
TOTAL COMPUTERS & PERIPHERALS		22,531,286
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
CDW Corp.	139,900	8,040,053
National Instruments Corp.	103,100	2,944,536
Xyratex Ltd.	185,000	3,280,050
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		14,264,639
HOTELS, RESTAURANTS & LEISURE - 0.3%
Ctrip.com International Ltd. ADR (a)	56,900	2,193,495
HOUSEHOLD DURABLES - 0.8%
Ngai Lik Industrial Holdings Ltd.	8,244,000	2,510,530
Sanyo Electric Co. Ltd.	835,000	2,811,152
TOTAL HOUSEHOLD DURABLES		5,321,682
INTERNET SOFTWARE & SERVICES - 6.9%
Aladdin Knowledge Systems Ltd. (a)	228,700	4,798,126
AsiaInfo Holdings, Inc. (a)	580,000	2,552,000
Google, Inc. Class A (sub. vtg.) (d)	121,400	22,821,986
SonicWALL, Inc. (a)	1,059,000	6,544,620
ValueClick, Inc. (a)	250,000	3,162,500
Vitria Technology, Inc. (a)(e)	2,133,350	7,360,058
TOTAL INTERNET SOFTWARE & SERVICES		47,239,290
IT SERVICES - 16.5%
Affiliated Computer Services, Inc. Class A (a)(d)	156,500	8,091,050
First Data Corp.	100	4,102
Infosys Technologies Ltd.	295,804	15,185,758

	Shares	Value (Note 1)
Kanbay International, Inc.	477,711	$ 10,896,588
Mastek Ltd.	250,000	2,207,803
Ness Technologies, Inc.	225,000	2,956,500
Paychex, Inc.	357,000	11,399,010
Sabre Holdings Corp. Class A	100,000	2,108,000
Satyam Computer Services Ltd.	644,530	6,080,458
SM&A (a)	340,800	2,726,400
SunGard Data Systems, Inc. (a)	128,500	3,355,135
The BISYS Group, Inc. (a)	2,877,100	42,638,622
Titan Corp. (a)	300,000	4,980,000
TOTAL IT SERVICES		112,629,426
SOFTWARE - 66.0%
Agile Software Corp. (a)	775,000	5,316,500
Altiris, Inc. (a)	3,900	113,997
BEA Systems, Inc. (a)	10,016,300	83,135,290
Citrix Systems, Inc. (a)	150,000	3,375,000
Cognos, Inc. (a)	15,400	661,347
Concord Communications, Inc. (a)	737,400	7,602,594
Concur Technologies, Inc. (a)	8,483	71,681
E.piphany, Inc. (a)	1,363,600	4,731,692
FileNET Corp. (a)	679,886	15,922,930
Informatica Corp. (a)	607,105	4,717,206
Microsoft Corp.	4,291,900	108,070,041
NetIQ Corp. (a)	190,000	2,240,100
Ninetowns Digital World Trade Ltd. ADR	322,000	2,791,740
Nintendo Co. Ltd.	171,500	19,027,306
Oracle Corp. (a)	2,328,900	30,066,099
Phase Forward, Inc.	1,036,687	6,842,134
Quest Software, Inc. (a)	1,453,000	19,717,210
Red Hat, Inc. (a)	325,000	3,724,500
SAP AG sponsored ADR	4,200	170,310
Siebel Systems, Inc. (a)	5,012,100	42,753,213
SPSS, Inc. (a)	1,400	27,160
Symantec Corp. (a)(d)	2,354,700	51,826,947
Verint Systems, Inc. (a)	19,010	750,230
VERITAS Software Corp. (a)	1,373,000	33,254,060
WatchGuard Technologies, Inc. (a)	747,000	2,711,610
TOTAL SOFTWARE		449,620,897
SPECIALTY RETAIL - 2.8%
RadioShack Corp.	563,100	16,645,236
Tweeter Home Entertainment Group, Inc. (a)	400,000	2,316,000
TOTAL SPECIALTY RETAIL		18,961,236
TOTAL COMMON STOCKS (Cost $725,842,602)		680,461,545
Money Market Funds - 1.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.51% (b)	2,285,291	$ 2,285,291
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	6,295,350	6,295,350
TOTAL MONEY MARKET FUNDS (Cost $8,580,641)		8,580,641
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $734,423,243)		689,042,186
NET OTHER ASSETS - (1.2)%		(8,053,721)
NET ASSETS - 100%		$ 680,988,465
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Blue Coat Systems, Inc.	$ 17,897,462	$ 13,698,133	$ 14,010,475	$ -	$ -
Vitria Technology, Inc.	-	7,325,617	-	-	7,360,058
Total	$ 17,897,462	$ 21,023,750	$ 14,010,475	$ -	$ 7,360,058
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $159,270,045 of which $31,611,764 and $127,658,281 will expire on February 28, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $6,069,629) (cost $734,423,243) - See accompanying schedule		$ 689,042,186
Foreign currency held at value (cost $2,522,739)		2,523,161
Receivable for investments sold		8,665,428
Receivable for fund shares sold		327,384
Dividends receivable		390,045
Interest receivable		11,294
Prepaid expenses		2,911
Other affiliated receivables		535
Other receivables		230,304
Total assets		701,193,248

Liabilities
Payable for investments purchased	$ 3,642,950
Payable for fund shares redeemed	7,689,062
Distributions payable	605
Accrued management fee	342,048
Other affiliated payables	226,168
Other payables and accrued expenses	2,008,600
Collateral on securities loaned, at value	6,295,350
Total liabilities		20,204,783

Net Assets		$ 680,988,465
Net Assets consist of:
Paid in capital		$ 894,266,349
Accumulated net investment loss		(1,724)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(165,962,172)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(47,313,988)
Net Assets, for 14,306,572 shares outstanding		$ 680,988,465
Net Asset Value, offering price and redemption price per share ($680,988,465 ÷ 14,306,572 shares)		$ 47.60

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 2,879,287
Special Dividends		11,898,300
Interest		344,533
Security lending		134,707
Total income		15,256,827

Expenses
Management fee	$ 4,341,573
Transfer agent fees	2,440,507
Accounting and security lending fees	345,395
Non-interested trustees' compensation	4,212
Custodian fees and expenses	149,939
Registration fees	44,641
Audit	46,680
Legal	5,603
Miscellaneous	48,336
Total expenses before reductions	7,426,886
Expense reductions	(448,269)	6,978,617
Net investment income (loss)		8,278,210
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $624,510) (Including realized gain (loss) of $(8,084,304) from affiliated issuers)	95,388,990
Foreign currency transactions	20,111
Total net realized gain (loss)		95,409,101
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,722,588)	(157,607,063)
Assets and liabilities in foreign currencies	(5,543)
Total change in net unrealized appreciation (depreciation)		(157,612,606)
Net gain (loss)		(62,203,505)
Net increase (decrease) in net assets resulting from operations		$ (53,925,295)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,278,210	$ (4,018,803)
Net realized gain (loss)	95,409,101	150,579,863
Change in net unrealized appreciation (depreciation)	(157,612,606)	122,939,008
Net increase (decrease) in net assets resulting from operations	(53,925,295)	269,500,068
Distributions to shareholders from net investment income	(8,110,612)	-
Share transactions Proceeds from sales of shares	155,011,085	166,207,624
Reinvestment of distributions	7,703,457	-
Cost of shares redeemed	(266,698,522)	(206,781,615)
Net increase (decrease) in net assets resulting from share transactions	(103,983,980)	(40,573,991)
Redemption fees	61,959	116,029
Total increase (decrease) in net assets	(165,957,928)	229,042,106

Net Assets
Beginning of period	846,946,393	617,904,287
End of period (including accumulated net investment loss of $1,724 and $0, respectively)	$ 680,988,465	$ 846,946,393
Other Information Shares
Sold	3,179,188	3,730,779
Issued in reinvestment of distributions	148,715	-
Redeemed	(5,507,739)	(4,658,389)
Net increase (decrease)	(2,179,836)	(927,610)

Financial Highlights

Years ended February 28,	2005	2004 G	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 51.37	$ 35.48	$ 41.84	$ 45.33	$ 105.09
Income from Investment Operations
Net investment income (loss) C	.53 D	(.24) E	(.24)	(.26)	(.29)
Net realized and unrealized gain (loss)	(3.79)	16.12	(6.13)	(3.02)	(28.23)
Total from investment operations	(3.26)	15.88	(6.37)	(3.28)	(28.52)
Distributions from net investment income	(.51)	-	-	-	-
Distributions from net realized gain	-	-	-	(.24)	(31.32)
Total distributions	(.51)	-	-	(.24)	(31.32)
Redemption fees added to paid in capital C	- H	.01	.01	.03	.08
Net asset value, end of period	$ 47.60	$ 51.37	$ 35.48	$ 41.84	$ 45.33
Total Return A, B	(6.43)%	44.79%	(15.20)%	(7.08)%	(35.27)%
Ratios to Average Net Assets F
Expenses before expense reductions	.98%	1.09%	1.18%	1.09%	1.00%
Expenses net of voluntary waivers, if any	.98%	1.09%	1.18%	1.09%	1.00%
Expenses net of all reductions	.92%	1.06%	1.05%	1.05%	.99%
Net investment income (loss)	1.09% D	(.53)%	(.65)%	(.57)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 680,988	$ 846,946	$ 617,904	$ 782,519	$ 921,678
Portfolio turnover rate	94%	81%	198%	325%	272%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.76 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (.48)%. E Investment income per share reflects a special dividend which amounted to $.03 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Technology	-6.73%	-19.27%	12.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Technology Portfolio

Management's Discussion of Fund Performance

Comments from Jim Morrow, who became Portfolio Manager of Fidelity® Select Technology Portfolio on January 12, 2005

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

The fund was down 6.73% during the 12 months ending February 28, 2005, trailing both the Goldman Sachs® Technology Index, which fell 5.34%, and the S&P 500® index. The fund underperformed its sector benchmark primarily because it was overweighted in semiconductor manufacturing stocks, one of the worst-performing industry components of the technology sector. In addition, weaker performance in the communications equipment market also hurt the fund's performance relative to its index. In terms of individual disappointments, the fund's holdings in chip makers Intel, Analog Devices, Agere Systems, Conexant Systems and Integrated Circuit Systems all declined significantly due to elevated inventories in some markets. Elsewhere, investors also punished the stock of telecommunications equipment makers CIENA and Enterasys Networks. Among the fund's biggest contributors both in absolute terms and relative to the Goldman Sachs index were personal computer maker Apple Computer, Internet search provider Google and Taiwan-based electronics contract manufacturer Hon Hai Precision Industries. Other top-performing holdings were electronic parts manufacturers Marvell Technology and SigmaTel.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Technology Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Intel Corp.	11.0
Cisco Systems, Inc.	6.9
Microsoft Corp.	5.5
Dell, Inc.	4.7
eBay, Inc.	4.2
EMC Corp.	4.0
QUALCOMM, Inc.	2.6
Google, Inc. Class A (sub. vtg.)	2.5
National Semiconductor Corp.	2.5
Oracle Corp.	2.4
46.3
Top Industries as of February 28, 2005
% of fund's net assets
Semiconductors & Semiconductor Equipment	33.2%
Computers & Peripherals	17.2%
Communications Equipment	16.5%
Software	12.3%
Internet Software & Services	5.5%
All Others *	15.3%

* Includes short-term investments and net other assets.

Annual Report

Technology Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Robert Half International, Inc.	50,000	$ 1,458,500
COMMUNICATIONS EQUIPMENT - 16.5%
Alcatel SA sponsored ADR (a)(d)	475,500	6,176,745
Avaya, Inc. (a)	1,625,000	22,750,000
Cisco Systems, Inc. (a)(d)	7,800,000	135,876,000
Comverse Technology, Inc. (a)	330,030	7,659,996
Corning, Inc. (a)	1,500,000	17,205,000
Foundry Networks, Inc. (a)	427,500	4,433,175
ITF Optical Technologies, Inc. Series A (e)	65,118	81,398
Juniper Networks, Inc. (a)	1,699,974	36,617,440
Motorola, Inc.	1,950,000	30,537,000
QUALCOMM, Inc.	1,400,000	50,554,000
Research In Motion Ltd. (a)	150,000	9,857,716
TOTAL COMMUNICATIONS EQUIPMENT		321,748,470
COMPUTERS & PERIPHERALS - 17.2%
Apple Computer, Inc. (a)	999,942	44,857,398
Dell, Inc. (a)	2,299,991	92,206,639
EMC Corp. (a)	6,180,045	78,239,370
Gateway, Inc. (a)	200,000	940,000
International Business Machines Corp.	299,950	27,769,371
Lexmark International, Inc. Class A (a)	175,000	14,022,750
Network Appliance, Inc. (a)	550,000	16,505,500
QLogic Corp. (a)	200,000	8,058,000
Quanta Computer, Inc.	9,999,432	17,856,128
Seagate Technology	800,000	14,376,000
Sun Microsystems, Inc. (a)	3,000,000	12,660,000
Western Digital Corp. (a)	831,890	9,367,081
TOTAL COMPUTERS & PERIPHERALS		336,858,237
CONSTRUCTION MATERIALS - 0.1%
Headwaters, Inc. (a)	80,000	2,572,800
ELECTRICAL EQUIPMENT - 0.8%
Evergreen Solar, Inc. (a)	2,400,000	14,208,000
SolarWorld AG	10,000	1,344,012
TOTAL ELECTRICAL EQUIPMENT		15,552,012
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.6%
Arrow Electronics, Inc. (a)	250,000	6,725,000
Avnet, Inc. (a)	250,000	4,850,000
CDW Corp.	100,000	5,747,000
Chi Mei Optoelectronics Corp.	1,500,000	2,335,907
Flextronics International Ltd. (a)	564,300	7,533,405
Hon Hai Precision Industries Co. Ltd.	5,000,297	23,247,841
Ingram Micro, Inc. Class A (a)	180,400	3,232,768
Mettler-Toledo International, Inc. (a)	100,000	5,250,000
Motech Industries, Inc.	410,000	4,260,939

	Shares	Value (Note 1)
Symbol Technologies, Inc.	150,000	$ 2,659,500
Xyratex Ltd.	300,000	5,319,000
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		71,161,360
HOTELS, RESTAURANTS & LEISURE - 0.2%
International Game Technology	150,000	4,569,000
HOUSEHOLD DURABLES - 1.3%
Harman International Industries, Inc.	154,900	17,375,133
LG Electronics, Inc.	99,990	7,863,822
TOTAL HOUSEHOLD DURABLES		25,238,955
INTERNET & CATALOG RETAIL - 4.2%
eBay, Inc. (a)(d)	1,900,000	81,396,000
INTERNET SOFTWARE & SERVICES - 5.5%
Ariba, Inc. (a)	1,001,719	9,125,660
Google, Inc. Class A (sub. vtg.)	265,000	49,817,350
Openwave Systems, Inc. (a)	280,933	3,584,705
Yahoo!, Inc. (a)	1,400,000	45,178,000
TOTAL INTERNET SOFTWARE & SERVICES		107,705,715
IT SERVICES - 3.6%
Affiliated Computer Services, Inc. Class A (a)	150,000	7,755,000
Ceridian Corp. (a)	300,000	5,475,000
Cognizant Technology Solutions Corp. Class A (a)	350,000	16,530,500
First Data Corp.	350,000	14,357,000
Infosys Technologies Ltd. sponsored ADR	100,000	7,625,000
Kanbay International, Inc.	100,000	2,281,000
Paychex, Inc.	400,000	12,772,000
Satyam Computer Services Ltd. ADR (d)	100,000	2,439,000
TOTAL IT SERVICES		69,234,500
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 33.2%
Advanced Semiconductor Engineering, Inc.	10,000,000	7,882,883
Agere Systems, Inc. Class A (a)	1,141,500	1,872,060
Analog Devices, Inc.	1,000,000	36,720,000
Applied Materials, Inc. (a)	1,450,000	25,375,000
Applied Micro Circuits Corp. (a)	1,188,500	4,100,325
ATMI, Inc. (a)	230,000	6,260,600
Cree, Inc. (a)	139,060	3,270,691
Cypress Semiconductor Corp. (a)	1,000,000	14,080,000
Freescale Semiconductor, Inc.:
Class A	395,400	7,473,060
Class B (a)	725,740	13,919,693
Integrated Circuit Systems, Inc. (a)	300,000	6,054,000
Integrated Device Technology, Inc. (a)	500,000	6,255,000
Intel Corp.	8,973,760	215,190,767
International Rectifier Corp. (a)	150,000	6,600,000
Intersil Corp. Class A	750,000	12,645,000
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
KLA-Tencor Corp.	300,000	$ 14,823,000
Lam Research Corp. (a)	158,900	4,995,816
Linear Technology Corp.	155,300	6,066,018
Marvell Technology Group Ltd. (a)	1,200,000	43,908,000
Maxim Integrated Products, Inc.	319,500	13,744,890
Mindspeed Technologies, Inc. (a)	1,472,600	4,152,732
National Semiconductor Corp.	2,400,000	47,880,000
O2Micro International Ltd. (a)	265,700	2,850,961
ON Semiconductor Corp. (a)	100,000	454,000
PMC-Sierra, Inc. (a)	554,800	5,520,260
Samsung Electronics Co. Ltd.	29,950	15,712,939
SigmaTel, Inc. (a)	200,000	8,338,000
Silicon Laboratories, Inc. (a)	400,000	14,040,000
Taiwan Semiconductor Manufacturing Co. Ltd.	5,114,944	9,051,542
Teradyne, Inc. (a)	1,200,000	18,504,000
Tessera Technologies, Inc. (a)	125,028	5,093,641
Texas Instruments, Inc.	1,500,000	39,705,000
Trident Microsystems, Inc. (a)	100,000	1,849,000
United Microelectronics Corp.	11,499,000	7,695,598
Varian Semiconductor Equipment Associates, Inc. (a)	250,000	9,960,000
Vitesse Semiconductor Corp. (a)	2,000,000	6,100,000
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		648,144,476
SOFTWARE - 12.3%
BEA Systems, Inc. (a)	1,500,000	12,450,000
Microsoft Corp.	4,249,960	107,013,993
Oracle Corp. (a)	3,700,000	47,767,000
Quest Software, Inc. (a)	699,999	9,498,986
Red Hat, Inc. (a)	400,000	4,584,000
Siebel Systems, Inc. (a)	1,000,028	8,530,239
Symantec Corp. (a)	500,000	11,005,000
TIBCO Software, Inc. (a)	400,000	3,904,000
VERITAS Software Corp. (a)	1,500,000	36,330,000
TOTAL SOFTWARE		241,083,218
WIRELESS TELECOMMUNICATION SERVICES - 0.6%
Crown Castle International Corp. (a)	300,000	4,902,000
Leap Wireless International, Inc. (a)	100,000	2,680,000
Syniverse Holdings, Inc. (d)	275,000	4,193,750
TOTAL WIRELESS TELECOMMUNICATION SERVICES		11,775,750
TOTAL COMMON STOCKS (Cost $1,932,764,822)		1,938,498,993
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 0.0%
Chorum Technologies, Inc. Series E (a)(e)	33,100	$ 0
Procket Networks, Inc. Series C (a)(e)	504,045	5
SOFTWARE - 0.0%
Monterey Design Systems Series E (e)	62,733	56,460
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,768,008)		56,465
Money Market Funds - 2.1%

Fidelity Cash Central Fund, 2.51% (b)	27,214,504	27,214,504
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	14,129,525	14,129,525
TOTAL MONEY MARKET FUNDS (Cost $41,344,029)		41,344,029
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $1,982,876,859)		1,979,899,487
NET OTHER ASSETS - (1.3)%		(25,882,475)
NET ASSETS - 100%		$ 1,954,017,012
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $137,863 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 570,644
ITF Optical Technologies, Inc. Series A	10/11/00	$ 3,269,910
Monterey Design Systems Series E	11/1/00	$ 3,293,498
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 4,977,948
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.9%
Taiwan	3.7%
Bermuda	2.6%
Korea (South)	1.2%
Others (individually less than 1%)	2.6%
100.0%
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $2,767,654,688 of which $1,989,204,200 and $778,450,488 will expire on February 28, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $13,887,192) (cost $1,982,876,859) - See accompanying schedule		$ 1,979,899,487
Foreign currency held at value (cost $129,290)		131,268
Receivable for investments sold		18,379,613
Receivable for fund shares sold		1,136,435
Dividends receivable		1,516,491
Interest receivable		57,198
Prepaid expenses		8,470
Other affiliated receivables		2,052
Other receivables		808,683
Total assets		2,001,939,697

Liabilities
Payable for investments purchased	$ 20,500,186
Payable for fund shares redeemed	11,586,860
Accrued management fee	954,553
Other affiliated payables	702,426
Other payables and accrued expenses	49,135
Collateral on securities loaned, at value	14,129,525
Total liabilities		47,922,685

Net Assets		$ 1,954,017,012
Net Assets consist of:
Paid in capital		$ 4,753,857,754
Distributions in excess of net investment income		(2,818)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,796,873,525)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,964,399)
Net Assets, for 33,911,947 shares outstanding		$ 1,954,017,012
Net Asset Value, offering price and redemption price per share ($1,954,017,012 ÷ 33,911,947 shares)		$ 57.62

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 5,761,580
Special Dividends		18,438,480
Interest		370,883
Security lending		122,676
Total income		24,693,619

Expenses
Management fee	$ 12,388,322
Transfer agent fees	8,179,174
Accounting and security lending fees	835,473
Non-interested trustees' compensation	11,862
Custodian fees and expenses	118,570
Registration fees	56,059
Audit	44,489
Legal	13,238
Interest	6,287
Miscellaneous	192,538
Total expenses before reductions	21,846,012
Expense reductions	(1,454,732)	20,391,280
Net investment income (loss)		4,302,339
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	189,608,724
Foreign currency transactions	(221,196)
Total net realized gain (loss)		189,387,528
Change in net unrealized appreciation (depreciation) on: Investment securities	(375,865,911)
Assets and liabilities in foreign currencies	(31,637)
Total change in net unrealized appreciation (depreciation)		(375,897,548)
Net gain (loss)		(186,510,020)
Net increase (decrease) in net assets resulting from operations		$ (182,207,681)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,302,339	$ (17,265,633)
Net realized gain (loss)	189,387,528	454,325,260
Change in net unrealized appreciation (depreciation)	(375,897,548)	507,293,936
Net increase (decrease) in net assets resulting from operations	(182,207,681)	944,353,563
Distributions to shareholders from net investment income	(5,976,190)	-
Share transactions Proceeds from sales of shares	381,187,720	774,205,314
Reinvestment of distributions	5,775,266	-
Cost of shares redeemed	(844,222,054)	(604,001,588)
Net increase (decrease) in net assets resulting from share transactions	(457,259,068)	170,203,726
Redemption fees	287,814	464,868
Total increase (decrease) in net assets	(645,155,125)	1,115,022,157

Net Assets
Beginning of period	2,599,172,137	1,484,149,980
End of period (including distributions in excess of net investment income of $2,818 and $0, respectively)	$ 1,954,017,012	$ 2,599,172,137
Other Information Shares
Sold	6,743,814	14,602,938
Issued in reinvestment of distributions	94,599	-
Redeemed	(14,886,227)	(11,247,811)
Net increase (decrease)	(8,047,814)	3,355,127

Financial Highlights

Years ended February 28,	2005	2004 F	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 61.94	$ 38.44	$ 52.07	$ 69.00	$ 195.92
Income from Investment Operations
Net investment income (loss) C	.11 D	(.42)	(.37)	(.45)	(.65)
Net realized and unrealized gain (loss)	(4.28)	23.91	(13.28)	(16.50)	(105.68)
Total from investment operations	(4.17)	23.49	(13.65)	(16.95)	(106.33)
Distributions from net investment income	(.16)	-	-	-	-
Distributions from net realized gain	-	-	-	-	(8.60)
Distributions in excess of net realized gain	-	-	-	-	(12.13)
Total distributions	(.16)	-	-	-	(20.73)
Redemption fees added to paid in capital C	.01	.01	.02	.02	.14
Net asset value, end of period	$ 57.62	$ 61.94	$ 38.44	$ 52.07	$ 69.00
Total Return A, B	(6.73)%	61.13%	(26.18)%	(24.54)%	(59.05)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.01%	1.19%	1.39%	1.19%	.95%
Expenses net of voluntary waivers, if any	1.01%	1.19%	1.39%	1.19%	.95%
Expenses net of all reductions	.94%	1.14%	1.22%	1.13%	.94%
Net investment income (loss)	.20% D	(.80)%	(.86)%	(.73)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,954,017	$ 2,599,172	$ 1,484,150	$ 2,245,312	$ 3,245,537
Portfolio turnover rate	104%	127%	153%	184%	114%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.48 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (.65)%. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2005

1. Significant Accounting Policies.

Business Services and Outsourcing Portfolio, Computers Portfolio, Developing Communications Portfolio, Electronics Portfolio, Networking and Infrastructure Portfolio, Software and Computer Services Portfolio, and Technology Portfolio (the funds) are funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund's investments are valued as of these times for the purpose of computing the fund's hourly NAV. Fidelity may suspend the calculation of one or more hourly NAVs for any period in which prices for a portion of the stocks or securities held by the funds are not readily available.

Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Electronics Portfolio, non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

In late September, India's Ministry of Finance confirmed that effective October 1, 2004, the tax on long-term capital gains was eliminated and the short-term capital gain tax rate was reduced from 33.66% to 11.22%. At September 30, 2004, the impact of the change resulted in a reduction in the deferred foreign tax liability and a corresponding increase in net asset value of the funds as follows:

	Amount	Per-share
Business Services Portfolio	$ 64,136	$ 0.023
Software and Computer Services Portfolio	2,872,963	0.187

Additionally, effective October 1, 2004 India's Ministry of Finance charges a securities transactions tax, levied at the rate of 0.075% on the value of all equity securities transactions traded on a recognized Indian stock exchange. The transaction tax will be included in the net amount of purchases and sales of securities.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, market discount, net operating losses, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Business Services and Outsourcing Portfolio	$ 36,366,644	$ 6,584,117	$ (1,538,971)	$ 5,045,146
Computers Portfolio	652,222,901	90,142,666	(69,388,124)	20,754,542
Developing Communications Portfolio	609,106,366	26,375,275	(90,989,890)	(64,614,615)
Electronics Portfolio	2,750,320,773	306,316,163	(248,666,515)	57,649,648
Networking and Infrastructure Portfolio	115,884,158	9,468,555	(11,855,045)	(2,386,490)
Software and Computer Services Portfolio	743,048,305	38,710,767	(92,716,886)	(54,006,119)
Technology Portfolio	2,012,082,720	146,215,286	(178,398,519)	(32,183,233)
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Business Services and Outsourcing Portfolio	$ -	$ 778,396	$ -
Computers Portfolio	-	-	(849,183,653)
Developing Communications Portfolio	-	-	(1,266,424,747)
Electronics Portfolio	-	-	(3,011,484,322)
Networking and Infrastructure Portfolio	-	-	(204,117,389)
Software and Computer Services Portfolio	-	-	(159,270,045)
Technology Portfolio	-	-	(2,767,654,688)

The tax character of distributions paid was as follows:

February 28, 2005
	Ordinary Income	Long-term Capital Gains	Total
Business Services and Outsourcing Portfolio	$ -	$ 565,955	$ 565,955
Software and Computer Services Portfolio	8,110,612	-	8,110,612
Technology Portfolio	5,976,190	-	5,976,190

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the funds and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases	Sales
Business Services and Outsourcing Portfolio	$ 32,680,862	$ 34,341,028
Computers Portfolio	755,300,812	998,294,912
Developing Communications Portfolio	1,471,539,820	1,738,733,716
Electronics Portfolio	3,694,536,917	4,464,317,150
Networking and Infrastructure Portfolio	218,734,692	274,961,236
Software and Computer Services Portfolio	693,274,175	777,985,861
Technology Portfolio	2,238,338,045	2,694,226,644

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Business Services and Outsourcing Portfolio	.30%	.27%	.58%
Computers Portfolio	.30%	.27%	.57%
Developing Communications Portfolio	.30%	.27%	.57%
Electronics Portfolio	.30%	.27%	.57%
Networking and Infrastructure Portfolio	.30%	.27%	.57%
Software and Computer Services Portfolio	.30%	.27%	.57%
Technology Portfolio	.30%	.27%	.57%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Business Services and Outsourcing Portfolio	$ 305
Computers Portfolio	3,285
Developing Communications Portfolio	5,533
Electronics Portfolio	10,850
Networking and Infrastructure Portfolio	370
Software and Computer Services Portfolio	5,487
Technology Portfolio	29,132

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Business Services and Outsourcing Portfolio	.41%
Computers Portfolio	.40%
Developing Communications Portfolio	.42%
Electronics Portfolio	.33%
Networking and Infrastructure Portfolio	.46%
Software and Computer Services Portfolio	.32%
Technology Portfolio	.38%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Business Services and Outsourcing Portfolio	$ 20,275
Computers Portfolio	106,999
Developing Communications Portfolio	245,721
Electronics Portfolio	724,617
Networking and Infrastructure Portfolio	86,837
Software and Computer Services Portfolio	344,401
Technology Portfolio	359,987

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Business Services and Outsourcing Portfolio	$ 2,085
Computers Portfolio	23,468
Developing Communications Portfolio	26,138
Electronics Portfolio	74,310
Networking and Infrastructure Portfolio	6,038
Software and Computer Services Portfolio	10,628
Technology Portfolio	50,310

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Business Services and Outsourcing Portfolio	$ 5,871
Computers Portfolio	138,939
Developing Communications Portfolio	176,533
Electronics Portfolio	271,611
Networking and Infrastructure Portfolio	36,635
Software and Computer Services Portfolio	164,718
Technology Portfolio	279,018

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Computers Portfolio	Borrower	$ 10,292,000	2.40%	$ -	$ 2,739
Developing Communications Portfolio	Borrower	$ 7,750,750	1.70%	$ -	$ 8,772
Electronics Portfolio	Borrower	$ 13,739,833	1.60%	$ -	$ 3,655
Technology Portfolio	Borrower	$ 13,671,714	2.36%	$ -	$ 6,287

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse certain funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Business Services and Outsourcing Portfolio	1.25%* - 2.50	$ 2,013

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody Expense Reduction	Transfer Agent Expense Reduction
Business Services and Outsourcing Portfolio	$ 7,597	$ -	$ -
Computers Portfolio	540,892	310	279
Developing Communications Portfolio	1,217,452	2,589	2,182
Electronics Portfolio	2,362,289	966	5,859
Networking and Infrastructure Portfolio	139,866	-	334
Software and Computer Services Portfolio	447,628	422	219
Technology Portfolio	1,446,633	982	7,117

Annual Report

8. Other.

The funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Business Services and Outsourcing Portfolio, Computers Portfolio, Developing Communications Portfolio, Electronics Portfolio, Networking and Infrastructure Portfolio, Software and Computer Services Portfolio, and Technology Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Business Services and Outsourcing Portfolio, Computers Portfolio, Developing Communications Portfolio, Electronics Portfolio, Networking and Infrastructure Portfolio, Software and Computer Services Portfolio, and Technology Portfolio (funds of Select Portfolios) at February 28, 2005, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Business Services and Outsourcing (2001-present), Computers (2001-present), Developing Communications (2001-present), Electronics (2001-present), Networking and Infrastructure (2001-present), Software and Computer Services (2001-present), and Technology ( 2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002-present) and Chief Financial Officer (2002-present) of FMR Corp. Previously, Ms. Cronin served as Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holdings S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2000-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (56)

Year of Election or Appointment: 1998 or 2000

Secretary of Business Services and Outsourcing (1998), Computers (1998), Developing Communications (1998), Electronics (1998), Networking and Infrastructure (2000), Software and Computer Services (1998), and Technology (1998). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and Infrastructure, Software and Computer Services, and Technology. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and Infrastructure, Software and Computer Services, and Technology. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and Infrastructure, Software and Computer Services, and Technology. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and Infrastructure, Software and Computer Services, and Technology. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and Infrastructure, Software and Computer Services, and Technology. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (43)

Year of Election or Appointment: 2005

Deputy Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and Infrastructure, Software and Computer Services, and Technology. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and Infrastructure, Software and Computer Services, and Technology. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986, 1990, 1998, or 2000

Assistant Treasurer of Business Services and Outsourcing (1998), Computers (1986), Developing Communications (1990), Electronics (1986), Networking and Infrastructure (2000), Software and Computer Services (1986), Technology (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and Infrastructure, Software and Computer Services, and Technology. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and Infrastructure, Software and Computer Services, and Technology. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Networking and Infrastructure, Software and Computer Services, and Technology. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Business Services and Outsourcing	4/18/05	4/15/05	$.34

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year indicated or for dividends for the taxable year ended 2005, if subsequently determined to be different, the net capital gain of such year; and for dividends for the taxable year ended 2004, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Fund	February 28, 2005
Business Services and Outsourcing	$1,344,351

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund
Software and Computer Services	100%
Technology	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund
Software and Computer Services	100%
Technology	100%

The funds will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on March 24, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	9,314,364,721.61	70.523
Against	2,486,143,584.96	18.823
Abstain	489,189,430.66	3.704
Broker Non-Votes	917,940,491.14	6.950
TOTAL	13,207,638,228.37	100.000
To elect a Board of Trustees.*
PROPOSAL 2
	# of Votes	% of Votes
J. Michael Cook
Affirmative	12,369,521,674.13	93.654
Withheld	838,116,554.24	6.346
TOTAL	13,207,638,228.37	100.000
Ralph F. Cox
Affirmative	12,353,429,984.36	93.532
Withheld	854,208,244.01	6.468
TOTAL	13,207,638,228.37	100.000
Laura B. Cronin
Affirmative	12,360,172,516.31	93.584
Withheld	847,465,712.06	6.416
TOTAL	13,207,638,228.37	100.000
Robert M. Gates
Affirmative	12,356,402,798.10	93.555
Withheld	851,235,430.27	6.445
TOTAL	13,207,638,228.37	100.000
George H. Heilmeier
Affirmative	12,365,687,775.19	93.625
Withheld	841,950,453.18	6.375
TOTAL	13,207,638,228.37	100.000
Abigail P. Johnson
Affirmative	12,335,958,829.63	93.400
Withheld	871,679,398.74	6.600
TOTAL	13,207,638,228.37	100.000
Edward C. Johnson 3d
Affirmative	12,337,734,780.99	93.414
Withheld	869,903,447.38	6.586
TOTAL	13,207,638,228.37	100.000
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	12,360,750,886.49	93.588
Withheld	846,887,341.88	6.412
TOTAL	13,207,638,228.37	100.000
Marie L. Knowles
Affirmative	12,367,215,661.94	93.637
Withheld	840,422,566.43	6.363
TOTAL	13,207,638,228.37	100.000
Ned C. Lautenbach
Affirmative	12,369,405,974.85	93.653
Withheld	838,232,253.52	6.347
TOTAL	13,207,638,228.37	100.000
Marvin L. Mann
Affirmative	12,358,339,601.76	93.570
Withheld	849,298,626.61	6.430
TOTAL	13,207,638,228.37	100.000
William O. McCoy
Affirmative	12,358,409,929.20	93.570
Withheld	849,228,299.17	6.430
TOTAL	13,207,638,228.37	100.000
Robert L. Reynolds
Affirmative	12,369,327,462.49	93.653
Withheld	838,310,765.88	6.347
TOTAL	13,207,638,228.37	100.000
William S. Stavropoulos
Affirmative	12,365,850,786.06	93.627
Withheld	841,787,442.31	6.373
TOTAL	13,207,638,228.37	100.000
PROPOSAL 3
To amend the fundamental investment limitation concerning lending for each fund.
	# of Votes	% of Votes
Business Services and Outsourcing
Affirmative	18,336,427.91	76.070
Against	3,501,674.82	14.527
Abstain	1,350,563.63	5.603
Broker Non-Votes	916,076.04	3.800
TOTAL	24,104,742.40	100.000
Computers
Affirmative	486,378,459.49	74.894
Against	79,989,926.42	12.317
Abstain	31,550,603.98	4.858
Broker Non-Votes	51,506,182.65	7.931
TOTAL	649,425,172.54	100.000
	# of Votes	% of Votes
Developing Communications
Affirmative	388,195,518.32	77.407
Against	60,836,034.91	12.130
Abstain	26,953,971.67	5.376
Broker Non-Votes	25,510,135.28	5.087
TOTAL	501,495,660.18	100.000
Electronics
Affirmative	1,868,956,174.24	72.134
Against	365,481,621.61	14.106
Abstain	131,637,452.35	5.081
Broker Non-Votes	224,868,750.15	8.679
TOTAL	2,590,943,998.35	100.000
Networking and Infrastructure
Affirmative	92,649,107.17	80.805
Against	14,991,657.91	13.076
Abstain	5,389,047.29	4.699
Broker Non-Votes	1,628,609.20	1.420
TOTAL	114,658,421.57	100.000
Software and Computer Services
Affirmative	404,486,758.02	75.583
Against	68,697,820.64	12.838
Abstain	26,043,018.55	4.866
Broker Non-Votes	35,924,835.02	6.713
TOTAL	535,152,432.23	100.000
Technology
Affirmative	1,237,184,775.28	75.642
Against	198,562,889.66	12.140
Abstain	89,812,897.48	5.491
Broker Non-Votes	110,026,497.64	6.727
TOTAL	1,635,587,060.06	100.000

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SELTEC-UANN-0405
1.813668.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Select Portfolios®

Utilities Sector

Telecommunications

Utilities Growth

Wireless

Annual Report

February 28, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>
Fund Updates*
Utilities Sector
Telecommunications	<Click Here>
Utilities Growth	<Click Here>
Wireless	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

* Fund updates for each Select Portfolio include: Performance, Management's Discussion of Fund Performance, Investment Summary, Investments, and Financial Statements.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Select Portfolios

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions or certain exchanges of shares purchased prior to October 12, 1990, redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2004 to February 28, 2005).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2004	Ending Account Value February 28, 2005	Expenses Paid During Period* September 1, 2004 to February 28, 2005
Telecommunications Portfolio
Actual	$ 1,000.00	$ 1,090.70	$ 5.55
HypotheticalA	$ 1,000.00	$ 1,019.49	$ 5.36
Utilities Growth Portfolio
Actual	$ 1,000.00	$ 1,145.80	$ 5.32
HypotheticalA	$ 1,000.00	$ 1,019.84	$ 5.01
Wireless Portfolio
Actual	$ 1,000.00	$ 1,175.60	$ 5.45
HypotheticalA	$ 1,000.00	$ 1,019.79	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Telecommunications Portfolio	1.07%
Utilities Growth Portfolio	1.00%
Wireless Portfolio	1.01%

Annual Report

Telecommunications Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Telecommunications	-1.40%	-17.28%	5.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Select Telecommunications Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Telecommunications Portfolio

Management's Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity® Select Telecommunications Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months that ended February 28, 2005, the fund returned -1.40%, trailing both the 15.19% return for the Goldman Sachs® Utilities Index and the S&P 500®. Unlike the Goldman Sachs index, the fund had a sizable stake in telecommunications equipment stocks, which declined sharply as investors worried about valuations and the outlook for demand. Detractors included Nortel Networks and Cisco Systems. The fund also had an overweighting relative to the sector index in the Regional Bell Operating Companies (RBOCs), which retreated late in the period as investors grew concerned about the impact of newly announced mergers and acquisitions. The biggest disappointment was Qwest Communications International, which continued to bid for MCI's assets even after Verizon Communications had struck a merger deal with the long-distance carrier. Relative performance also suffered from the fund's lack of exposure to electric utilities, a major index component that did quite well. On the positive side were wireless services stocks such as NII Holdings, which operates in Latin America, and Nextel Partners, a Nextel Communications affiliate that focuses on rural U.S. markets. Both stocks rallied sharply amid strong subscriber growth.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Qwest Communications International, Inc.	11.6
SBC Communications, Inc.	11.2
Verizon Communications, Inc.	10.5
Nextel Communications, Inc. Class A	9.1
ALLTEL Corp.	5.3
BellSouth Corp.	4.9
Citizens Communications Co.	4.8
QUALCOMM, Inc.	4.7
Vodafone Group PLC sponsored ADR	4.6
Nextel Partners, Inc. Class A	3.3
70.0
Top Industries as of February 28, 2005
% of fund's net assets
Diversified Telecommunication Services	52.1%
Wireless Telecommunication Services	25.9%
Communications Equipment	17.9%
Media	1.1%
Electronic Equipment & Instruments	0.3%
All Others *	2.7%

* Includes short-term investments and net other assets.

Annual Report

Telecommunications Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 17.9%
ADC Telecommunications, Inc. (a)	424,700	$ 976,810
Andrew Corp. (a)	82,100	993,410
Avaya, Inc. (a)	4,800	67,200
Cisco Systems, Inc. (a)	169,400	2,950,948
Comverse Technology, Inc. (a)	134,200	3,114,782
GigaBeam Corp.	25,000	231,250
Juniper Networks, Inc. (a)	460,300	9,914,862
Lucent Technologies, Inc. (a)	2,910,800	8,936,156
Motorola, Inc.	462,100	7,236,486
Nokia Corp. sponsored ADR	531,000	8,570,340
QUALCOMM, Inc.	440,300	15,899,233
Sonus Networks, Inc. (a)	158,400	834,768
TOTAL COMMUNICATIONS EQUIPMENT		59,726,245
DIVERSIFIED TELECOMMUNICATION SERVICES - 52.1%
Alaska Communication Systems Group, Inc.	39,000	335,010
ALLTEL Corp.	311,300	17,806,360
AT&T Corp.	265,900	5,166,437
BellSouth Corp.	630,000	16,254,000
Citizens Communications Co.	1,196,300	15,958,642
Iowa Telecommunication Services, Inc.	27,700	550,122
Qwest Communications International, Inc. (a)	9,889,044	38,567,272
SBC Communications, Inc. (d)	1,548,500	37,241,425
Sprint Corp.	289,700	6,860,096
Verizon Communications, Inc.	979,000	35,214,630
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		173,953,994
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Amphenol Corp. Class A	25,300	1,009,470
INTERNET SOFTWARE & SERVICES - 0.1%
Raindance Communications, Inc. (a)	134,000	310,880
MEDIA - 1.1%
EchoStar Communications Corp. Class A	124,000	3,689,000
WIRELESS TELECOMMUNICATION SERVICES - 25.9%
Alamosa Holdings, Inc. (a)(d)	360,800	4,596,592
American Tower Corp. Class A (a)	29,000	531,570
Crown Castle International Corp. (a)	247,500	4,044,150
Nextel Communications, Inc. Class A (a)	1,035,500	30,474,765
Nextel Partners, Inc. Class A (a)	559,900	11,147,609
NII Holdings, Inc. (a)(d)	178,900	10,236,658
SpectraSite, Inc. (a)	30,000	1,854,000

	Shares	Value (Note 1)
Vodafone Group PLC sponsored ADR	584,700	$ 15,371,763
Western Wireless Corp. Class A (a)	205,700	8,084,010
TOTAL WIRELESS TELECOMMUNICATION SERVICES		86,341,117
TOTAL COMMON STOCKS (Cost $297,644,851)		325,030,706
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 2.51% (b)	1,487,812	1,487,812
Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c)	15,821,100	15,821,100
TOTAL MONEY MARKET FUNDS (Cost $17,308,912)		17,308,912
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $314,953,763)		342,339,618
NET OTHER ASSETS - (2.6)%		(8,698,110)
NET ASSETS - 100%		$ 333,641,508
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information

At February 28, 2005, the fund had a capital loss carryforward of approximately $581,413,416 of which $407,782,258, $161,866,685 and $11,764,473 will expire on February 28, 2010, 2011 and February 29, 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $15,504,952) (cost $314,953,763) - See accompanying schedule		$ 342,339,618
Cash		180,678
Receivable for investments sold		8,802,558
Receivable for fund shares sold		147,180
Dividends receivable		149,115
Interest receivable		3,657
Prepaid expenses		1,441
Other affiliated receivables		133
Other receivables		149,102
Total assets		351,773,482

Liabilities
Payable for investments purchased	$ 245,660
Payable for fund shares redeemed	1,733,876
Accrued management fee	164,307
Other affiliated payables	140,705
Other payables and accrued expenses	26,326
Collateral on securities loaned, at value	15,821,100
Total liabilities		18,131,974

Net Assets		$ 333,641,508
Net Assets consist of:
Paid in capital		$ 891,156,806
Undistributed net investment income		637,265
Accumulated undistributed net realized gain (loss) on investments		(585,538,418)
Net unrealized appreciation (depreciation) on investments		27,385,855
Net Assets, for 9,578,865 shares outstanding		$ 333,641,508
Net Asset Value, offering price and redemption price per share ($333,641,508 ÷ 9,578,865 shares)		$ 34.83

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 6,184,637
Special Dividends		2,810,000
Interest		39,070
Security lending		31,733
Total income		9,065,440

Expenses
Management fee	$ 2,110,153
Transfer agent fees	1,582,412
Accounting and security lending fees	184,977
Non-interested trustees' compensation	2,192
Custodian fees and expenses	13,078
Registration fees	27,152
Audit	36,166
Legal	4,036
Interest	1,418
Miscellaneous	38,293
Total expenses before reductions	3,999,877
Expense reductions	(233,524)	3,766,353
Net investment income (loss)		5,299,087
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		42,732,867
Change in net unrealized appreciation (depreciation) on investment securities		(57,132,074)
Net gain (loss)		(14,399,207)
Net increase (decrease) in net assets resulting from operations		$ (9,100,120)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,299,087	$ 974,528
Net realized gain (loss)	42,732,867	47,047,050
Change in net unrealized appreciation (depreciation)	(57,132,074)	97,912,183
Net increase (decrease) in net assets resulting from operations	(9,100,120)	145,933,761
Distributions to shareholders from net investment income	(5,054,509)	(565,329)
Share transactions Proceeds from sales of shares	51,781,700	126,418,282
Reinvestment of distributions	4,784,932	535,974
Cost of shares redeemed	(148,168,834)	(145,888,463)
Net increase (decrease) in net assets resulting from share transactions	(91,602,202)	(18,934,207)
Redemption fees	48,101	77,030
Total increase (decrease) in net assets	(105,708,730)	126,511,255

Net Assets
Beginning of period	439,350,238	312,838,983
End of period (including undistributed net investment income of $637,265 and undistributed net investment income of $434,006, respectively)	$ 333,641,508	$ 439,350,238
Other Information Shares
Sold	1,495,805	4,049,684
Issued in reinvestment of distributions	128,885	17,866
Redeemed	(4,322,254)	(5,034,709)
Net increase (decrease)	(2,697,564)	(967,159)

Financial Highlights

Years ended February 28,	2005	2004 F	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 35.79	$ 23.62	$ 30.55	$ 45.89	$ 100.87
Income from Investment Operations
Net investment income (loss)C	.49D	.08	.03	.01	(.12)
Net realized and unrealized gain (loss)	(.96)	12.13	(6.95)	(15.33)	(45.86)
Total from investment operations	(.47)	12.21	(6.92)	(15.32)	(45.98)
Distributions from net investment income	(.49)	(.05)	(.03)	(.02)	-
Distributions from net realized gain	-	-	-	-	(9.04)
Total distributions	(.49)	(.05)	(.03)	(.02)	(9.04)
Redemption fees added to paid in capital C	- G	.01	.02	- G	.04
Net asset value, end of period	$ 34.83	$ 35.79	$ 23.62	$ 30.55	$ 45.89
Total Return A, B	(1.40)%	51.78%	(22.60)%	(33.39)%	(49.80)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.09%	1.40%	1.56%	1.29%	1.07%
Expenses net of voluntary waivers, if any	1.09%	1.40%	1.56%	1.29%	1.07%
Expenses net of all reductions	1.02%	1.34%	1.34%	1.20%	1.02%
Net investment income (loss)	1.44% D	.27%	.13%	.02%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 333,642	$ 439,350	$ 312,839	$ 456,116	$ 791,196
Portfolio turnover rate	56%	98%	163%	169%	322%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.68%. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Utilities Growth Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Past 5 years	Past 10 years
Select Utilities Growth	19.90%	-6.75%	9.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on February 28, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Utilities Growth Portfolio

Management's Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity® Select Utilities Growth Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund returned 19.90%, outpacing both the Goldman Sachs® Utilities Index, which returned 15.19%, and the S&P 500®. Strong stock picking in electric utilities and wireless telecommunication services more than overcame weak performance from the fund's wireline telecom services stocks. TXU, a Texas-based electric utility, was a top contributor relative to the index. It posted huge gains as new management implemented a restructuring plan that helped the company deliver strong earnings growth. American Tower, a wireless tower company, and NII Holdings, a wireless services provider in Latin America, also were top performers relative to the index. Both stocks benefited as continued strong demand for wireless services boosted their financial results. On the negative side, EchoStar Communications, a large satellite broadcaster, hurt relative returns as investors became concerned that competition would increase. Overweightings in Regional Bell Operating Companies BellSouth, Qwest Communications International and Verizon Communications also detracted from relative returns as proposed mergers and acquisitions within the industry pressured the stocks.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Utilities Growth Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Verizon Communications, Inc.	9.5
SBC Communications, Inc.	9.5
BellSouth Corp.	8.8
TXU Corp.	8.1
Nextel Communications, Inc. Class A	8.0
Exelon Corp.	4.9
PG&E Corp.	4.5
Dominion Resources, Inc.	4.5
Citizens Communications Co.	4.3
EchoStar Communications Corp. Class A	4.2
66.3
Top Industries as of February 28, 2005
% of fund's net assets
Diversified Telecommunication Services	39.8%
Electric Utilities	25.9%
Wireless Telecommunication Services	19.1%
Multi-Utilities & Unregulated Power	8.2%
Media	5.3%
All Others *	1.7%

* Includes short-term investments and net other assets.

Annual Report

Utilities Growth Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Adesa, Inc.	9,900	$ 223,443
CONSTRUCTION & ENGINEERING - 0.4%
Dycom Industries, Inc. (a)	42,000	1,131,900
DIVERSIFIED TELECOMMUNICATION SERVICES - 39.8%
Alaska Communication Systems Group, Inc.	37,100	318,689
ALLTEL Corp.	33,500	1,916,200
AT&T Corp.	218,800	4,251,284
BellSouth Corp.	1,104,600	28,498,680
Citizens Communications Co.	1,034,100	13,794,894
FairPoint Communications, Inc.	46,200	803,880
Golden Telecom, Inc.	12,300	362,358
Iowa Telecommunication Services, Inc.	25,900	514,374
Qwest Communications International, Inc. (a)	1,841,200	7,180,680
SBC Communications, Inc.	1,284,500	30,892,225
Sprint Corp.	356,900	8,451,392
TELUS Corp. (non-vtg.)	37,900	1,132,283
Verizon Communications, Inc.	860,366	30,947,366
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		129,064,305
ELECTRIC UTILITIES - 25.9%
Allegheny Energy, Inc. (a)(d)	47,700	902,961
Allete, Inc.	2,033	80,669
Entergy Corp.	121,500	8,398,080
Exelon Corp.	351,300	15,934,968
FirstEnergy Corp.	174,200	7,184,008
PG&E Corp.	415,400	14,613,772
PPL Corp.	120,700	6,582,978
Sierra Pacific Resources (a)(d)	227,400	2,269,452
TXU Corp.	343,200	26,169,000
Westar Energy, Inc.	15,000	344,700
Wisconsin Energy Corp.	49,900	1,732,528
TOTAL ELECTRIC UTILITIES		84,213,116
GAS UTILITIES - 0.5%
KeySpan Corp.	4,500	177,975
Piedmont Natural Gas Co., Inc.	9,697	226,522
Southern Union Co.	35,200	892,672
UGI Corp.	9,500	425,125
TOTAL GAS UTILITIES		1,722,294
MEDIA - 5.3%
EchoStar Communications Corp. Class A	455,000	13,536,250
NTL, Inc. (a)	5,300	343,917
The DIRECTV Group, Inc. (a)	140,811	2,113,573
XM Satellite Radio Holdings, Inc. Class A (a)	41,100	1,354,656
TOTAL MEDIA		17,348,396

	Shares	Value (Note 1)
MULTI-UTILITIES & UNREGULATED POWER - 8.2%
AES Corp. (a)	331,900	$ 5,556,006
Constellation Energy Group, Inc.	44,600	2,295,562
Dominion Resources, Inc.	201,600	14,521,248
Duke Energy Corp.	30,700	828,593
Equitable Resources, Inc.	14,100	836,835
NRG Energy, Inc. (a)	18,000	693,180
ONEOK, Inc.	64,000	1,875,200
TOTAL MULTI-UTILITIES & UNREGULATED POWER		26,606,624
WATER UTILITIES - 0.1%
Aqua America, Inc.	11,999	294,935
WIRELESS TELECOMMUNICATION SERVICES - 19.1%
Alamosa Holdings, Inc. (a)	60,100	765,674
American Tower Corp. Class A (a)	523,720	9,599,788
Crown Castle International Corp. (a)	248,100	4,053,954
InPhonic, Inc.	500	11,530
Millicom International Cellular SA (a)	5,600	125,608
Nextel Communications, Inc. Class A (a)	881,500	25,942,545
Nextel Partners, Inc. Class A (a)	311,300	6,197,983
NII Holdings, Inc. (a)	122,100	6,986,562
Price Communications Corp.	32,900	587,923
SpectraSite, Inc. (a)	61,500	3,800,700
Western Wireless Corp. Class A (a)	102,160	4,014,888
TOTAL WIRELESS TELECOMMUNICATION SERVICES		62,087,155
TOTAL COMMON STOCKS (Cost $292,377,239)		322,692,168
Money Market Funds - 1.0%

Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c) (Cost $3,326,750)	3,326,750	3,326,750
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $295,703,989)		326,018,918
NET OTHER ASSETS - (0.4)%		(1,287,327)
NET ASSETS - 100%		$ 324,731,591
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At February 28, 2005, the fund had a capital loss carryforward of approximately $155,594,183 of which $14,066,768 and $141,527,415 will expire on February 28, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Utilities Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $3,169,522) (cost $295,703,989) - See accompanying schedule		$ 326,018,918
Receivable for investments sold		6,063,964
Receivable for fund shares sold		672,131
Dividends receivable		464,424
Interest receivable		3,512
Prepaid expenses		921
Other affiliated receivables		75
Other receivables		56,190
Total assets		333,280,135

Liabilities
Payable to custodian bank	$ 3,282,807
Payable for fund shares redeemed	1,649,655
Accrued management fee	159,078
Other affiliated payables	103,912
Other payables and accrued expenses	26,342
Collateral on securities loaned, at value	3,326,750
Total liabilities		8,548,544

Net Assets		$ 324,731,591
Net Assets consist of:
Paid in capital		$ 456,832,831
Undistributed net investment income		995,565
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(163,411,734)
Net unrealized appreciation (depreciation) on investments		30,314,929
Net Assets, for 8,110,143 shares outstanding		$ 324,731,591
Net Asset Value, offering price and redemption price per share ($324,731,591 ÷ 8,110,143 shares)		$ 40.04

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends A		$ 6,212,183
Special Dividends		1,508,400
Interest		61,310
Security lending		11,816
Total income		7,793,709

Expenses
Management fee	$ 1,472,975
Transfer agent fees	883,472
Accounting and security lending fees	128,933
Non-interested trustees' compensation	1,680
Custodian fees and expenses	10,910
Registration fees	52,072
Audit	35,579
Legal	1,662
Miscellaneous	16,857
Total expenses before reductions	2,604,140
Expense reductions	(80,639)	2,523,501
Net investment income (loss)		5,270,208
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	30,466,210
Foreign currency transactions	(4,992)
Total net realized gain (loss)		30,461,218
Change in net unrealized appreciation (depreciation) on investment securities		11,299,969
Net gain (loss)		41,761,187
Net increase (decrease) in net assets resulting from operations		$ 47,031,395

A As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended February 29, 2004, dividend income has been reduced by $143,075, with a corresponding increase to net realized gain (loss) and net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,270,208	$ 2,838,833
Net realized gain (loss)	30,461,218	20,346,453
Change in net unrealized appreciation (depreciation)	11,299,969	41,257,509
Net increase (decrease) in net assets resulting from operations	47,031,395	64,442,795
Distributions to shareholders from net investment income	(4,964,482)	(2,532,917)
Share transactions Proceeds from sales of shares	205,464,053	61,766,265
Reinvestment of distributions	4,725,459	2,381,378
Cost of shares redeemed	(134,631,549)	(80,413,110)
Net increase (decrease) in net assets resulting from share transactions	75,557,963	(16,265,467)
Redemption fees	63,132	40,620
Total increase (decrease) in net assets	117,688,008	45,685,031

Net Assets
Beginning of period	207,043,583	161,358,552
End of period (including undistributed net investment income of $995,565 and undistributed net investment income of $746,905, respectively)	$ 324,731,591	$ 207,043,583
Other Information Shares
Sold	5,461,648	2,055,456
Issued in reinvestment of distributions	123,302	78,707
Redeemed	(3,575,021)	(2,635,809)
Net increase (decrease)	2,009,929	(501,646)

Financial Highlights

Years ended February 28,	2005	2004 G	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 33.94	$ 24.44	$ 34.32	$ 50.37	$ 68.83
Income from Investment Operations
Net investment income (loss) C	.76 D, H	.43	.44	.33	2.48 E
Net realized and unrealized gain (loss)	5.95	9.46	(9.85)	(15.20)	(14.15)
Total from investment operations	6.71	9.89	(9.41)	(14.87)	(11.67)
Distributions from net investment income	(.62)	(.40)	(.48)	(.26)	(1.97)
Distributions from net realized gain	-	-	-	(.93)	(4.85)
Total distributions	(.62)	(.40)	(.48)	(1.19)	(6.82)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.03
Net asset value, end of period	$ 40.04	$ 33.94	$ 24.44	$ 34.32	$ 50.37
Total Return A, B	19.90%	40.71%	(27.55)%	(29.94)%	(17.65)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.02%	1.23%	1.30%	1.11%	1.01%
Expenses net of voluntary waivers, if any	1.02%	1.23%	1.30%	1.11%	1.01%
Expenses net of all reductions	.99%	1.19%	1.17%	1.09%	.99%
Net investment income (loss)	2.06% D,H	1.44%	1.56%	.77%	3.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 324,732	$ 207,044	$ 161,359	$ 274,894	$ 532,367
Portfolio turnover rate	51%	76%	139%	54%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.22 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.47%. E Investment income per share reflects a special dividend which amounted to $2.26 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29. H As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended February 29, 2004, net investment income per share and the ratio of the net investment income to average net assets for the year ended February 28, 2005 have been reduced by $0.02 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Wireless Portfolio

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2005	Past 1 year	Life of fund A
Select Wireless	17.32%	-11.90%

A From September 21, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Wireless Portfolio on September 21, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Wireless Portfolio

Management's Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity® Select Wireless Portfolio

Stocks got off to a shaky start in the first month of the new year, but most major equity benchmarks managed to cling to their gains for the 12 months ending February 28, 2005. Small-cap stocks continued a six-year-plus run of outperforming large-caps, as the small-cap Russell 2000® Index gained 9.53% during the period, compared to 6.98% for the larger-cap Standard & Poor's 500SM Index. Mid-caps were among the market's biggest gainers, highlighted by the 14.98% rise in the Russell Midcap® Index. Turning to investment styles, value significantly outdistanced growth. The Russell 3000® Value Index advanced 13.71%, versus 1.47% for the Russell 3000 Growth Index. Energy was the best-performing sector, spurred by record-high oil prices. Technology fared worst, despite a strong rally in the fourth quarter of 2004. However, a good portion of that gain was wiped out in January and February, leaving the tech-heavy NASDAQ Composite® Index with a modest 1.64% increase for the one-year period. Large-cap blue-chip stocks fared somewhat better, but the 3.96% return of the Dow Jones Industrial AverageSM was well under its historical average of roughly 11%.

For the 12 months ending February 28, 2005, the fund returned 17.32%, beating both the Goldman Sachs® Utilities Index, which returned 15.19%, and the S&P 500®. Strong performance from wireless stocks, along with positive stock selection, bolstered the fund's returns. Wireless services stocks rallied as subscribers and usage rates grew, while equipment and infrastructure stocks benefited as the carriers stepped up spending to expand their offerings. Companies' financial performance improved across the industry. The fund benefited from overweightings relative to the sector index in several top-performing wireless stocks. The biggest contributor was PalmOne, which benefited from growing demand for its Treo multi-functional compact wireless product. I sold PalmOne to take profits. In addition, several wireless carriers helped relative returns, including Nextel Partners, which operates in secondary U.S. markets, and NII Holdings, which provides walkie-talkie-type services in Latin America. Both stocks benefited from strong demand for their services. Wireless equipment stocks were the biggest detractors from relative performance. The fund had overweightings in handset makers Motorola and Finland's Nokia, as well as Swedish equipment manufacturer Ericsson, all of which suffered from real or anticipated competitive pressures.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Wireless Portfolio

Investment Summary

Top Ten Stocks as of February 28, 2005
% of fund's net assets
Nextel Communications, Inc. Class A	11.1
Nokia Corp. sponsored ADR	7.4
Nextel Partners, Inc. Class A	7.1
Comverse Technology, Inc.	6.0
NII Holdings, Inc.	5.9
Western Wireless Corp. Class A	5.7
Crown Castle International Corp.	4.9
Vodafone Group PLC sponsored ADR	4.8
QUALCOMM, Inc.	4.7
Harris Corp.	4.6
62.2
Top Industries as of February 28, 2005
% of fund's net assets
Wireless Telecommunication Services	51.1%
Communications Equipment	32.9%
Diversified Telecommunication Services	12.2%
Semiconductors & Semiconductor Equipment	1.6%
Internet Software & Services	1.1%
All Others *	1.1%

* Includes short-term investments and net other assets.

Annual Report

Wireless Portfolio

Investments February 28, 2005

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 32.9%
Andrew Corp. (a)	804,000	$ 9,728,400
Comverse Technology, Inc. (a)	966,920	22,442,213
GigaBeam Corp.	50,000	462,500
Harris Corp.	258,300	17,228,610
Motorola, Inc.	585,880	9,174,881
Nokia Corp. sponsored ADR	1,697,000	27,389,580
Powerwave Technologies, Inc. (a)	437,700	2,998,245
QUALCOMM, Inc.	483,400	17,455,574
REMEC, Inc. (a)	503,700	3,158,199
Research In Motion Ltd. (a)	52,900	3,476,488
Telefonaktiebolaget LM Ericsson ADR (a)(d)	313,200	9,179,892
TOTAL COMMUNICATIONS EQUIPMENT		122,694,582
DIVERSIFIED TELECOMMUNICATION SERVICES - 12.2%
ALLTEL Corp.	231,290	13,229,788
BellSouth Corp.	141,000	3,637,800
Qwest Communications International, Inc. (a)	200,000	780,000
SBC Communications, Inc.	229,100	5,509,855
Sprint Corp. (d)	569,475	13,485,168
Verizon Communications, Inc.	244,800	8,805,456
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		45,448,067
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
Trimble Navigation Ltd. (a)	6,000	216,120
INTERNET SOFTWARE & SERVICES - 1.1%
Openwave Systems, Inc. (a)	336,366	4,292,030
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.6%
Atheros Communications, Inc. (d)	162,100	2,225,633
Atmel Corp. (a)	1,230,600	3,876,390
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		6,102,023
WIRELESS TELECOMMUNICATION SERVICES - 51.1%
Alamosa Holdings, Inc. (a)(d)	1,193,474	15,204,859
American Tower Corp. Class A (a)	709,150	12,998,720
Crown Castle International Corp. (a)	1,115,300	18,224,002
Nextel Communications, Inc. Class A (a)	1,406,650	41,397,708
Nextel Partners, Inc. Class A (a)	1,331,700	26,514,147
NII Holdings, Inc. (a)	380,600	21,777,932
SpectraSite, Inc. (a)	241,900	14,949,420
Telephone & Data Systems, Inc.	69	6,038
Vodafone Group PLC sponsored ADR	685,490	18,021,532

	Shares	Value (Note 1)
Western Wireless Corp. Class A (a)	539,700	$ 21,210,210
Wireless Facilities, Inc. (a)	10,200	72,012
TOTAL WIRELESS TELECOMMUNICATION SERVICES		190,376,580
TOTAL COMMON STOCKS (Cost $301,330,597)		369,129,402
Money Market Funds - 9.8%

Fidelity Securities Lending Cash Central Fund, 2.52% (b)(c) (Cost $36,355,925)	36,355,925	36,355,925
TOTAL INVESTMENT PORTFOLIO - 108.8% (Cost $337,686,522)		405,485,327
NET OTHER ASSETS - (8.8)%		(32,780,729)
NET ASSETS - 100%		$ 372,704,598
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.4%
Finland	7.4%
United Kingdom	4.8%
Sweden	2.5%
Others (individually less than 1%)	0.9%
100.0%
Income Tax Information

At February 28, 2005, the fund had a capital loss carryforward of approximately $91,907,409 of which $21,435,018, $68,901,018 and $1,571,373 will expire on February 28, 2010, 2011 and February 29, 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2005

Assets
Investment in securities, at value (including securities loaned of $35,615,727) (cost $337,686,522) - See accompanying schedule		$ 405,485,327
Receivable for investments sold		16,596,689
Receivable for fund shares sold		1,214,914
Dividends receivable		124,668
Interest receivable		1,768
Prepaid expenses		1,496
Other affiliated receivables		1,182
Other receivables		171,681
Total assets		423,597,725

Liabilities
Payable to custodian bank	$ 1,352,552
Payable for investments purchased	384,828
Payable for fund shares redeemed	12,432,180
Accrued management fee	196,377
Other affiliated payables	144,312
Other payables and accrued expenses	26,953
Collateral on securities loaned, at value	36,355,925
Total liabilities		50,893,127

Net Assets		$ 372,704,598
Net Assets consist of:
Paid in capital		$ 400,613,627
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(95,707,834)
Net unrealized appreciation (depreciation) on investments		67,798,805
Net Assets, for 65,516,394 shares outstanding		$ 372,704,598
Net Asset Value, offering price and redemption price per share ($372,704,598 ÷ 65,516,394 shares)		$ 5.69

Statement of Operations

	Year ended February 28, 2005

Investment Income
Dividends		$ 2,320,135
Interest		142,515
Security lending		89,395
Total income		2,552,045

Expenses
Management fee	$ 2,107,991
Transfer agent fees	1,357,787
Accounting and security lending fees	186,385
Non-interested trustees' compensation	1,895
Custodian fees and expenses	13,329
Registration fees	83,991
Audit	36,065
Legal	643
Interest	5,445
Miscellaneous	21,211
Total expenses before reductions	3,814,742
Expense reductions	(265,988)	3,548,754
Net investment income (loss)		(996,709)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	42,438,335
Foreign currency transactions	7,060
Total net realized gain (loss)		42,445,395
Change in net unrealized appreciation (depreciation) on: Investment securities	9,980,638
Assets and liabilities in foreign currencies	(145)
Total change in net unrealized appreciation (depreciation)		9,980,493
Net gain (loss)		52,425,888
Net increase (decrease) in net assets resulting from operations		$ 51,429,179

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2005	Year ended February 29, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (996,709)	$ (905,249)
Net realized gain (loss)	42,445,395	9,832,969
Change in net unrealized appreciation (depreciation)	9,980,493	69,150,727
Net increase (decrease) in net assets resulting from operations	51,429,179	78,078,447
Share transactions Proceeds from sales of shares	489,721,414	236,301,292
Cost of shares redeemed	(451,775,776)	(83,183,442)
Net increase (decrease) in net assets resulting from share transactions	37,945,638	153,117,850
Redemption fees	289,802	124,160
Total increase (decrease) in net assets	89,664,619	231,320,457

Net Assets
Beginning of period	283,039,979	51,719,522
End of period	$ 372,704,598	$ 283,039,979
Other Information Shares
Sold	94,401,410	58,994,612
Redeemed	(87,222,522)	(22,003,130)
Net increase (decrease)	7,178,888	36,991,482

Financial Highlights

Years ended February 28,	2005	2004 H	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 4.85	$ 2.42	$ 3.68	$ 7.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.03)	(.03)	(.04)	(.02)
Net realized and unrealized gain (loss)	.85	2.46	(1.23)	(3.50)	(2.76)
Total from investment operations	.84	2.43	(1.26)	(3.54)	(2.78)
Distributions in excess of net realized gain	-	-	-	-	(.01)
Redemption fees added to paid in capital E	- I	- I	- I	- I	.01
Net asset value, end of period	$ 5.69	$ 4.85	$ 2.42	$ 3.68	$ 7.22
Total Return B, C, D	17.32%	100.41%	(34.24)%	(49.03)%	(27.71)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.04%	1.55%	2.17%	1.59%	1.51% A
Expenses net of voluntary waivers, if any	1.04%	1.55%	2.17%	1.59%	1.51% A
Expenses net of all reductions	.97%	1.43%	2.01%	1.54%	1.48% A
Net investment income (loss)	(.27)%	(.77)%	(1.16)%	(.72)%	(.43)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 372,705	$ 283,040	$ 51,720	$ 77,266	$ 157,516
Portfolio turnover rate	96%	79%	110%	148%	155% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the former sales charges. E Calculated based on average shares outstanding during the period. F For the period September 21, 2000 (commencement of operations) to February 28, 2001. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2005

1. Significant Accounting Policies.

Telecommunications Portfolio, Utilities Growth Portfolio, and Wireless Portfolio (the funds) are funds of Fidelity Select Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, each fund intends to calculate a NAV each hour on the hour (until one hour prior to the close of business on the NYSE) under normal business conditions. Each fund's investments are valued as of these times for the purpose of computing the fund's hourly NAV. Fidelity may suspend the calculation of one or more hourly NAVs for any period in which prices for a portion of the stocks or securities held by the funds are not readily available. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Telecommunications Portfolio	$ 319,078,765	$ 50,581,684	$ (27,320,831)	$ 23,260,853
Utilities Growth Portfolio	303,521,536	44,399,225	(21,901,843)	22,497,382
Wireless Portfolio	341,486,945	74,524,212	(10,525,830)	63,998,382
	Undistributed Ordinary Income	Capital Loss Carryforward
Telecommunications Portfolio	$ 638,526	$ (581,413,416)
Utilities Growth Portfolio	997,244	(155,594,183)
Wireless Portfolio	-	(91,907,409)

The tax character of distributions paid was as follows:

February 28, 2005
Ordinary Income
Telecommunications Portfolio	$ 5,054,509
Utilities Growth Portfolio	4,964,482
February 29, 2004
Ordinary Income
Telecommunications Portfolio	$ 565,329
Utilities Growth Portfolio	2,532,917

Trading (Redemption) Fees. Shares in the funds held less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Telecommunications Portfolio	203,238,413	301,760,484
Utilities Growth Portfolio	208,399,523	129,168,076
Wireless Portfolio	375,339,113	337,091,173

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Telecommunications Portfolio	.30%	.27%	.57%
Utilities Growth Portfolio	.30%	.27%	.58%
Wireless Portfolio	.30%	.27%	.58%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Telecommunications Portfolio	$ 8,447
Utilities Growth Portfolio	11,393
Wireless Portfolio	2,435

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Telecommunications Portfolio	.43%
Utilities Growth Portfolio	.35%
Wireless Portfolio	.37%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Telecommunications Portfolio	$ 38,747
Utilities Growth Portfolio	60,737
Wireless Portfolio	140,779

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of the funds to any other Fidelity Select fund or to any other Fidelity fund. For the period, exchange fees retained by FSC were as follows:

Retained by FSC
Telecommunications Portfolio	$ 8,093
Utilities Growth Portfolio	4,575
Wireless Portfolio	10,995

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Telecommunications Portfolio	$ 85,708
Utilities Growth Portfolio	10,015
Wireless Portfolio	26,921

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Telecommunications Portfolio	Borrower	$9,200,250	1.39%	-	$ 1,418
Wireless Portfolio	Borrower	$6,462,933	2.02%	-	$ 5,445

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Transfer Agent expense reduction
Telecommunications Portfolio	$ 233,524	$ -
Utilities Growth Portfolio	80,493	146
Wireless Portfolio	264,077	1,911

8. Other.

The funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio, Utilities Growth Portfolio, and Wireless Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Telecommunications Portfolio, Utilities Growth Portfolio, and Wireless Portfolio (funds of Fidelity Select Portfolios) at February 28, 2005, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 268 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of Telecommunications, Utilities Growth and Wireless (2001-present). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001-present). She is President and a Director of FMR (2001-present), Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002-present) and Chief Financial Officer (2002-present) of FMR Corp. Previously, Ms. Cronin served as Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001-present), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003-present). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), and INET Technologies Inc. (telecommunications network surveillance, 2001-2004).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (56)

Year of Election or Appointment: 1998 or 2000

Secretary of Telecommunications (1998-present), Utilities Growth (1998-present), and Wireless (2000-present). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Telecommunications, Utilities Growth, and Wireless. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Telecommunications, Utilities Growth, and Wireless. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Telecommunications, Utilities Growth, and Wireless. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Telecommunications, Utilities Growth, and Wireless. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Telecommunications, Utilities Growth, and Wireless. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (43)

Year of Election or Appointment: 2005

Deputy Treasurer of Telecommunications, Utilities Growth, and Wireless. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Telecommunications, Utilities Growth, and Wireless. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986 or 2000

Assistant Treasurer of Telecommunications (1986-present), Utilities Growth (1986-present), and Wireless (2000-present). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Telecommunications, Utilities Growth, and Wireless. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Telecommunications, Utilities Growth, and Wireless. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Telecommunications, Utilities Growth, and Wireless. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Telecommunications	100%
Utilities Growth	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Telecommunications	100%
Utilities Growth	100%

The funds will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the funds' shareholders was held on March 24, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	9,314,364,721.61	70.523
Against	2,486,143,584.96	18.823
Abstain	489,189,430.66	3.704
Broker Non-Votes	917,940,491.14	6.950
TOTAL	13,207,638,228.37	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	12,369,521,674.13	93.654
Withheld	838,116,554.24	6.346
TOTAL	13,207,638,228.37	100.000
Ralph F. Cox
Affirmative	12,353,429,984.36	93.532
Withheld	854,208,244.01	6.468
TOTAL	13,207,638,228.37	100.000
Laura B. Cronin
Affirmative	12,360,172,516.31	93.584
Withheld	847,465,712.06	6.416
TOTAL	13,207,638,228.37	100.000
Robert M. Gates
Affirmative	12,356,402,798.10	93.555
Withheld	851,235,430.27	6.445
TOTAL	13,207,638,228.37	100.000
George H. Heilmeier
Affirmative	12,365,687,775.19	93.625
Withheld	841,950,453.18	6.375
TOTAL	13,207,638,228.37	100.000
Abigail P. Johnson
Affirmative	12,335,958,829.63	93.400
Withheld	871,679,398.74	6.600
TOTAL	13,207,638,228.37	100.000
Edward C. Johnson 3d
Affirmative	12,337,734,780.99	93.414
Withheld	869,903,447.38	6.586
TOTAL	13,207,638,228.37	100.000
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	12,360,750,886.49	93.588
Withheld	846,887,341.88	6.412
TOTAL	13,207,638,228.37	100.000
Marie L. Knowles
Affirmative	12,367,215,661.94	93.637
Withheld	840,422,566.43	6.363
TOTAL	13,207,638,228.37	100.000
Ned C. Lautenbach
Affirmative	12,369,405,974.85	93.653
Withheld	838,232,253.52	6.347
TOTAL	13,207,638,228.37	100.000
Marvin L. Mann
Affirmative	12,358,339,601.76	93.570
Withheld	849,298,626.61	6.430
TOTAL	13,207,638,228.37	100.000
William O. McCoy
Affirmative	12,358,409,929.20	93.570
Withheld	849,228,299.17	6.430
TOTAL	13,207,638,228.37	100.000
Robert L. Reynolds
Affirmative	12,369,327,462.49	93.653
Withheld	838,310,765.88	6.347
TOTAL	13,207,638,228.37	100.000
William S. Stavropoulos
Affirmative	12,365,850,786.06	93.627
Withheld	841,787,442.31	6.373
TOTAL	13,207,638,228.37	100.000
PROPOSAL 3
To amend the fundamental investment limitation concerning lending for each fund.
	# of Votes	% of Votes
Telecommunications
Affirmative	190,962,265.27	74.865
Against	31,920,906.72	12.514
Abstain	13,009,657.67	5.101
Broker Non-Votes	19,180,466.80	7.520
TOTAL	255,073,296.46	100.000
Utilities Growth
Affirmative	100,643,727.75	75.325
Against	20,967,400.69	15.693
Abstain	8,575,208.07	6.418
Broker Non-Votes	3,425,691.26	2.564
TOTAL	133,612,027.77	100.000
Wireless
Affirmative	116,061,414.45	83.066
Against	14,474,794.26	10.360
Abstain	6,007,757.29	4.299
Broker Non-Votes	3,179,261.89	2.275
TOTAL	139,723,227.89	100.000

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SELUTL-UANN-0405
1.813624.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, February 28, 2005, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended February 28, 2005 and February 29, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage Services and Investment Management Portfolio, Business Services and Outsourcing Portfolio, Chemicals Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Industries Portfolio, Cyclical Industries Portfolio, Defense and Aerospace Portfolio, Developing Communications Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environmental Portfolio, Financial Services Portfolio, Food and Agriculture Portfolio, Gold Portfolio, Health Care Portfolio, Home Finance Portfolio, Industrial Equipment Portfolio, Industrial Materials Portfolio, Insurance Portfolio, Leisure Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Money Market Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Networking and Infrastructure Portfolio, Paper and Forest Products Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Growth Portfolio and Wireless Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Air Transportation Portfolio	$32,000	$36,000
Automotive Portfolio	$32,000	$36,000
Banking Portfolio	$34,000	$37,000
Biotechnology Portfolio	$37,000	$40,000
Brokerage Services and Investment Management Portfolio	$33,000	$37,000
Business Services and Outsourcing Portfolio	$32,000	$36,000
Chemicals Portfolio	$32,000	$36,000
Computers Portfolio	$34,000	$38,000
Construction and Housing Portfolio	$32,000	$36,000
Consumer Industries Portfolio	$32,000	$36,000
Cyclical Industries Portfolio	$33,000	$36,000
Defense and Aerospace Portfolio	$33,000	$36,000
Developing Communications Portfolio	$34,000	$37,000
Electronics Portfolio	$40,000	$44,000
Energy Portfolio	$33,000	$36,000
Energy Service Portfolio	$33,000	$37,000
Environmental Portfolio	$32,000	$36,000
Financial Services Portfolio	$34,000	$37,000
Food and Agriculture Portfolio	$32,000	$36,000
Gold Portfolio	$34,000	$38,000
Health Care Portfolio	$37,000	$41,000
Home Finance Portfolio	$34,000	$37,000
Industrial Equipment Portfolio	$32,000	$36,000
Industrial Materials Portfolio	$32,000	$36,000
Insurance Portfolio	$33,000	$36,000
Leisure Portfolio	$33,000	$36,000
Medical Delivery Portfolio	$33,000	$36,000
Medical Equipment and Systems Portfolio	$34,000	$36,000
Money Market Portfolio	$32,000	$38,000
Multimedia Portfolio	$32,000	$36,000
Natural Gas Portfolio	$33,000	$36,000
Natural Resources Portfolio	$32,000	$36,000
Networking and Infrastructure Portfolio	$32,000	$36,000
Paper and Forest Products Portfolio	$32,000	$36,000
Pharmaceuticals Portfolio	$32,000	$36,000
Retailing Portfolio	$32,000	$36,000
Software and Computer Services Portfolio	$34,000	$38,000
Technology Portfolio	$38,000	$41,000
Telecommunications Portfolio	$33,000	$37,000
Transportation Portfolio	$32,000	$36,000
Utilities Growth Portfolio	$33,000	$36,000
Wireless Portfolio	$33,000	$36,000
All funds in the Fidelity Group of Funds audited by PwC	$11,200,000	$10,700,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended February 28, 2005 and February 29, 2004 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004 A, B
Air Transportation Portfolio	$0	$0
Automotive Portfolio	$0	$0
Banking Portfolio	$0	$0
Biotechnology Portfolio	$0	$0
Brokerage Services and Investment Management Portfolio	$0	$0
Business Services and Outsourcing Portfolio	$0	$0
Chemicals Portfolio	$0	$0
Computers Portfolio	$0	$0
Construction and Housing Portfolio	$0	$0
Consumer Industries Portfolio	$0	$0
Cyclical Industries Portfolio	$0	$0
Defense and Aerospace Portfolio	$0	$0
Developing Communications Portfolio	$0	$0
Electronics Portfolio	$0	$0
Energy Portfolio	$0	$0
Energy Service Portfolio	$0	$0
Environmental Portfolio	$0	$0
Financial Services Portfolio	$0	$0
Food and Agriculture Portfolio	$0	$0
Gold Portfolio	$0	$0
Health Care Portfolio	$0	$0
Home Finance Portfolio	$0	$0
Industrial Equipment Portfolio	$0	$0
Industrial Materials Portfolio	$0	$0
Insurance Portfolio	$0	$0
Leisure Portfolio	$0	$0
Medical Delivery Portfolio	$0	$0
Medical Equipment and Systems Portfolio	$0	$0
Money Market Portfolio	$0	$0
Multimedia Portfolio	$0	$0
Natural Gas Portfolio	$0	$0
Natural Resources Portfolio	$0	$0
Networking and Infrastructure Portfolio	$0	$0
Paper and Forest Products Portfolio	$0	$0
Pharmaceuticals Portfolio	$0	$0
Retailing Portfolio	$0	$0
Software and Computer Services Portfolio	$0	$0
Technology Portfolio	$0	$0
Telecommunications Portfolio	$0	$0
Transportation Portfolio	$0	$0
Utilities Growth Portfolio	$0	$0
Wireless Portfolio	$0	$0

A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended February 28, 2005 and February 29, 2004, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A	2004A,B
PwC	$0	$50,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended February 28, 2005 and February 29, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A, B
Air Transportation Portfolio	$1,900	$1,700
Automotive Portfolio	$1,900	$1,700
Banking Portfolio	$1,900	$1,700
Biotechnology Portfolio	$1,900	$1,700
Brokerage Services and Investment Management Portfolio	$1,900	$1,700
Business Services and Outsourcing Portfolio	$1,900	$1,700
Chemicals Portfolio	$1,900	$1,700
Computers Portfolio	$1,900	$1,700
Construction and Housing Portfolio	$1,900	$1,700
Consumer Industries Portfolio	$1,900	$1,700
Cyclical Industries Portfolio	$1,900	$1,700
Defense and Aerospace Portfolio	$1,900	$1,700
Developing Communications Portfolio	$1,900	$1,700
Electronics Portfolio	$1,900	$1,700
Energy Portfolio	$1,900	$1,700
Energy Service Portfolio	$1,900	$1,700
Environmental Portfolio	$1,900	$1,700
Financial Services Portfolio	$1,900	$1,700
Food and Agriculture Portfolio	$1,900	$1,700
Gold Portfolio	$1,900	$1,700
Health Care Portfolio	$1,900	$1,700
Home Finance Portfolio	$1,900	$1,700
Industrial Equipment Portfolio	$1,900	$1,700
Industrial Materials Portfolio	$1,900	$1,700
Insurance Portfolio	$1,900	$1,700
Leisure Portfolio	$1,900	$1,700
Medical Delivery Portfolio	$1,900	$1,700
Medical Equipment and Systems Portfolio	$1,900	$1,700
Money Market Portfolio	$1,900	$1,700
Multimedia Portfolio	$1,900	$1,700
Natural Gas Portfolio	$1,900	$1,700
Natural Resources Portfolio	$1,900	$1,700
Networking and Infrastructure Portfolio	$1,900	$1,700
Paper and Forest Products Portfolio	$1,900	$1,700
Pharmaceuticals Portfolio	$1,900	$1,700
Retailing Portfolio	$1,900	$1,700
Software and Computer Services Portfolio	$1,900	$1,700
Technology Portfolio	$1,900	$1,700
Telecommunications Portfolio	$1,900	$1,700
Transportation Portfolio	$1,900	$1,700
Utilities Growth Portfolio	$1,900	$1,700
Wireless Portfolio	$1,900	$1,700
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended February 28, 2005 and February 29, 2004, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A,B
PwC	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended February 28, 2005 and February 29, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A, B
Air Transportation Portfolio	$1,300	$1,200
Automotive Portfolio	$1,300	$1,100
Banking Portfolio	$1,700	$1,500
Biotechnology Portfolio	$2,900	$2,700
Brokerage Services and Investment Management Portfolio	$1,600	$1,400
Business Services and Outsourcing Portfolio	$1,300	$1,200
Chemicals Portfolio	$1,300	$1,200
Computers Portfolio	$1,900	$1,800
Construction and Housing Portfolio	$1,400	$1,200
Consumer Industries Portfolio	$1,300	$1,100
Cyclical Industries Portfolio	$1,300	$1,100
Defense and Aerospace Portfolio	$1,600	$1,400
Developing Communications Portfolio	$1,800	$1,600
Electronics Portfolio	$3,900	$3,800
Energy Portfolio	$1,700	$1,300
Energy Service Portfolio	$1,700	$1,500
Environmental Portfolio	$1,300	$1,100
Financial Services Portfolio	$1,700	$1,500
Food and Agriculture Portfolio	$1,400	$1,200
Gold Portfolio	$1,800	$1,700
Health Care Portfolio	$2,900	$2,700
Home Finance Portfolio	$1,600	$1,400
Industrial Equipment Portfolio	$1,300	$1,200
Industrial Materials Portfolio	$1,400	$1,200
Insurance Portfolio	$1,400	$1,200
Leisure Portfolio	$1,400	$1,300
Medical Delivery Portfolio	$1,500	$1,200
Medical Equipment and Systems Portfolio	$1,900	$1,400
Money Market Portfolio	$1,500	$1,600
Multimedia Portfolio	$1,400	$1,300
Natural Gas Portfolio	$1,600	$1,300
Natural Resources Portfolio	$1,400	$1,200
Networking and Infrastructure Portfolio	$1,400	$1,200
Paper and Forest Products Portfolio	$1,300	$1,100
Pharmaceuticals Portfolio	$1,300	$1,200
Retailing Portfolio	$1,300	$1,200
Software and Computer Services Portfolio	$1,900	$1,800
Technology Portfolio	$3,100	$2,900
Telecommunications Portfolio	$1,600	$1,400
Transportation Portfolio	$1,300	$1,200
Utilities Growth Portfolio	$1,500	$1,300
Wireless Portfolio	$1,600	$1,200
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended February 28, 2005 and February 29, 2004, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A,B
PwC	$520,000	$140,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2005 and February 29, 2004 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2005 and February 29, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2005 and February 29, 2004 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2005 and February 29, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2005 and February 29, 2004 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2005 and February 29, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended February 28, 2005, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2005
Air Transportation Portfolio	0%
Automotive Portfolio	0%
Banking Portfolio	0%
Biotechnology Portfolio	0%
Brokerage Services and Investment Management Portfolio	0%
Business Services and Outsourcing Portfolio	0%
Chemicals Portfolio	0%
Computers Portfolio	0%
Construction and Housing Portfolio	0%
Consumer Industries Portfolio	0%
Cyclical Industries Portfolio	0%
Defense and Aerospace Portfolio	0%
Developing Communications Portfolio	0%
Electronics Portfolio	0%
Energy Portfolio	0%
Energy Service Portfolio	0%
Environmental Portfolio	0%
Financial Services Portfolio	0%
Food and Agriculture Portfolio	0%
Gold Portfolio	0%
Health Care Portfolio	0%
Home Finance Portfolio	0%
Industrial Equipment Portfolio	0%
Industrial Materials Portfolio	0%
Insurance Portfolio	0%
Leisure Portfolio	0%
Medical Delivery Portfolio	0%
Medical Equipment and Systems Portfolio	0%
Money Market Portfolio	0%
Multimedia Portfolio	0%
Natural Gas Portfolio	0%
Natural Resources Portfolio	0%
Networking and Infrastructure Portfolio	0%
Paper and Forest Products Portfolio	0%
Pharmaceuticals Portfolio	0%
Retailing Portfolio	0%
Software and Computer Services Portfolio	0%
Technology Portfolio	0%
Telecommunications Portfolio	0%
Transportation Portfolio	0%
Utilities Growth Portfolio	0%
Wireless Portfolio	0%

(g) For the fiscal years ended February 28, 2005 and February 29, 2004, the aggregate fees billed by PwC of $2,750,000A and $2,150,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A,B
Covered Services	$650,000	$300,000
Non-Covered Services	$2,100,000	$1,850,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	April 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	April 22, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	April 22, 2005